Exhibit 10.1
EXECUTION COPY

REINSURANCE AGREEMENT (FA BUSINESS)
between
ATHENE ANNUITY & LIFE ASSURANCE COMPANY
and
VOYA INSURANCE AND ANNUITY COMPANY
effective as of June 1, 2018
Treaty Number DEVFACO - 060118

1

TABLE OF CONTENTS
Page
ARTICLE I GENERAL PROVISIONS    1

Section 1.01	Defined Terms 1

Section 1.02	Other Definitional Provisions 8
ARTICLE II COVERAGE    8

Section 2.01	Scope and Basis of Reinsurance 8

Section 2.02	Policy Changes 9

Section 2.03	Reinstatement of Surrendered Policies 9

Section 2.04	Misstatement of Fact 9

Section 2.05	Credited Rates and Non-Guaranteed Elements 9

Section 2.06	Programs of Internal Replacement 10

Section 2.07	Conservation Program 10

Section 2.08	Retrocession 10

Section 2.09	Interest Maintenance Reserve 10

Section 2.10	Valuation of Liabilities 10
ARTICLE III REINSURANCE PREMIUMS    10

Section 3.01	Reinsurance Premiums 10

Section 3.02	Initial Premium; True-Up 10
ARTICLE IV CEDING COMMISSION    11

Section 4.01	Ceding Commission 11
ARTICLE V ADMINISTRATION FEE    12

Section 5.01	Policy Expenses 12
ARTICLE VI REINSURED LIABILITIES    12

Section 6.01	Reinsured Liabilities 12

Section 6.02	Claims Settlement 12

Section 6.03	Recoveries 12
ARTICLE VII REPORTING AND SETTLEMENTS    13

Section 7.01	Ceding Company Reporting 13

Section 7.02	Reinsurer Reporting 14

Section 7.03	Settlements 15

ARTICLE VIII HEDGING; FUNDS WITHHELD ACCOUNT    16

Section 8.01	Existing Hedges 16

Section 8.02	Funds Withheld Account 17
ARTICLE IX CREDIT FOR REINSURANCE; CUSTODY ACCOUNT    17

Section 9.01	Credit for Reinsurance 17

Section 9.02	Custody Account 18

Section 9.03	Ceding Company Withdrawals 18

Section 9.04	Custody Account Settlements 18

Section 9.05	Additional Reinsurer Withdrawals 19

Section 9.06	Substitutions 19

Section 9.07	Termination of Ceding Company’s Withdrawal Rights 20
ARTICLE X ADMINISTRATION    20

Section 10.01	Policy Administration 20

Section 10.02	Record-Keeping 20
ARTICLE XI TERM AND TERMINATION    21

Section 11.01	Duration of Agreement 21

Section 11.02	Recapture 21

Section 11.03	Recapture Payment 21

Section 11.04	Survival 22
ARTICLE XII ERRORS AND OMISSIONS    22

Section 12.01	Errors and Omissions 22
ARTICLE XIII DISPUTE RESOLUTION    23

Section 13.01	Negotiation 23

Section 13.02	Arbitration; Waiver of Trial by Jury 23
ARTICLE XIV INSOLVENCY    25

Section 14.01	Insolvency 25
ARTICLE XV TAXES    26

Section 15.01	Taxes 26

Section 15.02	DAC Tax Election 26

Section 15.03	Tax Treatment 27
ARTICLE XVI REPRESENTATIONS, WARRANTIES AND COVENANTS    27

Section 16.01	Representations and Warranties of the Ceding Company 27

Section 16.02	Covenants of the Ceding Company 28

Section 16.03	Representations and Warranties of the Reinsurer 29

Section 16.04	Covenants of the Reinsurer 30
ARTICLE XVII MISCELLANEOUS    31

Section 17.01	Currency 31

Section 17.02	Interest 31

Section 17.03	Right of Setoff and Recoupment 31

Section 17.04	No Third-Party Beneficiaries 31

Section 17.05	Amendment 32

Section 17.06	Notices 32

Section 17.07	Consent to Jurisdiction 33

Section 17.08	Service of Process 33

Section 17.09	Inspection of Records 33

Section 17.10	Confidentiality 34

Section 17.11	Successors 34

Section 17.12	Entire Agreement 35

Section 17.13	Severability 35

Section 17.14	Construction 35

Section 17.15	Non-Waiver 35

Section 17.16	Further Assurances 35

Section 17.17	Governing Law 35

Section 17.18	Counterparts 36

Schedules

I.    Policy Forms and Riders
II.    Policy Expenses
III.    Initial Premium Assets
IV.    Asset Valuation Methodology
V.    Existing Index Hedges
VI.    Existing Other Hedges
VII.    Reinsurer Reports

Exhibits

A.	Form of Weekly Accounting Report

B.	Form of Monthly Accounting Report

C.	Form of Quarterly Accounting Report

D.	Account Value Roll-Forward Information Fields

E.	Seriatim Information Fields

REINSURANCE AGREEMENT
This REINSURANCE AGREEMENT (this “Agreement”), effective as of June 1, 2018 (the “Effective Date”), is made by and between Voya Insurance and Annuity Company, an insurance company organized under the Laws of the State of Iowa (the “Ceding Company”), and Athene Annuity & Life Assurance Company, a reinsurance company organized under the Laws of the State of Delaware (the “Reinsurer”).
WITNESSETH:
WHEREAS, Athene Holding Ltd (“AHL”), VA Capital Company LLC (the “Buyer Parent”), and Voya Financial, Inc. (the “Seller”) have entered into a Master Transaction Agreement, dated as of December 20, 2017 (the “Master Agreement”), pursuant to which, among other things, the Seller will sell, and Venerable Holdings, Inc., a wholly owned subsidiary of the Buyer Parent (the “Buyer”), will purchase, all of the issued and outstanding shares of common stock of the Ceding Company;
WHEREAS, in connection with the closing of the sale of the Ceding Company to the Buyer, the Ceding Company and Athene Life Re Ltd., a wholly owned subsidiary of AHL (“ALRe”), have entered into a reinsurance transaction pursuant to which the Ceding Company cedes, and ALRe accepts, on a modified coinsurance basis, an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business of the Ceding Company; and
WHEREAS, in connection with the closing of the sale of the Ceding Company to the Buyer, the Ceding Company and the Reinsurer, an indirect wholly owned subsidiary of AHL, wish to enter into a coinsurance transaction with respect to certain fixed annuity business of the Ceding Company; and
WHEREAS, subject to the terms, conditions and limitations contained herein, the Ceding Company desires to cede, on a coinsurance basis, and the Reinsurer desires to accept, the Reinsured Liabilities (as defined below).
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the Ceding Company and the Reinsurer hereby agree as follows:

ARTICLE I
GENERAL PROVISIONS
Section 1.01    Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Action” shall mean (a) any civil, criminal or administrative action, suit, claim, litigation, arbitration or similar proceeding, in each case, before a Governmental Entity, or (b) any investigation or written inquiry by a Governmental Entity other than any examination by a taxing authority, including a tax audit.

“Affiliate” shall mean, with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person, and the term “Affiliated” shall have a correlative meaning. For the purposes of this definition, “control”, when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing. For the avoidance of doubt, the Ceding Company and the Reinsurer shall not be deemed “Affiliates” for purposes of this Agreement.
“Agreement” shall have the meaning specified in the Preamble hereto.
“AHL” shall have the meaning specified in the Recitals hereto.
“ALRe” shall have the meaning specified in the Recitals hereto.
“Applicable Tax Gross-Up Percentage” shall mean, (a) with respect to the Pre-Tax Reform Existing IMR, 65%, (b) with respect to the Post-Tax Reform Existing IMR, one minus the highest federal tax rate applicable to United States corporations at the time such interest maintenance reserves were established, and (c) with respect to the New Effective Date IMR, one minus the highest federal tax rate applicable to United States corporations as of the Effective Date.
“Authorized Representative” shall have the meaning specified in Section 14.01(a)(i).
“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banking institutions are authorized or required by Law to close in New York, New York or Des Moines, Iowa.
“Buyer” shall have the meaning specified in the Recitals hereto.
“Buyer Parent” shall have the meaning specified in the Recitals hereto.
“Ceded IMR” shall mean, collectively, as of any date of determination, the amount of the Existing IMR that remains unamortized as of such date and the amount of the New Effective Date IMR that remains unamortized as of such date, in each case, determined in accordance with Delaware SAP.
“Ceded Reserves” shall mean an amount equal to the Quota Share of the Net Statutory Reserves.
“Ceding Company” shall have the meaning specified in the Preamble hereto.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Company Required Initial Premium” shall have the meaning specified in Section 3.02(b).
“Custodian” shall have the meaning specified in Section 9.02(a).

“Custody Account” shall have the meaning specified in Section 9.02(a).
“Custody Account Required Balance” shall have the meaning specified in Section 9.02(a).
“Custody Account Valuation Report” shall have the meaning specified in Section 9.04(a).
“Custody Agreement” shall have the meaning specified in Section 9.02(a).
“Delaware SAP” shall mean the statutory accounting principles and practices prescribed or permitted for Delaware life insurance companies by the Delaware Department of Insurance, consistently applied by the Reinsurer.
“Effective Date” shall have the meaning specified in the Preamble hereto.
“Estimated Company Ceding Commission” shall have the meaning specified in the Master Agreement.
“Estimated Company Required Initial Premium” shall have the meaning specified in Section 3.02(c).
“Excluded Liabilities” shall mean without duplication (a) all Extra-Contractual Obligations other than Reinsurer Extra-Contractual Obligations, (b) any liabilities resulting from any change to the terms of any Reinsured Policy after the Effective Date, unless such change is required by applicable Law or by the express terms of the Reinsured Policies, or has been approved in writing in advance by the Reinsurer, (c) any liabilities other than Reinsured Liabilities and (d) any ex gratia payments made by the Ceding Company (i.e., payments the Ceding Company is not required to make under the terms of the Reinsured Policies) unless such payment has been approved in writing in advance by the Reinsurer.
“Existing Hedge Proceeds” shall have the meaning specified in Section 8.01(a).
“Existing Hedges” shall mean all Existing Index Hedges and Existing Other Hedges.
“Existing IMR” shall mean the Quota Share of the Ceding Company’s interest maintenance reserves relating to the Reinsured Policies as of the Effective Date, determined in accordance with Iowa SAP.
“Existing Index Hedges” shall mean all derivatives and other hedges purchased by the Ceding Company prior to the Effective Date to hedge the index risk associated with the Reinsured Policies that remain in full force and effect as of the Effective Date and are listed on Schedule V. For the avoidance of doubt, following the expiration or exercise of any Existing Index Hedge, such expired or exercised hedge shall no longer be considered an Existing Index Hedge.
“Existing Other Hedges” shall mean all derivatives and other hedges purchased by the Ceding Company prior to the Effective Date to hedge risk other than the index risk associated with the Reinsured Policies that remain in full force and effect as of the Effective Date and are listed on

Schedule VI. For the avoidance of doubt, following the expiration or exercise of any Existing Other Hedge, such expired or exercised hedge shall no longer be considered an Existing Other Hedge.
“Extra-Contractual Obligations” shall mean any liabilities or obligations not arising under the express terms and conditions of, or in excess of the applicable policy limits of, the Reinsured Policies, including liabilities or obligations for fines, penalties, taxes, fees, forfeitures, compensatory damages, and punitive, special, treble, bad faith, tort, exemplary or other forms of extra-contractual damages awarded against or paid by the Ceding Company, which liabilities or obligations arise from any act, error or omission committed by the Ceding Company or any of its Affiliates or any of the directors, officers, employees, agents, representatives, annuity producers, administrators, service providers, successors or assigns of the Ceding Company or any of its Affiliates, whether or not intentional, negligent, in bad faith or otherwise relating to (a) the form, marketing, sale, underwriting, production, issuance, cancellation or administration of the Reinsured Policies, (b) the investigation, defense, trial, settlement or handling of claims, benefits or payments under the Reinsured Policies, (c) the failure to pay, the delay in payment, or errors in calculating or administering the payment of benefits, claims or any other amounts due or alleged to be due under or in connection with the Reinsured Policies, (d) fines or other penalties associated with escheat or unclaimed property liabilities arising under or relating to the Reinsured Policies, (e) the failure of the Reinsured Policies or the payments thereunder to qualify for their intended or expected tax status, or (f) any tax, penalty or interest imposed in respect of any withholding or reporting obligation of the Ceding Company in respect of taxes.
“Factual Information” shall have the meaning specified in Section 16.01(d).
“Fair Market Value” shall mean, as of any date of determination, (a) with respect to any Existing Hedge, the market value of such Existing Hedge on such date of determination as determined in accordance with the Iowa SAP, and (b) with respect to any other asset, the market value of such asset on such date of determination as determined in accordance with Schedule IV attached hereto.
“Final Company Ceding Commission” shall have the meaning specified in the Master Agreement.
“Funds Withheld Account” shall have the meaning specified in Section 8.02.
“Funds Withheld Amount” shall mean, as of any date of determination, the aggregate Fair Market Value of the Existing Hedges as of such date.
“Governmental Entity” shall mean any foreign, federal, state, local or other governmental, legislative, judicial, administrative or regulatory authority, agency, commission, board, body, court or entity or any instrumentality thereof or any self-regulatory body or arbitral body or arbitrator.
“Initial Premium” shall have the meaning specified in Section 3.02(a).
“Initial Premium Assets” shall have the meaning specified in Section 3.02(d).

“Iowa SAP” shall mean the statutory accounting principles and practices prescribed or permitted for Iowa life insurance companies by the Iowa Insurance Division, consistently applied by the Ceding Company; provided, that, for purposes of calculating the Net Statutory Reserves as of the Effective Date, Iowa SAP as applied by the Ceding Company shall include the methodology for calculating indexed annuity product reserves set forth in Iowa Administrative Code Chapter 191-97.
“Law” shall mean any law, statute, ordinance, written rule or regulation, order, injunction, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity.
“Master Agreement” shall have the meaning specified in the Recitals hereto.
“Monthly Accounting Period” shall have the meaning specified in Section 7.01(b).
“Monthly Accounting Report” shall have the meaning specified in Section 7.01(b).
“Monthly Settlement Amount” shall have the meaning specified in Section 7.03(b).
“Net Statutory Reserves” shall mean the net statutory reserves of the Ceding Company in respect of the Reinsured Policies, which shall be calculated in good faith on a seriatim basis in accordance with Iowa SAP and using valuation interest rates determined in a manner consistent with the Ceding Company’s historical practices; provided, however, that Net Statutory Reserves shall not include (a) additional actuarial reserves (as used in connection with Iowa SAP), if any, established by the Ceding Company as a result of its annual cash flow testing, (b) any asset valuation reserves (as used in connection with Iowa SAP) established by the Ceding Company, (c) any interest maintenance reserves (as used in connection with Iowa SAP) established by the Ceding Company or (d) any other reserve not directly attributable to specific Reinsured Policies.
“New Effective Date IMR” shall mean any new interest maintenance reserve that is created on the Effective Date as a result of the transactions contemplated by this Agreement, determined in accordance with Iowa SAP.
“Non-Payout Annuities” shall have the meaning specified in Section 7.01.
“Non-Public Personal Information” shall have the meaning specified in Section 17.10(b).
“Payout Annuities” shall have the meaning specified in Section 7.01.
“Permits” shall mean any licenses, certificates of authority or other similar certificates, registrations, franchises, permits, approvals or other similar authorizations issued to a Person by a Governmental Entity.
“Permitted Investments” shall have the meaning specified in Section 9.02(b).
“Person” shall mean an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization, Governmental Entity or other entity.

“Policy Expenses” shall have the meaning specified in Section 5.01.
“Post-Effective Date IMR” shall mean the interest maintenance reserve relating to the Reinsured Liabilities generated after the Effective Date, determined in accordance with Delaware SAP.
“Post-Tax Reform Existing IMR” shall mean the portion of the Existing IMR established after any change after the date of the Master Agreement to the highest federal tax rate applicable to United States corporations.
“Pre-Tax Reform Existing IMR” shall mean the portion of the Existing IMR established prior to any change after the date of the Master Agreement to the highest federal tax rate applicable to United States corporations.
“Proprietary Information” shall have the meaning specified in Section 17.10(a).
“Quarterly Accounting Period” shall have the meaning specified in Section 7.01(c).
“Quarterly Accounting Report” shall have the meaning specified in Section 7.01(c).
“Quarterly Settlement Amount” shall have the meaning specified in Section 7.03(c).
“Quota Share” shall mean twenty percent (20%).
“Recapture Effective Date” shall mean the date on which the liability of the Reinsurer with respect to all of the Reinsured Policies is terminated pursuant to Section 11.02 or the effective date of the rejection of this Agreement by any Receiver or of a recapture in full.
“Recapture Payment” shall have the meaning specified in Section 11.03(a).
“Receiver” shall have the meaning specified in Section 11.03(a).
“Reinsurance Credit Event” shall have the meaning specified in Section 9.01(a).
“Reinsurance Premiums” shall mean the Quota Share of the premiums, policy loan principal and interest payments, and other fees, amounts, payments, collections and recoveries received by the Ceding Company with respect to the Reinsured Policies.
“Reinsured Liabilities” shall mean the Quota Share of (a) liabilities of the Ceding Company with respect to claims, net of applicable surrender charges and market value adjustments, if any, for benefits related to partial surrenders, full surrenders, death claims, annuitizations, policy loans and other contractual benefits under the Reinsured Policies, (b) the Reinsurer Extra-Contractual Obligations, (c) liabilities with respect to premium taxes payable by the Ceding Company to the extent relating to premiums with respect to the Reinsured Policies that are issued after the Effective Date, (d) premium taxes and guaranty fund assessments payable by the Ceding Company to the extent relating to premiums received by the Ceding Company with respect to the Reinsured Policies and (e) trail commissions payable to producers with respect to the Reinsured Policies and other commissions payable with respect to premiums received by the Ceding Company after the Effective Date and paid to the Reinsurer; provided, that in no event shall “Reinsured Liabilities” include any Excluded Liabilities.
“Reinsured Policies” shall mean (a) all fixed annuity contracts issued by the Ceding Company on the policy forms that are listed on Schedule I and in force on the Effective Date, including any riders that are listed on Schedule I and any amendments or endorsements attached thereto as of the Effective Date, (b) all fixed annuity contracts assumed by the Ceding Company pursuant to the reinsurance agreements listed on Schedule I, (c) all supplementary contracts, whether with or without life contingencies, issued by the Ceding Company on or following the Effective Date upon the annuitization of any annuity contract referenced in (a) or (b) above or (d) below, and (d) all fixed annuity contracts of the type referenced in clause (a) above that are issued by the Ceding Company during the sixty (60) days following the Effective Date, including any amendments or endorsements attached thereto.
“Reinsurer” shall have the meaning specified in the Preamble hereto.
“Reinsurer Extra-Contractual Obligations” shall mean Extra-Contractual Obligations relating to the Reinsured Policies to the extent caused by, arising from or related to any act of, or failure to act by, the Reinsurer or any of its Affiliates following the Effective Date.
“Reserves Report” shall have the meaning specified in Section 7.02(a).
“Seller” shall have the meaning specified in the Recitals hereto.
“Statutory Carrying Value” shall mean, as of the relevant date of determination, (a) with respect to the Existing Hedges, the amount permitted to be carried by the Ceding Company as an admitted asset consistent with Iowa SAP, and (b) with respect to assets held in the Custody Account, the amount permitted to be carried by the Reinsurer as an admitted asset consistent with Delaware SAP.
“Terminal Accounting Report” shall have the meaning specified in Section 11.03(a).
“Treasury Regulations” shall mean all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time.
“Unamortized Ceding Commission” shall mean an amount equal to: (a) the portion of the Final Company Ceding Commission allocated by the Reinsurer and the Ceding Company to this Agreement, multiplied by (b)(i) the Ceded Reserves as of the Recapture Effective Date, divided by (ii) the Ceded Reserves as of the Effective Date; provided, however, that as of any date of determination on or following the tenth anniversary of the Effective Date, the Unamortized Ceding Commission will be zero.
“Weekly Accounting Report” shall have the meaning specified in Section 7.01(a).
“Weekly Settlement Amount” shall have the meaning specified in Section 7.03(a).

Section 1.02    Other Definitional Provisions.
(a)    For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole, including all Schedules and Exhibits to this Agreement, unless otherwise indicated.
(b)    Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.
(c)    The term “including” means “including but not limited to.”
(d)    Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders and vice versa.
(e)    The Schedules and Exhibits hereto are hereby incorporated by reference into the body of this Agreement.
(f)    All references herein to Articles, Sections, Subsections, Paragraphs, Exhibits and Schedules shall be deemed references to Articles and Sections and Subsections and Paragraphs of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.
(g)    All terms defined in this Agreement shall have the defined meaning when used in any Schedule, Exhibit, certificate, report or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein.
ARTICLE II
COVERAGE
Section 2.01    Scope and Basis of Reinsurance.
(a)    This Agreement shall be effective as of 12:00:01 a.m. Eastern Time on the Effective Date.
(b)    This Agreement is an agreement for indemnity reinsurance made solely between the Ceding Company and the Reinsurer.
(c)    Subject to the terms, conditions and limits of this Agreement (including the exclusion from coverage of Excluded Liabilities), the Ceding Company shall automatically cede and the Reinsurer shall automatically reinsure (i) on a funds withheld basis, a portion of the Reinsured Liabilities equal to the Funds Withheld Amount, and (ii) on a coinsurance basis, all other Reinsured Liabilities.
(d)    Subject to the terms, conditions and limits of this Agreement (including the exclusion from coverage of Excluded Liabilities), the Reinsurer shall follow the fortunes of the Ceding Company, and to that end the Reinsurer’s liability for the Reinsured Policies shall be identical to that of the Ceding Company and shall be subject to the same risks, terms, conditions, interpretations, waivers, modifications, alterations and cancellations to which the Ceding Company is subject with respect to the Reinsured Policies, subject in each case to the Ceding Company’s duty to adhere to its obligations pursuant to Article X.
(e)    Notwithstanding anything to the contrary herein, the Reinsurer shall not be liable for any Excluded Liabilities.
Section 2.02    Policy Changes.
(a)    The Ceding Company shall not, without the prior written consent of the Reinsurer, terminate, amend, modify or waive any provision or provisions of the Reinsured Policies, except to the extent required by applicable Law or the express terms of the Reinsured Policies.
(b)    Any such terminations, amendments, modifications or waivers made without the prior written consent of the Reinsurer shall be disregarded for purposes of this Agreement, and the reinsurance with respect to the affected Reinsured Policy will continue as if such termination, amendment, modification or waiver had not been made.
Section 2.03    Reinstatement of Surrendered Policies. If a Reinsured Policy that has been surrendered is reinstated according to its terms and the Ceding Company’s reinstatement policies, the Reinsurer will, upon notification, automatically reinstate the reinsurance with respect to such Reinsured Policy; provided, that, to the extent that the reinstatement of such Reinsured Policy requires payment of premiums in arrears or reimbursement of claims paid, the Ceding Company shall pay to the Reinsurer all Reinsurance Premiums in arrears and all reimbursements of Reinsured Liabilities paid on such Reinsured Policy.
Section 2.04    Misstatement of Fact. In the event of a change in the amount payable under a Reinsured Policy due to a misstatement of fact, the Reinsurer’s liability with respect to such Reinsured Policy will change proportionately. Such Reinsured Policy will be rewritten from commencement on the basis of the adjusted amounts using premiums and such other terms based on the correct facts, and the proper adjustment for the difference in Reinsurance Premiums, without interest, will be made.
Section 2.05    Credited Rates and Non-Guaranteed Elements. The Ceding Company will be responsible for establishing contractual guarantees, credited interest rates and other non-guaranteed elements of the Reinsured Policies; provided, that the Reinsurer shall be permitted to provide recommendations regarding the contractual guarantees, credited interest rates and other non-guaranteed elements and index strategies of the Reinsured Policies and, to the extent such recommendations comply with applicable Law, generally accepted actuarial standards of practice, the terms of the Reinsured Policies and any recommendations provided by ALRe, the Ceding Company shall not unreasonably take any actions that contravene such recommendations and shall promptly incorporate such recommendations. If the Ceding Company fails to adhere to such recommendations, then the Ceding Company shall promptly notify the Reinsurer in writing of such failure.

Section 2.06    Programs of Internal Replacement. The Ceding Company shall not solicit, or allow any of its Affiliates to solicit, directly or indirectly, policy holders of the Reinsured Policies in connection with any program of internal replacement. The term “program of internal replacement” means any program sponsored or supported by the Ceding Company or any of its Affiliates that is offered to a class of policy owners and in which a Reinsured Policy or a portion of a Reinsured Policy is exchanged for another policy that is written by the Ceding Company or any Affiliate of the Ceding Company or any successor or assignee of any of them.
Section 2.07    Conservation Program. Upon the request of the Reinsurer, the Ceding Company shall reasonably cooperate and work with the Reinsurer in good faith to develop and implement a conservation program with respect to the Reinsured Policies.
Section 2.08    Retrocession. The Reinsurer may retrocede all or any portion of the risks ceded to it pursuant to this Agreement without the consent of the Ceding Company.
Section 2.09    Interest Maintenance Reserve. The Ceding Company and the Reinsurer agree that the Ceded IMR shall be ceded to and maintained by the Reinsurer.
Section 2.10    Valuation of Liabilities. The Reinsurer shall calculate the statutory reserves and tax reserves with respect to the Reinsured Policies; provided, that, the Ceding Company shall provide reasonable support and assistance to the Reinsurer in connection with such calculations with respect to the calendar quarters ending June 30, 2018, September 30, 2018 and December 31, 2018.
ARTICLE III
REINSURANCE PREMIUMS
Section 3.01    Reinsurance Premiums. The payment of Reinsurance Premiums and the Company Required Initial Premium is a condition precedent to the liability of the Reinsurer under this Agreement. All Reinsurance Premiums other than the Company Required Initial Premium shall be payable in accordance with Section 7.03.
Section 3.02    Initial Premium; True-Up.
(a)    The initial premium payable by the Ceding Company to the Reinsurer shall be an amount equal to (i) the Ceded Reserves as of the Effective Date, plus (ii) the Pre-Tax Reform Existing IMR, divided by the Applicable Tax Gross-Up Percentage, plus (iii) the Post-Tax Reform Existing IMR, divided by the Applicable Tax Gross-Up Percentage, plus (iv) the New Effective Date IMR, divided by the Applicable Tax Gross-Up Percentage, plus (v) the Quota Share of $67.5 million (the “Initial Premium”);

(b)    The payment of the Initial Premium shall be satisfied on the Effective Date by the payment by the Ceding Company to the Reinsurer in accordance with this Section 3.02 of an initial premium equal to the following (the “Company Required Initial Premium”):

(i)    the Ceded Reserves as of the Effective Date, plus

(ii)    the Pre-Tax Reform Existing IMR, divided by the Applicable Tax Gross-Up Percentage, plus

(iii)    the Post-Tax Reform Existing IMR, divided by the Applicable Tax Gross-Up Percentage, plus

(iv)    the New Effective Date IMR, divided by the Applicable Tax Gross-Up Percentage, minus

(v)    the Quota Share of the amount of outstanding policy loans on the Reinsured Policies as of the Effective Date, if any, net of any unearned policy loan interest on such loans but including amounts of interest due and accrued with respect thereto, minus

(vi)    the Quota Share of the aggregate Statutory Carrying Value of the Existing Hedges as of the Effective Date (for the avoidance of doubt, determined immediately prior to giving effect to the cession of the Reinsured Liabilities to the Reinsurer hereunder), plus

(vii)    the Quota Share of $67.5 million.
(c)    The amount of the Company Required Initial Premium actually paid on the Effective Date (such estimated amount, the “Estimated Company Required Initial Premium”) shall be determined on an estimated basis in accordance with the Master Agreement.
(d)    To effectuate the payment of the Estimated Company Required Initial Premium, the Ceding Company shall transfer to the Reinsurer assets with an aggregate Fair Market Value equal to such Estimated Company Required Initial Premium. A list of the assets so transferred to the Reinsurer (the “Initial Premium Assets”), including an estimate of the Fair Market Value of each such asset as of the Effective Date, is set forth on Schedule III attached hereto. The Initial Premium Assets shall be assigned or endorsed in blank by the Ceding Company to the Reinsurer in order to transfer to the Reinsurer absolutely and unequivocally all right, title and interest in such assets.
(e)    The Estimated Company Required Initial Premium shall be subject to adjustment following the Effective Date in accordance with the Master Agreement.
ARTICLE IV
CEDING COMMISSION
Section 4.01    Ceding Commission. The Reinsurer shall pay to the Ceding Company on the Effective Date the portion of the Estimated Company Ceding Commission allocated by the Reinsurer and the Ceding Company to this Agreement. The Estimated Company Ceding Commission shall be subject to a post-Effective Date adjustment in accordance with the Master Agreement.

ARTICLE V
ADMINISTRATION FEE
Section 5.01    Policy Expenses. On a quarterly basis, the Reinsurer shall pay the Ceding Company an administrative expense fee (“Policy Expenses”) to cover the cost of providing all administrative and other services necessary or appropriate in connection with the administration of the Reinsured Policies and the Reinsured Liabilities in an amount calculated in accordance with Schedule II attached hereto. The Policy Expenses shall be payable by the Reinsurer to the Ceding Company in accordance with Section 7.03.
ARTICLE VI
REINSURED LIABILITIES
Section 6.01    Reinsured Liabilities. Subject to Sections 6.02 and 6.03, the Reinsurer shall pay to the Ceding Company the Reinsured Liabilities in accordance with Section 7.03.
Section 6.02    Claims Settlement.
(a)    Subject to Section 6.02(b) and 6.03, the Ceding Company shall be responsible for the settlement of claims with respect to the Reinsured Liabilities in accordance with Article X, applicable Law and the terms and conditions of the Reinsured Policies.
(a)    The Ceding Company shall notify the Reinsurer in writing if the Ceding Company determines that a claim for payment under a Reinsured Policy either requires investigation or should be contested or denied. The Reinsurer and the Ceding Company shall consult in good faith regarding the disposition of any such claim. The Reinsurer may, but shall not be required to, recommend to the Ceding Company how to handle such claim. In the event of any disagreement between the Ceding Company and the Reinsurer as to the validity or amount of such a claim, the Reinsurer shall have final authority over the disposition of such claim; provided, however, that if ALRe provides a recommendation regarding the handling of such claim, then the Ceding Company shall be permitted to follow such recommendation.
Section 6.03    Recoveries. Subject to Section 6.02(b), if the Ceding Company obtains any recoveries in respect of a claim with respect to the Reinsured Liabilities paid by it in accordance with the terms of any Reinsured Policy, the Ceding Company shall promptly pay to the Reinsurer the Quota Share of such recoveries.

ARTICLE VII
REPORTING AND SETTLEMENTS
Section 7.01    Ceding Company Reporting.
(a)    Within three (3) Business Days following the end of each calendar week, the Ceding Company shall deliver to the Reinsurer a weekly accounting report (a “Weekly Accounting Report”) substantially in the form set forth in Exhibit A for such calendar week. The parties shall from time to time amend Exhibit A as necessary to appropriately effectuate the terms and conditions of this Agreement and to ensure the accounting and settlements made hereunder are correctly computed.
(b)    Within five (5) Business Days following the end of each calendar month, the Ceding Company shall deliver to the Reinsurer a monthly accounting report (a “Monthly Accounting Report”) substantially in the form set forth in Exhibit B for such calendar month (a “Monthly Accounting Period”). The parties shall from time to time amend Exhibit B as necessary to appropriately effectuate the terms and conditions of this Agreement and to ensure the accounting and settlements made hereunder are correctly computed.
(c)    Within five (5) Business Days following the receipt of the Reserves Report by the Ceding Company, the Ceding Company shall deliver to the Reinsurer a quarterly accounting report (a “Quarterly Accounting Report”) substantially in the form set forth in Exhibit C for such calendar quarter (a “Quarterly Accounting Period”). The parties shall from time to time amend Exhibit C as necessary to appropriately effectuate the terms and conditions of this Agreement and to ensure the accounting and settlements made hereunder are correctly computed.
(d)    Within ten (10) Business Days following the end of each calendar quarter and any Recapture Effective Date, the Ceding Company shall deliver to the Reinsurer a report setting forth the Ceded IMR, as of the end of such calendar quarter or such Recapture Effective Date, as applicable.
(e)     (i) Within four (4) Business Days following the end of each Monthly Accounting Period, the Ceding Company shall deliver to the Reinsurer a report of the Reinsured Policies in the form specified by the Reinsurer, which shall include, among other things, data feeds underlying roll-forward of policy count and account values with respect to the Reinsured Policies as identified in Exhibit D as of the end of such Monthly Accounting Period, the final form of which the parties will negotiate in good faith and (ii) within three (3) Business Days following the end of each Monthly Accounting Period solely with respect to the payout annuities comprising the Reinsured Policies (the “Payout Annuities”) and within one (1) Business Day following the end of each Monthly Accounting Period with respect to all Reinsured Policies other than the Payout Annuities (the “Non-Payout Annuities”), the Ceding Company shall deliver to the Reinsurer a report of the Reinsured Policies in the form specified by the Reinsurer, which shall include, among other things, a report setting forth seriatim information with respect to each of the Reinsured Policies, including the information identified in Exhibit E, the final form of which the parties will negotiate in good faith and which shall be redacted such that it does not include Non-Public Personal Information, as of the end of such Monthly Accounting Period.

(f)    Within five (5) Business Days following the end of each Monthly Accounting Period, the Ceding Company shall deliver to the Reinsurer a report of the Existing Hedges and the effectiveness thereof in a form mutually agreed upon by the Ceding Company and the Reinsurer.
(h)    The Ceding Company shall deliver to the Reinsurer: (i) within five (5) Business Days following the filing of the Ceding Company’s unaudited annual statement with the Iowa Insurance Division but no later than March 20 of each year, a copy of such unaudited annual statement; (ii) within five (5) Business Days of the filing of the Ceding Company’s audited annual statutory financial statements with the Iowa Insurance Division but no later than June 20 of each year, a copy of such annual statutory financial statements; and (iii) within five (5) Business Days following the filing of the Ceding Company’s unaudited quarterly statutory financial statements with the Iowa Insurance Division but no later than sixty (60) calendar days following the end of each calendar quarter, a copy of such unaudited quarterly statutory financial statements.
(i)    Upon request, the Ceding Company will, within a reasonable timeframe, provide the Reinsurer with any additional information related to the Reinsured Policies available to the Ceding Company and not reasonably available to the Reinsurer which the Reinsurer requires in order to complete its financial statements or is otherwise required to comply with regulatory requirements. The Reinsurer will identify and communicate any such requests to the Ceding Company sufficiently in advance of any required deadlines such that the applicable information and timing for the provision thereof can be mutually agreed by the parties.
(j)    The Ceding Company acknowledges that timely and correct compliance with the reporting requirements of this Agreement are a material element of the Ceding Company’s responsibilities hereunder and an important basis of the Reinsurer’s ability to reinsure the risks hereunder. Consistent and material non-compliance with reporting requirements, including extended delays, will constitute a material breach of the terms of this Agreement.
Section 7.02    Reinsurer Reporting.
(a)    Within ten (10) Business Days following the end of each calendar quarter and any Recapture Effective Date, the Reinsurer shall deliver to the Ceding Company a report (the “Reserves Report”) setting forth (i) the Ceded Reserves, determined on a seriatim basis, and (ii) the Post-Effective Date IMR, as of the end of such calendar quarter or such Recapture Effective Date, as applicable.
(b)    The Reinsurer shall deliver, or cause to be delivered, to the Ceding Company, the Custody Account Valuation Report as set forth in Section 9.04(a).
(c)    The Reinsurer shall deliver to the Ceding Company: (i) within five (5) Business Days following the filing of the Reinsurer’s unaudited annual statement with the Delaware Department of Insurance but no later than May 20 of each year, a copy of such unaudited annual statement; (ii) within five (5) Business Days of the filing of the Reinsurer’s audited annual statutory financial statements with the Delaware Department of Insurance but no later than June 20 of each year, a copy of such annual statutory financial statements; and (iii) within five (5) Business Days following the filing of the Reinsurer’s unaudited quarterly statutory financial statements with the Delaware Department of Insurance but no later than sixty (60) calendar days following the end of each calendar quarter, a copy of such unaudited quarterly statutory financial statements.
(d)    The Reinsurer shall provide to the Ceding Company the additional reports set forth on Schedule VII at the times set forth on Schedule VII.
(e)    Upon request, the Reinsurer will, within a reasonable timeframe, provide the Ceding Company with any additional information related to the Reinsured Policies available to the Reinsurer and not reasonably available to the Ceding Company which the Ceding Company reasonably requires in order to complete its financial statements or is otherwise required to comply with regulatory requirements. The Ceding Company will identify and communicate any such requests to the Reinsurer sufficiently in advance of any required deadlines such that the applicable information and timing for the provision thereof can be mutually agreed by the parties.
Section 7.03    Settlements.
(a)    An interim net balance payable under this Agreement for each calendar week (as set forth in the applicable Weekly Accounting Report, the “Weekly Settlement Amount”) shall be calculated by the Ceding Company and reported to the Reinsurer in the Weekly Accounting Report delivered with respect to such period. Each Weekly Settlement Amount shall be payable as follows:
(i)    If the Weekly Settlement Amount with respect to any period is positive, then the Ceding Company shall pay to the Reinsurer an amount equal to such Weekly Settlement Amount on the date on which such Weekly Settlement Amount is reported by the Ceding Company to the Reinsurer; or
(ii)    If the Weekly Settlement Amount with respect to any period is negative, then the Reinsurer shall pay to the Ceding Company an amount equal to the absolute value of such Weekly Settlement Amount within two (2) Business Days following the date on which such Weekly Settlement Amount is reported by the Ceding Company to the Reinsurer.
All Weekly Settlement Amounts paid during any Monthly Accounting Period shall be reflected in the Monthly Accounting Report with respect to such Monthly Accounting Period and taken into account in determining the Monthly Settlement Amount with respect to such Monthly Accounting Period. All Weekly Settlement Amounts paid during any Quarterly Accounting Period shall be reflected in the Quarterly Accounting Report with respect to such Quarterly Accounting Period and taken into account in determining the Quarterly Settlement Amount with respect to such Quarterly Accounting Period.
(b)    The net balance payable under this Agreement for each Monthly Accounting Period (as set forth in the applicable Monthly Accounting Report, the “Monthly Settlement Amount”) shall be calculated by the Ceding Company and reported to the Reinsurer in the Monthly Accounting Report delivered with respect to such Monthly Accounting Period. Each Monthly Settlement Amount shall be payable as follows:
(i)    if the Monthly Settlement Amount indicated in the Monthly Accounting Report is positive, then the Ceding Company shall pay to the Reinsurer, by wire transfer of immediately available funds on the date of delivery of such Monthly Accounting Report to the Reinsurer, an amount equal to such Monthly Settlement Amount; or
(ii)    if the Monthly Settlement Amount indicated in a Monthly Accounting Report is negative, then the Reinsurer shall pay to the Ceding Company, by wire transfer of immediately available funds within five (5) Business Days following the delivery of such Monthly Accounting Report to the Reinsurer, an amount equal to the absolute value of such Monthly Settlement Amount.
(c)    The net balance payable under this Agreement for each Quarterly Accounting Period (as set forth in the applicable Quarterly Accounting Report, the “Quarterly Settlement Amount”) shall be calculated by the Ceding Company and reported to the Reinsurer in the Quarterly Accounting Report delivered with respect to such Quarterly Accounting Period. Each Quarterly Settlement Amount shall be payable as follows:
(i)    if the Quarterly Settlement Amount indicated in the Quarterly Accounting Report is positive, then the Ceding Company shall pay to the Reinsurer, by wire transfer of immediately available funds on the date of delivery of such Quarterly Accounting Report to the Reinsurer, an amount equal to such Quarterly Settlement Amount; or
(ii)    if the Quarterly Settlement Amount indicated in a Quarterly Accounting Report is negative, then the Reinsurer shall pay to the Ceding Company, by wire transfer of immediately available funds within five (5) Business Days following the delivery of such Quarterly Accounting Report to the Reinsurer, an amount equal to the absolute value of such Quarterly Settlement Amount.
(d)    Except as otherwise set forth herein, any amount due under this Agreement shall be paid by wire transfer of immediately available funds to the account or accounts designated by the recipient thereof.

ARTICLE VIII
HEDGING; FUNDS WITHHELD ACCOUNT
Section 8.01    Existing Hedges.
(a)    The Ceding Company hereby assigns to the Reinsurer, as of the Effective Date, a fractional interest in the gross proceeds in respect of all Existing Hedges equivalent to the Quota Share of all amounts actually received (or deemed received) by the Ceding Company pursuant to the Existing Hedges from the relevant hedge counterparty, including upon an early exercise of an Existing Hedge by the Ceding Company, which amounts shall be determined without regard to any netting of amounts between the Ceding Company and the relevant hedge counterparty with respect to any derivatives that are not Existing Hedges (the “Existing Hedge Proceeds”), and such assignment shall be effected through deposit or attribution to the Funds Withheld Account. Such assignment shall occur automatically, without further action on the part of either party, on the Effective Date. Upon any termination of this Agreement, all of the Reinsurer’s right, title and interest (legal, equitable and otherwise) in and to the Existing Hedge Proceeds will be immediately assigned to the Ceding Company without any further action by the parties hereto.
(b)    Any Existing Hedge Proceeds shall be attributed to the Funds Withheld Account and reflected in the Monthly Accounting Report for the applicable Monthly Accounting Period. The Ceding Company shall pay to the Reinsurer any Existing Hedge Proceeds in accordance with Section 7.03.
(c)    Other than with respect to the Existing Hedges, the Reinsurer shall be responsible for hedging its share of the index risk and other risk associated with the Reinsured Policies.
Section 8.02    Funds Withheld Account. On the Effective Date, (a) the Ceding Company shall (i) establish on its books a funds withheld account (the “Funds Withheld Account”), (ii) allocate to such Funds Withheld Account the Quota Share of the Existing Hedges, and (iii) establish and maintain on its books an account payable to the Reinsurer in the amount of the Funds Withheld Amount, and (b) the Reinsurer shall establish on its books an account receivable from the Ceding Company in the amount of the Funds Withheld Amount as of such date.
ARTICLE IX
CREDIT FOR REINSURANCE; CUSTODY ACCOUNT
Section 9.01    Credit for Reinsurance. The Reinsurer shall maintain in full force and effect at all times during the term of this Agreement all Permits that are necessary to ensure that the Ceding Company will receive credit on its statutory financial statements in its domiciliary State for the reinsurance provided pursuant to this Agreement. If the Reinsurer fails to maintain all such Permits or the Ceding Company otherwise does not receive credit on its statutory financial statements in its domiciliary State for the reinsurance provided pursuant to this Agreement (a “Reinsurance Credit Event”), then the Reinsurer shall promptly take such steps as are necessary to: (a) restore such Permits; (b) become accredited as a reinsurer in the domiciliary State of the Ceding Company; or (c) establish a qualified reinsurance trust or provide a letter of credit or other form of collateral permitted under applicable Law, in each case, such that the Ceding Company shall be able to obtain credit on its statutory financial statements in its domiciliary State for the reinsurance provided by this Agreement, it being understood that the Reinsurer shall have the sole discretion to elect among the methods available to it. All such steps shall be completed no later than the end of the calendar quarter in which such Reinsurance Credit Event occurs.
Section 9.02    Custody Account.
(a)    In order to secure the obligations of the Reinsurer hereunder, on the Effective Date, the Reinsurer, the Ceding Company and Citibank, N.A. (the “Custodian”) shall enter into a collateral account control agreement (the “Custody Agreement”), pursuant to which the Reinsurer shall establish a custody account (the “Custody Account”) in which it will maintain assets supporting the Reinsured Liabilities. On the Effective Date, the Reinsurer shall deposit, or cause to be deposited, into the Custody Account Permitted Investments with an aggregate Statutory Carrying Value equal to the Custody Account Required Balance as of the Effective Date. The “Custody Account Required Balance” as of any date of determination shall be an amount equal to the sum of (i) the Ceded Reserves. (ii) the Ceded IMR and (iii) the Post-Effective Date IMR, each as of such date.
(b)    The Custody Account assets shall be subject to withdrawal from the Custody Account in accordance with the Custody Agreement. The Reinsurer shall bear the administrative costs and expenses related to the establishment and maintenance of the Custody Account, including the applicable fees of the Custodian. The Reinsurer shall be permitted to manage and make investment decisions with respect to the assets in the Custody Account, including through one or more investment managers; provided, however, that the assets in the Custody Account shall be comprised solely of investments of the type that qualify under applicable insurance laws of the State of Delaware as admitted assets for a life insurance company domiciled in the State of Delaware (the “Permitted Investments”). At the Reinsurer’s discretion, any derivatives purchased by the Reinsurer to hedge its share of risks associated with the Reinsured Policies may be held in the Custody Account, to the extent that such hedges qualify as Permitted Investments.
Section 9.03    Ceding Company Withdrawals. The Ceding Company shall have the right, subject to five (5) Business Days’ prior written notice to the Reinsurer, to withdraw assets from the Custody Account to the extent the Reinsurer fails to pay any amount due to the Ceding Company under this Agreement (after taking into account all applicable cure periods, if any). If the Reinsurer objects to any such prior written notice of withdrawal, the dispute will be resolved in accordance with Section 13.02. The Ceding Company shall promptly return (or instruct the Custodian to return) to the Custody Account any assets withdrawn from the Custody Account in excess of the actual amounts permitted by this Section 9.03. Pending such return of assets, the Ceding Company shall hold all such assets separate and apart from any assets of the Ceding Company for the sole benefit of the Reinsurer. In connection with any such return of assets to the Custody Account, the Ceding Company shall also transfer to the Custody Account an amount of interest at a rate of six percent (6%) per annum, calculated on a 30/360 basis, for the period that such assets were held by the Ceding Company.
Section 9.04    Custody Account Settlements.
(a)    Within ten (10) Business Days following the end of each Quarterly Accounting Period, the Reinsurer shall deliver, or cause to be delivered, to the Ceding Company a report setting forth a list of the assets maintained in the Custody Account and the Statutory Carrying Value of each such asset, in each case, as of the end of such Quarterly Accounting Period (each, a “Custody Account Valuation Report”).
(b)    Within five (5) Business Days following the delivery by the Reinsurer of the Custody Account Valuation Report:

(i)    If the aggregate Statutory Carrying Value of the Permitted Investments maintained in the Custody Account as of the end of the applicable Quarterly Accounting Period is greater than the Custody Account Required Balance as of the end of such Quarterly Accounting Period, then the Reinsurer shall be permitted to withdraw assets from the Custody Account having an aggregate Statutory Carrying Value equal to such excess; and
(ii)    If the aggregate Statutory Carrying Value of the Permitted Investments maintained in the Custody Account as of the end of the applicable Quarterly Accounting Period is less than the Custody Account Required Balance as of the end of such Quarterly Accounting Period, then the Reinsurer shall deposit, or cause to be deposited, in the Custody Account Permitted Investments having an aggregate Statutory Carrying Value equal to such deficiency.
Section 9.05    Additional Reinsurer Withdrawals.
(a)    In addition to the withdrawal rights set forth in Section 9.04(b) and the substitution rights set forth in Section 9.06, the Reinsurer shall be permitted to withdraw assets from the Custody Account for any of the following purposes:
(i)    to pay to the Ceding Company any Weekly Settlement Amount, Monthly Settlement Amount, Quarterly Settlement Amount or any other amounts payable by the Reinsurer hereunder; or
(ii)    to reimburse the Reinsurer for any Weekly Settlement Amount, Monthly Settlement Amount, Quarterly Settlement Amount or other amount paid by the Reinsurer to the Ceding Company with assets held outside of the Custody Account.
(b)    The Reinsurer shall promptly return to the Custody Account any assets withdrawn from the Custody Account in excess of the actual amounts permitted by Section 9.04(b) or this Section 9.05. Pending such return of assets, the Reinsurer shall hold all such assets separate and apart from any other assets of the Reinsurer for the sole benefit of the Ceding Company.
Section 9.06    Substitutions. In addition to the withdrawal rights set forth above, the Reinsurer will be permitted at any time to substitute all or any part of the assets in the Custody Account with other Permitted Investments having an aggregate Statutory Carrying Value equal to or exceeding the aggregate Statutory Carrying Value of the substituted assets; provided, however, that the fair market value of any Permitted Investment being deposited into the Custody Account in connection with any substitution shall be equal to or greater than the fair market value of the substituted asset, unless the fair market value of such substituted asset is greater than the Statutory Carrying Value of such substituted asset, in which case, the Permitted Investment being deposited into the Custody Account in connection with such substitution must have a fair market value equal to or greater than the Statutory Carrying Value of such substituted asset. For purposes of this Section 9.06, the fair market value of any such asset shall be determined by the Reinsurer in good faith in the same manner in which it determines the fair market value of other investment assets of the Reinsurer that are held outside of the Custody Account.

Section 9.07    Termination of Ceding Company’s Withdrawal Rights. The Reinsurer and the Ceding Company shall take all actions necessary to terminate the Custody Agreement upon the termination of this Agreement and the settlement of all amounts due by the Reinsurer to the Ceding Company under this Agreement.
ARTICLE X
ADMINISTRATION
Section 10.01    Policy Administration. The Ceding Company shall provide all required, necessary and appropriate claims, administrative and other services, including reporting under Article VII, with respect to the Reinsured Policies and the Existing Hedges. The Ceding Company shall conduct its administration and claims practices with respect to the Reinsured Policies and the Existing Hedges (a) with a level of skill, diligence and expertise that would reasonably be expected from experienced and qualified personnel performing such duties in similar circumstances, (b) in accordance with applicable Law and the terms of the Reinsured Policies, and (c) in a manner no less favorable to the Reinsurer, the Reinsured Polices and the Existing Hedges than those used by the Ceding Company with respect to other policies of the Ceding Company not reinsured by the Reinsurer hereunder or other hedges of the Ceding Company. The Ceding Company shall not outsource any administrative functions or claims administration with respect to the Reinsured Policies or this Agreement without the prior written consent of the Reinsurer. If the Reinsurer consents to any outsourcing of any administrative functions or claims administration with respect to the Reinsured Policies or this Agreement, the Ceding Company shall secure the Reinsurer’s right to audit and inspect the party performing such outsourced services.
Section 10.02    Record-Keeping.
(a)    Each of the Ceding Company and Reinsurer shall maintain all records and correspondence for services performed by such party hereunder relating to the Reinsured Policies in accordance with industry standards of insurance record-keeping. In addition, such records shall be made available for examination, audit, and inspection by the other party, or the department of insurance of any State within whose jurisdiction the Ceding Company or the Reinsurer operates. The Ceding Company and the Reinsurer further agree that in the event of the termination of this Agreement, any such records in the possession of the Reinsurer shall promptly be duplicated and forwarded to the Ceding Company unless otherwise instructed.
(b)    The Ceding Company shall establish and maintain an adequate system of internal controls and procedures for financial reporting relating to the Reinsured Policies, including associated documentation, and shall make such documentation available for examination and inspection by the Reinsurer. All reports provided by the Ceding Company pursuant to Article VII shall be prepared in accordance with such system and procedures and shall be consistent with the Ceding Company’s books and records.

ARTICLE XI
TERM AND TERMINATION
Section 11.01    Duration of Agreement. This Agreement shall continue in force until such time as the Ceding Company has no further liabilities or obligations with respect to the Reinsured Liabilities. In the event this Agreement is terminated, the Ceding Company shall promptly notify the Iowa Insurance Division of such termination.
Section 11.02    Recapture.
(a)    Neither party shall be permitted to cause a recapture of the Reinsured Policies except in accordance with this Section 11.02. For the avoidance of doubt, neither party shall be permitted to cause a partial recapture of the Reinsured Policies pursuant to this Section 11.02.
(b)    Recapture for Non-Payment. Either party may cause the Reinsured Policies to be recaptured in full and this Agreement to be terminated as to all Reinsured Policies if the other party fails to pay any amounts due under this Agreement within thirty (30) calendar days following written notice of non-payment from the non-defaulting party.
(c)    Recapture by Ceding Company for Other Material Breach. The Ceding Company may terminate this Agreement and recapture all of the Reinsured Policies in the event the Reinsurer materially breaches this Agreement and fails to cure such material breach within thirty (30) calendar days following written notice thereof from the Ceding Company.
(d)    Recapture for Insolvency of Reinsurer. The Ceding Company may terminate this Agreement and recapture all of the Reinsured Policies in the event that the Reinsurer becomes insolvent (as set forth in Article XIV) by promptly providing the Reinsurer or its Authorized Representative with written notice of recapture, to be effective as of the date on which the Reinsurer’s insolvency is established by the authority responsible for such determination. Any requirement for a notification period prior to the termination of this Agreement shall not apply under such circumstances.
Section 11.03    Recapture Payment.
(a)    In the event the Reinsured Policies are recaptured in full (including if this Agreement is rejected by any liquidator, receiver, rehabilitator, trustee or similar Person acting on behalf of the Ceding Company (a “Receiver”)), a net accounting and settlement as to any balance due under this Agreement shall be undertaken by the Ceding Company in accordance with Article VII, which calculations shall be as of the Recapture Effective Date. Within five (5) Business Days following the Recapture Effective Date, the Ceding Company shall deliver to the Reinsurer a final Quarterly Accounting Report as of the Recapture Effective Date (the “Terminal Accounting Report”), and the final Quarterly Settlement Amount set forth in such Terminal Accounting Report shall be paid in accordance with Section 7.03. In addition, within ten (10) Business Days after Recapture Effective Date, the Reinsurer shall deliver to the Ceding Company a report setting forth the amount of the Recapture Payment. Within fifteen (15) Business Days after the Recapture

Effective Date, the Reinsurer shall pay to the Ceding Company an amount (the “Recapture Payment”) equal to:
(i)    the Ceded Reserves, plus
(ii)    the amount of the Pre-Tax Reform Existing IMR that remains unamortized as of the Recapture Effective Date, divided by the Applicable Tax Gross-Up Percentage, plus
(iii)    the amount of the Post-Tax Reform Existing IMR that remains unamortized as of the Recapture Effective Date, divided by the Applicable Tax Gross-Up Percentage, plus
(iv)    the amount of the New Effective Date IMR that remains unamortized as of the Recapture Effective Date, divided by the Applicable Tax Gross-Up Percentage, plus
(v)    the amount of the Post-Effective Date IMR as of the Recapture Effective Date plus the amount of any new interest maintenance reserve that is created on the Recapture Effective Date as a result of the recapture, minus
(vi)    the Unamortized Ceding Commission;
in each case, as of the Recapture Effective Date. The Reinsurer may, at its option, pay the Recapture Payment in cash by wire transfer of immediately available funds or, with the consent of the Ceding Company (which consent shall not be unreasonably withheld, conditioned or delayed), in kind with assets with an aggregate fair market value (determined in accordance with a methodology agreed to by the Ceding Company and the Reinsurer that is substantially similar to the methodology set forth on Schedule IV) equal to such amount; provided, that no such consent shall be required with respect to any such assets set forth on Schedule III.
(b)    Either party’s right to terminate the reinsurance provided hereunder will not prejudice its right to collect amounts owed to it hereunder, including applicable interest as specified in Section 17.02, for the period during which such reinsurance was in force, through and including any notice period.
Section 11.04    Survival. All provisions of this Agreement will survive any termination of this Agreement and recapture of the Reinsured Policies to the extent necessary to carry out the purpose of this Agreement.

ARTICLE XII
ERRORS AND OMISSIONS
Section 12.01    Errors and Omissions. Any unintentional or accidental failure to comply with the terms of this Agreement which can be shown to be the result of an oversight or clerical error relating to the administration of reinsurance by either party will not constitute a breach of this Agreement; provided, that, upon discovery, the error shall be promptly corrected so that both parties are restored to the position they would have occupied had the oversight or clerical error not occurred. In the event a payment is corrected, the party receiving the payment shall be entitled to interest in accordance with Section 17.02. Should it not be possible to restore both parties to this position, the party responsible for the oversight or clerical error will be responsible for any resulting liabilities and expenses.
ARTICLE XIII
DISPUTE RESOLUTION
Section 13.01    Negotiation.
(a)    Within fifteen (15) calendar days after the Reinsurer or the Ceding Company has given the other party written notification of a specific dispute arising out of or relating to this Agreement, each party will appoint a designated officer of its company to attempt to resolve such dispute. The officers will meet at a mutually agreeable time and location as soon as reasonably possible and as often as reasonably necessary in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. Any such meetings may be held by telephone or video conference. The officers will discuss the matter in dispute and will negotiate in good faith without the necessity of formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.
(b)    If the officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, the dispute will be submitted to formal arbitration pursuant to Section 13.02, unless the parties agree in writing to extend the negotiation period for an additional thirty (30) calendar days.
Section 13.02    Arbitration; Waiver of Trial by Jury.
(a)    It is the intention of the Reinsurer and the Ceding Company that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. If the Reinsurer and the Ceding Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, including the validity of this Agreement, and the dispute cannot be resolved through the negotiation process, then the dispute will be finally settled by arbitration in accordance with the provisions of this Section 13.02.
(b)    To initiate arbitration, either the Ceding Company or the Reinsurer will notify the other party by certified mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought.
(c)    Any arbitration pursuant to this Section 13.02 will be conducted before a panel of three (3) arbitrators who will be current or former officers of life insurance or reinsurance companies other than the parties to this Agreement, their Affiliates or subsidiaries, or other professionals with experience in life insurance or reinsurance; provided, that such professionals shall not have performed services for either party or its Affiliates within the previous five (5) years.

Each of the arbitrators will be familiar with the prevailing customs and practices for reinsurance in the life insurance and reinsurance industry in the United States. Each of the parties will appoint one arbitrator and the two (2) so appointed will select the third arbitrator who shall be independent and impartial. If either party refuses or fails to appoint an arbitrator within sixty (60) calendar days after the other party has given written notice to such party of its arbitrator appointment, the party that has given notice may appoint the second arbitrator. If the two (2) arbitrators do not agree on a third arbitrator within thirty (30) calendar days of the appointment of the second arbitrator, then the third arbitrator shall be selected by the ARIAS-U.S. Umpire Selection Procedure (available at www.ARIAS-US.org), subject to the arbitrator qualification requirements of this paragraph.
(d)    Each arbitration hearing under this Agreement will be held on the date set by the arbitrators at a mutually agreed upon location. In no event will this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish arbitration procedures as warranted by the facts and issues of the particular case. Notwithstanding Section 17.17, the arbitration and this Section 13.02 shall be governed by Title 9 (Arbitration) of the United States Code.
(e)    The arbitrators will base their decision on the terms and conditions of this Agreement and the customs and practices of the insurance and reinsurance industries rather than on strict interpretation of the law. The decision of the arbitrators will be made by majority rule and will be final and binding on both parties, unless (i) the decision was procured by corruption, fraud or other undue means; (ii) there was evident partiality by an arbitrator or corruption in any of the arbitrators or misconduct prejudicing the rights of any party; or (iii) the arbitrators exceeded their powers. Subject to the preceding sentence, neither party may seek judicial review of the decision of the arbitrators. The arbitrators shall enter an award which shall do justice between the parties and the award shall be supported by written opinion. The parties agree that the federal courts in the State of Iowa, or the State courts of such State, have jurisdiction to hear any matter relating to compelling arbitration or enforcing the judgment of an arbitral panel, and the parties hereby consent to such jurisdiction. Each party hereby waives, to the fullest extent permitted by Law, any objection it may now or hereafter have to the laying of such venue, or any claim that a proceeding has been brought in an inconvenient forum. In addition, the Ceding Company and the Reinsurer hereby consent to service of process out of such courts at the addresses set forth in Section 17.06.
(f)    Unless the arbitrators decide otherwise, each party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The parties will jointly bear the expense of the third arbitrator.
(g)    Waiver of Trial by Jury. THE REINSURER AND THE CEDING COMPANY HEREBY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

ARTICLE XIV
INSOLVENCY
Section 14.01    Insolvency.
(a)    A party to this Agreement will be deemed “insolvent” when it:
(i)    applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor (the “Authorized Representative”) of its properties or assets;
(ii)    is adjudicated as bankrupt or insolvent;
(iii)    files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, rehabilitation, conservation or similar Law; or
(iv)    becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.
(b)    In the event of the insolvency of either party, the rights or remedies of this Agreement will remain in full force and effect.
(c)    Insolvency of the Ceding Company. In the event of the insolvency, liquidation or rehabilitation of the Ceding Company or the appointment of a liquidator, receiver or statutory successor of the Ceding Company, the reinsurance coverage provided hereunder shall be payable by the Reinsurer directly to the Ceding Company or to its liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company for the Reinsured Liabilities without diminution because of such insolvency, liquidation, rehabilitation or appointment or because such liquidator, receiver or statutory successor has failed to pay any claims or any portion thereof. In any such event, the reinsurance being provided hereunder shall be payable immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any liquidator, receiver or statutory successor. In any such event, the liquidator, receiver or statutory successor of the Ceding Company shall give written notice to the Reinsurer of the pendency of each claim against the Ceding Company with respect to such Reinsured Liabilities within a reasonable time after each such claim is filed in the insolvency, liquidation or rehabilitation proceeding. During the pendency of any such claims, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding in which such claim is to be adjudicated any defense or defenses that the Reinsurer may reasonably deem available to the Ceding Company or its liquidator, receiver or statutory successor. For the avoidance of doubt, the Reinsurer will be liable only for benefits reinsured as benefits become due under the terms of the Reinsured Policies and will not be or become liable for any amounts or reserves to be held by the Ceding Company as to the Reinsured Policies or for any damages or payments resulting from the termination or restructuring of the Reinsured Policies, in each case, that are not otherwise expressly covered by this Agreement.

ARTICLE XV
TAXES
Section 15.01    Taxes. No taxes, allowances, or other expenses will be paid by the Reinsurer to the Ceding Company for any Reinsured Policy, except as specifically referred to in this Agreement.
Section 15.02    DAC Tax Election. The Ceding Company and the Reinsurer hereby elect and agree under Treasury Regulations Section 1.848-2(g)(8) as follows:
(a)    The Ceding Company and the Reinsurer will each attach a schedule to its federal income tax return for the first taxable year ending after the Effective Date that identifies this Agreement as a reinsurance agreement for which a joint election under Treasury Regulation Section 1.848-2(g)(8) has been made, and will otherwise file its respective federal income tax returns in a manner consistent with the provisions of Treasury Regulation Section 1.848-2 as in effect on the date this Agreement is executed;
(b)    For each taxable year under this Agreement, the party hereto with the net positive consideration, as defined in the regulations promulgated under Section 848 of the Code, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code;
(c)    The Ceding Company and the Reinsurer agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Code and applicable Treasury Regulations;
(d)    The first tax year for which this election is effective is 2018;
(e)    The Reinsurer will submit to the Ceding Company by May 15 each year its calculation of the amount of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement that the Reinsurer will report such amount of net consideration in its tax return for the preceding calendar year;
(f)    The Ceding Company may contest such calculation by providing an alternative calculation to the Reinsurer in writing within thirty (30) calendar days of the Ceding Company’s receipt of the Reinsurer’s calculation. If the Ceding Company does not so notify the Reinsurer, the Ceding Company will report the amount of net consideration as determined by the Reinsurer in the Ceding Company’s tax return for the previous calendar year;
(g)    If the Ceding Company contests the Reinsurer’s calculation of the amount of net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) calendar days of the date on which the Ceding Company submits its alternative calculation.
Both the Ceding Company and the Reinsurer are subject to U.S. taxation under Subchapter L of Chapter 1 of the Code.

Section 15.03    Tax Treatment. The parties hereto acknowledge and agree that the transaction contemplated by this Agreement constitutes an “applicable asset acquisition” as defined in Section 1060 of the Code and the regulations thereunder. Within thirty (30) calendar days following the Effective Date, the Reinsurer shall deliver a schedule setting forth an allocation of the consideration paid by the Reinsurer for federal income tax purposes among the assets acquired by the Reinsurer pursuant to this transaction. The parties shall negotiate in good faith to resolve any disagreements with respect to such schedule. Each party shall file all tax returns and Form 8594 in a manner consistent with the schedule as ultimately agreed.

ARTICLE XVI
REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 16.01    Representations and Warranties of the Ceding Company. The Ceding Company hereby represents and warrants to the Reinsurer, as of the Effective Date, as follows:
(a)    Organization and Qualification. The Ceding Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Iowa and has all requisite corporate power and authority to operate its business as now conducted, and is duly qualified as a foreign corporation to do business, and, to the extent legally applicable, is in good standing, in each jurisdiction where the character of its owned, operated or leased properties or the nature of its activities makes such qualification necessary, except for failures to be so qualified or be in good standing that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on the Ceding Company’s ability to perform its obligations under this Agreement.
(b)    Authorization. The Ceding Company has all requisite corporate power to enter into, consummate the transactions contemplated by and carry out its obligations under, this Agreement. The execution and delivery by the Ceding Company of this Agreement, and the consummation by the Ceding Company of the transactions contemplated by, and the performance by the Ceding Company of its obligations under, this Agreement have been duly authorized by all requisite corporate action on the part of the Ceding Company. This Agreement has been duly executed and delivered by the Ceding Company, and (assuming due authorization, execution and delivery by the Reinsurer) this Agreement constitutes the legal, valid and binding obligation of the Ceding Company, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar Laws relating to or affecting creditors’ rights generally.
(c)    No Conflict. The execution, delivery and performance by the Ceding Company of, and the consummation by the Ceding Company of the transactions contemplated by, this Agreement do not and will not (i) violate or conflict with the organizational documents of the Ceding Company, (ii) conflict with or violate any Law or Permit of any Governmental Entity applicable to the Ceding Company or by which it or its properties or assets is bound or subject, or (iii) result in any breach of, or constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, acceleration or cancellation of, any agreement, lease, note, bond, loan or credit agreement, mortgage, indenture or other instrument, obligation or contract of any kind to which the Ceding Company or any of its subsidiaries is a party or by which the Ceding Company or any of its subsidiaries or any of their respective properties or assets is bound or affected, except, in the case of clause (iii), any such conflicts, violations, breaches, loss of contractual benefits, defaults or rights that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on the Ceding Company’s ability to perform its obligations under this Agreement.
(d)    Factual Information Relating to the Reinsured Policies. The information relating to the business reinsured under this Agreement and the Reinsured Policies that was supplied by or on behalf of the Ceding Company to the Reinsurer or any of the Reinsurer’s representatives in connection with this Agreement (such information, the “Factual Information”), as of the date supplied (or if later corrected or supplemented prior to the date hereof, as of the date corrected or supplemented), did not contain any untrue statement of a material fact or omit to state any material fact necessary to make such Factual Information, taken as a whole, not misleading in light of the circumstances under which the statements contained therein were made, and was otherwise complete and accurate in all material respects. The Factual Information was compiled in a commercially reasonable manner given its intended purpose.
(e)    Solvency. The Ceding Company is and will be Solvent on a statutory basis immediately after giving effect to this Agreement. For the purposes of this Section 16.01(e), “Solvent” means that: (i) the aggregate assets of the Ceding Company are greater than the aggregate liabilities of the Ceding Company, in each case determined in accordance with Iowa SAP; (ii) the Ceding Company does not intend to, and does not believe that it will, incur debts or other liabilities beyond its ability to pay such debts and other liabilities as they come due; and (iii) the Ceding Company is not engaged in a business or transaction, and does not contemplate engaging in a business or transaction, for which the Ceding Company’s assets would constitute unreasonably insufficient capital.
(f)    Governmental Licenses. The Ceding Company has all Permits necessary to conduct its business as currently conducted and execute and deliver, and perform its obligations under, this Agreement, except in such cases where the failure to have a Permit has not had and would not reasonably be expected to have a material adverse effect on the Ceding Company’s ability to perform its obligations under this Agreement. All Permits that are material to the conduct of the Ceding Company’s business are valid and in full force and effect. The Ceding Company is not subject to any pending Action or, to the knowledge of the Ceding Company, any threatened Action that seeks the revocation, suspension, termination, modification or impairment of any Permit that, if successful, would reasonably be expected to have, or with the passage of time become, a material adverse effect on the Ceding Company’s ability to perform its obligations under this Agreement.
Section 16.02    Covenants of the Ceding Company.
(a)    Investigations. To the extent permitted by applicable Law, the Ceding Company shall promptly notify the Reinsurer, in writing, of any and all investigations of the Ceding Company conducted by any Governmental Entity commencing after the date hereof, other than routine State insurance department examinations that do not relate to the business reinsured pursuant to this Agreement or would not otherwise reasonably be expected to adversely affect the performance by the Ceding Company of its obligations under this Agreement; provided, however, that the Ceding Company may withhold any notice otherwise required to be delivered pursuant to this Section 16.02(a) to the extent that the delivery thereof to the Reinsurer would result in a waiver of the attorney-client privilege, the work-product doctrine or any other applicable legal privilege or similar doctrine.
(b)    Statutory Accounting Principles. The Ceding Company shall prepare its financial statements as required by, and in accordance with, Iowa SAP.
(c)    Existence; Conduct of Business. The Ceding Company shall do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, Permits and privileges material to the conduct of its business.
(d)    Compliance with Law. The Ceding Company shall comply with all Laws applicable to, and all Permits issued by any Governmental Entity to, the Ceding Company or by which it or its properties or assets is bound or subject, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Ceding Company’s ability to perform its obligations, or on the Reinsurer’s rights or obligations, under this Agreement.
(e)    Governmental Notices. The Ceding Company shall provide the Reinsurer, within five (5) Business Days after receipt thereof, copies of any written notice or report from any Governmental Entity with respect to the business reinsured under this Agreement and a written summary of any material oral communication with any Governmental Entity with respect to the business reinsured under this Agreement.
Section 16.03    Representations and Warranties of the Reinsurer. The Reinsurer hereby represents and warrants to the Ceding Company, as of the Effective Date, as follows:
(a)    Organization and Qualification. The Reinsurer is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to operate its business as now conducted, and is duly qualified as a foreign corporation to do business, and, to the extent legally applicable, is in good standing, in each jurisdiction where the character of its owned, operated or leased properties or the nature of its activities makes such qualification necessary, except for failures to be so qualified or be in good standing that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.
(b)    Authorization. The Reinsurer has all requisite corporate power to enter into, consummate the transactions contemplated by and carry out its obligations under, this Agreement. The execution and delivery by the Reinsurer of this Agreement, and the consummation by the Reinsurer of the transactions contemplated by, and the performance by the Reinsurer of its obligations under, this Agreement have been duly authorized by all requisite corporate action on the part of the Reinsurer. This Agreement has been duly executed and delivered by the Reinsurer, and (assuming due authorization, execution and delivery by the Ceding Company) this Agreement constitutes the legal, valid and binding obligation of the Reinsurer, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar Laws relating to or affecting creditors’ rights generally.
(c)    No Conflict. The execution, delivery and performance by the Reinsurer of, and the consummation by the Reinsurer of the transactions contemplated by, this Agreement do not and will not (i) violate or conflict with the organizational documents of the Reinsurer, (ii) conflict with or violate any Law or Permit of any Governmental Entity applicable to the Reinsurer or by which it or its properties or assets is bound or subject, or (iii) result in any breach of, or constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, acceleration or cancellation of, any agreement, lease, note, bond, loan or credit agreement, mortgage, indenture or other instrument, obligation or contract of any kind to which the Reinsurer or any of its subsidiaries is a party or by which the Reinsurer or any of its subsidiaries or any of their respective properties or assets is bound or affected, except, in the case of clause (iii), any such conflicts, violations, breaches, loss of contractual benefits, defaults or rights that, individually or in the aggregate, do not have, and would not reasonably be expected to have, a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.
(d)    Governmental Licenses. The Reinsurer has all Permits necessary to conduct its business as currently conducted and execute and deliver, and perform its obligations under, this Agreement, except in such cases where the failure to have a Permit has not had and would not reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement. All Permits that are material to the conduct of the Reinsurer’s business are valid and in full force and effect. The Reinsurer is not subject to any pending Action or, to the knowledge of the Reinsurer, any threatened Action that seeks the revocation, suspension, termination, modification or impairment of any Permit that, if successful, would reasonably be expected to have, or with the passage of time become, a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement. The Reinsurer is duly licensed as an authorized insurer in the Ceding Company’s state of domicile.
Section 16.04    Covenants of the Reinsurer.
(a)    Investigations. To the extent permitted by applicable Law, the Reinsurer shall promptly notify the Ceding Company, in writing, of any and all investigations of the Reinsurer conducted by any Governmental Entity commencing after the date hereof, other than routine State insurance department examinations that do not relate to the business reinsured pursuant to this Agreement or would not otherwise reasonably be expected to adversely affect the performance by the Reinsurer of its obligations under this Agreement; provided, however, that the Reinsurer may withhold any notice otherwise required to be delivered pursuant to this Section 16.04(a) to the extent that the delivery thereof to the Ceding Company would result in a waiver of the attorney-client privilege, the work-product doctrine or any other applicable legal privilege or similar doctrine.

(b)    Statutory Accounting Principles. The Reinsurer shall prepare its financial statements as required by, and in accordance with, Delaware SAP.
(c)    Existence; Conduct of Business. The Reinsurer shall do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, Permits and privileges material to the conduct of its business.
(d)    Compliance with Law. The Reinsurer shall comply with all Laws applicable to, and all Permits issued by any Governmental Entity to, the Reinsurer or by which it or its properties or assets is bound or subject, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations, or on the Ceding Company’s rights or obligations, under this Agreement.
(e)    Governmental Notices. The Reinsurer shall provide the Ceding Company, within five (5) Business Days after receipt thereof, copies of any written notice or report from any Governmental Entity with respect to the business reinsured under this Agreement and a written summary of any material oral communication with any Governmental Entity with respect to the business reinsured under this Agreement.

ARTICLE XVII
MISCELLANEOUS
Section 17.01    Currency. All payments due under this Agreement shall be made in U.S. Dollars.
Section 17.02    Interest. All amounts due and payable by the Ceding Company or the Reinsurer under this Agreement that remain unpaid for more than fifteen (15) calendar days from the date due hereunder will incur interest from the date due hereunder. Except as otherwise set forth in this Agreement, such interest shall accrue at a rate equal to six percent (6%) per annum, calculated on a 30/360 basis.
Section 17.03    Right of Setoff and Recoupment.
(a)    Each of the Ceding Company and the Reinsurer shall have, and may exercise at any time and from time to time, the right to setoff or recoup any undisputed balance or balances, whether on account of Reinsurance Premiums, allowances, credits, Reinsured Liabilities or otherwise, due from one party to the other under this Agreement and may setoff or recoup such balance or balances against any balance or balances due to the former from the latter under this Agreement.
(b)    The parties’ setoff rights may be enforced notwithstanding any other provision of this Agreement including the provisions of Article XIV.
Section 17.04    No Third-Party Beneficiaries. This Agreement is an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer. The acceptance of risks under this Agreement by the Reinsurer will create no right or legal relation between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy of the Ceding Company. In addition, nothing expressed or implied in this Agreement is intended to or shall confer remedies, obligations or liabilities upon any Person other than the parties hereto and their respective administrators, successors, legal representatives and permitted assigns or relieve or discharge the obligation or liability of any third party to any party to this Agreement.
Section 17.05    Amendment. This Agreement may not be changed or modified or in any way amended except by a written instrument duly executed by the proper officers of both parties to this Agreement, and any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and duly executed by the proper officers of both parties to this Agreement. Prior written approval of the Iowa Insurance Division is required for any amendment to this Agreement.
Section 17.06    Notices.
(a)    All demands, notices, reports and other communications provided for herein shall be delivered by the following means: (i) hand-delivery; (ii) overnight courier service (e.g., FedEx, Airborne Express, or DHL); (iii) registered or certified U.S. mail, postage prepaid and return receipt requested; or (iv) facsimile transmission or e-mail; provided, that the fax or e-mail is confirmed by delivery using one of the three (3) methods identified in clauses (i) through (iii). All such demands, notices, reports and other communications shall be delivered to the parties as follows:
if to the Ceding Company:
Voya Insurance and Annuity Company
699 Walnut Street, Suite 1350
Des Moines, Iowa 50309
Attention: General Counsel
Email: legal@venerableannuity.com

if to the Reinsurer:
Athene Annuity & Life Assurance Company
7770 Mills Civic Parkway
West Des Moines, Iowa 50266
Attention: Diana Palmer
Telephone: (515) 342-4942
Email: legal@athene.com
(b)    Either party hereto may change the names or addresses where notice is to be given by providing notice to the other party of such change in accordance with this Section 17.06.

(c)    If either party hereto becomes aware of any change in applicable Law restricting the transmission of notices or other information in accordance with the foregoing, such party shall notify the other party hereto of such change in Law and such resulting restriction.
Section 17.07    Consent to Jurisdiction. Subject to the terms and conditions of Article XIII, each party hereto hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for purposes of all legal proceedings arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect thereof. In any action, suit or other proceeding, each party hereby irrevocably waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereto also agrees that any final and nonappealable judgment against a party in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. Each party hereto agrees that any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered, sent or mailed in accordance with Section 17.06, constitute good, proper and sufficient service thereof. This Section 17.07 is not intended to conflict with or override Article XIII.

Section 17.08    Service of Process. The Reinsurer hereby designates the Iowa Insurance Commissioner as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Ceding Company. A copy of any such process shall be delivered to the Reinsurer in accordance with Section 17.06. This Section 17.08 is not intended to conflict with or override Article XIII.
Section 17.09    Inspection of Records.
(a)    Upon giving at least five (5) Business Days’ prior written notice, the Reinsurer, or its duly authorized representatives, will have the right to audit, examine and copy, electronically or during regular business hours, at the home office of the Ceding Company, any and all books, records, statements, correspondence, reports, and other documents that relate to the Reinsured Policies, the Existing Hedges, the Allianz Trust Account or this Agreement, subject to the confidentiality provisions contained in this Agreement. In the event the Reinsurer exercises its inspection rights, the Ceding Company must provide a reasonable work space for such audit, examination or copying, cooperate fully and faithfully, and produce any and all materials reasonably requested to be produced, subject to confidentiality provisions contained in this Agreement. The expenses related to any two (2) such inspections in any calendar year shall be borne by the Ceding Company; provided, that if any breach of this Agreement by the Ceding Company has occurred, the expenses relating to all such inspections shall be borne by the Ceding Company.

(b)    The Reinsurer’s right of access as specified above will survive until all of the Reinsurer’s obligations under this Agreement have terminated or been fully discharged.
Section 17.10    Confidentiality.
(a)    The parties will keep confidential and not disclose or make competitive use of any shared Proprietary Information, as defined below, unless:
(i)    The information becomes publicly available or is obtained other than through unauthorized disclosure by the party seeking to disclose or use such information;
(ii)    The information is independently developed by the recipient; or
(iii)    The disclosure is required by Law; provided, that, if applicable, the party required to make such disclosure will allow the other party to seek an appropriate protective order.
“Proprietary Information” includes, but is not limited to, underwriting manuals and guidelines, applications, contract forms, agent lists and premium rates and allowances of the Reinsurer and the Ceding Company, but shall not include the existence of this Agreement and the identity of the parties. Additionally, Proprietary Information may be shared by either party on a need-to-know basis with its officers, directors, employees, Affiliates, third-party service providers, auditors, consultants or retrocessionaires, or in connection with the dispute process specified in this Agreement.
(b)    The Ceding Company shall not provide to the Reinsurer, and the Reinsurer shall have no right to access, any Non-Public Personal Information except (i) to the extent necessary for purposes of administration of this Agreement and (ii) requested in writing by a duly authorized representative of the Reinsurer. The Reinsurer and its representatives and service providers will protect the confidentiality and security of Non-Public Personal Information (as defined below) provided to it hereunder by:
(i)    holding all Non-Public Personal Information in strict confidence;
(ii)    maintaining appropriate measures that are designed to protect the security, integrity and confidentiality of Non-Public Personal Information; and
(iii)    disclosing and using Non-Public Personal Information received under this Agreement for purposes of carrying out the Reinsurer’s obligations under this Agreement, for purposes of retrocession, or as may be required or permitted by Law.
“Non-Public Personal Information” is personally identifiable medical, financial, and other personal information about proposed, current and former applicants, policy owners, contract holders, insureds, annuitants, claimants, and beneficiaries of Reinsured Policies or contracts issued by the Ceding Company, and their representatives, that is not publicly available. Non-Public Personal Information does not include de-identified personal data, i.e., information that does not identify, or could not reasonably be associated with, an individual.

Section 17.11    Successors. This Agreement will be binding upon the parties hereto and their respective successors and assigns including any Authorized Representative of either party. Neither party may effect any novation or assignment of this Agreement without the prior written consent of the other party and the Iowa Insurance Division.
Section 17.12    Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement between the parties with respect to the business reinsured hereunder and supersede any and all prior representations, warranties, prior agreements or understandings between the parties pertaining to the subject matter of this Agreement. There are no understandings between the parties other than as expressed in this Agreement and the Exhibits hereto. In the event of any express conflict between this Agreement and the Exhibits hereto, the Exhibits hereto will control.
Section 17.13    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is found by a court or other Governmental Entity of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 17.14    Construction. This Agreement will be construed and administered without regard to authorship and without any presumption or rule of construction in favor of either party. This Agreement is between sophisticated parties, each of which has reviewed this Agreement and is fully knowledgeable about its terms and conditions.
Section 17.15    Non-Waiver. Neither the failure nor any delay on the part of the Ceding Company or the Reinsurer to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege shall preclude the further exercise of that right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. No waiver of any right, remedy, power or privilege with respect to any occurrence shall be construed as a waiver of that right, remedy, power or privilege with respect to any other occurrence. No prior transaction or dealing between the parties will establish any custom, usage or precedent waiving or modifying any provision of this Agreement. No waiver shall be effective unless it is in writing and signed by the party granting the waiver.
Section 17.16    Further Assurances. From time to time, as and when requested by a party hereto, the other party hereto shall execute and deliver all such documents and instruments and shall take all actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.
Section 17.17    Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of Iowa without giving effect to any principles of conflicts of law thereof that are not mandatorily applicable by Law and would permit or require the application of the Laws of another jurisdiction.
Section 17.18    Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party. Each party hereto may deliver its signed counterpart of this Agreement to the other party by means of electronic mail or any other electronic medium utilizing image scan technology, and such delivery will have the same legal effect as hand delivery of an originally executed counterpart. When this Agreement has been fully executed by the Ceding Company and the Reinsurer, it will become effective as of the Effective Date.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the Effective Date.

VOYA INSURANCE AND ANNUITY COMPANY

By:    /s/ David Pendergrass

Name:    David Pendergrass

Title:    Senior Vice President and Treasurer

ATHENE ANNUITY & LIFE ASSURANCE COMPANY
By:    /s/ Grant Kvalheim

Name:    Grant Kvalheim

Title:    President

Signature Page to VIAC Reinsurance Agreement (FA Business)

SCHEDULE I
POLICY FORMS AND RIDERS1

Product Name	Policy Form
Advantage	UCLIC-AN1009
Advantage	UCLIC-PI-1249
Advantage Index	1837-11/97
Advantage Platinum	1827-11/95
Advantage Silver	1801-7/94
AmeriGain	17003
AmeriGrand	17026
Amerilink	17002
Ameriset	17000
Asset Builder	UCLIC-AN-1022
Bonus 10	FB10-11/92
Capital Builder	UCLIC-PI-1224
Choice Index	1819-9/96
Choice Index	1819-9/96 or 1819-C-1/97
Choice Index	1819-C-1/97
Classic 5	1868
Classic 7	1869
Classic Choice MVA	1825-2/95
Cornerstone	1350-1/93
Envoy Nine	IU-IA-3064
Envoy Nine v2	IU-IA-3064
Envoy Six	IU-IA-3067
Envoy Six v2	IU-IA-3067
Envoy Three	IU-IA-3065
Flex 100	1000-B-4/92
Flex 15	1500-1/93
Flex 15	1500-4/92
Flex 2	FLEXII-1/93
Flex 200	1100-B-6/92
Flex 3	FLEXIII-1/93
Flex 4	FLXIV-8/92
Flex 7	FLEXVII 1/93
Flex 7	FLEXVII 7/91
Flex Builder	1853
Flex Guarantee	1853
FPA 9	FLEXIX-1/93
FPA 9 (conversion)	FLEXIX-5/91

FPDA	89A4
FPDA	8FPDA
FPDA	94FPDA
FPDA	ALSFLX-3
FPDA	ALSFLX-4.5
FPDA	ALZFLX-4.5
FPDA	AN-1002
FPDA	AN-1011
GAA	GFPDA
Generation Flex	1859
GoldenSelect Guarantee	GA-GIA-1070
Guarantee Choice	IU-IA-3036
Heritage	1858
Heritage Vested	1862
Income Outcome Annuity	FA-2017
Independence	UCSPDA
Interest Builder	1200-1/93
Journey	VI-IA-3165
Lifetime Income	IU-IA-3119
Mark II	UCLIC-AN-1020
MarketSmart	IU-FA-3006
Max	PI-1550
Max Guarantee	1885
MaxSaver	AN-1004
MaxSaver	AN-1008
MaxSaver	PI-2034
Multibuilder	1853
MVA 15	1251-1/93
MVA 200	1300-1/93
MVA 200	93A10
MVA 3	1400-1/93
MVA 3	1811-3/96
MVA 9	MVAIX-1/93
MVA Cornerstone	1250-1/93
MVA Cornerstone	1812-4/96
MYGA/Multiset	1818-4/96
MYGA/Multiset	1825-2/95
MYGA/Multiset (no MVA)	1826-5/95
PotentialPLUS (General Account liabilities only)	IU-IA-4040
Protective Life	1840-2/96
Protective Life	1845-2/96
Provider	UCLIC-AN-1007
Quest 5	VI-IA-3147

QUEST 5 ROP	VI-IA-3147
Quest 7	VI-IA-3147
Quest Plus	VI-IA-3148
Regency	1860
Retirement Asset Builder	1807-5/95
Retirement Choice	1805-4/95
SD Fixed Flex	GA-IA-1093 - individual; GA-CA-1093 - group
Secure	1890
Secure Extra	FA-2014
Secure Five	IU-IA-3022
Secure Five v2	IU-IA-3033
Secure Five v3	IU-IA-3033
Secure II	FA-2013
Secure Opp Plus	IU-IA-3021
Secure Opp Plus v2	IU-IA-3032
Secure Opp Plus v3	IU-IA-3050
Secure Opp Plus v4	IU-IA-3050
Secure Outlook	IU-IA-3038
Secure Outlook v2	IU-IA-3038
Secure Seven	IU-IA-3025
Secure Seven v2	IU-IA-3034
Secure Seven v3	IU-IA-3034
Security	PI-1233
Select Guarantee	1829-3/97
Select Guarantee	1829C-3/97
Selectra	1865
Selectra	1865 or 1870
Selectra	1870
Selectra v2	IU-IA-3026
Senior Provider	UCLIC-AN-1014
SimpleChoice	IU-IA-3054
SimpleFlex	IU-IA-3019
Single Premium Immediate Annuity	1823
SPA 15	1351-1/93
SPA 3	SPIII-1/93
SPA 5	SPV-6/88
SPA 6	SPVI-1/93
SPA 7	SPVII-1/93
SPA 7	SPVII-10/90
SPA 9	FLEXIX-1/93 or SPIX-1/93
SPA 9	SPIX-1/93
SPA 9	SPIX-10/90
SPDA	88SPDA

SPDA	89A1-A
SPDA	89A3
SPDA	89SPDA
SPDA	94SPDA
SPDA	ALS-3
SPDA	ALS-4.5
SPDA	ALZSP-4.5
SPDA	UCLIC-PI-1218
SPDA	UCLIC-PI-1801
SPIA	1823
Sterling Plus	1800-2/94
Supp Con	1825-2/95
Supp Con	GA-GIA-1070 or GA-IA-1070
Supp Con	GA-IA-1093 - individual; GA-CA-1093 - group
Supp Con	GA-IA-1094 - individual; GA-CA-1094 - group
Supp Con	GA-IA-1100 - individual; GA-CA-1100 - group
Supp Con	IU-IA-3019
Taxsaver	FLEXIX-1/93
TaxSaver	UCLIC-AN1255
TaxSaver	UCLIC-PI-1253
TaxSaver	UCLIC-PI-1255
TSA Pro	1600-1/93
TSA Pro	1600-4/92
TSA Rollover	1832G-6/97
Ultimate	1225-4/93
Ultra SPA	1325-4/93
Unidex	EIAN-4000
United	AN-1021
Wealth Builder 6	IU-IA-3128
Wealth Builder 8	IU-IA-3128
Wealth Builder PLUS	IU-IA-3128
All general account liabililities related to immediate annuities and annuitizations issued by Voya Insurance and Annuity Company and its predecessors and administered on Des Moines RPS, excluding annuitizations arising from contracts with a Guaranteed Minimum Income Benefit (GMIB).

Home Office Pension Plan Voluntary and Mandatory Contributions Administered by Aon Hewitt on behalf of VIAC.
All contracts assumed under the League Services Life Insurance Company (Magna Insurance Company) reinsurance agreement dated 2/24/1987, as amended.
All contracts assumed under the Protective Life Insurance Company reinsurance agreement dated 6/15/1996.
All contracts assumed under the Allianz Life Insurance Company of North America reinsurance agreement dated 8/1/1988.

SCHEDULE II
POLICY EXPENSES
The Policy Expenses with respect to each Quarterly Accounting Period shall be an amount equal to (A) plus (B), each as defined below:
(A) solely with respect to the Payout Annuities, an amount equal to (i) eighteen (18) basis points divided by four (4) multiplied by (ii) (a) the sum of the Ceded Reserves with respect to the Payout Annuities at the beginning of the applicable Quarterly Accounting Period plus the Ceded Reserves with respect to the Payout Annuities at the end of the applicable Quarterly Accounting Period, divided by (b) two (2); and
(B) with respect to the Non-Payout Annuities, an amount equal to the sum of:
(i) (a) the Quota Share of $50 (provided, that a two percent (2.00%) per annum inflation factor will be added to such amount each year commencing on January 1, 2019) divided by four (4), multiplied by (b) (I) the sum of the total number of Non-Payout Annuities in force at the beginning of the applicable Quarterly Accounting Period plus the total number of Non-Payout Annuities in force at the end of the applicable Quarterly Accounting Period, divided by (II) two (2), plus
(ii) (a) three (3) basis points divided by four (4) multiplied by (b) (I) the sum of the Ceded Reserves with respect to the Non-Payout Annuities at the beginning of the applicable Quarterly Accounting Period plus the Ceded Reserves with respect to the Non-Payout Annuities at the end of the applicable Quarterly Accounting Period, divided by (II) two (2).

SCHEDULE III
INITIAL PREMIUM ASSETS
See attached.

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
002824BL3	6,194,594.0001	ABBOTT LABORATORIES	1,600,000	1,573,520	2,311		1,575,831
002824BL3	6,194,596.0001	ABBOTT LABORATORIES	4,000,000	3,933,800	5,778		3,939,578
023135AM8	6,194,598.0001	AMAZON.COM INC	5,000,000	5,037,201	66,917		5,104,117
46590KAD6	6,194,600.0001	JPMCC_15-JP1	1,210,000	1,220,018	3,680		1,223,699
80281LAH8	6,194,602.0001	SANTANDER UK GROUP HOLDINGS PLC	1,000,000	970,570	10,869		981,439
883556BH4	6,194,604.0001	THERMO FISHER SCIENTIFIC INC	6,500,000	6,451,055	45,283		6,496,338
110122AX6	6,194,854.0001	BRISTOL-MYERS SQUIBB CO	1,000,000	1,071,800	7,500		1,079,300
500255AS3	6,194,918.0001	KOHL S CORP	2,000,000	1,956,540	16,250		1,972,790
337738AM0	6,195,092.0001	FISERV INC	3,699,000	3,695,190	10,789		3,705,979
66989HAH1	6,195,094.0001	NOVARTIS CAPITAL CORP	3,000,000	3,217,320	64,167		3,281,487
717081DE0	6,195,096.0001	PFIZER INC	3,000,000	3,060,720	48,733		3,109,453
880591EH1	6,195,210.0001	TENN VALLEY AUTHORITY	246,000	309,161	1,650		310,811
50540RAP7	6,195,258.0001	LABORATORY CORP OF AMERICA	2,000,000	1,972,620	16,000		1,988,620
74333JAG6	6,195,260.0001	PROG_17-SFR1	1,000,000	971,482	2,763		974,245
844741BA5	6,195,262.0001	SOUTHWEST AIRLINES CO	1,500,000	1,495,080	20,052		1,515,132
883556BH4	6,195,264.0001	THERMO FISHER SCIENTIFIC INC	3,000,000	2,977,410	20,900		2,998,310
456873AB4	6,195,328.0001	INGERSOLL-RAND LUXEMBOURG FINANC	2,000,000	1,973,760	35,500		2,009,260
002824BL3	6,195,342.0001	ABBOTT LABORATORIES	1,600,000	1,573,520	2,311		1,575,831
053332AP7	6,195,344.0001	AUTOZONE INC	2,000,000	1,948,560	18,403		1,966,963
345397XA6	6,195,346.0001	FORD MOTOR CREDIT COMPANY LLC	1,000,000	977,760	10,015		987,775
456873AB4	6,195,348.0001	INGERSOLL-RAND LUXEMBOURG FINANC	2,000,000	1,973,760	35,500		2,009,260
65339KAA8	6,195,350.0001	NEXTERA ENERGY INC	2,000,000	2,059,320	37,500		2,096,820
743263AS4	6,195,352.0001	PROGRESS ENERGY INC	2,000,000	1,967,480	5,250		1,972,730
3136AJF84	6,195,366.0001	FNMA_14-26	1,263,423	1,303,968	4,229		1,308,197
459200HF1	6,195,402.0001	INTERNATIONAL BUSINESS MACHINES C	1,000,000	984,710	14,556		999,266
546676AV9	6,195,404.0001	LOUISVILLE GAS & ELECTRIC CO	1,000,000	1,069,680	21,442		1,091,122
822582AT9	6,195,406.0001	SHELL INTERNATIONAL FINANCE BV	1,200,000	1,111,536	8,458		1,119,994
594918BZ6	6,195,462.0001	MICROSOFT CORPORATION	2,000,000	2,068,720	19,361		2,088,081
775109BE0	6,195,464.0001	ROGERS COMMUNICATIONS INC	6,000,000	5,859,600	82,167		5,941,767
3136AJF84	6,195,478.0001	FNMA_14-26	1,351,863	1,395,246	4,525		1,399,771
13063BJC7	5,431,390.0001	CALIFORNIA ST	1,400,000	2,134,594	53,200		2,187,794
13063BJC7	5,431,391.0001	CALIFORNIA ST	815,000	1,242,639	30,970		1,273,609
452151LF8	5,431,392.0001	IL ST PENSION OB	1,400,000	1,306,816	29,750		1,336,566
646139X83	5,431,393.0001	NEW JERSEY ST TPK AUTH TPK REV	1,400,000	1,994,944	33,143		2,028,087
54438CPA4	5,432,314.0001	LOS ANGELES CALIF CMNTY COLLEGE DI	1,095,000	1,618,892	18,478		1,637,370
544495VY7	5,432,315.0001	LOS ANGELES CALIF WTR PWR REV	1,420,000	2,018,246	31,117		2,049,363
44266RAC1	5,459,618.0001	HOWARD HUGHES MEDICAL INSTITUTE	5,000,000	5,053,650	29,167		5,082,817
44266RAC1	5,459,620.0001	HOWARD HUGHES MEDICAL INSTITUTE	1,333,000	1,347,303	7,776		1,355,079
44266RAC1	5,459,622.0001	HOWARD HUGHES MEDICAL INSTITUTE	1,333,000	1,347,303	7,776		1,355,079
44266RAC1	5,459,624.0001	HOWARD HUGHES MEDICAL INSTITUTE	2,800,000	2,830,044	16,333		2,846,377
452151LF8	5,459,632.0001	IL ST PENSION OB	10,000,000	9,334,400	212,500		9,546,900
372546AT8	5,459,830.0001	GEORGE WASHINGTON UNIVERSITY	840,000	852,130	4,615		856,745

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
07284RAA0	5,471,455.0001	BAYLOR COLLEGE OF MEDICINE	1,400,000	1,580,222	33,950		1,614,172
586054AA6	5,471,456.0001	MEMORIAL SLOAN-KETTERING CANCER C	1,950,000	2,212,568	32,500		2,245,068
740816AH6	5,472,270.0001	PRESIDENT & FELLOWS OF HARVARD	2,075,000	2,401,626	4,496		2,406,122
73358WCX0	5,483,053.0001	PORT AUTH N Y & N J	1,400,000	1,731,366	39,529		1,770,895
54438CNZ1	5,484,991.0001	LOS ANGELES CALIF CMNTY COLLEGE DI	1,315,000	1,847,825	21,698		1,869,522
544495VY7	5,484,992.0001	LOS ANGELES CALIF WTR PWR REV	1,085,000	1,542,111	23,776		1,565,886
072024PY2	5,487,336.0001	BAY AREA TOLL AUTH CALIF TOLL BRDG	1,400,000	2,074,492	8,058		2,082,550
254010AB7	5,487,599.0001	DIGNITY HEALTH	2,295,000	2,187,296	51,638		2,238,933
04351LAA8	5,488,976.0001	ASCENSION HEALTH ALLIANCE	1,400,000	1,567,622	31,290		1,598,912
64972FH25	5,506,041.0001	NEW YORK N Y CITY MUN FIN AUTH WTR	1,820,000	2,300,771	39,534		2,340,306
575718AE1	5,506,102.0001	MASSACHUSETTS INSTITUTE OF TECHNO	700,000	719,355	9,238		728,593
79765RTL3	5,506,742.0001	SAN FRANCISCO CALIF CITY & CNTY PU	1,400,000	2,008,720	48,650		2,057,370
677632MV0	5,507,149.0001	OHIO ST UNIV GEN RCPTS	1,505,000	1,709,936	30,790		1,740,726
072024PY2	5,507,291.0001	BAY AREA TOLL AUTH CALIF TOLL BRDG	1,400,000	2,074,492	8,058		2,082,550
271014TU6	5,510,103.0001	EAST BAY CALIF MUN UTIL DIST WTR S	2,420,000	3,085,790	59,230		3,145,020
79741TAR5	5,510,106.0001	SAN DIEGO CNTY CALIF WATER AUTH	1,960,000	2,598,509	60,152		2,658,662
89837LAB1	5,510,107.0001	PRINCETON UNIVERSITY	1,680,000	2,145,091	15,960		2,161,051
18085PMT8	5,511,231.0001	CLARK CNTY NEV ARPT REV	590,000	853,335	13,413		866,747
235241LW4	5,511,232.0001	DALLAS TX AREA RAPID TRAN	700,000	815,024	14,648		829,672
4636324P1	5,511,233.0001	IRVINE RANCH CALIF WTR DIST	1,960,000	2,617,129	64,896		2,682,025
66285WFB7	5,511,303.0001	NORTH TEX TWY AUTH REV	1,925,000	2,746,667	43,107		2,789,774
796253Y30	5,514,988.0001	SAN ANTONIO TEX ELEC & GAS REV	1,820,000	2,282,316	26,426		2,308,743
796253Y30	5,514,989.0001	SAN ANTONIO TEX ELEC & GAS REV	365,000	457,717	5,300		463,017
16876AAA2	5,515,734.0001	CINCINNATI CHILDREN S HOSPITAL MED	1,865,000	1,910,002	36,704		1,946,706
18085PMT8	5,523,810.0001	CLARK CNTY NEV ARPT REV	1,485,000	2,147,800	33,759		2,181,559
235241LW4	5,523,811.0001	DALLAS TX AREA RAPID TRAN	560,000	652,019	11,718		663,737
797400FN3	5,525,334.0001	SAN DIEGO CNTY CALIF REGL TRANSN C	1,400,000	1,834,504	6,896		1,841,400
167593AN2	5,525,596.0001	CHICAGO ILL O HARE INTL ARPT REV	2,800,000	3,731,728	59,687		3,791,415
759136QP2	5,527,894.0001	REGIONAL TRANSN DIST COLO SALES TA	2,800,000	3,607,520	81,816		3,689,336
62952EAC1	5,540,333.0001	NYU HOSPITALS CENTER	2,380,000	2,617,667	37,953		2,655,620
913366EP1	5,544,441.0001	UNIV CALIF REGTS MED CTR POOLED RE	1,400,000	1,868,286	42,271		1,910,557
913366EP1	5,544,442.0001	UNIV CALIF REGTS MED CTR POOLED RE	590,000	787,349	17,814		805,163
684273HC2	5,564,619.0001	ORANGE CNTY CALIF LOC TRANSN AUTH	2,050,000	2,756,758	29,896		2,786,654
70213HAC2	5,564,766.0001	PARTNERS HEALTHCARE SYSTEM INC	1,350,000	1,337,499	18,527		1,356,026
4424355B5	5,580,652.0001	HOUSTON TEX UTIL SYS REV	2,970,000	3,041,102	52,424		3,093,526
68607VJ97	5,580,654.0001	OREGON ST DEPT ADMINISTRATIVE	600,000	592,200	1,220		593,420
68607VK20	5,580,655.0001	OREGON ST DEPT ADMINISTRATIVE	550,000	541,470	1,210		542,680

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
73474TAC4	5,581,299.0001	PORT MORROW ORE TRANSMISSION F	2,405,000	2,392,037	13,512		2,405,549
2463807R4	5,611,335.0001	DELAWARE ST	1,485,000	1,616,111	22,523		1,638,633
64966JAN6	5,614,413.0001	NEW YORK N Y	2,970,000	3,235,221	67,902		3,303,123
798136TU1	5,650,554.0001	SAN JOSE CALIF ARPT REV	1,470,000	1,587,291	15,803		1,603,094
658203Z23	5,658,365.0001	NORTH CAROLINA MUN PWR AGY NO	1,080,000	1,079,903	12,024		1,091,927
76222RHN5	5,662,031.0001	RHODE ISLAND ST & PROVIDENCE PLANT	540,000	555,876	2,098		557,974
76222RHP0	5,662,032.0001	RHODE ISLAND ST & PROVIDENCE PLANT	570,000	589,454	2,310		591,764
76222RHQ8	5,662,033.0001	RHODE ISLAND ST & PROVIDENCE PLANT	780,000	809,406	3,258		812,664
76886PED1	5,677,575.0001	RIVERSIDE CALIF CMNTY COLLEGE DIST	1,835,000	2,011,564	32,209		2,043,773
235308RA3	5,678,975.0001	DALLAS TEX INDPT SCH DIST	2,160,000	2,348,568	29,412		2,377,980
73474TAH3	5,682,004.0001	PORT MORROW ORE TRANSMISSION F	1,350,000	1,337,472	6,608		1,344,080
033177XU5	5,682,704.0001	ANCHORAGE ALASKA ELEC UTIL REV	540,000	568,593	14,306		582,899
040484DX2	5,682,705.0001	ARIZONA BRD REGENTS UNIV ARIZ SYS	1,350,000	1,446,660	21,678		1,468,338
11502RAB6	5,682,706.0001	BROWARD CNTY FLA HALF-CENT SALES T	1,715,000	1,836,782	8,869		1,845,652
040484DX2	5,691,663.0001	ARIZONA BRD REGENTS UNIV ARIZ SYS	1,660,000	1,778,856	26,655		1,805,511
088281BG4	5,691,845.0001	BEXAR CNTY TEX	2,835,000	2,948,485	70,986		3,019,471
79642BLT8	5,692,913.0001	SAN ANTONIO TEX WTR REV	2,700,000	2,866,698	77,439		2,944,137
914026LZ0	5,692,914.0001	UNIVERSITY ALA GEN REV	2,925,000	3,106,964	59,475		3,166,439
341507ZP9	5,693,476.0001	FLORIDA ST BRD ED LOTTERY REV	1,075,000	1,118,903	23,593		1,142,496
235241LT1	5,693,803.0001	DALLAS TX AREA RAPID TRAN	2,700,000	2,787,156	70,301		2,857,457
889184AA5	5,709,456.0001	TOLEDO HOSPITAL	605,000	663,467	13,898		677,366
358885AA9	5,711,730.0001	FROEDTERT HEALTH INC	1,710,000	1,710,496	6,678		1,717,173
605068AB1	5,711,732.0001	MISSION HEALTH SYSTEM	1,245,000	1,262,754	22,950		1,285,703
001306AB5	5,712,875.0001	AHS HOSP CORP	1,240,000	1,396,761	20,766		1,417,527
842329AA2	5,712,876.0001	SOUTHERN BAPTIST HOSPITA	1,350,000	1,499,540	19,307		1,518,846
896516AA9	5,715,822.0001	TRINITY HEALTH CORP	2,545,000	2,506,214	43,742		2,549,956
917563JE9	5,722,311.0001	UTAH ST UNIV REV	1,510,000	1,618,599	29,885		1,648,485
534366AX7	5,726,872.0001	LINCOLN NEB WEST HAYMARKET JT PUB	465,000	598,362	10,540		608,902
59067ABJ1	5,726,873.0001	MESA ST COLLEGE COLO AUXILIARY FAC	465,000	551,165	12,436		563,601
649322AA2	5,736,038.0001	THE NEW YORK PRESBYTERIAN HOSPITAL	2,430,000	2,391,023	24,446		2,415,469
662352AB9	5,736,039.0001	NORTH SHORE LONG ISLAND JEWISH HE	1,350,000	1,667,331	41,513		1,708,844
768874SG5	5,736,041.0001	RIVERSIDE CALIF ELEC REV	540,000	781,002	3,422		784,424
702274AW1	5,740,471.0001	PASADENA CALIF PUB FING AUTH LEASE	1,880,000	2,671,198	22,397		2,693,595
899042AC9	5,755,319.0001	TUFTS MEDICAL CENTER INC	650,000	780,436	15,167		795,602
649757AA9	5,765,692.0001	NEW YORK PUBLIC LIBRARY	840,000	850,046	12,054		862,100
438670WN7	5,801,234.0001	HONOLULU HAWAII CITY & CNTY	2,665,000	3,118,690	61,273		3,179,962
89837RAD4	5,801,360.0001	TRUSTEES OF DARTMOUTH COLLEGE	560,000	527,022	8,106		535,128
79765RTL3	5,812,777.0001	SAN FRANCISCO CALIF CITY & CNTY PU	660,000	946,968	22,935		969,903
896516AA9	5,813,598.0001	TRINITY HEALTH CORP	1,700,000	1,674,092	29,219		1,703,311

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
01959LAA0	5,813,752.0001	ALLINA HEALTH SYSTEM	560,000	611,206	12,408		623,614
66988AAE4	5,816,880.0001	NOVANT HEALTH	3,400,000	3,455,216	74,307		3,529,523
646139X83	5,818,027.0001	NEW JERSEY ST TPK AUTH TPK REV	420,000	598,483	9,943		608,426
64971M5L2	5,827,839.0001	NEW YORK N Y CITY TRANSITIONAL FIN	1,330,000	1,602,371	37,054		1,639,425
15504RET2	5,828,998.0001	CENTRAL PUGET SOUND REGL AUTH	880,000	1,068,769	24,160		1,092,929
57584XPQ8	5,828,999.0001	MASSACHUSETTS ST DEV FIN AGY R	1,570,000	1,481,044	5,202		1,486,246
677632G88	5,833,000.0001	OHIO ST UNIV GEN RCPTS	700,000	688,800	11,078		699,878
57582RJN7	5,836,869.0001	MASSACHUSETTS ST	630,000	587,872	8,602		596,474
914440LJ9	5,843,779.0001	UNIVERSITY MASS BLDG AUTH PROJ REV	2,210,000	2,617,237	60,223		2,677,459
59333PW20	5,875,326.0001	MIAMI-DADE CNTY FLA AVIATION R	540,000	516,829	1,735		518,564
686515AA5	5,882,946.0001	ORLANDO HEALTH INC	700,000	723,254	2,576		725,830
20369EAB8	5,883,697.0001	COMMUNITY HEALTH NETWORK	510,000	542,620	13,854		556,474
18085PMT8	5,886,758.0001	CLARK CNTY NEV ARPT REV	530,000	766,555	12,049		778,604
743756AB4	5,890,551.0001	PROVIDENCE ST JOSEPH HEALTH	530,000	490,923	1,213		492,136
130179KK9	6,055,055.0001	CALIFORNIA EDL FACS AUTH REV	650,000	624,605	2,078		626,682
57582RJN7	6,061,089.0001	MASSACHUSETTS ST	960,000	895,805	13,108		908,913
59333P2S6	6,074,080.0001	MIAMI-DADE CNTY FLA AVIATION R	750,000	734,063	2,489		736,551
78349AAB9	6,080,362.0001	RWJ BARNABAS HEALTH INC	1,000,000	954,220	13,163		967,383
93978HSU0	6,094,632.0001	WASHINGTON ST HEALTH CARE FACS	600,000	596,526	5,320		601,846
42824CAG4	5,706,737.0001	HEWLETT-PACKARD CO	7,000,000	7,049,280	11,200		7,060,480
668138AA8	6,172,421.0001	NORTHWESTERN MUTUAL LIFE INSURAN	4,500,000	4,182,570	14,919		4,197,489
677050AC0	6,163,675.0001	OGLETHORPE POWER CORP	600,000	727,824	12,382		740,206
38380JCD8	6,163,713.0001	GNMA_17-152	1,000,000	878,497	2,500		880,997
3136AQ5J5	6,163,719.0001	FNA_16-M2	1,749,998	1,772,648	5,075		1,777,723
3133TTTN1	6,163,771.0001	FHLMC_2330 PS	103,073	143,852	754		144,606
3137ABAT8	6,163,773.0001	FHLMC_3852 SL	2,034,478	2,019,069	4,140		2,023,209
31392B6S0	6,163,775.0001	FNMA_02-10 QT	166,371	214,812	387		215,199
31393RRP7	6,163,777.0001	FHLMC_2630 SL	4,346	19,204	61		19,265
31393UWH2	6,163,779.0001	FNMA_03-130 SJ	234,002	345,285	818		346,103
31393YDC6	6,163,781.0001	FNMA_04-38 SU	16,611	19,081	42		19,123
31394BQX5	6,163,783.0001	FNMA_04-92 SD	741,884	865,382	1,340		866,722
31394EKG2	6,163,785.0001	FNMA_05-66 SQ	208,157	252,417	431		252,848
31394EKG2	6,163,787.0001	FNMA_05-66 SQ	208,157	252,417	431		252,848
31394FBL8	6,163,789.0001	FNMA_05-75 SU	270,760	446,160	1,038		447,197
31394FCG8	6,163,791.0001	FNMA_05-76 SA	775,035	928,073	2,351		930,424
31394UHT2	6,163,793.0001	FNMA_05-102 DS	116,622	158,015	285		158,300
31394UHT2	6,163,795.0001	FNMA_05-102 DS	116,622	158,015	285		158,300
31394UL26	6,163,797.0001	FNMA_05-106 PK	69,736	85,036	171		85,208
31394UY55	6,163,799.0001	FNMA_05-110 TN	64,522	78,476	184		78,660
31394WBA5	6,163,801.0001	FHLMC_2786 S	2,674	2,750	9		2,758
31394YVC5	6,163,803.0001	FHLMC_2795 SY	1,168,353	1,359,700	5,178		1,364,878
31395DPQ6	6,163,805.0001	FNMA_06-36 SA	34,880	55,389	141		55,531
31395LA92	6,163,807.0001	FHLMC_2923 SG	1,352,669	1,733,842	7,625		1,741,467
31395TCB8	6,163,811.0001	FHLMC_2967 SE	176,861	204,643	875		205,518

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
31395V2W8	6,163,813.0001	FHLMC_2990 JD	71,551	76,021	393		76,414
31395VHT9	6,163,815.0001	FHLMC_2994 SG	974,169	1,271,367	5,579		1,276,945
31395W6S1	6,163,817.0001	FHLMC_3001 CP	170,271	197,403	944		198,347
31395WTB3	6,163,819.0001	FHLMC_3006 YS	223,389	290,333	1,451		291,784
31396CVV9	6,163,821.0001	FHLMC_3055 SA	1,094,770	1,237,495	6,027		1,243,523
31396JTF2	6,163,823.0001	FHLMC_3148 AS	242,168	409,075	2,374		411,448
31396KMJ8	6,163,825.0001	FNMA_06-74 MS	65,941	105,769	327		106,096
31396KMJ8	6,163,827.0001	FNMA_06-74 MS	68,163	109,334	338		109,672
31396VLW6	6,163,835.0001	FNMA_07-28	2,072,142	2,066,712	1,032		2,067,744
31396VLW6	6,163,837.0001	FNMA_07-28	2,388,173	2,381,915	1,189		2,383,105
31396VMC9	6,163,839.0001	FNMA_07-35 SP	545,024	764,172	1,475		765,647
31396VQJ0	6,163,841.0001	FNMA_07-29 SG	395,339	555,030	1,089		556,118
31396WQC3	6,163,843.0001	FNMA_07-67 BS	206,057	280,453	552		281,005
31396WZA7	6,163,845.0001	FNMA_07-66 SD	121,611	207,466	574		208,040
31397ESS5	6,163,847.0001	FHLMC_3264 SA	56,482	86,724	464		87,188
31397PTY6	6,163,849.0001	FHLMC_3404 SH	932,926	1,050,343	3,895		1,054,239
31397T3Q3	6,163,851.0001	FHLMC_3442 MT	748,259	754,304	640		754,945
31397UKP3	6,163,853.0001	FNMA_11-51C	3,618,889	3,654,021	2,818		3,656,839
38374BSE4	6,163,855.0001	GNMA_03-74 PS	238,688	282,370	1,097		283,467
38374GXG2	6,163,857.0001	GNMA_04-39 QD	107,875	147,682	743		148,424
38374KMS9	6,163,859.0001	GNMA_05-6 SD	116,856	142,251	754		143,005
38374LRX1	6,163,861.0001	GNMA_05-56 S	409,228	554,987	2,992		557,979
38374M6J3	6,163,863.0001	GNMA_06-21 CS	437,985	756,465	3,389		759,854
38375J6U4	6,163,865.0001	GNMA_07-28 SA	1,109,040	1,716,151	7,529		1,723,680
38375JRW7	6,163,867.0001	GNMA_07-8 SK	2,409,381	3,437,257	11,892		3,449,149
38375KG30	6,163,869.0001	GNMA_07-47 SD	409,199	530,436	3,675		534,111
38375KMS8	6,163,871.0001	GNMA_07-37 DS	1,324,046	1,850,968	9,377		1,860,345
38375KZ88	6,163,873.0001	GNMA_07-43 ST	486,146	565,969	1,651		567,620
38375PRT0	6,163,875.0001	GNMA_08-13 LC	1,276,094	1,616,661	6,181		1,622,842
002824BL3	6,163,931.0001	ABBOTT LABORATORIES	2,000,000	1,966,900	2,889		1,969,789
00846UAJ0	6,163,933.0001	AGILENT TECHNOLOGIES INC	2,000,000	2,012,320	22,819		2,035,139
189054AU3	6,163,949.0001	CLOROX COMPANY	3,000,000	2,981,220	39,667		3,020,887
224044CJ4	6,163,951.0001	COX COMMUNICATIONS INC	7,000,000	6,597,500	51,722		6,649,222
585055BR6	6,163,969.0001	MEDTRONIC INC	5,350,000	5,338,551	21,534		5,360,085
665859AS3	6,163,975.0001	NORTHERN TRUST CORPORATION	1,500,000	1,409,625	24,328		1,433,953
91159HHC7	6,163,995.0001	US BANCORP	1,600,000	1,584,816	6,133		1,590,949
312912WG9	6,164,069.0001	FHLMC_1382 KB	83,135	104,519	786		105,305
3133T2NT3	6,164,071.0001	FHLMC_1632 SB	265,981	294,332	1,420		295,751
31358Q5R2	6,164,073.0001	FNMA_92-180 S	118,398	148,288	425		148,712
31392B6S0	6,164,075.0001	FNMA_02-10 QT	357,697	461,845	833		462,677
31393DCH2	6,164,077.0001	FNMA_03-70 SH	121,650	140,506	207		140,713
31393JC89	6,164,079.0001	FHLMC_2551 NS	279,324	351,576	1,390		352,966
31393JC89	6,164,081.0001	FHLMC_2551 NS	558,648	703,152	2,781		705,932
31393T5J1	6,164,083.0001	FNMA_03-116 SA	184,845	212,049	313		212,362
31393TVC7	6,164,085.0001	FNMA_03-102 TS	127,040	260,310	850		261,160
31393TVC7	6,164,087.0001	FNMA_03-102 TS	145,189	297,497	971		298,468
31393UCD3	6,164,089.0001	FNMA_03-126 SA	943,812	1,302,145	2,387		1,304,532
31393UCD3	6,164,091.0001	FNMA_03-126 SA	943,812	1,302,145	2,387		1,304,532
31393UZG1	6,164,093.0001	FNMA_03-131 SK	464,235	555,206	977		556,183
31393XBH9	6,164,095.0001	FNMA_04-12 ES	487,296	545,887	870		546,758

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
31393YEC5	6,164,097.0001	FNMA_04-28 SA	436,996	511,002	775		511,776
31394BZK3	6,164,099.0001	FNMA_04-91 SJ	110,249	123,182	165		123,347
31394KKV5	6,164,101.0001	FHLMC_2682 SB	257,167	315,159	1,163		316,322
31394UHT2	6,164,103.0001	FNMA_05-102 DS	236,215	320,054	577		320,632
31394XDP8	6,164,105.0001	FHLMC_2781 SA	609,817	739,722	2,880		742,602
31395DUU1	6,164,107.0001	FNMA_06-50 KS	192,137	271,393	558		271,951
31395F2V5	6,164,109.0001	FHLMC_2835 QP	528,026	646,955	2,657		649,611
31395JZY5	6,164,111.0001	FHLMC_2891 SA	499,870	589,850	2,688		592,539
31395UZY0	6,164,113.0001	FHLMC_2990 DP	165,976	186,625	1,300		187,926
31396VMC9	6,164,115.0001	FNMA_07-35 SP	771,521	1,081,739	2,088		1,083,827
38373Q2S9	6,164,117.0001	GNMA_03-46 SA	362,771	664,611	4,878		669,490
38373S3R6	6,164,119.0001	GNMA_03-26 SX	256,986	284,913	1,021		285,933
38374CDT5	6,164,121.0001	GNMA_03-75 SA	948,781	1,230,615	4,973		1,235,589
38374E6P7	6,164,123.0001	GNMA_04-7 SB	411,165	468,934	1,649		470,583
38374FK45	6,164,125.0001	GNMA_04-17 QS	704,790	836,284	2,852		839,136
38374GXG2	6,164,127.0001	GNMA_04-39 QD	35,958	49,227	248		49,475
38374L4E8	6,164,129.0001	GNMA_05-68 SH	396,765	474,738	1,844		476,583
05348EAS8	6,164,155.0001	AVALONBAY COMMUNITIES INC	5,000,000	5,042,150	15,104		5,057,254
05566SAA1	6,164,157.0001	BURLINGTON NORTHERN AND SANTA FE	1,809,429	1,862,735	25,733		1,888,468
25272KAA1	6,164,173.0001	DIAMOND 1 FINANCE CORPORATION/DI	1,000,000	1,002,221	14,500		1,016,721
341099CM9	6,164,185.0001	DUKE ENERGY FLORIDA LLC	2,000,000	2,060,580	7,583		2,068,163
501044CS8	6,164,201.0001	KROGER CO	3,000,000	3,023,970	28,875		3,052,845
620076BC2	6,164,209.0001	MOTOROLA SOLUTIONS INC	1,000,000	975,080	5,833		980,913
893526DK6	6,164,215.0001	TRANS - CANADA PIPELINES	3,000,000	3,046,290	9,500		3,055,790
931142CU5	6,164,219.0001	WALMART INC	1,000,000	1,019,920	11,378		1,031,298
059497BA4	6,164,509.0001	BACM_07-1 AMFX	1,339,595	1,359,232	6,131		1,365,362
059497BA4	6,164,511.0001	BACM_07-1 AMFX	1,339,595	1,359,232	6,131		1,365,362
010392FM5	6,166,043.0001	ALABAMA POWER COMPANY	1,600,000	1,513,568	10,000		1,523,568
02361DAQ3	6,166,055.0001	AMEREN ILLINOIS CO	500,000	507,995	2,651		510,646
03076CAF3	6,166,063.0001	AMERIPRISE FINANCIAL INC	750,000	768,180	1,333		769,513
064255AR3	6,166,083.0001	BANK OF TOKYO-MITSUBISHI UFJ LTD	1,000,000	1,020,600	5,922		1,026,522
09062XAD5	6,166,087.0001	BIOGEN INC	800,000	839,240	5,316		844,556
09062XAF0	6,166,089.0001	BIOGEN INC	1,000,000	1,003,250	5,175		1,008,425
09247XAL5	6,166,091.0001	BLACKROCK INC	4,000,000	3,990,560	16,722		4,007,282
110122AW8	6,166,101.0001	BRISTOL-MYERS SQUIBB CO	2,500,000	2,491,950	40,625		2,532,575
110122AW8	6,166,103.0001	BRISTOL-MYERS SQUIBB CO	3,500,000	3,488,730	56,875		3,545,605
11120VAB9	6,166,105.0001	BRIXMOR OPERATING PARTNERSHIP LP	4,000,000	3,985,560	32,722		4,018,282
13645RAU8	6,166,127.0001	CANADIAN PACIFIC RAILWAY CO	1,000,000	1,094,340	12,000		1,106,340
151020AU8	6,166,131.0001	CELGENE CORP	1,500,000	1,508,085	15,833		1,523,918
15189XAM0	6,166,137.0001	CENTERPOINT ENERGY HOUSTON ELECT	5,000,000	4,663,900	44,375		4,708,275
172967FF3	6,166,155.0001	CITIGROUP INC	5,000,000	5,238,300	61,215		5,299,515
191216BE9	6,166,165.0001	COCA-COLA CO	5,600,000	5,588,464	89,600		5,678,064
231021AR7	6,166,197.0001	CUMMINS INC	900,000	916,128	2,738		918,866
231021AR7	6,166,199.0001	CUMMINS INC	2,750,000	2,799,280	8,365		2,807,645
24422ERH4	6,166,211.0001	JOHN DEERE CAPITAL CORP	10,000,000	9,993,700	14,000		10,007,700
26442UAB0	6,166,229.0001	DUKE ENERGY PROGRESS INC	1,000,000	1,023,480	8,867		1,032,347
31428XBE5	6,166,261.0001	FEDEX CORP	500,000	508,545	10,951		519,496

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
375558BD4	6,166,313.0001	GILEAD SCIENCES INC	1,000,000	1,034,320	7,917		1,042,237
41283DAB9	6,166,343.0001	HARLEY-DAVIDSON FUNDING CORP 144A	5,000,000	5,026,150	128,444		5,154,594
42809HAD9	6,166,349.0001	HESS CORP	1,300,000	1,315,301	15,369		1,330,670
42824CAG4	6,166,351.0001	HEWLETT-PACKARD CO	2,000,000	2,014,080	3,200		2,017,280
42824CAW9	6,166,355.0001	HEWLETT-PACKARD CO	1,000,000	1,027,910	2,178		1,030,088
459200HU8	6,166,379.0001	INTERNATIONAL BUSINESS MACHINES C	2,000,000	2,011,640	15,910		2,027,550
494368BF9	6,166,407.0001	KIMBERLY-CLARK CORP	5,000,000	5,102,000	32,292		5,134,292
50540RAS1	6,166,417.0001	LABORATORY CORP OF AMERICA	1,000,000	971,180	11,750		982,930
55616XAC1	6,166,449.0001	MACYS RETAIL HOLDINGS INC	5,083,000	5,480,135	75,115		5,555,250
55907RAA6	6,166,453.0001	MAGELLAN MIDSTREAM PARTNERS LP	2,625,000	2,680,650	27,891		2,708,541
582839AF3	6,166,461.0001	MEAD JOHNSON NUTRITION CO	600,000	715,974	17,700		733,674
61747YCG8	6,166,483.0001	MORGAN STANLEY	2,000,000	2,091,060	68,133		2,159,193
61747YCG8	6,166,485.0001	MORGAN STANLEY	1,000,000	1,045,530	34,067		1,079,597
66989HAD0	6,166,515.0001	NOVARTIS CAPITAL CORP	1,960,000	2,017,722	1,677		2,019,399
66989HAG3	6,166,517.0001	NOVARTIS CAPITAL CORP	2,600,000	2,588,534	42,972		2,631,506
67077MAS7	6,166,531.0001	NUTRIEN LTD	850,000	901,570	13,140		914,709
674599BY0	6,166,533.0001	OCCIDENTAL PETROLEUM CORPORATION	10,000,000	10,258,500	102,500		10,361,000
68389XAK1	6,166,543.0001	ORACLE CORP	6,000,000	6,152,220	68,458		6,220,678
69349LAQ1	6,166,557.0001	PNC BANK NATIONAL ASSOCIATION	3,000,000	3,050,460	63,000		3,113,460
713291AH5	6,166,563.0001	PEPCO HOLDINGS INC.	3,565,000	4,401,206	56,070		4,457,276
718546AL8	6,166,565.0001	PHILLIPS 66	850,000	887,451	19,107		906,558
744542AC5	6,166,573.0001	PUBLIC SERVICE OF NEW MEXICO CO	500,000	501,050	4,813		505,863
78409VAK0	6,166,605.0001	S&P GLOBAL INC	1,000,000	1,035,920	9,289		1,045,209
842587CY1	6,166,629.0001	SOUTHERN COMPANY (THE)	900,000	935,577	6,325		941,902
855244AD1	6,166,643.0001	STARBUCKS CORP	1,000,000	1,024,750	3,208		1,027,958
85771PAK8	6,166,647.0001	STATOIL ASA	3,000,000	2,876,580	23,408		2,899,988
87612EAV8	6,166,679.0001	TARGET CORP MTN	2,000,000	2,042,800	22,819		2,065,619
883556AZ5	6,166,705.0001	THERMO FISHER SCIENTIFIC INC	10,000,000	10,063,600	76,000		10,139,600
887317AG0	6,166,709.0001	TIME WARNER INC	5,000,000	5,177,850	69,194		5,247,044
91324PBW1	6,166,731.0001	UNITEDHEALTH GROUP INC	5,000,000	5,086,300	27,951		5,114,251
92553PAT9	6,166,737.0001	VIACOM INC	3,000,000	3,017,520	21,250		3,038,770
927804FP4	6,166,743.0001	VIRGINIA ELECTRIC AND POWER CO	2,000,000	2,155,260	19,633		2,174,893
941063AQ2	6,166,751.0001	WASTE MANAGEMENT INC	6,000,000	6,209,340	46,000		6,255,340
94973VAW7	6,166,757.0001	WELLPOINT INC	3,000,000	3,020,910	23,433		3,044,343
74733LAD4	6,166,831.0001	QTEL INTERNATIONAL FINANCE LTD	1,610,000	1,648,238	15,932		1,664,170
48266XAB1	6,166,879.0001	KSA SUKUK LTD	1,750,000	1,656,375	1,940		1,658,315
031100G#1	6,167,019.0001	AMETEK INC	663,525	668,166	7,828		675,995
372460D*3	6,167,183.0001	GENUINE PARTS COMPANY	578,200	613,476	23		613,499
92927KB#8	6,167,461.0001	WABCO HOLDINGS INC	231,280	230,771	1,095		231,866
92927KB*2	6,167,463.0001	WABCO HOLDINGS INC	346,920	364,272	1,015		365,287
92927KB@0	6,167,465.0001	WABCO HOLDINGS INC	115,640	119,171	483		119,654
980745F*9	6,167,481.0001	WOODWARD INC	115,640	117,725	143		117,867
G1591#AU6	6,167,529.0001	BRITVIC PLC	1,658,813	1,703,386	7,844		1,711,230
G1591#AV4	6,167,531.0001	BRITVIC PLC	1,327,050	1,355,615	6,845		1,362,461
G1745*AR2	6,167,535.0001	BROOKFIELD UTILITIES ISSUER UK PLC	265,410	274,456	3,428		277,884

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
G3663#AA9	6,167,569.0001	FORTH PORTS LTD	132,705	137,052	1,363		138,415
G5560@AB8	6,167,581.0001	LONDON LUTON AIRPORT HOLDINGS I LI	398,115	419,424	2,743		422,167
G6093#AB0	6,167,587.0001	APTARGROUP UK HOLDINGS LTD	578,200	596,772	2,003		598,775
G7304*AA9	6,167,597.0001	QUADGAS FINANCE PLC	398,115	419,250	6,149		425,400
G7304*AB7	6,167,599.0001	QUADGAS FINANCE PLC	398,115	409,903	6,378		416,281
G8472#AE1	6,167,625.0001	STERIS CORPORATION	265,410	277,332	1,489		278,821
N5276#AA5	6,167,653.0001	LITTELFUSE NETHERLAND CV	231,280	244,919	1,094		246,013
N5276#AB3	6,167,655.0001	LITTELFUSE NETHERLAND CV	115,640	119,342	878		120,221
N9651*AA6	6,167,663.0001	WOODWARD INTERNATIONAL BV	115,640	116,000	167		116,168
Q2762#AA0	6,167,687.0001	CONNECTEAST FINANCE PTY LTD	300,680	301,212	3,430		304,642
912828V23	6,167,783.0001	TREASURY NOTE	10,000,000	9,691,800	75,207		9,767,007
617451CT4	6,167,907.0001	MSC_06-T21 AJ	1,507,602	1,534,400	6,700		1,541,100
002824AW0	6,168,163.0001	ABBOTT LABORATORIES	2,375,000	2,425,255	41,909		2,467,164
002824AW0	6,168,165.0001	ABBOTT LABORATORIES	5,000,000	5,105,800	88,229		5,194,029
002824BL3	6,168,169.0001	ABBOTT LABORATORIES	3,600,000	3,540,420	5,200		3,545,620
002824BL3	6,168,171.0001	ABBOTT LABORATORIES	2,000,000	1,966,900	2,889		1,969,789
008117AN3	6,168,185.0001	AETNA INC	2,000,000	2,036,080	34,375		2,070,455
00846UAJ0	6,168,187.0001	AGILENT TECHNOLOGIES INC	2,000,000	2,012,320	22,819		2,035,139
00912XAM6	6,168,189.0001	AIR LEASE CORPORATION	4,000,000	4,039,720	12,917		4,052,637
00912XAM6	6,168,191.0001	AIR LEASE CORPORATION	1,000,000	1,009,930	3,229		1,013,159
009158AR7	6,168,193.0001	AIR PRODUCTS AND CHEMICALS INC	3,000,000	2,980,620	44,500		3,025,120
031162AZ3	6,168,203.0001	AMGEN INC	2,535,000	2,591,100	36,124		2,627,223
125896BE9	6,168,243.0001	CMS ENERGY CORPORATION	460,000	483,474	7,188		490,661
19416QEC0	6,168,271.0001	COLGATE-PALMOLIVE CO	5,000,000	4,755,500	52,500		4,808,000
277432AN0	6,168,311.0001	EASTMAN CHEMICAL CO	500,000	499,845	3,800		503,645
277432AN0	6,168,313.0001	EASTMAN CHEMICAL CO	2,500,000	2,499,225	19,000		2,518,225
277432AN0	6,168,315.0001	EASTMAN CHEMICAL CO	2,000,000	1,999,380	15,200		2,014,580
29365PAQ5	6,168,321.0001	ENTERGY GULF STATES LOUISIANA LLC	3,000,000	3,046,260	9,875		3,056,135
345397VM2	6,168,337.0001	FORD MOTOR CREDIT CO LLC	530,000	571,875	12,680		584,555
345397XQ1	6,168,343.0001	FORD MOTOR CREDIT COMPANY LLC	3,000,000	2,973,420	28,267		3,001,687
42217KBC9	6,168,363.0001	HEALTH CARE REIT INC	1,600,000	1,634,528	21,200		1,655,728
42824CAG4	6,168,365.0001	HEWLETT-PACKARD CO	5,000,000	5,035,200	8,000		5,043,200
437076BC5	6,168,367.0001	HOME DEPOT INC	2,000,000	2,034,960	15,833		2,050,793
446438RQ8	6,168,369.0001	HUNTINGTON NATIONAL BANK	1,500,000	1,490,355	8,505		1,498,860
446438RQ8	6,168,371.0001	HUNTINGTON NATIONAL BANK	1,250,000	1,241,963	7,088		1,249,050
500255AT1	6,168,383.0001	KOHLS CORP	818,000	842,172	14,679		856,850
539439AQ2	6,168,405.0001	LLOYDS BANKING GROUP PLC	4,500,000	4,188,555	77,735		4,266,290
55616XAK3	6,168,417.0001	MACYS RETAIL HOLDINGS INC	2,500,000	2,490,075	18,229		2,508,304
594918AT1	6,168,423.0001	MICROSOFT CORP	2,000,000	1,926,980	23,750		1,950,730
637417AE6	6,168,429.0001	NATIONAL RETAIL PROPERTIES INC	2,000,000	1,998,400	3,378		2,001,778
65339KAA8	6,168,433.0001	NEXTERA ENERGY INC	2,000,000	2,059,320	37,500		2,096,820
67103HAD9	6,168,441.0001	O REILLY AUTOMOTIVE INC	1,000,000	1,012,520	14,544		1,027,064
67103HAD9	6,168,443.0001	O REILLY AUTOMOTIVE INC	1,000,000	1,012,520	14,544		1,027,064
695156AQ2	6,168,451.0001	PACKAGING CORP OF AMERICA	750,000	773,573	16,875		790,448
713448BR8	6,168,453.0001	PEPSICO INC	3,000,000	3,020,490	46,875		3,067,365
78409VAJ3	6,168,473.0001	S&P GLOBAL INC	2,000,000	2,003,220	14,117		2,017,337
84756NAC3	6,168,493.0001	SPECTRA ENERGY PARTNERS LP	2,400,000	2,402,088	7,080		2,409,168

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
855244AD1	6,168,499.0001	STARBUCKS CORP	4,000,000	4,099,000	12,833		4,111,833
89233P4S2	6,168,529.0001	TOYOTA MOTOR CREDIT CORP.	3,000,000	3,092,640	38,958		3,131,598
90265EAH3	6,168,531.0001	UDR INC	2,000,000	2,018,980	6,167		2,025,147
91159HHC7	6,168,537.0001	US BANCORP	2,000,000	1,981,020	7,667		1,988,687
931142DH3	6,168,543.0001	WALMART INC	7,000,000	6,796,370	9,917		6,806,287
44841PAA3	6,168,611.0001	HUTCHISON WHAMPOA LTD 144A	545,000	567,379	2,540		569,919
46128MAC5	6,168,615.0001	INVERSIONES CMPC SA 144A	850,000	882,938	25,453		908,390
EI4567625	6,168,713.0001	CHINA OVERSEAS FINANCE (CAYMAN I L	500,000	521,250	13,063		534,313
195325BL8	6,168,719.0001	COLOMBIA (REPUBLIC OF)	528,000	546,744	4,651		551,395
195325BL8	6,168,721.0001	COLOMBIA (REPUBLIC OF)	899,000	930,915	7,919		938,834
05949A4S6	6,169,339.0001	BOAMS_05-D 3A1	1,930,013	1,998,833	6,732		2,005,565
59560UAA9	6,169,477.0001	MDST_04-1 A	974,693	1,064,514	4,944		1,069,458
00203QAB3	6,169,551.0001	AP MOLLER-MAERSK A/S	10,000,000	9,657,600	40,625		9,698,225
002824BM1	6,169,559.0001	ABBOTT LABORATORIES	1,000,000	998,990	4,951		1,003,941
00724FAB7	6,169,569.0001	ADOBE SYSTEMS INCORPORATED	3,000,000	3,098,340	35,625		3,133,965
02209SAD5	6,169,587.0001	ALTRIA GROUP INC.	2,000,000	2,072,700	92,150		2,164,850
02361DAQ3	6,169,591.0001	AMEREN ILLINOIS CO	2,400,000	2,438,376	12,727		2,451,103
02361DAQ3	6,169,593.0001	AMEREN ILLINOIS CO	1,000,000	1,015,990	5,303		1,021,293
031162BB5	6,169,605.0001	AMGEN INC	497,000	510,230	2,858		513,088
038222AJ4	6,169,625.0001	APPLIED MATERIALS INC	1,300,000	1,320,891	4,225		1,325,116
055451AR9	6,169,635.0001	BHP BILLITON FINANCE (USA) LTD	5,000,000	5,029,250	38,385		5,067,635
06406HCQ0	6,169,645.0001	BANK OF NEW YORK MELLON CORP	1,660,000	1,681,414	29,689		1,711,103
064255AW2	6,169,651.0001	BANK OF TOKYO MITSUBISHI UFJ LTD	3,000,000	3,014,850	15,938		3,030,788
09062XAD5	6,169,655.0001	BIOGEN INC	500,000	524,525	3,322		527,847
09062XAF0	6,169,657.0001	BIOGEN INC	500,000	501,625	2,588		504,213
092113AH2	6,169,659.0001	BLACK HILLS CORP	3,000,000	3,041,310	53,479		3,094,789
12527GAH6	6,169,683.0001	CF INDUSTRIES INC	500,000	500,605	9,375		509,980
144141CZ9	6,169,711.0001	PROGRESS ENERGY CAROLINAS INC	2,000,000	2,035,980	31,211		2,067,191
14912L4E8	6,169,713.0001	CATERPILLAR FINANC MTN	3,750,000	3,881,363	56,604		3,937,967
191216BE9	6,169,741.0001	COCA-COLA CO	2,925,000	2,918,975	46,800		2,965,775
19416QEG1	6,169,749.0001	COLGATE-PALMOLIVE CO	4,500,000	4,486,365	18,688		4,505,053
199575AT8	6,169,753.0001	OHIO POWER COMPANY	745,000	957,354	8,195		965,549
199575AV3	6,169,755.0001	OHIO POWER CO	741,000	880,886	3,612		884,498
199575AV3	6,169,757.0001	OHIO POWER CO	960,000	1,141,229	4,680		1,145,909
20030NBA8	6,169,759.0001	COMCAST CORP	5,000,000	5,196,400	42,917		5,239,317
202795HV5	6,169,763.0001	COMMONWEALTH EDISON CO	2,000,000	2,036,960	20,000		2,056,960
225433AH4	6,169,791.0001	CREDIT SUISSE GROUP FUNDING (GUERN	500,000	500,290	2,428		502,718
231021AR7	6,169,803.0001	CUMMINS INC	1,835,000	1,867,883	5,581		1,873,465
25468PDB9	6,169,831.0001	WALT DISNEY CO	1,000,000	1,009,240	17,188		1,026,428
26442UAB0	6,169,847.0001	DUKE ENERGY PROGRESS INC	1,000,000	1,023,480	8,867		1,032,347
370334BH6	6,169,923.0001	GENERAL MILLS INC	2,000,000	2,043,720	23,856		2,067,576
448055AK9	6,169,997.0001	HUSKY ENERGY INC.	3,800,000	3,823,294	6,756		3,830,050
458140AS9	6,170,003.0001	INTEL CORP	500,000	503,845	4,728		508,573
45866FAD6	6,170,005.0001	INTERCONTINENTALEXCHANGE INC	5,000,000	5,009,200	78,125		5,087,325
459200HU8	6,170,007.0001	INTERNATIONAL BUSINESS MACHINES C	5,000,000	5,029,100	39,774		5,068,874

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
476556DA0	6,170,025.0001	JERSEY CENTRAL POWER & LIGHT COMP	2,000,000	2,061,040	36,750		2,097,790
55608PAQ7	6,170,085.0001	MACQUARIE BANK LTD	1,000,000	1,001,080	10,222		1,011,302
585055BC9	6,170,095.0001	MEDTRONIC INC	3,000,000	3,014,670	13,896		3,028,566
641423BY3	6,170,137.0001	NEVADA POWER CO	4,000,000	4,146,640	36,417		4,183,057
651229AK2	6,170,139.0001	NEWELL RUBBERMAID INC.	5,000,000	5,130,600	49,611		5,180,211
655664AP5	6,170,147.0001	NORDSTROM INC	2,000,000	2,024,960	3,556		2,028,516
66989HAD0	6,170,161.0001	NOVARTIS CAPITAL CORP	852,000	877,091	729		877,820
66989HAJ7	6,170,163.0001	NOVARTIS CAPITAL CORP	14,000,000	13,482,560	187,833		13,670,393
68389XAG0	6,170,189.0001	ORACLE CORPORATION	3,000,000	3,084,630	47,083		3,131,713
69349LAQ1	6,170,205.0001	PNC BANK NATIONAL ASSOCIATION	5,000,000	5,084,100	105,000		5,189,100
72650RAW2	6,170,227.0001	PLAINS ALL AMERICAN PIPELINE LP	2,000,000	2,070,060	33,861		2,103,921
806851AG6	6,170,279.0001	SCHLUMBERGER HOLDINGS CORP	7,325,000	7,336,208	105,806		7,442,014
806854AH8	6,170,281.0001	SCHLUMBERGER INVESTMENT SA	5,700,000	5,738,019	86,688		5,824,707
90131HAN5	6,170,409.0001	21ST CENTURY FOX AMERICA INC	4,000,000	4,138,240	46,000		4,184,240
91324PCP5	6,170,433.0001	UNITEDHEALTH GROUP INCORPORATED	1,000,000	1,000,930	11,042		1,011,972
92826CAF9	6,170,447.0001	VISA INC	3,000,000	3,119,010	49,092		3,168,102
931142CP6	6,170,449.0001	WALMART INC	3,000,000	3,038,820	30,938		3,069,758
963320AR7	6,170,461.0001	WHIRLPOOL CORP	2,000,000	2,028,720	13,333		2,042,053
98389BAM2	6,170,469.0001	XCEL ENERGY INC	1,000,000	1,025,340	21,672		1,047,012
74733LAD4	6,170,645.0001	QTEL INTERNATIONAL FINANCE LTD	1,065,000	1,090,294	10,539		1,100,833
195325BL8	6,170,763.0001	COLOMBIA (REPUBLIC OF)	596,000	617,158	5,250		622,408
48266XAB1	6,170,821.0001	KSA SUKUK LTD	1,750,000	1,656,375	1,940		1,658,315
031100G#1	6,171,049.0001	AMETEK INC	2,521,395	2,539,032	29,748		2,568,779
372460D*3	6,171,179.0001	GENUINE PARTS COMPANY	693,840	736,171	28		736,199
879360C#0	6,171,373.0001	TELEDYNE TECHNOLOGIES INC	578,200	610,087	201		610,287
879360C@2	6,171,375.0001	TELEDYNE TECHNOLOGIES INC	867,300	915,583	229		915,812
92927KB#8	6,171,391.0001	WABCO HOLDINGS INC	693,840	692,313	3,286		695,599
92927KB*2	6,171,393.0001	WABCO HOLDINGS INC	1,040,760	1,092,817	3,045		1,095,862
92927KB@0	6,171,395.0001	WABCO HOLDINGS INC	462,560	476,683	1,933		478,616
980745F*9	6,171,405.0001	WOODWARD INC	578,200	588,623	714		589,337
G1591#AU6	6,171,443.0001	BRITVIC PLC	331,763	340,677	1,569		342,246
G1591#AV4	6,171,445.0001	BRITVIC PLC	331,763	338,904	1,711		340,615
G1745*AR2	6,171,451.0001	BROOKFIELD UTILITIES ISSUER UK PLC	1,194,345	1,235,053	15,427		1,250,480
G2616#AM3	6,171,455.0001	DCC TREASURY 2014 LTD	2,197,160	2,261,560	5,999		2,267,559
G3663#AA9	6,171,471.0001	FORTH PORTS LTD	530,820	548,207	5,453		553,660
G5560@AB8	6,171,479.0001	LONDON LUTON AIRPORT HOLDINGS I LI	2,255,985	2,376,735	15,546		2,392,281
G6093#AB0	6,171,487.0001	APTARGROUP UK HOLDINGS LTD	2,428,440	2,506,444	8,411		2,514,854
G7059#AA2	6,171,495.0001	PHOENIX NATURAL GAS LTD	3,450,330	3,498,637	24,463		3,523,100
G7304*AA9	6,171,497.0001	QUADGAS FINANCE PLC	1,857,870	1,956,501	28,697		1,985,198
G7304*AB7	6,171,499.0001	QUADGAS FINANCE PLC	1,725,165	1,776,248	27,638		1,803,886
G8472#AE1	6,171,521.0001	STERIS CORPORATION	796,230	831,997	4,466		836,463
G9605#AJ8	6,171,531.0001	WHITBREAD GROUP PLC	1,194,345	1,211,501	6,792		1,218,293
N5276#AA5	6,171,551.0001	LITTELFUSE NETHERLAND CV	693,840	734,757	3,283		738,040
N5276#AB3	6,171,553.0001	LITTELFUSE NETHERLAND CV	462,560	477,369	3,513		480,883
N8502#AA5	6,171,559.0001	TELEDYNE NETHERLANDS BV	867,300	915,184	301		915,485

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
N8502#AB3	6,171,561.0001	TELEDYNE NETHERLANDS BV	578,200	610,123	238		610,361
N9651*AA6	6,171,567.0001	WOODWARD INTERNATIONAL BV	346,920	348,001	501		348,503
Q2762#AA0	6,171,585.0001	CONNECTEAST FINANCE PTY LTD	1,503,400	1,506,062	17,151		1,523,212
617451CT4	6,171,785.0001	MSC_06-T21 AJ	1,507,602	1,534,400	6,700		1,541,100
576434D84	6,171,885.0001	MALT_05-1 2A1	619,502	660,021	3,108		663,129
0738794H8	6,171,943.0001	BSABS_05-AC9 A4	823,999	813,534	1,977		815,511
30711XAT1	6,171,967.0001	CAS_2015_C01	493,782	552,913	519		553,431
30711XJX3	6,171,969.0001	CAS_17-C03	1,187,000	1,262,356	969		1,263,325
30711XNX8	6,171,977.0001	CAS_17-C05	606,000	616,212	414		616,626
30711XNX8	6,171,981.0001	CAS_17-C05	550,000	559,268	376		559,644
312905WH1	6,171,991.0001	FHLMC_1079 S	4,793	5,868	61		5,929
31339MYX0	6,171,993.0001	FHLMC_2398 SA	59,265	85,399	515		85,914
3133T3CR7	6,171,995.0001	FHLMC_1644 X	10,055	11,341	87		11,428
3133T42T2	6,171,997.0001	FHLMC_1705 FA	174,917	—	303		303
3133T42T2	6,171,999.0001	FHLMC_1705 FA	132,013	—	229		229
3133T42T2	6,172,001.0001	FHLMC_1705 FA	165,017	—	286		286
3133T4EQ5	6,172,003.0001	FHLMC_1686 SB	34,637	42,101	509		42,610
3133T7VJ5	6,172,005.0001	FHLMC_1869 V	32,060	60,771	674		61,444
3133TCX86	6,172,007.0001	FHLMC_2033 SO	22,581	28,079	317		28,396
31359X6K0	6,172,009.0001	FNMA_00-18 SH	65,864	77,979	161		78,140
3137B1HX3	6,172,011.0000	FHLMC_4193	1,261,221	1,267,056	3,966		1,271,022
3137G0GJ2	6,172,017.0001	STACR_15-HQA1	1,098,000	1,267,707	1,207		1,268,914
3137G0HJ1	6,172,019.0001	STACR_15-HQA2	956,000	1,122,653	1,067		1,123,720
31393D2S9	6,172,021.0001	FNMA_03-75 SR	42,643	71,694	90		71,784
31393TVC7	6,172,023.0001	FNMA_03-102 TS	79,401	162,695	531		163,227
31398RLT0	6,172,035.0001	FNMA_10-65	1,248,905	1,306,478	1,644		1,308,122
38374JB62	6,172,037.0001	GNMA_04-95	550,221	770,524	4,041		774,565
31282YCW7	6,172,105.0001	FHSTR_207 IO	97,320	23,777	582		24,359
31282YCW7	6,172,107.0001	FHSTR_207 IO	97,320	23,777	582		24,359
312911ZS2	6,172,109.0001	FHLMC_1368 S	27,632	1,375	100		1,474
3133T1QD7	6,172,111.0001	FHLMC_20 S	419,858	53,486	499		53,986
3133TENT7	6,172,113.0001	FHLMC_2074 S	127,903	14,853	347		15,200
3133TNWW0	6,172,115.0001	FHLMC_2232 SA	150,899	13,299	403		13,703
3133TPEH8	6,172,117.0001	FHLMC_2242 SG	94,590	5,499	289		5,788
3133TSPK3	6,172,121.0001	FHLMC_2301 SP	39,859	5,717	133		5,850
31358NBU5	6,172,123.0001	FNMA_92-80 IO	5,227	592	38		630
31358PVS3	6,172,125.0001	FNMA_92-131 IO	14,420	1,985	106		2,091
31358SDV0	6,172,127.0001	FNMA_00-17 SB	508,134	74,945	628		75,573
31358SWD9	6,172,129.0001	FNMA_00-38 SJ	58,972	3,307	166		3,473
31358SWF4	6,172,131.0001	FNMA_00-38 SK	224,854	10,668	680		11,348
31359NV40	6,172,133.0001	FNMA_97-18 SG	236,165	32,774	576		33,350
31359RUC4	6,172,135.0001	FNMA_97-91 FC	197,252	112	—		112
31359SAP5	6,172,137.0001	FNMA_01-8 SK	151,474	22,374	381		22,754
31359SAW0	6,172,139.0001	FNMA_01-8 SO	31,206	1,238	85		1,323
31359SPQ7	6,172,141.0001	FNMA_01-15 S	310,647	8,906	742		9,648
31359XHF9	6,172,143.0001	FNMA_99-57 SC	102,438	6,833	335		7,168
31364HHX8	6,172,145.0001	FNSTR_83 2	7,666	592	64		655
31364HKR7	6,172,147.0001	FNSTR_104 2	38,820	4,783	319		5,102
31364HNB9	6,172,149.0001	FNSTR_133 2	1,601	157	13		170
3136ACQS3	6,172,155.0001	FNMA_13-21	12,252,013	1,161,502	31,081		1,192,583

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
31392KWY8	6,172,167.0001	FHLMC_2444 TI	326,160	72,321	1,785		74,106
31392KWY8	6,172,169.0001	FHLMC_2444 TI	326,160	72,321	1,785		74,106
31392KWY8	6,172,171.0001	FHLMC_2444 TI	110,894	24,589	607		25,196
31393C2C6	6,172,173.0001	FNMA_03-49 SW	978,827	160,559	845		161,404
31393YQ40	6,172,175.0001	FNMA_04-46 ST	6,996,327	262,235	1,379		263,614
31394ETQ1	6,172,177.0001	FNMA_05-59 NS	1,047,790	122,625	852		123,477
31395BLX9	6,172,179.0001	FNMA_06-10 HI	3,933,492	630,998	3,196		634,195
31395N2N6	6,172,185.0001	FNMA_06-59 XS	4,231,527	722,272	3,811		726,083
31395NYE1	6,172,187.0001	FNMA_06-56 PS	5,171,316	786,225	4,176		790,402
31395NYT8	6,172,189.0001	FNMA_06-56 SM	941,702	139,771	778		140,549
31395NYT8	6,172,191.0001	FNMA_06-56 SM	3,139,006	465,902	2,593		468,496
31395VGG8	6,172,193.0001	FHLMC_2989 UV	1,103,171	161,324	2,549		163,874
31396LXH8	6,172,199.0001	FNMA_06-110 CX	4,508,321	783,967	3,614		787,581
31396WDQ6	6,172,201.0001	FNMA_07-53	2,282,276	333,710	1,644		335,353
31396WDQ6	6,172,203.0001	FNMA_07-53	2,282,276	333,710	1,644		335,353
31396YUW0	6,172,207.0001	FNMA_08-11 SA	2,074,373	295,823	1,540		297,363
31397AZJ5	6,172,209.0001	FHLMC_3213 JS	4,278,312	825,391	10,261		835,652
31398NL28	6,172,217.0001	FNMA_10-110	3,892,919	578,767	2,694		581,461
38373RPK9	6,172,219.0001	GNMA_01-28 S	1,320,951	200,167	3,462		203,629
38374LBJ9	6,172,221.0001	GNMA_05-37 SI	2,792,495	441,503	3,677		445,180
38376JV35	6,172,225.0001	GNMA_09-100B SX	3,454,690	491,814	6,574		498,388
38377DJD9	6,172,231.0001	GNMA_10-99 IT	2,900,153	514,119	12,314		526,433
3837H4UF0	6,172,243.0001	GNMA_00-22 SD	102,524	3,377	384		3,760
3129033Y1	6,172,253.0001	FHLMC_172 I	2	6	2		8
312903NH6	6,172,255.0001	FHLMC_121 I	83	387	25		411
312904A70	6,172,257.0001	FHLMC_1023 C	140	768	66		835
312904CG8	6,172,259.0001	FHLMC_182 S	20	156	10		166
312904F83	6,172,261.0001	FHLMC_1022 K	423	1,437	180		1,617
312904NA9	6,172,263.0001	FHLMC_1006 I	51	348	38		387
312905WU2	6,172,265.0001	FHLMC_1074 J	181	474	54		528
312906BS8	6,172,267.0001	FHLMC_1094 L	146	2,014	147		2,161
312907PA0	6,172,269.0001	FHLMC_1159 D	120	1,154	50		1,204
312907RG5	6,172,271.0001	FHLMC_1155 L	54	707	56		762
312910FH0	6,172,273.0001	FHLMC_1278 L	46	551	46		597
31358EH70	6,172,277.0001	FNMA_90-97 H	66	565	66		631
31358ELH3	6,172,279.0001	FNMA_90-59 K	48	500	49		549
31358GKM8	6,172,283.0001	FNMA_G-9 G	94	513	41		555
31358HRF4	6,172,287.0001	FNMA_91-82 PQ	78	1,046	79		1,125
31358M2B9	6,172,291.0001	FNMA_92-73 SQ	76	8,539	105		8,644
31358RYU1	6,172,293.0001	FNMA_G92-65 LD	124	1,435	79		1,514
313602VG6	6,172,295.0001	FNMA_89-34 J	10	43	10		53
3133TBHB9	6,172,299.0001	FHLMC_1998 CE	16,557	15,395	78		15,472
31359GME3	6,172,303.0001	FNMA_94-8 H	103,318	98,749	611		99,361
31359GME3	6,172,305.0001	FNMA_94-8 H	55,633	53,173	329		53,502
31394ABQ8	6,172,311.0001	FNMA_04-53 ED	861,766	737,273	—		737,273
001192AJ2	6,175,739.0001	SOUTHERN COMPANY GAS CAPITAL COR	12,225,000	12,193,949	54,673		12,248,621
00182EBF5	6,175,759.0001	ANZ NEW ZEALAND INTL LTD (LONDON B	13,250,000	12,726,095	132,058		12,858,153
002824BM1	6,175,785.0001	ABBOTT LABORATORIES	2,000,000	1,997,980	9,903		2,007,883
00440EAW7	6,175,805.0001	ACE INA HOLDINGS INC	1,700,000	1,761,574	36,564		1,798,138

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
00724FAB7	6,175,823.0001	ADOBE SYSTEMS INCORPORATED	5,000,000	5,163,900	59,375		5,223,275
00912XAQ7	6,175,859.0001	AIR LEASE CORPORATION	5,409,000	5,417,979	50,709		5,468,688
009279AC4	6,175,861.0001	AIRBUS GROUP SE	1,200,000	1,180,368	2,765		1,183,133
012725AC1	6,175,873.0001	ALBEMARLE CORPORATION	2,000,000	2,027,960	34,583		2,062,543
01626PAH9	6,175,891.0001	ALIMENTATION COUCHE-TARD INC	11,000,000	10,408,420	103,049		10,511,469
02209SAD5	6,175,905.0001	ALTRIA GROUP INC.	6,000,000	6,218,100	276,450		6,494,550
02209SAM5	6,175,907.0001	ALTRIA GROUP INC.	8,000,000	7,540,800	77,444		7,618,244
023135BD7	6,175,911.0001	AMAZON.COM INC	18,000,000	17,772,840	133,688		17,906,528
023135BG0	6,175,913.0001	AMAZON.COM INC	10,000,000	9,885,500	77,625		9,963,125
02361DAQ3	6,175,925.0001	AMEREN ILLINOIS CO	4,000,000	4,063,960	21,211		4,085,171
02361DAQ3	6,175,927.0001	AMEREN ILLINOIS CO	2,000,000	2,031,980	10,606		2,042,586
02364WAJ4	6,175,929.0001	AMXLMM 6 3/8 03/01/35	722,000	859,332	7,671		867,003
02364WAV7	6,175,931.0001	AMERICA MOVIL SAB DE CV	563,000	579,665	2,424		582,089
03076CAG1	6,175,981.0001	AMERIPRISE FINANCIAL INC	10,000,000	10,002,500	16,444		10,018,944
031100G#1	6,175,985.0001	AMETEK INC	28,000,755	28,196,616	330,355		28,526,971
031162BB5	6,175,993.0001	AMGEN INC	1,143,000	1,173,427	6,572		1,179,999
035240AM2	6,176,021.0001	ANHEUSER-BUSCH INBEV WORLDWIDE I	2,000,000	1,976,640	6,563		1,983,203
035242AN6	6,176,025.0001	ANHEUSER-BUSCH INBEV FINANCE INC	1,000,000	1,036,060	12,250		1,048,310
037833AS9	6,176,049.0001	APPLE INC	10,000,000	9,999,300	167,708		10,167,008
038222AM7	6,176,063.0001	APPLIED MATERIALS INC	750,000	773,903	2,719		776,621
05526DBA2	6,176,129.0001	BAT CAPITAL CORP	7,000,000	6,575,520	52,565		6,628,085
05541VAF3	6,176,137.0001	BG ENERGY CAPITAL PLC	5,000,000	5,530,750	11,389		5,542,139
055451AQ1	6,176,139.0001	BHP BILLITON FINANCE (USA) LTD	3,389,000	3,350,535	18,134		3,368,668
05565ADW0	6,176,147.0001	BNP PARIBAS SA	7,500,000	7,021,800	177,240		7,199,040
05565QCB2	6,176,155.0001	BP CAPITAL MARKETS PLC	1,000,000	963,430	12,153		975,583
05565QCP1	6,176,159.0001	BP CAPITAL MARKETS PLC	1,000,000	1,012,680	8,582		1,021,262
05566SAA1	6,176,171.0001	BURLINGTON NORTHERN AND SANTA FE	4,316,838	4,444,012	61,393		4,505,405
05566SAA1	6,176,173.0001	BURLINGTON NORTHERN AND SANTA FE	2,698,024	2,777,508	38,370		2,815,878
05723KAE0	6,176,189.0001	BAKER HUGHES A GE CO LLC / BAKER H	5,000,000	4,693,300	64,886		4,758,186
05890MAA1	6,176,193.0001	BANCO DE CREDITO E INVERSIONES-SD	1,500,000	1,387,500	2,771		1,390,271
06406HBY4	6,176,211.0001	BANK OF NEW YORK MELLON CORP	8,000,000	8,089,440	29,978		8,119,418
06406HCQ0	6,176,213.0001	BANK OF NEW YORK MELLON CORP	3,240,000	3,281,796	57,947		3,339,743
06406HCX5	6,176,215.0001	BANK OF NEW YORK MELLON CORP	15,000,000	14,667,300	67,708		14,735,008
06406RAD9	6,176,217.0001	BANK OF NEW YORK MELLON CORP/THE	8,500,000	8,125,235	126,615		8,251,850
06406YAA0	6,176,219.0001	BANK OF NEW YORK MELLON CORP	5,000,000	4,625,700	31,167		4,656,867
07274EAF0	6,176,241.0001	BAYER US FINANCE LLC	5,000,000	4,920,150	9,583		4,929,733
07274EAF0	6,176,243.0001	BAYER US FINANCE LLC	5,000,000	4,920,150	9,583		4,929,733
09062XAF0	6,176,263.0001	BIOGEN INC	3,000,000	3,009,750	15,525		3,025,275
09247XAL5	6,176,267.0001	BLACKROCK INC	1,000,000	997,640	4,181		1,001,821
100743AK9	6,176,291.0001	BOSTON GAS CO	9,500,000	9,006,095	74,813		9,080,908
105756BB5	6,176,297.0001	BRAZIL (FEDERATIVE REPUBLIC OF)	625,000	774,375	14,466		788,841

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
105756BR0	6,176,299.0001	BRAZIL (FEDERATIVE REPUBLIC OF)	765,000	728,663	13,627		742,289
105756BR0	6,176,301.0001	BRAZIL (FEDERATIVE REPUBLIC OF)	1,077,000	1,025,843	19,184		1,045,027
105756BW9	6,176,303.0001	BRAZIL FEDERATIVE REPUBLIC OF (GO	2,578,000	2,226,748	33,657		2,260,405
111013AL2	6,176,309.0001	BRITISH SKY BROADCASTING GROUP PLC	5,000,000	5,008,600	23,438		5,032,038
111021AE1	6,176,311.0001	BRITISH TELECOMMUNICATIONS PLC	12,000,000	17,271,000	413,667		17,684,667
11120VAB9	6,176,315.0001	BRIXMOR OPERATING PARTNERSHIP LP	1,000,000	996,390	8,181		1,004,571
114259AP9	6,176,333.0001	BROOKLYN UNION GAS CO	850,000	888,811	5,424		894,235
124857AV5	6,176,347.0001	CBS CORP	14,150,000	13,304,255	239,960		13,544,215
125094AC6	6,176,353.0001	CDP FINANCIAL INC 144A	700,000	881,237	16,987		898,224
125094AC6	6,176,355.0001	CDP FINANCIAL INC 144A	700,000	881,237	16,987		898,224
125094AC6	6,176,357.0001	CDP FINANCIAL INC 144A	450,000	566,510	10,920		577,430
12527GAH6	6,176,369.0001	CF INDUSTRIES INC	4,000,000	4,004,840	75,000		4,079,840
125896BE9	6,176,387.0001	CMS ENERGY CORPORATION	565,000	593,832	8,828		602,660
126650CS7	6,176,413.0001	CVS HEALTH CORP	1,000,000	1,049,340	20,833		1,070,173
12673PAF2	6,176,417.0001	CA INC	2,000,000	2,011,600	18,000		2,029,600
12673PAJ4	6,176,419.0001	CA INC	4,000,000	4,024,160	24,022		4,048,182
136385AX9	6,176,427.0001	CANADIAN NATURAL RESOURCES LTD	13,000,000	12,569,310	208,542		12,777,852
14149YBJ6	6,176,435.0001	CARDINAL HEALTH INC	8,500,000	7,892,420	109,499		8,001,919
14912L4E8	6,176,477.0001	CATERPILLAR FINANC MTN	5,000,000	5,175,150	75,472		5,250,622
151191BA0	6,176,489.0001	CELULOSA ARAUCO Y CONSTITUCION SA	2,850,000	2,707,500	54,912		2,762,412
15132HAH4	6,176,491.0001	CENCOSUD SA	2,250,000	2,112,188	28,438		2,140,625
15135UAH2	6,176,495.0001	CENOVUS ENERGY INC	10,000,000	8,718,600	56,861		8,775,461
15189WAG5	6,176,503.0001	CENTERPOINT ENERGY INC	8,000,000	8,204,480	106,000		8,310,480
166764BL3	6,176,531.0001	CHEVRON CORP	10,625,000	10,153,356	143,854		10,297,210
168863CE6	6,176,539.0001	CHILE (REPUBLIC OF)	1,275,000	1,198,500	17,772		1,216,272
171340AL6	6,176,551.0001	CHURCH & DWIGHT CO INC	3,900,000	3,524,118	38,513		3,562,631
171340AN2	6,176,553.0001	CHURCH & DWIGHT CO INC	6,000,000	5,570,100	47,250		5,617,350
17275RAV4	6,176,555.0001	CISCO SYSTEMS INC	3,000,000	2,984,520	34,000		3,018,520
172967LP4	6,176,559.0001	CITIGROUP INC	15,000,000	14,313,900	148,248		14,462,148
191216AR1	6,176,599.0001	COCA-COLA COMPANY (THE)	4,050,000	4,091,351	58,826		4,150,177
191216BE9	6,176,601.0001	COCA-COLA CO	5,800,000	5,788,052	92,800		5,880,852
19416QEK2	6,176,615.0001	COLGATE-PALMOLIVE CO	4,400,000	4,132,348	40,700		4,173,048
195325AU9	6,176,617.0001	COLOMBIA 11.75% 2/20	1,080,000	1,240,650	23,265		1,263,915
195325AU9	6,176,619.0001	COLOMBIA 11.75% 2/20	2,183,000	2,507,721	47,025		2,554,747
195325BL8	6,176,625.0001	COLOMBIA (REPUBLIC OF)	1,111,000	1,150,441	9,787		1,160,227
195325BM6	6,176,653.0001	COLOMBIA (REPUBLIC OF)	4,345,000	4,898,988	76,143		4,975,131
195869AM4	6,176,663.0001	COLONIAL PIPELINE CO	3,000,000	3,024,150	4,667		3,028,817
199575AV3	6,176,673.0001	OHIO POWER CO	1,125,000	1,337,378	5,484		1,342,862
199575AV3	6,176,677.0001	OHIO POWER CO	1,020,000	1,212,556	4,973		1,217,528
2027A0JN0	6,176,697.0001	COMMONWEALTH BANK OF AUSTRALIA	3,500,000	3,328,290	41,329		3,369,619
20605PAJ0	6,176,711.0001	CONCHO RESOURCES INC	1,500,000	1,530,510	6,094		1,536,604
207597EG6	6,176,715.0001	CONNECTICUT LIGHT AND POWER CO	2,750,000	2,879,113	5,256		2,884,368
209111EV1	6,176,721.0001	CONSOLIDATED EDISON CO OF NEW YOR	5,000,000	5,124,150	148,438		5,272,588
224044CJ4	6,176,769.0001	COX COMMUNICATIONS INC	6,900,000	6,503,250	50,983		6,554,233

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
225433AH4	6,176,781.0001	CREDIT SUISSE GROUP FUNDING (GUERN	2,000,000	2,001,160	9,711		2,010,871
22822VAH4	6,176,819.0001	CROWN CASTLE INTERNATIONAL CORP	6,500,000	6,105,970	39,542		6,145,512
231021AR7	6,176,821.0001	CUMMINS INC	1,500,000	1,526,880	4,563		1,531,443
23338VAF3	6,176,851.0001	DTE ELECTRIC CO	1,500,000	1,423,125	23,125		1,446,250
23338VAG1	6,176,853.0001	DTE ELECTRIC CO	6,500,000	6,211,010	51,458		6,262,468
235851AR3	6,176,859.0001	DANAHER CORP	1,000,000	1,046,130	5,590		1,051,720
25468PDB9	6,176,899.0001	WALT DISNEY CO	5,000,000	5,046,200	85,938		5,132,138
25470DAC3	6,176,911.0001	DISCOVERY COMMUNICATIONS LLC	3,000,000	3,106,740	63,125		3,169,865
25470DBB4	6,176,921.0001	DISCOVERY COMMUNICATIONS LLC	5,000,000	4,926,050	89,917		5,015,967
25746UBE8	6,176,941.0001	DOMINION RESOURCES INC	1,000,000	1,004,860	24,178		1,029,038
260543CK7	6,176,951.0001	DOW CHEMICAL CO	10,000,000	9,804,600	35,417		9,840,017
26441CAF2	6,176,959.0001	DUKE ENERGY CORP	1,000,000	1,005,300	4,536		1,009,836
26442UAB0	6,176,963.0001	DUKE ENERGY PROGRESS INC	1,000,000	1,023,480	8,867		1,032,347
26875PAE1	6,176,981.0001	EOG RESOURCES INC.	1,000,000	1,024,590	18,333		1,042,923
277432AR1	6,177,001.0001	EASTMAN CHEMICAL COMPANY	10,000,000	9,996,700	48,556		10,045,256
29245JAJ1	6,177,057.0001	EMPRESA NACIONAL DEL PETROLEO ENA	4,580,000	4,345,275	41,029		4,386,304
29266MAE9	6,177,069.0001	IBERDROLA INTERNATIONAL BV	500,000	589,765	4,313		594,078
29273RAP4	6,177,075.0001	ENERGY TRANSFER PARTNERS LP	4,000,000	4,057,280	100,833		4,158,113
29273RBG3	6,177,081.0001	ENERGY TRANSFER PARTNERS LP	3,000,000	2,992,320	41,958		3,034,278
29364WAZ1	6,177,115.0001	ENTERGY LOUISIANA LLC	7,000,000	6,641,110	36,400		6,677,510
293791AT6	6,177,123.0001	ENTERPRISE PRODUCTS OPERATING LP	4,000,000	4,414,000	38,333		4,452,333
29736RAF7	6,177,141.0001	ESTEE LAUDER CO INC	1,200,000	1,123,519	9,373		1,132,893
30212PAM7	6,177,147.0001	EXPEDIA INC	1,600,000	1,623,984	16,889		1,640,873
30231GAF9	6,177,151.0001	EXXON MOBIL CORP	8,650,000	8,262,567	35,800		8,298,367
337358BA2	6,177,201.0001	WELLS FARGO & COMPANY	6,500,000	8,477,365	21,667		8,499,032
33938EAQ0	6,177,207.0001	FLEXTRONICS INTERNATIONAL LTD.	500,000	510,000	4,882		514,882
341099CB3	6,177,221.0001	DUKE ENERGY FLORIDA LLC	6,900,000	8,239,290	67,850		8,307,140
345397VM2	6,177,245.0001	FORD MOTOR CREDIT CO LLC	580,000	625,826	13,876		639,701
345397VR1	6,177,247.0001	FORD MOTOR CREDIT CO LLC	460,000	485,323	6,613		491,936
345397YG2	6,177,251.0001	FORD MOTOR CREDIT COMPANY LLC	20,000,000	19,466,400	237,067		19,703,467
345838AA4	6,177,253.0001	FOREST LABORATORIES INC	472,000	489,615	8,916		498,531
370334BH6	6,177,317.0001	GENERAL MILLS INC	4,000,000	4,087,440	47,711		4,135,151
37045VAD2	6,177,319.0001	GENERAL MOTORS CO	460,000	461,523	1,297		462,819
37045VAE0	6,177,321.0001	GENERAL MOTORS CO	460,000	474,058	1,806		475,864
372460D*3	6,177,359.0001	GENUINE PARTS COMPANY	10,060,680	10,674,476	409		10,674,885
373334JP7	6,177,381.0001	GEORGIA POWER COMPANY	3,000,000	3,057,150	53,125		3,110,275
375558AW3	6,177,383.0001	GILEAD SCIENCES INC	1,000,000	1,007,720	3,083		1,010,803
38141GWB6	6,177,401.0001	GOLDMAN SACHS GROUP INC	15,000,000	14,495,550	152,396		14,647,946
40049JAZ0	6,177,449.0001	GRUPO TELEVISA SA	4,842,000	5,386,531	94,453		5,480,984
40052VAE4	6,177,455.0001	GRUPO BIMBO SAB DE CV	3,300,000	3,051,510	73,673		3,125,183
404280AV1	6,177,473.0001	HSBC HOLDINGS PLC	2,000,000	2,005,200	10,011		2,015,211
404280AW9	6,177,475.0001	HSBC HOLDINGS PLC	2,000,000	2,027,220	12,661		2,039,881
406216BD2	6,177,487.0001	HALLIBURTON CO	3,000,000	2,991,120	26,250		3,017,370
416515AW4	6,177,507.0001	HARTFORD FINANCIAL SERVICES GROUP	1,000,000	1,004,700	30,694		1,035,395

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
44107TAT3	6,177,559.0001	HOST HOTELS & RESORTS LP	525,000	538,251	4,156		542,407
448055AK9	6,177,591.0001	HUSKY ENERGY INC.	3,875,000	3,898,754	6,889		3,905,643
448055AK9	6,177,593.0001	HUSKY ENERGY INC.	4,000,000	4,024,520	7,111		4,031,631
44841PAA3	6,177,599.0001	HUTCHISON WHAMPOA LTD 144A	600,000	624,637	2,796		627,433
454889AQ9	6,177,621.0001	INDIANA MICHIGAN POWER COMPANY	1,000,000	1,053,640	5,814		1,059,454
455434BT6	6,177,623.0001	INDIANAPOLIS POWER & LIGHT CO	8,300,000	8,017,468	168,075		8,185,543
455780CD6	6,177,643.0001	INDONESIA (REPUBLIC OF)	2,250,000	2,103,750	30,625		2,134,375
458140AS9	6,177,669.0001	INTEL CORP	5,000,000	5,038,450	47,278		5,085,728
46115HBB2	6,177,695.0001	INTESA SANPAOLO SPA	16,500,000	15,477,165	190,036		15,667,201
46647PAJ5	6,177,745.0001	JPMORGAN CHASE & CO	6,320,000	5,900,542	66,106		5,966,648
476556DA0	6,177,769.0001	JERSEY CENTRAL POWER & LIGHT COMP	2,000,000	2,061,040	36,750		2,097,790
478160AW4	6,177,771.0001	JOHNSON & JOHNSON	1,000,000	1,004,050	4,917		1,008,967
478160BU7	6,177,777.0001	JOHNSON & JOHNSON	1,000,000	971,030	5,917		976,947
478160BU7	6,177,779.0001	JOHNSON & JOHNSON	7,500,000	7,282,725	44,375		7,327,100
478160BU7	6,177,781.0001	JOHNSON & JOHNSON	1,700,000	1,650,751	10,058		1,660,809
478160BV5	6,177,783.0001	JOHNSON & JOHNSON	1,000,000	963,130	6,167		969,297
478165AH6	6,177,785.0001	SC JOHNSON & SON INC	500,000	553,240	1,056		554,296
478165AH6	6,177,787.0001	SC JOHNSON & SON INC	800,000	885,184	1,689		886,873
48266XAB1	6,177,805.0001	KSA SUKUK LTD	5,250,000	4,969,125	5,820		4,974,945
491674BL0	6,177,869.0001	KENTUCKY UTILITIES CO	500,000	517,495	1,823		519,318
49427RAL6	6,177,873.0001	KILROY REALTY LP	2,000,000	1,997,860	7,292		2,005,152
50066AAM5	6,177,905.0001	KOREA GAS CORPORATION	3,750,000	3,604,688	28,932		3,633,620
501044DJ7	6,177,917.0001	KROGER CO	10,000,000	9,514,300	92,500		9,606,800
532457BP2	6,177,965.0001	ELI LILLY AND COMPANY	15,000,000	14,423,100	214,417		14,637,517
532457BR8	6,177,967.0001	ELI LILLY AND COMPANY	1,100,000	1,097,129	20,035		1,117,164
536878AF8	6,177,995.0001	REPUBLIC OF LITHUANIA	900,000	966,375	7,963		974,338
536878AF8	6,177,997.0001	REPUBLIC OF LITHUANIA	905,000	971,744	8,007		979,750
548661DN4	6,178,025.0001	LOWES COMPANIES INC	2,500,000	2,268,125	4,111		2,272,236
55608JAK4	6,178,065.0001	MACQUARIE GROUP LTD	6,500,000	6,067,165	103,953		6,171,118
55608PAQ7	6,178,067.0001	MACQUARIE BANK LTD	10,000,000	10,010,800	102,222		10,113,022
55616XAK3	6,178,069.0001	MACYS RETAIL HOLDINGS INC	4,500,000	4,482,135	32,813		4,514,948
55616XAL1	6,178,071.0001	MACYS RETAIL HOLDINGS INC	11,500,000	10,998,370	173,698		11,172,068
559080AD8	6,178,073.0001	MAGELLAN MIDSTREAM PARTNERS LP	1,000,000	1,007,630	18,844		1,026,474
559222AR5	6,178,077.0001	MAGNA INTERNATIONAL INC.	1,250,000	1,270,950	4,323		1,275,273
575634AS9	6,178,119.0001	MASSACHUSETTS ELECTRIC COMPANY 14	500,000	619,095	13,603		632,698
57636QAB0	6,178,121.0001	MASTERCARD INC	9,000,000	9,011,341	25,313		9,036,653
57636QAB0	6,178,123.0001	MASTERCARD INC	3,000,000	3,003,780	8,438		3,012,218
579780AN7	6,178,129.0001	MCCORMICK & CO INC	7,000,000	6,631,590	50,244		6,681,834
58013MEJ9	6,178,133.0001	MCDONALDS CORPORATION	2,500,000	2,528,550	25,764		2,554,314
58013MEN0	6,178,137.0001	MCDONALDS CORP	10,000,000	9,024,100	78,111		9,102,211
58405UAG7	6,178,141.0001	MEDCO HEALTH SOLUTIONS INC	5,000,000	5,079,650	26,354		5,106,004
585055BC9	6,178,149.0001	MEDTRONIC INC	1,000,000	1,004,890	4,632		1,009,522
585055BR6	6,178,151.0001	MEDTRONIC INC	1,100,000	1,097,646	4,428		1,102,074
59284MAC8	6,178,189.0001	MEXICO CITY AIRPORT TRUST	1,200,000	1,077,120	129		1,077,249
59284MAD6	6,178,191.0001	MEXICO CITY AIRPORT TRUST	1,050,000	933,188	14,598		947,785
594918AT1	6,178,195.0001	MICROSOFT CORP	2,000,000	1,926,980	23,750		1,950,730
594918AW4	6,178,197.0001	MICROSOFT CORP	2,200,000	2,240,920	30,128		2,271,048

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
605417BZ6	6,178,221.0001	MISSISSIPPI POWER COMPANY	9,000,000	8,645,130	48,875		8,694,005
60687YAM1	6,178,237.0001	MIZUHO FINANCIAL GROUP INC	9,000,000	8,431,830	39,625		8,471,455
60688XAG5	6,178,239.0001	MIZUHO BANK LTD	9,000,000	9,012,959	14,063		9,027,022
60688XAG5	6,178,241.0001	MIZUHO BANK LTD	5,000,000	5,007,200	7,813		5,015,012
60688XAG5	6,178,243.0001	MIZUHO BANK LTD	1,000,000	1,001,440	1,563		1,003,002
61744YAK4	6,178,261.0001	MORGAN STANLEY	15,000,000	14,240,550	148,129		14,388,679
61744YAL2	6,178,263.0001	MORGAN STANLEY	9,500,000	8,883,260	103,742		8,987,002
61945CAA1	6,178,273.0001	MOSAIC CO	7,000,000	6,982,640	121,042		7,103,682
61945CAG8	6,178,275.0001	MOSAIC CO	10,000,000	9,463,000	189,000		9,652,000
637417AE6	6,178,317.0001	NATIONAL RETAIL PROPERTIES INC	2,000,000	1,998,400	3,378		2,001,778
637432NK7	6,178,327.0001	NATIONAL RURAL UTILITIES COOP FINA	4,500,000	4,704,165	7,219		4,711,384
637432NN1	6,178,329.0001	NATIONAL RURAL UTILITIES COOP FINA	6,100,000	5,769,258	3,101		5,772,359
649840CQ6	6,178,343.0001	NEW YORK STATE ELECTRIC & GAS CORP	20,000,000	19,214,600	270,833		19,485,433
65339KAA8	6,178,367.0001	NEXTERA ENERGY INC	3,000,000	3,088,980	56,250		3,145,230
65339KAV2	6,178,369.0001	NEXTERA ENERGY CAPITAL HOLDINGS IN	7,000,000	6,676,670	167,067		6,843,737
654106AE3	6,178,373.0001	NIKE INC	4,900,000	4,776,569	94,938		4,871,507
65473QAR4	6,178,375.0001	NISOURCE FINANCE CORP	2,500,000	2,620,150	17,410		2,637,560
665772CP2	6,178,381.0001	NORTHERN STATES POWER CO	4,700,000	4,405,733	78,020		4,483,753
665859AS3	6,178,383.0001	NORTHERN TRUST CORPORATION	5,700,000	5,356,575	92,447		5,449,022
665859AS3	6,178,385.0001	NORTHERN TRUST CORPORATION	5,500,000	5,168,625	89,203		5,257,828
66989HAE8	6,178,405.0001	NOVARTIS CAPITAL CORP	3,000,000	2,898,690	8,000		2,906,690
66989HAF5	6,178,407.0001	NOVARTIS CAPITAL CORP	700,000	677,488	2,878		680,366
66989HAF5	6,178,409.0001	NOVARTIS CAPITAL CORP	600,000	580,704	2,467		583,171
66989HAF5	6,178,411.0001	NOVARTIS CAPITAL CORP	700,000	677,488	2,878		680,366
66989HAG3	6,178,413.0001	NOVARTIS CAPITAL CORP	10,000,000	9,955,900	165,278		10,121,178
66989HAK4	6,178,417.0001	NOVARTIS CAPITAL CORP	500,000	503,715	8,944		512,659
67073YAA4	6,178,431.0001	NV ENERGY INC	690,000	740,798	19,885		760,683
67077MAH1	6,178,435.0001	NUTRIEN LTD	2,000,000	2,055,220	39,750		2,094,970
678858BR1	6,178,493.0001	OKLAHOMA GAS AND ELECTRIC COMPAN	750,000	761,078	2,594		763,671
693476BJ1	6,178,537.0001	PNC FUNDING CORP	7,300,000	7,569,954	86,257		7,656,211
69351UAT0	6,178,543.0001	PPL ELECTRIC UTILITIES CORP	600,000	607,782	2,075		609,857
69351UAU7	6,178,545.0001	PPL ELECTRIC UTILITIES CORPORATION	900,000	890,226	14,813		905,039
69352PAK9	6,178,549.0001	PPL CAPITAL FUNDING INC	2,500,000	2,513,425	12,618		2,526,043
693627AY7	6,178,551.0001	DUKE ENERGY INDIANA INC	750,000	924,008	2,040		926,048
694308HK6	6,178,557.0001	PACIFIC GAS AND ELECTRIC CO	10,000,000	9,668,000	71,778		9,739,778
706451BG5	6,178,589.0001	PEMEX PROJECT FUNDING MASTER TRUS	1,575,000	1,556,888	39,419		1,596,306
708696BY4	6,178,591.0001	PENNSYLVANIA ELECTRIC COMPANY	6,000,000	5,586,420	24,917		5,611,337
713291AH5	6,178,595.0001	PEPCO HOLDINGS INC.	7,000,000	8,641,920	110,094		8,752,014
713448DD7	6,178,601.0001	PEPSICO INC	1,500,000	1,572,285	3,152		1,575,437
713448DD7	6,178,603.0001	PEPSICO INC	1,000,000	1,048,190	2,101		1,050,291
71654QAZ5	6,178,665.0001	PETROLEOS MEXICANOS	1,445,000	1,383,588	38,875		1,422,462
71654QBE1	6,178,669.0001	PETROLEOS MEXICANOS	1,255,000	1,058,203	23,775		1,081,979
716564AA7	6,178,683.0001	PETROLEOS DEL PERU SA	2,625,000	2,486,400	45,719		2,532,119
718286CB1	6,178,733.0001	PHILIPPINES (REPUBLIC OF)	1,050,000	979,125	9,605		988,730

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
72650RAW2	6,178,743.0001	PLAINS ALL AMERICAN PIPELINE LP	2,325,000	2,406,445	39,364		2,445,808
72650RAW2	6,178,745.0001	PLAINS ALL AMERICAN PIPELINE LP	675,000	698,645	11,428		710,073
72650RBA9	6,178,749.0001	PLAINS ALL AMERICAN PIPELINE LP	7,000,000	6,564,740	150,208		6,714,948
74005PAZ7	6,178,787.0001	PRAXAIR INC	10,000,000	9,952,400	50,000		10,002,400
742718EB1	6,178,791.0001	PROCTER & GAMBLE CO	5,000,000	4,992,250	32,722		5,024,972
743263AR6	6,178,795.0001	PROGRESS ENERGY INC	7,000,000	7,173,950	90,689		7,264,639
74340XBE0	6,178,799.0001	PROLOGIS LP	550,000	548,262	10,313		558,575
744448CM1	6,178,801.0001	PUBLIC SERVICE CO OF COLORADO	2,100,000	1,916,061	28,163		1,944,224
74456QAU0	6,178,811.0001	PUBLIC SERVICE ELECTRIC AND GAS CO	8,000,000	9,313,108	215,000		9,528,108
74456QBT2	6,178,821.0001	PUBLIC SERVICE ELECTRIC AND GAS CO	3,000,000	2,803,650	43,500		2,847,150
745332BX3	6,178,827.0001	PUGET SOUND ENERGY INC	518,000	660,927	4,153		665,079
74733LAD4	6,178,835.0001	QTEL INTERNATIONAL FINANCE LTD	1,885,000	1,929,769	18,654		1,948,422
74733LAD4	6,178,837.0001	QTEL INTERNATIONAL FINANCE LTD	820,000	839,475	8,115		847,590
747525AU7	6,178,849.0001	QUALCOMM INCORPORATED	15,000,000	13,808,550	218,021		14,026,571
749685AW3	6,178,857.0001	RPM INTERNATIONAL INC	3,750,000	3,434,588	57,995		3,492,582
75625QAE9	6,178,865.0001	RECKITT BENCKISER TSY	7,600,000	7,029,544	79,167		7,108,711
75886AAJ7	6,178,871.0001	REGENCY ENERGY PARTNERS LP	800,000	803,592	18,000		821,592
759468AA9	6,178,873.0001	RELIANCE HOLDINGS USA INC	5,000,000	5,100,881	7,500		5,108,381
759470AX5	6,178,881.0001	RELIANCE INDUSTRIES LTD	2,475,000	2,314,373	38,068		2,352,441
771367CD9	6,178,909.0001	ROCHESTER GAS AND ELECTRIC CORPOR	7,000,000	6,654,970	90,417		6,745,387
774341AK7	6,178,917.0001	ROCKWELL COLLINS INC.	9,000,000	8,535,510	40,250		8,575,760
78307ADB6	6,178,953.0001	RUSSIAN FEDERATION (GOVERNMENT)	900,000	919,125	250		919,375
78403DAH3	6,178,959.0001	SBA TOWER TRUST	4,000,000	4,028,731	—		4,028,731
78486QAD3	6,178,965.0001	SVB FINANCIAL GROUP	600,000	582,408	5,367		587,775
80282KAE6	6,178,981.0001	SANTANDER HOLDINGS USA INC	5,500,000	5,540,316	71,500		5,611,816
80413TAB5	6,178,989.0001	SAUDI INTERNATIONAL BOND	1,950,000	1,800,825	880		1,801,705
82620KAT0	6,179,047.0001	SIEMENS FINANCIERINGSMAATSCHAPPIJ	4,000,000	4,099,720	21,000		4,120,720
828807CS4	6,179,055.0001	SIMON PROPERTY GROUP INC	15,000,000	14,597,250	42,188		14,639,438
831588AB4	6,179,067.0001	SLOVAK REPUBLIC (GOVERNMENT)	1,255,000	1,313,044	24,403		1,337,447
842400GG2	6,179,095.0001	SOUTHERN CALIFORNIA EDISON CO	2,634,000	2,575,499	8,780		2,584,279
842434CQ3	6,179,099.0001	SOUTHERN CALIFORNIA GAS CO	5,000,000	4,644,350	49,111		4,693,461
855244AD1	6,179,171.0001	STARBUCKS CORP	4,000,000	4,099,000	12,833		4,111,833
871829AY3	6,179,233.0001	SYSCO CORPORATION	1,000,000	1,027,790	4,042		1,031,832
875127AW2	6,179,271.0001	TAMPA ELECTRIC COMPANY	750,000	921,549	21,269		942,818
879360C#0	6,179,299.0001	TELEDYNE TECHNOLOGIES INC	1,156,400	1,220,173	401		1,220,575
879360C@2	6,179,301.0001	TELEDYNE TECHNOLOGIES INC	1,734,600	1,831,166	458		1,831,624
87938WAU7	6,179,315.0001	TELEFONICA EMISIONES SAU	500,000	520,680	3,837		524,517
88160QAL7	6,179,333.0001	TESORO LOGISTICS LP/TESORO LOGISTI	636,000	663,825	1,767		665,592
88166JAA1	6,179,335.0001	TEVA PHARMACEUTICAL FINANCE COMP	2,800,000	2,618,000	48,545		2,666,545
887317AX3	6,179,367.0001	TIME WARNER INC	1,500,000	1,473,570	21,421		1,494,991
89233P5T9	6,179,391.0001	TOYOTA MOTOR CREDIT CORP	7,500,000	7,521,900	74,938		7,596,838
89236TDR3	6,179,393.0001	TOYOTA MOTOR CREDIT CORP	10,000,000	9,662,200	99,556		9,761,756

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
89352HAF6	6,179,401.0001	TRANSCANADA PIPELINES LTD	3,500,000	3,539,270	48,028		3,587,298
900123AW0	6,179,435.0001	TURKEY (REPUBLIC OF)	2,510,000	2,754,725	44,221		2,798,946
900123AY6	6,179,437.0001	TURKEY (REPUBLIC OF)	1,256,000	1,290,540	10,554		1,301,094
900123CK4	6,179,439.0001	TURKEY (REPUBLIC OF)	3,000,000	2,805,000	8,938		2,813,938
90131HAN5	6,179,443.0001	21ST CENTURY FOX AMERICA INC	5,000,000	5,172,800	57,500		5,230,300
902494AX1	6,179,465.0001	TYSON FOODS INC	4,000,000	3,994,080	33,356		4,027,436
902494BC6	6,179,469.0001	TYSON FOODS INC	8,000,000	7,587,920	117,544		7,705,464
90331HMS9	6,179,487.0001	US BANK NA/CINCINNATI OH	9,000,000	8,529,930	65,800		8,595,730
90351DAA5	6,179,489.0001	UBS GROUP FUNDING SWITZERLAND AG	2,500,000	2,477,975	7,580		2,485,555
906548CK6	6,179,509.0001	UNION ELECTRIC CO	3,000,000	3,002,820	4,667		3,007,486
906548CK6	6,179,511.0001	UNION ELECTRIC CO	4,000,000	4,003,760	6,222		4,009,982
907818DK1	6,179,515.0001	UNION PACIFIC CORPORATION	614,000	633,838	7,526		641,365
907818EF1	6,179,523.0001	UNION PACIFIC CORP	2,450,000	2,406,047	45,754		2,451,801
91086QBB3	6,179,551.0001	MEXICO (UNITED MEXICAN STATES)	776,000	726,336	5,427		731,763
91086QBB3	6,179,553.0001	MEXICO (UNITED MEXICAN STATES)	1,076,000	1,007,136	7,525		1,014,661
911312AQ9	6,179,561.0001	UNITED PARCEL SERVICE INC	5,000,000	4,847,900	10,208		4,858,108
91159HHC7	6,179,563.0001	US BANCORP	7,000,000	6,933,570	26,833		6,960,403
912828A42	6,179,567.0001	TREASURY NOTE	45,000,000	44,341,200	375,824		44,717,024
912828M98	6,179,569.0001	WI TREASURY NOTE	2,000,000	1,952,100	13,571		1,965,671
912828U65	6,179,571.0001	TREASURY NOTE	21,000,000	20,321,490	153,462		20,474,952
912828V72	6,179,573.0001	TREASURY NOTE	17,000,000	16,493,230	79,247		16,572,477
912828W55	6,179,575.0001	TREASURY NOTE	28,000,000	27,145,440	88,451		27,233,891
91324PCP5	6,179,591.0001	UNITEDHEALTH GROUP INCORPORATED	4,000,000	4,003,720	44,167		4,047,887
927804FJ8	6,179,645.0001	VIRGINIA ELECTRIC AND POWER CO	10,000,000	10,016,500	57,500		10,074,000
928563AC9	6,179,655.0001	VMWARE INC	7,000,000	6,606,740	53,083		6,659,823
92927KB#8	6,179,667.0001	WABCO HOLDINGS INC	8,673,000	8,653,914	41,079		8,694,993
92927KB*2	6,179,669.0001	WABCO HOLDINGS INC	12,142,200	12,749,531	35,521		12,785,052
92927KB@0	6,179,671.0001	WABCO HOLDINGS INC	5,203,800	5,362,686	21,748		5,384,434
931142CB7	6,179,681.0001	WALMART INC	945,000	1,118,105	8,269		1,126,374
93884PDW7	6,179,691.0001	WASHINGTON GAS LIGHT COMPANY	4,000,000	3,806,040	19,402		3,825,442
949746RW3	6,179,705.0001	WELLS FARGO & COMPANY	6,700,000	6,186,378	5,025		6,191,403
94974BGA2	6,179,709.0001	WELLS FARGO & COMPANY	15,500,000	14,941,845	73,883		15,015,728
94978SAA7	6,179,715.0001	WELLS FARGO CAPITAL X	6,500,000	6,949,865	146,106		7,095,971
95000U2A0	6,179,717.0001	WELLS FARGO & COMPANY	15,000,000	14,296,800	237,440		14,534,240
95709TAM2	6,179,723.0001	WESTAR ENERGY INC	1,300,000	1,337,284	23,021		1,360,305
958254AA2	6,179,725.0001	WESTERN GAS PARTNERS LP	780,000	809,133	17,469		826,602
963320AR7	6,179,741.0001	WHIRLPOOL CORP	3,000,000	3,043,080	20,000		3,063,080
96950FAM6	6,179,753.0001	WILLIAMS PARTNERS LP	6,000,000	6,024,540	40,850		6,065,390
976656CJ5	6,179,755.0001	WISCONSIN ELECTRIC POWER CO	1,000,000	1,016,460	16,244		1,032,704
980745F*9	6,179,773.0001	WOODWARD INC	6,244,560	6,357,128	7,713		6,364,841
981811AF9	6,179,779.0001	WORTHINGTON INDUSTRIES INC	6,080,000	5,759,219	65,360		5,824,579
AO0617081	6,179,801.0001	RUSSIAN FEDERATION (GOVERNMENT)	4,000,000	3,900,000	60,444		3,960,444
EH9327303	6,179,887.0001	PETRONAS CAPITAL LTD.	500,000	513,125	5,760		518,885
EH9327303	6,179,889.0001	PETRONAS CAPITAL LTD.	999,000	1,025,224	11,509		1,036,733
EH9327303	6,179,891.0001	PETRONAS CAPITAL LTD.	1,253,000	1,285,891	14,436		1,300,327

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
EH9327303	6,179,893.0001	PETRONAS CAPITAL LTD.	813,000	834,341	9,366		843,708
EI0320727	6,179,903.0001	EMPRESAS CMPC SA	565,000	586,894	16,919		603,812
EI0937215	6,179,905.0001	BNP PARIBAS	700,000	714,442	3,757		718,200
EI1085899	6,179,907.0001	INDONESIA (REPUBLIC OF)	910,000	954,363	7,128		961,491
EI2462360	6,179,915.0001	LI & FUNG LTD	550,000	563,425	13,475		576,900
EI2462360	6,179,925.0001	LI & FUNG LTD	1,100,000	1,126,850	26,950		1,153,800
EI3062946	6,179,931.0001	GRUPO BIMBO SAB DE CV	1,400,000	1,441,846	22,940		1,464,786
EI4385726	6,179,937.0001	RELIANCE HOLDING USA INC	1,240,000	1,265,018	1,860		1,266,878
EI4567625	6,179,947.0001	CHINA OVERSEAS FINANCE (CAYMAN I L	730,000	761,025	19,071		780,096
EI4567625	6,179,949.0001	CHINA OVERSEAS FINANCE (CAYMAN I L	500,000	521,250	13,063		534,313
EI4606006	6,179,961.0001	SINOCHEM OVERSEAS CAPITAL CO LTD	908,000	923,890	19,182		943,072
EI4606006	6,179,963.0001	SINOCHEM OVERSEAS CAPITAL CO LTD	1,024,000	1,041,920	21,632		1,063,552
EI4606006	6,179,965.0001	SINOCHEM OVERSEAS CAPITAL CO LTD	861,000	876,068	18,189		894,256
EI5490665	6,179,967.0001	CNOOC FINANCE 2011 LTD	530,000	539,938	5,944		545,882
G1591#AU6	6,180,065.0001	BRITVIC PLC	4,976,438	5,110,158	23,531		5,133,689
G1591#AV4	6,180,067.0001	BRITVIC PLC	3,981,150	4,066,846	20,536		4,087,383
G1745*AR2	6,180,077.0001	BROOKFIELD UTILITIES ISSUER UK PLC	13,535,910	13,997,270	174,839		14,172,109
G2616#AM3	6,180,093.0001	DCC TREASURY 2014 LTD	4,394,320	4,523,119	11,998		4,535,117
G3663#AA9	6,180,119.0001	FORTH PORTS LTD	6,369,840	6,578,488	65,437		6,643,925
G5560@AB8	6,180,137.0001	LONDON LUTON AIRPORT HOLDINGS I LI	9,952,875	10,485,593	68,586		10,554,180
G6093#AB0	6,180,147.0001	APTARGROUP UK HOLDINGS LTD	10,985,800	11,338,673	38,049		11,376,722
G7059#AA2	6,180,157.0001	PHOENIX NATURAL GAS LTD	6,900,660	6,997,274	48,926		7,046,200
G7304*AA9	6,180,163.0001	QUADGAS FINANCE PLC	9,023,940	9,503,004	139,387		9,642,391
G7304*AB7	6,180,165.0001	QUADGAS FINANCE PLC	9,156,645	9,427,780	146,692		9,574,473
G8472#AE1	6,180,203.0001	STERIS CORPORATION	5,042,790	5,269,311	28,286		5,297,598
G9605#AJ8	6,180,217.0001	WHITBREAD GROUP PLC	2,388,690	2,423,001	13,584		2,436,585
N5276#AA5	6,180,249.0001	LITTELFUSE NETHERLAND CV	8,673,000	9,184,465	41,033		9,225,498
N5276#AB3	6,180,251.0001	LITTELFUSE NETHERLAND CV	5,203,800	5,370,407	39,522		5,409,928
N8502#AA5	6,180,263.0001	TELEDYNE NETHERLANDS BV	1,734,600	1,830,369	602		1,830,971
N8502#AB3	6,180,265.0001	TELEDYNE NETHERLANDS BV	867,300	915,184	357		915,541
N9651*AA6	6,180,277.0001	WOODWARD INTERNATIONAL BV	3,816,120	3,828,016	5,513		3,833,529
Q2762#AA0	6,180,305.0001	CONNECTEAST FINANCE PTY LTD	6,690,130	6,701,974	76,321		6,778,295
05525MAA4	6,180,429.0001	BAMLL_14-520M	10,161,000	10,360,879	24,417		10,385,296
3138LGPB6	6,180,471.0001	FNMA 30YR MULTI	7,308,876	7,060,107	22,015		7,082,122
38378XK34	6,180,509.0001	GNMA_14-179	9,691,085	9,668,549	28,879		9,697,429
38379KV47	6,180,525.0001	GNMA_15-150	13,368,220	11,638,149	33,421		11,671,570
38379R3T8	6,180,533.0001	GNMA_17-142	10,000,000	8,840,992	25,000		8,865,992
38379R3T8	6,180,535.0001	GNMA_17-142	1,690,000	1,494,128	4,225		1,498,353
38379RD26	6,180,541.0001	GNMA_17-94	6,000,000	4,747,538	12,500		4,760,038
38379RN74	6,180,547.0001	GNMA_17-105	7,350,000	6,267,000	18,375		6,285,375
38379RRS4	6,180,555.0001	GNMA_17-53	7,728,411	6,547,011	19,321		6,566,332
38379RTJ2	6,180,559.0001	GNMA_17-62	5,396,109	4,564,018	12,959		4,576,978
38379RYR8	6,180,565.0001	GNMA_2017-70	15,976,768	14,115,034	39,942		14,154,975
38379RZG1	6,180,567.0001	GNMA_17-89	5,666,000	5,003,891	14,165		5,018,056
38379UEG7	6,180,569.0001	GNMA_16-26	6,000,000	4,907,903	15,000		4,922,903
38379UNE2	6,180,573.0001	GNMA_16-45	7,000,000	6,093,689	17,500		6,111,189

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
38379UQX7	6,180,577.0001	GNMA_16-65	5,722,341	4,778,685	14,306		4,792,991
38380JCD8	6,180,581.0001	GNMA_17-152	10,000,000	8,784,972	25,000		8,809,972
52108MAN3	6,180,597.0001	LBUBS_05-C7 E	816,076	921,813	2,708		924,521
617451CT4	6,180,599.0001	MSC_06-T21 AJ	4,522,805	4,603,199	20,101		4,623,300
92939VAA2	6,180,613.0001	JPMDB_15-WPG	12,000,000	11,492,626	36,332		11,528,958
3136A5UU8	6,180,647.0001	FNMA_12-30	6,525,000	6,562,762	21,750		6,584,512
3137AQUP1	6,180,655.0001	FHLMC_4048	7,680,000	7,734,980	25,600		7,760,580
55265K3T4	6,180,683.0001	MAST_03-12	537,020	560,576	2,359		562,935
81743PAA4	6,180,687.0001	SEMT_03-1 1A	631,981	634,998	525		635,523
949758AD8	6,180,699.0001	WFMBS_04-O A1	494,445	520,205	1,501		521,707
94980DAA6	6,180,707.0001	WFMBS_03-M A1	531,216	559,561	1,701		561,262
07378RAB5	6,180,735.0001	BSABS_07-AC4 A2	761,198	897,935	2,445		900,380
30711XAT1	6,180,799.0001	CAS_2015_C01	952,295	1,066,331	1,000		1,067,331
30711XAT1	6,180,805.0001	CAS_2015_C01	2,468,912	2,764,563	2,593		2,767,156
30711XAT1	6,180,807.0001	CAS_2015_C01	2,116,211	2,369,625	2,223		2,371,848
30711XAX2	6,180,809.0001	CAS_2015-C02	2,197,900	2,451,378	2,197		2,453,575
30711XAX2	6,180,811.0001	CAS_2015-C02	842,528	939,695	842		940,537
30711XAX2	6,180,815.0001	CAS_2015-C02	5,128,432	5,719,882	5,126		5,725,008
30711XBF0	6,180,817.0001	CAS_15-C04	2,191,527	2,585,350	2,816		2,588,166
30711XBF0	6,180,819.0001	CAS_15-C04	1,876,391	2,213,583	2,411		2,215,994
30711XBF0	6,180,821.0001	CAS_15-C04	4,383,055	5,170,699	5,632		5,176,331
30711XBF0	6,180,823.0001	CAS_15-C04	3,506,444	4,136,560	4,506		4,141,065
30711XBF0	6,180,825.0001	CAS_15-C04	4,120,071	4,860,457	5,294		4,865,752
30711XDS0	6,180,829.0001	CAS_16-C06	2,500,000	2,838,324	2,561		2,840,885
30711XJX3	6,180,831.0001	CAS_17-C03	2,304,000	2,450,268	1,880		2,452,148
30711XJX3	6,180,833.0001	CAS_17-C03	1,907,000	2,028,064	1,556		2,029,621
30711XNX8	6,180,837.0001	CAS_17-C05	864,000	878,560	590		879,150
30711XNX8	6,180,839.0001	CAS_17-C05	1,176,000	1,195,818	803		1,196,621
30711XNX8	6,180,841.0001	CAS_17-C05	557,000	566,386	380		566,767
30711XNX8	6,180,843.0001	CAS_17-C05	1,100,000	1,118,537	751		1,119,288
30711XNX8	6,180,847.0001	CAS_17-C05	1,589,000	1,615,777	1,085		1,616,862
30711XNX8	6,180,849.0001	CAS_17-C05	1,271,000	1,292,419	868		1,293,286
3136ACAF8	6,180,857.0001	FNMA_13-10	3,189,862	2,457,566	1,661		2,459,226
3136ACAF8	6,180,859.0001	FNMA_13-10	158,974	122,478	83		122,561
3136ACY62	6,180,861.0001	FNMA_13-22	225,228	183,212	624		183,835
3137A2X48	6,180,863.0001	FHLMC_3752	8,262,760	8,063,456	42,872		8,106,328
3137G0GJ2	6,180,891.0001	STACR_15-HQA1	7,841,000	9,052,903	8,621		9,061,524
3137G0HJ1	6,180,895.0001	STACR_15-HQA2	6,831,000	8,021,798	7,625		8,029,423
3137G0JU4	6,180,897.0001	STACR_16-DNA2	3,000,000	3,437,171	3,274		3,440,445
3137G0MD8	6,180,899.0001	STACR_17-DNA1	2,328,000	2,519,750	1,997		2,521,747
31394FDT9	6,180,907.0001	FNMA_05-74	463,447	621,253	1,375		622,628
31395DPQ6	6,180,917.0001	FNMA_06-36 SA	9,966	15,826	40		15,866
31395NYR2	6,180,919.0001	FNMA_06-56	1,277,310	1,498,153	1,810		1,499,963
31396VLW6	6,180,929.0001	FNMA_07-28	286,581	285,830	143		285,973
31396VQJ0	6,180,931.0001	FNMA_07-29 SG	63,254	88,805	174		88,979
31396XQR8	6,180,937.0001	FNMA_07-85B	855,325	1,054,333	1,653		1,055,986
31398RLT0	6,180,945.0001	FNMA_10-65	3,434,487	3,592,814	4,521		3,597,335
38374KKK8	6,180,951.0001	GNMA_04-106	2,264,148	3,191,438	11,048		3,202,486
38375PPS4	6,180,955.0001	GNMA_08-13	429,916	574,392	1,833		576,225
38378VW50	6,180,959.0001	GNMA_13-117	5,296,695	5,900,477	19,473		5,919,949

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
3136A3FN6	6,181,157.0001	FNMA_11-149	6,997,873	993,214	4,924		998,138
3136A5NH5	6,181,169.0001	FNMA_12-35	3,320,512	600,635	2,569		603,205
3136A5QN9	6,181,171.0001	FNMA_12-33	5,718,082	902,146	3,955		906,101
3136A5UN4	6,181,173.0001	FNMA_12-30	4,859,670	849,261	3,728		852,989
3136A6TY0	6,181,177.0001	FNMA_12-63	6,340,387	1,118,963	4,915		1,123,878
3136A7AK8	6,181,179.0001	FNMA_12-68	7,331,579	932,405	5,900		938,305
3136A7YL0	6,181,181.0001	FNMA_12-83	5,687,190	850,029	3,963		853,992
3136A9FX1	6,181,185.0001	FNMA_12-111	8,433,646	1,277,925	5,924		1,283,849
3136A9QK7	6,181,187.0001	FNMA_12-128	7,838,438	922,674	5,813		928,486
3136AB4J9	6,181,191.0001	FNMA_13-2	8,019,371	1,407,775	5,719		1,413,493
3136ADE70	6,181,195.0001	FNMA_13-40	13,666,240	2,376,433	9,821		2,386,255
3136ADJL4	6,181,197.0001	FNMA_13-32E	11,544,443	1,311,139	24,271		1,335,410
3136AE2P1	6,181,203.0001	FNMA_13-70	14,527,618	1,997,052	36,812		2,033,864
3136AGDD1	6,181,209.0001	FNMA_13-97	8,306,566	1,109,196	5,984		1,115,180
3136AJTE6	6,181,211.0001	FNMA_14-20	15,328,160	1,511,648	52,069		1,563,716
3136AJZF6	6,181,213.0001	FNMA_14-15	16,071,957	2,953,241	12,907		2,966,148
3136AQGF1	6,181,229.0001	FNMA_15-76	5,758,500	1,269,031	29,450		1,298,481
3137AFQU9	6,181,279.0001	FHLMC_3919	16,020,546	2,643,714	32,898		2,676,611
3137ARKN5	6,181,283.0001	FHLMC_4057D	12,481,065	2,122,207	26,778		2,148,985
3137AT4L3	6,181,285.0001	FHLMC_4090D	4,106,073	688,414	8,881		697,295
3137AUB32	6,181,291.0001	FHLMC_4103	11,632,368	1,914,282	22,078		1,936,359
3137B7DQ9	6,181,303.0001	FHLMC_4290	5,792,124	1,293,713	24,508		1,318,221
313920ZJ2	6,181,349.0001	FNMA_01-46 S	1,655,441	235,993	3,761		239,754
31392BGD2	6,181,351.0001	FNMA_01-72 SC	443,402	17,289	76		17,365
31393YCM5	6,181,353.0001	FNMA_04-38 SI	229,092	3,214	200		3,414
31393YCM5	6,181,355.0001	FNMA_04-38 SI	229,092	3,214	200		3,414
31394ABR6	6,181,357.0001	FNMA_04-53 UC	2,585,299	530,046	2,497		532,543
31394AGX8	6,181,359.0001	FNMA_04-54 SN	7,677,164	1,227,454	6,671		1,234,125
31394BPT5	6,181,361.0001	FNMA_04-88 JH	1,348,556	64,278	1,098		65,376
31394EKV9	6,181,363.0001	FNMA_05-66 SY	2,503,132	423,786	2,032		425,818
31394EKV9	6,181,365.0001	FNMA_05-66 SY	2,503,132	423,786	2,032		425,818
31394ETQ1	6,181,367.0001	FNMA_05-59 NS	2,258,937	264,369	1,836		266,205
31394EWY0	6,181,369.0001	FNMA_05-72 AS	1,910,979	341,209	1,573		342,782
31394FAC9	6,181,371.0001	FNMA_05-75 SP	2,148,747	309,050	1,748		310,798
31394UQF2	6,181,373.0001	FNMA_05-100 S	3,202,474	507,415	2,599		510,014
31394UQF2	6,181,375.0001	FNMA_05-100 S	3,179,102	503,712	2,580		506,292
31394XDQ6	6,181,381.0001	FHLMC_2781 SB	2,800,939	505,517	6,614		512,130
31395BLX9	6,181,383.0001	FNMA_06-10 HI	1,143,080	183,369	929		184,298
31395BVJ9	6,181,385.0001	FNMA_06-15 IW	164,353	7,775	138		7,913
31395DMF3	6,181,387.0001	FNMA_06-37 SW	906,492	135,619	730		136,350
31395DU31	6,181,389.0001	FNMA_06-51	2,568,588	392,241	2,027		394,268
31395DU31	6,181,391.0001	FNMA_06-51	2,568,588	392,241	2,027		394,268
31395DU31	6,181,393.0001	FNMA_06-51	2,568,588	392,241	2,027		394,268
31395DU31	6,181,395.0001	FNMA_06-51	1,905,870	291,039	1,504		292,543
31395DUE7	6,181,397.0001	FNMA_06-50 IJ	3,573,704	544,339	2,825		547,164
31395NTZ0	6,181,411.0001	FNMA_06-60 JI	149,240	2,577	146		2,723
31395NUH8	6,181,413.0001	FANNIE MAE	4,702,435	890,416	4,172		894,588
31395NWD5	6,181,415.0001	FNMA_06-56 S	1,602,583	261,991	1,442		263,433
31395PMA7	6,181,417.0001	FHLMC_2953 LS	893,392	68,360	1,949		70,309
31395PMA7	6,181,419.0001	FHLMC_2953 LS	44,670	3,418	97		3,515

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
31395PMA7	6,181,421.0001	FHLMC_2953 LS	1,116,741	85,450	2,436		87,886
31395PMA7	6,181,423.0001	FHLMC_2953 LS	1,116,741	85,450	2,436		87,886
31395V6W4	6,181,425.0001	FHLMC_2993 GS	3,165,610	263,018	6,127		269,144
31395WSJ7	6,181,427.0001	FHLMC_3006 SI	649,075	104,015	1,439		105,454
31395WSJ7	6,181,429.0001	FHLMC_3006 SI	649,075	104,015	1,439		105,454
31395WTA5	6,181,431.0001	FHLMC_3006 YI	670,166	111,321	1,451		112,772
31395WTA5	6,181,433.0001	FHLMC_3006 YI	670,166	111,321	1,451		112,772
31396AK52	6,181,435.0001	FHLMC_3034 SE	91,639	3,235	210		3,444
31396HH51	6,181,437.0001	FHLMC_3114 IP	986,568	157,745	2,113		159,858
31396KJY9	6,181,439.0001	FNMA_06-72 TN	3,451,131	622,669	3,107		625,776
31396KM41	6,181,441.0001	FNMA_06-81 SQ	1,720,367	318,525	1,528		320,053
31396KM41	6,181,443.0001	FNMA_06-81 SQ	2,007,095	371,613	1,782		373,395
31396KN24	6,181,445.0001	FNMA_06-81 QS	4,808,058	911,751	4,265		916,016
31396LH86	6,181,447.0001	FNMA_06-120 QD	3,189,935	250,204	1,507		251,711
31396LH86	6,181,449.0001	FNMA_06-120 QD	6,379,869	500,408	3,014		503,422
31396LQX1	6,181,451.0001	FNMA_06-109	2,750,039	460,568	2,181		462,749
31396LXH8	6,181,453.0001	FNMA_06-110 CX	1,326,350	230,644	1,063		231,707
31396NE51	6,181,455.0001	FHLMC_3140 SG	2,322,788	368,417	4,936		373,353
31396NHC3	6,181,457.0001	FHLMC_3136 PS	2,419,624	380,192	5,189		385,381
31396P2Z3	6,181,459.0001	FNMA_07-21 SB	1,938,203	192,292	1,492		193,784
31396VJN9	6,181,463.0001	FNMA_07-30 IE	7,380,796	1,508,074	6,233		1,514,307
31396WAW6	6,181,465.0001	FNMA_07-52 NS	1,990,604	286,275	1,576		287,851
31396XQV9	6,181,467.0001	FNMA_07-85 SM	2,141,797	297,532	1,639		299,171
31396XQV9	6,181,469.0001	FNMA_07-85 SM	453,072	62,940	347		63,286
31397AZJ5	6,181,471.0001	FHLMC_3213 JS	4,278,312	825,391	10,261		835,652
31397HDT2	6,181,473.0001	FHLMC_3318 HS	836,900	92,452	1,885		94,337
31397KXH9	6,181,475.0001	FHLMC_3375 QI	1,811,806	34,190	488		34,678
31397PMB3	6,181,483.0001	FHLMC_3397	5,089,504	679,876	9,277		689,153
31397PU73	6,181,485.0001	FHLMC_3408 BI	1,134,723	143,940	2,206		146,146
31397UDW6	6,181,489.0001	FNMA_11-47	5,673,405	713,330	3,869		717,200
31397UDW6	6,181,491.0001	FNMA_11-47	5,673,405	713,330	3,869		717,200
31397UDW6	6,181,493.0001	FNMA_11-47	2,836,703	356,665	1,935		358,600
31397UDW6	6,181,495.0001	FNMA_11-47	2,836,703	356,665	1,935		358,600
31397UM71	6,181,497.0001	FNMA_11-57 SE	4,178,952	650,446	2,976		653,422
31398NE26	6,181,509.0001	FNMA_2010-112	405,508	9,131	343		9,474
31398NEY6	6,181,511.0001	FNMA_10-95F	3,536,620	403,361	2,842		406,203
31398NL28	6,181,513.0001	FNMA_10-110	8,014,833	1,191,580	5,546		1,197,126
31398PJS9	6,181,517.0001	FNMA_10-35 CS	1,037,664	125,878	789		126,666
31398PJS9	6,181,519.0001	FNMA_10-35 CS	1,037,664	125,878	789		126,666
31398PJS9	6,181,521.0001	FNMA_10-35 CS	118,894	14,423	90		14,513
31398SNM1	6,181,529.0001	FNMA_10-134	1,671,450	44,593	1,272		45,865
38373TPE9	6,181,535.0001	GNMA_01-65 SV	461,725	86,628	888		87,516
38373TPE9	6,181,537.0001	GNMA_01-65 SV	1,033,271	193,861	1,986		195,848
383742Y31	6,181,539.0001	GNMA_08-35 SN	1,328,348	170,495	1,861		172,357
38374CH61	6,181,541.0001	GNMA_03-86 SH	2,864,571	349,265	5,638		354,903
38374KKX0	6,181,543.0001	GNMA_05-8 SB	1,483,576	233,201	2,241		235,442
38374MV30	6,181,545.0001	GNMA_06-17 WI	486,689	6,565	968		7,533
38374NH34	6,181,547.0001	GNMA_06-58 SL	6,247,571	1,104,695	13,077		1,117,772
38374NU70	6,181,549.0001	GNMA_06-61 SD	824,996	153,481	1,393		154,874
38375JAV7	6,181,557.0001	GNMA_06-69 SC	623,654	93,585	884		94,470

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
38375JJL0	6,181,559.0001	GNMA_07-7 EI	2,100,965	274,046	2,775		276,821
38375JVH5	6,181,561.0001	GNMA_07-23-ST	1,713,674	239,508	2,295		241,803
38375JVH5	6,181,563.0001	GNMA_07-23-ST	1,012,785	141,550	1,356		142,906
38375KAQ5	6,181,571.0001	GNMA_07-26 SA	3,306,440	561,248	5,015		566,263
38375KB27	6,181,573.0001	GNMA_07-40 SE	2,191,077	359,902	3,318		363,220
38375KB27	6,181,575.0001	GNMA_07-40 SE	941,977	154,727	1,426		156,154
38375KRD6	6,181,577.0001	GNMA_07-35A KY	3,349,723	494,549	6,425		500,974
38375KRD6	6,181,579.0001	GNMA_07-35A KY	3,349,723	494,549	6,425		500,974
38375KRD6	6,181,581.0001	GNMA_07-35A KY	3,349,723	494,549	6,425		500,974
38375KRD6	6,181,583.0001	GNMA_07-35A KY	3,349,723	494,549	6,425		500,974
38375KRD6	6,181,585.0001	GNMA_07-35A KY	2,657,251	392,313	5,097		397,410
38375LQC7	6,181,587.0001	GNMA_07-59 SC	2,227,398	359,980	3,199		363,179
38375LQC7	6,181,589.0001	GNMA_07-59 SC	2,227,398	359,980	3,199		363,179
38375LQC7	6,181,591.0001	GNMA_07-59 SC	2,227,398	359,980	3,199		363,179
38375LQC7	6,181,593.0001	GNMA_07-59 SC	1,684,200	272,191	2,419		274,610
38375LY79	6,181,595.0001	GNMA_07-66 SG	2,208,496	346,871	3,186		350,057
38375Q3R8	6,181,597.0001	GNMA_08-53 TS	2,328,075	270,542	3,300		273,842
38375X8K3	6,181,601.0001	GNMA_08-65 SG	1,914,847	333,828	2,892		336,719
38376CQ69	6,181,603.0001	GNMA_09-92B	3,297,147	338,640	6,125		344,765
38376EBG9	6,181,605.0001	GNMA_09-88C	4,128,993	616,952	7,564		624,516
38376ETW5	6,181,607.0001	GNMA_09-110	2,942,542	289,513	5,580		295,093
38376F4F6	6,181,609.0001	GNMA_09-81B	1,187,727	190,567	1,792		192,359
38376FSV5	6,181,613.0001	GNMA_09-66 QS	1,459,715	154,517	1,921		156,438
38376TAB8	6,181,621.0001	GNMA_10-12 SA	3,781,250	480,135	4,591		484,726
38376TZD7	6,181,623.0001	GNMA_10-11	5,281,293	779,854	10,046		789,899
38376TZD7	6,181,625.0001	GNMA_10-11	2,112,517	311,941	4,018		315,960
38376VRR0	6,181,629.0001	GNMA_10-26F WS	3,369,827	577,863	4,566		582,429
38376WBR5	6,181,631.0001	GNMA_10-14C	3,201,495	580,049	4,866		584,915
38376WDC6	6,181,633.0001	GNMA_10-14	2,911,860	448,716	5,592		454,309
38376YT76	6,181,635.0001	GNMA_10-47 UX	4,525,607	686,878	8,730		695,608
38376YT84	6,181,637.0001	GNMA_10-47L SH	3,600,977	529,198	4,762		533,960
38377GZP7	6,181,645.0001	GNMA_10-68	6,867,325	856,721	13,583		870,304
38377J4Y6	6,181,647.0001	GNMA_10-113K	1,707,817	237,437	3,428		240,864
38377JM83	6,181,649.0001	GNMA_10-111	2,509,308	438,222	3,691		441,913
38377LL48	6,181,651.0001	GNMA_10-130C	2,535,921	367,753	4,731		372,484
38377MF50	6,181,653.0001	GNMA_10-147	5,853,578	1,037,575	8,619		1,046,194
38377RG41	6,181,655.0001	GNMA_10-166	5,760,904	712,845	7,309		720,154
38377RG41	6,181,657.0001	GNMA_10-166	17,328,692	2,144,224	21,986		2,166,209
38377TZQ7	6,181,659.0001	GNMA_11-19 JS	2,730,156	465,794	4,035		469,829
38377VGW0	6,181,661.0001	GNMA_11-52 MY	8,460,554	1,306,369	12,429		1,318,799
38377WH23	6,181,669.0001	GNMA_11-108B	3,621,820	515,231	4,744		519,975
38378EK93	6,181,679.0001	GNMA_12-61C	5,706,639	1,225,840	11,242		1,237,082
38378H4N3	6,181,681.0001	GNMA_12-124	5,358,990	1,066,248	7,083		1,073,331
38380AR33	6,181,739.0001	GNMA_16-146	24,742,677	4,988,739	83,305		5,072,044
3128HWPJ0	6,181,755.0001	FHSTR_246	1,090,379	991,451	—		991,451
3132HTM94	6,181,759.0001	FHSTR_308	7,707,659	6,078,055	—		6,078,055
3136AFZP2	6,181,763.0001	FNMA_13-80	1,166,642	832,727	(832,727)
3136AGYK2	6,181,769.0001	FNMA_13-101	9,868,983	7,617,176	(7,617,176)
3136ARZY7	6,181,775.0001	FNMA_16-19	4,682,686	3,773,433	(3,773,433)
31393PXQ2	6,181,799.0001	FHLMC_2594 DO	1,074,343	924,262	(924,262)

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
31393Y2H7	6,181,801.0001	FNMA_04-58	243,109	205,937	(205,937)
31394YXB5	6,181,803.0001	FHLMC_2817 PO	272,412	236,045	(236,045)
31395NML8	6,181,807.0001	FNMA_06-48	389,606	349,748	—		349,748
31396P3X7	6,181,811.0001	FNMA_07-21	250,203	219,994	—		219,994
31396PFL0	6,181,813.0001	FNMA_06-124 PO	517,241	437,633	—		437,633
31397GXK1	6,181,819.0001	FHLMC_33-14	154,352	153,083	—		153,083
31397NMG7	6,181,821.0001	FNMA_09-11 PO	281,325	244,454	—		244,454
31397RVR4	6,181,825.0001	FHLMC_3423	1,337,870	1,146,904	—		1,146,904
31397SFN9	6,181,827.0001	FNMA_11-27	782,747	676,580	—		676,580
31398JW74	6,181,829.0001	FHLMC_3578 GO	2,308,264	1,985,228	—		1,985,228
38375JD69	6,181,831.0001	GNMA_07-18	1,238,774	977,643	—		977,643
38375JD69	6,181,833.0001	GNMA_07-18	36,219	28,584	—		28,584
38375LMZ0	6,181,835.0001	GNMA_07-64 AO	447,269	401,581	—		401,581
38376LPM5	6,181,837.0001	GNMA_11-79	130,284	106,359	—		106,359
38377EGU2	6,181,839.0001	GNMA_10-42	2,495,715	2,283,127	—		2,283,127
38377VUD6	6,181,841.0001	GNMA_11-56	9,033,084	7,334,077	—		7,334,077
38377WKB9	6,181,845.0001	GNMA_11-70	4,793,344	3,894,236	—		3,894,236
38377WKB9	6,181,847.0001	GNMA_11-70	12,970,224	10,537,344	—		10,537,344
38377WKB9	6,181,849.0001	GNMA_11-70	1,691,768	1,374,436	—		1,374,436
46630LAY0	6,181,875.0001	JPMAC_07-CH1 MV2	670,000	663,662	243		663,905
3137BB2P4	6,181,889.0001	FHLMC_4338	11,754,974	12,024,060	41,485		12,065,545
G7216B194	6,181,957.0001	PREMIER OIL PLC	518,756	342,434	—		342,434
002824BM1	6,181,999.0001	ABBOTT LABORATORIES	2,000,000	1,997,980	9,903		2,007,883
03076CAG1	6,182,005.0001	AMERIPRISE FINANCIAL INC	3,000,000	3,000,750	4,933		3,005,683
032654AK1	6,182,007.0001	ANALOG DEVICES INC	3,364,000	3,682,638	67,355		3,749,993
05565QCS5	6,182,017.0001	BP CAPITAL MARKETS PLC	6,500,000	6,465,290	112,973		6,578,263
111013AL2	6,182,047.0001	BRITISH SKY BROADCASTING GROUP PLC	6,500,000	6,511,180	30,469		6,541,649
17275RAW2	6,182,057.0001	CISCO SYSTEMS INC	3,000,000	3,003,150	39,667		3,042,817
172967HD6	6,182,059.0001	CITIGROUP INC	2,000,000	2,009,960	1,292		2,011,251
247126AJ4	6,182,065.0001	DELPHI CORP (NEW)	2,000,000	2,029,020	10,606		2,039,626
25470DBB4	6,182,067.0001	DISCOVERY COMMUNICATIONS LLC	10,000,000	9,852,100	179,833		10,031,933
277432AR1	6,182,075.0001	EASTMAN CHEMICAL COMPANY	9,000,000	8,997,030	43,700		9,040,730
375558AW3	6,182,079.0001	GILEAD SCIENCES INC	1,000,000	1,007,720	3,083		1,010,803
44266RAC1	6,182,089.0001	HOWARD HUGHES MEDICAL INSTITUTE	4,100,000	4,143,993	23,917		4,167,910
48203RAG9	6,182,103.0001	JUNIPER NETWORKS INC	1,000,000	1,015,830	5,750		1,021,580
857477AM5	6,182,125.0001	STATE STREET CORP	2,000,000	2,032,260	33,094		2,065,354
89153VAG4	6,182,145.0001	TOTAL CAPITAL INTERNATIONAL SA	2,500,000	2,526,450	27,236		2,553,686
91324PCP5	6,182,151.0001	UNITEDHEALTH GROUP INCORPORATED	1,500,000	1,501,395	16,563		1,517,958
96950FAM6	6,182,153.0001	WILLIAMS PARTNERS LP	2,000,000	2,008,180	13,617		2,021,797
649757AA9	5,765,698.0001	NEW YORK PUBLIC LIBRARY	840,000	850,046	12,054		862,100
89837RAD4	5,801,374.0001	TRUSTEES OF DARTMOUTH COLLEGE	560,000	527,022	8,106		535,128
01959LAA0	5,813,756.0001	ALLINA HEALTH SYSTEM	560,000	611,206	12,408		623,614
646139X83	5,818,035.0001	NEW JERSEY ST TPK AUTH TPK REV	420,000	598,483	9,943		608,426
677632G88	5,833,008.0001	OHIO ST UNIV GEN RCPTS	700,000	688,800	11,078		699,878
57582RJN7	5,836,875.0001	MASSACHUSETTS ST	630,000	587,872	8,602		596,474
59333PW20	5,875,328.0001	MIAMI-DADE CNTY FLA AVIATION R	540,000	516,829	1,735		518,564

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
686515AA5	5,882,952.0001	ORLANDO HEALTH INC	700,000	723,254	2,576		725,830
20369EAB8	5,883,705.0001	COMMUNITY HEALTH NETWORK	510,000	542,620	13,854		556,474
18085PMT8	5,886,760.0001	CLARK CNTY NEV ARPT REV	530,000	766,555	12,049		778,604
743756AB4	5,890,571.0001	PROVIDENCE ST JOSEPH HEALTH	530,000	490,923	1,213		492,136
57582RJN7	6,061,096.0001	MASSACHUSETTS ST	670,000	625,197	9,148		634,345
59333P2S6	6,074,090.0001	MIAMI-DADE CNTY FLA AVIATION R	530,000	518,738	1,759		520,496
78349AAB9	6,080,376.0001	RWJ BARNABAS HEALTH INC	700,000	667,954	9,214		677,168
90265EAH3	5,223,080.0001	UDR INC	5,000,000	5,047,451	15,417		5,062,867
36192KAX5	6,060,175.0001	GSMS_12-GCJ7	1,045,000	1,074,407	4,128		1,078,535
36192KAX5	6,060,176.0001	GSMS_12-GCJ7	1,000,000	1,028,141	3,950		1,032,091
977100AC0	5,863,379.0001	WISCONSIN ST GEN FD ANNUAL APPROP	30,000	33,243	855		34,098
088281BG4	5,691,840.0001	BEXAR CNTY TEX	1,050,000	1,092,032	26,291		1,118,323
31419AL62	4,243,184.0001	FNMA 15YR	1,093,197	1,147,930	3,736		1,151,666
3138APBH0	4,569,891.0001	FANNIE MAE	1,628,555	1,677,737	5,443		1,683,180
65339KAA8	4,724,345.0001	NEXTERA ENERGY INC	7,862,000	8,095,187	147,413		8,242,599
337738AM0	4,889,625.0001	FISERV INC	5,000,000	4,994,850	14,583		5,009,433
032654AH8	5,177,439.0001	ANALOG DEVICES INC	4,000,000	3,848,640	47,917		3,896,557
37045VAD2	5,224,426.0001	GENERAL MOTORS CO	1,200,000	1,203,972	3,383		1,207,355
806851AE1	5,737,732.0001	SCHLUMBERGER HOLDINGS CORP	20,000,000	20,067,600	261,806		20,329,406
3136ARP36	5,805,890.0001	FNA_16-M4	11,648,894	11,278,465	31,842		11,310,308
478165AH6	5,709,301.0001	SC JOHNSON & SON INC	2,960,000	3,275,181	6,249		3,281,430
459200JH5	5,786,761.0001	INTERNATIONAL BUSINESS MACHINES C	5,000,000	5,478,400	47,000		5,525,400
25272KAA1	5,816,862.0001	DIAMOND 1 FINANCE CORPORATION/DI	2,000,000	2,004,441	29,000		2,033,441
74333JAG6	6,058,821.0001	PROG_17-SFR1	1,000,000	971,482	2,763		974,245
718814ZZ2	5,738,283.0001	PHOENIX AZ SERIES A	2,200,000	2,501,180	38,639		2,539,819
28,997	28,997.9400	Carlyle Overlook LLC, a Delaware limited	999,848	996,399	2,450		998,849
28,997	28,997.8400	Carlyle Overlook LLC, a Delaware limited	499,924	498,200	1,225		499,424
28,997	28,997.8900	Carlyle Overlook LLC, a Delaware limited	999,848	996,399	2,450		998,849
29,048	29,048.8900	TLF Logistics II ElDorado Bus Ctr LLC	486,786	486,518	1,342		487,860
28,997	28,997.9000	Carlyle Overlook LLC, a Delaware limited	5,999,091	5,978,394	14,698		5,993,092
29,048	29,048.9000	TLF Logistics II ElDorado Bus Ctr LLC	1,849,787	1,848,768	5,101		1,853,869
29,270	29,270.9000	SRPF A/CENTERRA, L.L.C.	2,500,000	2,491,400	6,771		2,498,171
29,270	29,270.9800	SRPF A/CENTERRA, L.L.C.	2,500,000	2,491,400	6,771		2,498,171
28,997	28,997.5000	Carlyle Overlook LLC, a Delaware limited	499,924	498,200	1,225		499,424
29,270	29,270.5000	SRPF A/CENTERRA, L.L.C.	1,250,000	1,245,700	3,385		1,249,085
26,578	26,578.5001	CHURCHILL PLACE APARTMENTS, L.L.C.	4,352,218	4,893,764	23,353		4,917,117
26,584	26,584.5001	ST MICHAEL INVESTMENTS	5,848,185	6,254,827	27,412		6,282,239
26,792	26,792.5001	GUSTINE WASHINGTON ASSOCIATES, LT	1,112,091	1,208,888	6,971		1,215,859
26,913	26,913.5001	S & S WAPLES MILL,LLC	785,760	854,516	5,288		859,804
26,987	26,987.5001	NORCO CORONA ASSOCIATES	4,996,133	5,342,876	20,700		5,363,576
27,138	27,138.5001	TRIANGLE REAL ESTATE OF GASTONIA, IN	2,616,769	2,696,513	9,145		2,705,658

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
27,148	27,148.5001	Ambassador Apartments LLC	5,179,541	5,306,467	19,043		5,325,510
27,212	27,212.5001	Amberton Apartments Joint Venture	9,637,577	9,936,821	36,209		9,973,031
27,310	27,310.5001	Abington Crossing Associates, LP	959,361	1,011,153	4,209		1,015,362
27,318	27,318.5001	North Star Trust Company, Trustee	7,929,725	8,427,164	35,164		8,462,328
27,319	27,319.5001	North Star Trust Company, Trustee	2,941,048	3,125,542	13,042		3,138,584
27,329	27,329.5001	McAllen-83-McColl, Inc.	436,863	464,550	1,998		466,548
2,732,902	2,732,902.5001	McAllen-83-McColl, Inc.	572,651	606,553	2,461		609,014
27,381	27,381.5001	Tealwood Associates, LLP	4,158,699	4,506,494	18,229		4,524,723
27,435	27,435.5001	Moonlite Associates, LLC	6,985,861	7,011,419	26,293		7,037,711
27,797	27,797.5001	MANASSAS AIRPORT LOT 2, LLC	1,720,185	1,758,236	—		1,758,236
27,864	27,864.5001	HB II, Inc.	824,457	864,378	4,103		868,482
2,791,802	2,791,802.5001	1415 LOUISIANA, INC.	4,742,416	4,979,035	21,793		5,000,828
27,919	27,919.5001	RIO - PAS INVESTMENTS, INC	2,375,520	2,546,991	11,981		2,558,972
27,994	27,994.5001	HY CITE / WELTON, LLC	1,073,047	1,147,524	5,767		1,153,291
28,003	28,003.5001	EISENHOWER MILL PROPERTIES, LLC	5,595,936	5,818,163	29,276		5,847,439
28,018	28,018.5001	PAMA IV PROPERTIES, LP	12,709,332	13,532,221	63,049		13,595,270
2,801,802	2,801,802.5001	PAMA IV PROPERTIES, LP	11,996,615	12,443,923	47,950		12,491,873
28,024	28,024.5001	Town & Country Square, Ltd.	3,435,308	3,763,953	—		3,763,953
28,149	28,149.5001	THF Grand Junction Development, L.L.C.	2,359,418	2,459,832	12,108		2,471,940
28,246	28,246.5001	SELIG ENTERPRISES, INC.	3,142,735	3,183,056	—		3,183,056
28,344	28,344.5001	Triangle Real Estate of Gastonia, Inc.	1,117,740	1,175,122	4,789		1,179,910
28,473	28,473.5001	101 Kappa Drive Associates # 1, LP	1,230,468	1,275,108	4,493		1,279,602
28,474	28,474.5001	35th Strouss Associates	2,945,666	3,052,532	10,757		3,063,288
28,499	28,499.5001	Wicklow Funding LLC	4,422,229	4,575,314	17,723		4,593,037
28,518	28,518.5001	Upside Oxnard LLC	3,577,800	3,753,319	15,233		3,768,553
28,775	28,775.5001	Somerset Tower Apartments, LLC	8,280,703	8,547,982	30,420		8,578,402
28,780	28,780.5001	Metro Storage East LLC	8,153,824	8,865,048	35,285		8,900,333
28,781	28,781.5001	Metro Storage South LLC	8,179,958	8,893,461	35,399		8,928,860
28,792	28,792.5001	Texas SFI Partnership22 Ltd	2,692,817	2,852,609	12,046		2,864,654
28,793	28,793.5001	Texas SFI Partnership 21 Ltd	2,203,214	2,333,953	9,855		2,343,809
28,928	28,928.5001	High Properties, LP	1,177,522	1,182,615	4,304		1,186,919
28,997	28,997.5001	Carlyle Overlook LLC, a Delaware limited	11,698,227	12,188,236	29,885		12,218,122
29,022	29,022.5001	3100 Van Buren Boulevard Apartments I	5,475,600	5,481,754	13,718		5,495,472
29,048	29,048.5001	TLF Logistics II ElDorado Bus Ctr LLC	1,947,144	1,952,437	5,369		1,957,806
29,127	29,127.5001	Burr Deed LLC	2,216,133	2,215,867	9,419		2,225,285
29,197	29,197.5001	Cole WM Perry GA, LLC	4,138,750	4,147,483	13,451		4,160,934
29,198	29,198.5001	Cole DK Oklahoma City OK, LLC	3,417,167	3,424,377	11,106		3,435,483
29,199	29,199.5001	Cole LO Col (7441 Two Notch) SC, LLC	3,479,000	3,486,341	11,307		3,497,647
29,200	29,200.5001	ARCP LO Covington LA, LLC	3,294,667	3,301,618	10,708		3,312,326
29,201	29,201.5001	Cole KG Whitehall OH, LLC	2,371,833	2,376,838	7,708		2,384,546
29,268	29,268.5001	THF Hazleton Development, L.P.	8,000,000	7,976,640	23,667		8,000,307
29,270	29,270.5001	SRPF A/CENTERRA, L.L.C.	9,107,143	10,357,143	28,051		10,385,193
29,271	29,271.5001	SRPF A/CENTERRA, L.L.C.	1,000,000	1,045,640	7,083		1,052,723

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
29,316	29,316.5001	WOODS FAMILY PROPERTIES DJW, LLC	5,062,289	5,121,181	18,620		5,139,801
29,322	29,322.5001	JaGee Real Properties, LP	3,234,296	3,305,654	12,166		3,317,820
29,369	29,369.5001	BCO Turnpike, Ltd	7,719,394	7,717,913	22,569		7,740,482
29,389	29,389.5001	G&I VIII WF Plaza LLC	11,333,333	11,311,573	32,489		11,344,062
29,390	29,390.5001	G&I VIII WF Plaza LLC	1,200,000	1,257,240	10,500		1,267,740
29,399	29,399.5001	Laurenz Place LLC	4,495,382	4,495,382	20,724		4,516,106
29,465	29,465.5001	Winbran, Inc.	2,656,963	2,732,877	13,189		2,746,066
29,466	29,466.5001	Kos Corp.	2,831,190	2,912,082	14,054		2,926,136
29,581	29,581.5001	Presson Equity Partners L.L.P.	5,111,969	5,051,221	16,945		5,068,166
29,584	29,584.5001	BW Avery Place LLC	8,059,958	8,059,958	38,765		8,098,723
29,593	29,593.5001	Rose Garden Trust Partners, L.L.C.	3,253,575	3,267,938	10,784		3,278,722
29,633	29,633.5001	Windgate, LLC	4,400,000	4,400,000	24,335		4,424,335
28,997	28,997.8410	Carlyle Overlook LLC, a Delaware limited	1,999,697	1,992,798	4,899		1,997,697
28,997	28,997.8150	Carlyle Overlook LLC, a Delaware limited	2,199,667	2,192,078	5,389		2,197,467
28,997	28,997.8190	Carlyle Overlook LLC, a Delaware limited	499,924	498,200	1,225		499,424
29,048	29,048.8190	TLF Logistics II ElDorado Bus Ctr LLC	584,143	583,822	1,611		585,432
980745F*9	2016-2395-SA	CSWAP: EUR/USD 9/23/2026	562,000			(71,716)	(71,716)
980745F*9	2016-2395-SB	CSWAP: EUR/USD 9/23/2026	6,069,600			(774,535)	(774,535)
980745F*9	2016-2395-SD	CSWAP: EUR/USD 9/23/2026	112,400			(14,343)	(14,343)
N9651*AA6	2016-2399-SB	CSWAP: EUR/USD 9/23/2028	337,200			(44,358)	(44,358)
N9651*AA6	2016-2399-SC	CSWAP: EUR/USD 9/23/2028	3,709,200			(487,942)	(487,942)
N9651*AA6	2016-2399-SD	CSWAP: EUR/USD 9/23/2028	112,400			(14,786)	(14,786)
92927KB*2	2016-2453-SB	CSWAP: EUR/USD 11/15/2023	335,850			(40,781)	(40,781)
92927KB*2	2016-2453-SC	CSWAP: EUR/USD 11/15/2023	11,754,750			(1,427,329)	(1,427,329)
92927KB*2	2016-2453-SD	CSWAP: EUR/USD 11/15/2023	1,007,550			(122,342)	(122,342)
92927KB#8	2016-2458-SA	CSWAP: EUR/USD 11/15/2028	223,900			(29,825)	(29,825)
92927KB#8	2016-2458-SC	CSWAP: EUR/USD 11/15/2028	671,700			(89,476)	(89,476)
92927KB#8	2016-2458-SD	CSWAP: EUR/USD 11/15/2028	8,396,250			(1,118,445)	(1,118,445)
92927KB@0	2016-2461-SA	CSWAP: EUR/USD 11/15/2026	111,950			(14,481)	(14,481)
92927KB@0	2016-2461-SD	CSWAP: EUR/USD 11/15/2026	447,800			(57,922)	(57,922)
92927KB@0	2016-2462-SA	CSWAP: EUR/USD 11/15/2026	5,037,750			(651,623)	(651,623)
G3663#AA9	2016-2524-SA	CSWAP: GBP/USD 12/15/2026	496,800			(85,720)	(85,720)
G3663#AA9	2016-2524-SB	CSWAP: GBP/USD 12/15/2026	5,961,600			(1,028,641)	(1,028,641)
G3663#AA9	2016-2524-SE	CSWAP: GBP/USD 12/15/2026	124,200			(21,430)	(21,430)
031100G#1	2016-2551-SC	CSWAP: GBP/USD 11/23/2028	2,320,850			(505,417)	(505,417)
031100G#1	2016-2551-SE	CSWAP: GBP/USD 11/23/2028	25,773,650			(5,612,787)	(5,612,787)
031100G#1	2016-2551-SF	CSWAP: GBP/USD 11/23/2028	610,750			(133,004)	(133,004)
G1745*AR2	2016-2593-SB	CSWAP: GBP/USD 11/10/2026	246,240			(47,669)	(47,669)
G1745*AR2	2016-2593-SC	CSWAP: GBP/USD 11/10/2026	12,558,240			(2,431,125)	(2,431,125)
G1745*AR2	2016-2593-SD	CSWAP: GBP/USD 11/10/2026	1,108,080			(214,511)	(214,511)
G1591#AV4	2016-2653-SA	CSWAP: GBP/USD 2/20/2027	3,669,000			(767,400)	(767,400)
G1591#AV4	2016-2653-SC	CSWAP: GBP/USD 2/20/2027	305,750			(63,950)	(63,950)
G1591#AU6	2016-2656-SA	CSWAP: GBP/USD 2/20/2025	4,586,250			(885,257)	(885,257)
G1591#AU6	2016-2656-SC	CSWAP: GBP/USD 2/20/2025	305,750			(59,017)	(59,017)
G1591#AV4	2016-2692-SA	CSWAP: GBP/USD 2/20/2027	1,223,000			(255,800)	(255,800)
G1591#AU6	2016-2693-SA	CSWAP: GBP/USD 2/20/2025	1,528,750			(295,086)	(295,086)
N5276#AA5	2016-2737-SA	CSWAP: EUR/USD 12/8/2023	211,600			(37,004)	(37,004)

ASSET CUSIP	HOLDING ID	ASSET DESCRIPTION	PAR VALUE	MARKET VALUE	INTEREST ACCRUED	DERIVATIVE MV ACCRUED	MARKET VALUE ACCRUED
N5276#AA5	2016-2737-SD	CSWAP: EUR/USD 12/8/2023	634,800			(111,013)	(111,013)
N5276#AA5	2016-2737-SE	CSWAP: EUR/USD 12/8/2023	7,935,000			(1,387,669)	(1,387,669)
N5276#AB3	2016-2740-SC	CSWAP: EUR/USD 12/8/2028	423,200			(81,027)	(81,027)
N5276#AB3	2016-2740-SD	CSWAP: EUR/USD 12/8/2028	4,761,000			(911,557)	(911,557)
N5276#AB3	2016-2741-SC	CSWAP: EUR/USD 12/8/2028	105,800			(20,257)	(20,257)
G8472#AE1	2016-2863-SA	CSWAP: GBP/USD 2/27/2029	254,360			(34,967)	(34,967)
G8472#AE1	2016-2863-SB	CSWAP: GBP/USD 2/27/2029	4,832,840			(664,373)	(664,373)
G8472#AE1	2016-2863-SD	CSWAP: GBP/USD 2/27/2029	763,080			(104,901)	(104,901)
G9605#AJ8	2017-3127-SA	CSWAP: GBP/USD 8/16/2027	1,124,280			(145,624)	(145,624)
G9605#AJ8	2017-3128-SC	CSWAP: GBP/USD 8/16/2027	2,248,560			(291,248)	(291,248)
G7059#AA2	2017-3188-SC	CSWAP: GBP/USD 8/5/2024	3,200,080			(404,876)	(404,876)
G7059#AA2	2017-3188-SE	CSWAP: GBP/USD 8/5/2024	6,400,160			(809,751)	(809,751)
879360C@2	2017-3295-SB	CSWAP: EUR/USD 4/18/2022	807,000			(124,486)	(124,486)
879360C@2	2017-3297-SC	CSWAP: EUR/USD 4/18/2022	1,614,000			(248,971)	(248,971)
879360C#0	2017-3299-SA	CSWAP: EUR/USD 4/18/2023	538,000			(84,939)	(84,939)
879360C#0	2017-3301-SC	CSWAP: EUR/USD 4/18/2023	1,076,000			(169,879)	(169,879)
N8502#AB3	2017-3304-SA	CSWAP: EUR/USD 4/18/2024	807,000			(129,829)	(129,829)
N8502#AB3	2017-3304-SC	CSWAP: EUR/USD 4/18/2024	538,000			(86,552)	(86,552)
N8502#AA5	2017-3322-SB	CSWAP: EUR/USD 4/18/2023	807,000			(127,409)	(127,409)
N8502#AA5	2017-3323-SB	CSWAP: EUR/USD 4/18/2023	1,614,000			(254,818)	(254,818)
G2616#AM3	2017-3539-SA	CSWAP: EUR/USD 9/13/2027	4,264,360			(571,702)	(571,702)
G2616#AM3	2017-3539-SB	CSWAP: EUR/USD 9/13/2027	2,132,180			(285,851)	(285,851)
Q2762#AA0	2017-3579-SA	CSWAP: AUD/USD 7/26/2027	1,510,400			(86,364)	(86,364)
Q2762#AA0	2017-3579-SC	CSWAP: AUD/USD 7/26/2027	302,080			(17,273)	(17,273)
Q2762#AA0	2017-3579-SF	CSWAP: AUD/USD 7/26/2027	6,721,280			(384,321)	(384,321)
G6093#AB0	2017-3610-SC	CSWAP: EUR/USD 7/19/2024	2,400,300			(236,083)	(236,083)
G6093#AB0	2017-3610-SD	CSWAP: EUR/USD 7/19/2024	571,500			(56,210)	(56,210)
G6093#AB0	2017-3610-SF	CSWAP: EUR/USD 7/19/2024	10,858,500			(1,067,994)	(1,067,994)
G5560@AB8	2017-3698-SA	CSWAP: GBP/USD 8/17/2027	393,750			(33,557)	(33,557)
G5560@AB8	2017-3698-SB	CSWAP: GBP/USD 8/17/2027	2,231,250			(190,158)	(190,158)
G5560@AB8	2017-3698-SF	CSWAP: GBP/USD 8/17/2027	9,843,750			(838,932)	(838,932)
G7304*AA9	2017-3925-SC	CSWAP: GBP/USD 10/31/2027	1,859,200			(149,546)	(149,546)
G7304*AA9	2017-3925-SE	CSWAP: GBP/USD 10/31/2027	398,400			(32,046)	(32,046)
G7304*AA9	2017-3925-SF	CSWAP: GBP/USD 10/31/2027	9,030,400			(726,367)	(726,367)
G7304*AB7	2017-3929-SB	CSWAP: GBP/USD 10/31/2029	9,163,200			(783,582)	(783,582)
G7304*AB7	2017-3929-SC	CSWAP: GBP/USD 10/31/2029	398,400			(34,069)	(34,069)
G7304*AB7	2017-3929-SE	CSWAP: GBP/USD 10/31/2029	1,726,400			(147,631)	(147,631)
372460D*3	2017-3989-SD	CSWAP: EUR/USD 10/30/2024	588,850			(35,999)	(35,999)
372460D*3	2017-3989-SE	CSWAP: EUR/USD 10/30/2024	706,620			(43,199)	(43,199)
372460D*3	2017-3989-SF	CSWAP: EUR/USD 10/30/2024	10,245,990			(626,388)	(626,388)
		CASH	127,977,678	127,977,678			127,977,678
			4,152,858,629	3,424,483,601	28,860,839	(29,945,143)	3,423,399,297

SCHEDULE IV
ASSET VALUATION METHODOLOGY
The Fair Market Value of any asset shall be the end-of-day price on the day prior to the closing date of the reinsurance transaction determined in accordance with the following pricing matrix, whereby Security Type is determined by the Ceding Company’s “ASSET_CLASS_CATEGORY” classification and “FLAG_AGENCY” field.2

ASSET_CLASS_CATEGORY	FLAG_AGENCY	Primary Source	Secondary Source	Tertiary Source	Quaternary Source
ABS		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
ABS-FLOATER		JPM Pricing Direct	IDC	Broker Quotes	Analyst/Trader
CLO		JPM Pricing Direct	IDC	Broker Quotes	Analyst/Trader
CMBS		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
CMO-A	Y	IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
CMO-A	N	JPM Pricing Direct	IDC	Broker Quotes	Analyst/Trader
CMO-B	Y	IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
CMO-B	N	JPM Pricing Direct	IDC	Broker Quotes	Analyst/Trader
COMMERCIAL MORTGAGES		DebtX	Analyst/Trader
EMD-CORPORATE		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
EMD-SOVERIGN		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
EQUITY SECURITIES		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
LIMITED PARTNERSHIPS		NAV Statement	Analyst/Trader
MUNICIPAL		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
PRIVATE-BIG		See Private Placement Process	Analyst/Trader
PRIVATE-IG		See Private Placement Process	Analyst/Trader
PUBLIC-BIG		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
PUBLIC-IG		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
SHORT-TERM		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader
US TREASURY		IDC	JPM Pricing Direct	Broker Quotes	Analyst/Trader

Commercial Mortgages shall be priced by DebtX. The Reinsurer will be responsible for requesting Debt X pricing, and the Ceding Company agrees that it shall provide all relevant information and inputs necessary to permit Debt X to price the Commercial Mortgages (DebtX Fields are listed in Schedule A hereto).

2 These are fields from seriatim holdings file. Data room file 2.5.1 - Single Source by USGAAP Entity RLI SLD VIAC_06302017.

Limited Partnerships and similar alternative investments will be valued based on most recent NAV, adjusted for any inflows/outflows since the last reported NAV Statement from the fund. The Ceding Company agrees to provide the most recent NAV Statement and any other Fund correspondence since the date of the most recent NAV Statement to the Reinsurer, where such NAV Statement shall value the investment as of a date no older than 150 calendar days prior to delivery of asset to the Reinsurer.

Private Placements shall be valued consistent with the Ceding Company’s internal policies for such assets, provided that the Reinsurer reserves the right to challenge any Private Placement price using Brokers quotes from any of SeaPort Global Securities LLC, StoneCastle Securities LLC or J.P. Morgan Securities Inc., and where any such Broker quote is lower than the Ceding Company’s price by 3.5 points or more, the parties agree that such Broker quote shall be used as the value for such asset in lieu of the Ceding Company’s price for such asset. In cases where a Broker may provide a spread in lieu of a price with respect to a Private Placement, such spread shall be converted to a price by applying such spread to the interpolated U.S. Treasury curve3 as of close of business on the Business Day before the Effective Date.

Any position which is valued via the Analyst/Trader protocol shall be valued by the Ceding Company, consistent with the Ceding Company’s valuation policy. The Ceding Company agrees to provide the Reinsurer documentation supporting such valuation, including valuation methodology, inputs and assumptions and any other information necessary for the Reinsurer to re-perform the measurement, and to the extent that there are differences, the parties agree in good faith to come to an agreed-upon valuation.
Additionally, the Ceding Company shall also agree to provide any valuation source with all information reasonably required by such valuation source to price any of the assets.
For any asset for which the Ceding Company would normally use a pricing service (the “Ceding Company Pricing Service”) that is different from the pricing service to be used hereunder (the “Reinsurer Pricing Service”), the Ceding Company reserves the right to challenge the price provided by the Reinsurer Pricing Service by directly presenting such challenge to the Reinsurer Pricing Service. In the event that (i) the Reinsurer Pricing Service accepts the Ceding Company’s challenge, and (ii) the accepted challenge results in a change to the challenged price of 3.5 points or more, the price determined pursuant to such challenge process shall be used to value the asset.

3 Daily treasury rate published online by the U.S. Treasury Department (treasury.gov).

SCHEDULE A – DEBTX FIELDS

As Of Date
Loan Number
Original Loan Date
Current Loan Amount
Maturity Date
Modified Loan
Modified Loan Date
Modified Loan Amount
Unpaid Principal Balance
Rate Type
Payment Amount
Next Payment Due Date
Paid Through Date
Balloon Date
Balloon Payment
Percent Owned
Lien Position
Borrower Name
Property Name
Property Address
Property City
Property State
Property Zip Code
Remaining Future Funding
Total Maturity Balance
Type of Jr Lien Allowed
Jr Lien Balance

Margin
Initial Rate Cap
Lifetime Rate Floor
Rate Adjustment Frequency
First Interest Rate Adjustment Date
Prepayment Penalty Type
Prepayment Penalty Term
Prepayment Penalty Structure
Call Feature
Call Frequency
Next Call Date
Origination Amortization Term- Months
Original Stated Term- Balloon Term
Interest Period
I/OConverts P&I- Amort Schedule
Current Property Value As of Date
Current LTV
Current Property Value
Current Property Value Source
Current LTV Combined
Property Type
Single Tenant
Tenant Name
Ground Lease
Recourse To Borrower
Guaranty Type
Credit Tenant/Tenant Lease
Current Net Cash Flow Reserve
Current Net Cash Flow

Occupancy Percentage
As of Date for Occupancy
Current NOI
Current NOI Date
Current DSCR Source
Debt Reserve Services
Current DSCR
Current DSCR- As of Date
Cross Default
Crossed Loan Number
Current Interest Rate
Payment Structure
Original Appraised Value
Original Appraised Value Source
Orig LTV
Orig LTVCombined
Prior Liens
Interest Accrual Basis
ARM Index
ARM Next Rate Change Date
Initial Maturity Date
Lockout Provision
Lockout End Date

SCHEDULE V
EXISTING INDEX HEDGES
See attached.4

4 This list is current as of 5/28/2018 and will be updated to be current as of 5/31/2018 following the Effective Date.

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian Call Spread	Advantage 9	900A	900A00073	2011-1892-L	SGDV	Societe Generale	119,500	9/19/2011	10/19/2019	GA
Asian	Spread 9	900S	900S00284	2011-2525-L	CSBDV	Credit Suisse International	523,560.00	11/21/2011	6/20/2019	GA
Asian	Spread 9	900S	900S00285	2011-2768-L	JPMDV	JPMORGAN CHASE BANK, N.A.	43,287.20	12/20/2011	9/21/2020	GA
Asian	Spread 9	900S	900S00286	2012-0164-L	CSBDV	Credit Suisse International	14,187	1/18/2012	10/14/2020	GA
Asian Call Spread	Advantage 9	900A	900A00074	2012-0219-L	MLIDV	Merrill Lynch International	128,573	1/25/2012	10/29/2020	GA
Asian	Spread 9	900S	900S00287	2012-0496-L	CSBDV	Credit Suisse International	12,622.80	2/28/2012	2/6/2021	GA
Asian	Spread 9	900S	900S00288	2012-0738-L	BARDV	Barclays Bank, PLC	1,583.40	3/29/2012	3/16/2021	GA
Asian	Spread 9	900S	900S00289	2012-0961-L	SGDV	Societe Generale	4,907	4/24/2012	4/11/2021	GA
Asian	Spread 9	900S	900S00290	2012-1178-L	GSIDV	Goldman Sachs International	5,294	5/17/2012	5/5/2021	GA
Asian	Market Smart 7	700K	700K00008	2012-1058-L	HSBDV	HSBC Bank USA, National Association	11,564	5/7/2012	1/10/2019	GA
Asian	Spread 9	900S	900S00291	2012-1440-L	SGDV	Societe Generale	11,413	6/19/2012	6/4/2021	GA
Asian	Spread 9	900S	900S00292	2012-1577-L	BARDV	Barclays Bank, PLC	3,763	7/10/2012	6/28/2021	GA
Asian	Spread 9	900S	900S00293	2012-1811-L	BARDV	Barclays Bank, PLC	5,343	8/7/2012	7/23/2021	GA
Asian	Spread 9	900S	900S00294	2012-2139-L	UBSDV	UBS AG	715	9/6/2012	8/22/2021	GA
Asian	Spread 9	900S	900S00295	2012-2381-L	GSIDV	Goldman Sachs International	8,985.90	10/2/2012	9/19/2021	GA
Asian	Spread 9	900S	900S00296	2012-2626-L	BNPDV	BNP Paribas	4,220	11/1/2012	10/17/2021	GA
Asian	Spread 9	900S	900S00297	2012-2901-L	CSBDV	Credit Suisse International	1,080	12/5/2012	11/18/2021	GA
Asian	Spread 9	900S	900S00298	2013-3142-L	HSBDV	HSBC Bank USA, National Association	11,583	1/2/2013	2/16/2021	GA
Asian	Market Smart 7	700K	700K00009	2013-3180-L	HSBDV	HSBC Bank USA, National Association	9,364	1/7/2013	8/25/2019	GA
Asian	Spread 9	900S	900S00299	2013-3592-L	HSBDV	HSBC Bank USA, National Association	3,919	2/20/2013	1/25/2022	GA
Asian	Spread 9	900S	900S00300	2013-3763-L	BNPDV	BNP Paribas	10,463.20	4/2/2013	3/18/2022	GA
Asian	Spread 9	900S	900S00301	2013-3915-L	BNPDV	BNP Paribas	5,607	5/7/2013	4/20/2022	GA
Asian	Spread 9	900S	900S00302	2013-4101-L	CITDV	Citibank, N.A.	3,586.20	6/17/2013	5/25/2022	GA
Asian	Spread 9	900S	900S00303	2013-4239-L	DBDV	Deutsche Bank AG	12,099	7/16/2013	6/28/2022	GA
Asian	Spread 9	900S	900S00304	2013-4319-L	SGDV	Societe Generale	16,486	8/6/2013	7/27/2022	GA
Asian	Spread 9	900S	900S00305	2013-4502-L	MSIDV	Morgan Stanley & Co International, PLC	1,911.80	9/11/2013	8/22/2022	GA
Asian	Spread 9	900S	900S00306	2013-4742-L	WCHDV	Wells Fargo Bank, N. A.	16,691.40	10/28/2013	10/2/2022	GA
Asian	Spread 9	900S	900S00307	2013-4912-L	CSBDV	Credit Suisse International	8,048	12/11/2013	11/18/2022	GA
Asian	Market Smart 10	100K	100K00055	2015-6645-L	HSBDV	HSBC Bank USA, National Association	72,942	1/27/2015	6/5/2022	GA
Asian	Market Smart 10	100K	100K00056	2015-6790-L	CITDV	Citibank, N.A.	97,687.20	3/3/2015	2/13/2025	GA
Asian	Market Smart 10	100K	100K00057	2015-6975-L	RBCDV	Royal Bank of Canada	136,511.20	4/7/2015	3/24/2025	GA
Asian	Market Smart 10	100K	100K00058	2015-7160-L	NATDV	NATIXIS SA	107,297	5/14/2015	5/1/2025	GA
Asian	Market Smart 10	100K	100K00059	2015-7331-L	BARDV	Barclays Bank, PLC	103,196.70	6/23/2015	6/7/2025	GA
Asian	Market Smart 10	100K	100K00060	2015-7550-L	RBCDV	Royal Bank of Canada	69,850	8/11/2015	3/30/2025	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Market Smart 10	100K	100K00061	2015-7621-L	WCHDV	Wells Fargo Bank, N. A.	52,537	8/26/2015	8/15/2025	GA
Asian	Market Smart 10	100K	100K00062	2015-7997-L	BARDV	Barclays Bank, PLC	86,022	10/29/2015	10/3/2025	GA
Asian	Market Smart 10	100K	100K00063	2016-9061-L	GSIDV	Goldman Sachs International	54,641	3/1/2016	1/6/2026	GA
Asian Call Spread	Advantage 5	510A	510A00068	2016-9550-L	GSIDV	Goldman Sachs International	60,490.40	5/17/2016	12/23/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00001-2	2017-2991-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,458	2/15/2017	2/14/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00001-3	2017-2998-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,316	2/15/2017	2/14/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00001-4	2017-2997-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,199	2/15/2017	2/14/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00001-5	2017-2995-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,097	2/15/2017	2/14/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00001-6	2017-2993-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,011	2/15/2017	2/14/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00001-7	2017-3000-L	JPMDV	JPMORGAN CHASE BANK, N.A.	6,063	2/15/2017	2/14/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00002-2	2017-3106-L	JPMDV	JPMORGAN CHASE BANK, N.A.	106	3/2/2017	3/1/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00002-3	2017-3107-L	JPMDV	JPMORGAN CHASE BANK, N.A.	96	3/2/2017	3/1/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00002-4	2017-3108-L	JPMDV	JPMORGAN CHASE BANK, N.A.	87	3/2/2017	3/1/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00002-5	2017-3109-L	JPMDV	JPMORGAN CHASE BANK, N.A.	79	3/2/2017	3/1/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00002-6	2017-3110-L	JPMDV	JPMORGAN CHASE BANK, N.A.	73	3/2/2017	3/1/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00002-7	2017-3111-L	JPMDV	JPMORGAN CHASE BANK, N.A.	442	3/2/2017	3/1/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00003-2	2017-3169-L	JPMDV	JPMORGAN CHASE BANK, N.A.	187	3/10/2017	3/9/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00003-3	2017-3170-L	JPMDV	JPMORGAN CHASE BANK, N.A.	168	3/10/2017	3/9/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00003-4	2017-3172-L	JPMDV	JPMORGAN CHASE BANK, N.A.	153	3/10/2017	3/9/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00003-5	2017-3171-L	JPMDV	JPMORGAN CHASE BANK, N.A.	140	3/10/2017	3/9/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00003-6	2017-3168-L	JPMDV	JPMORGAN CHASE BANK, N.A.	128	3/10/2017	3/9/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00003-7	2017-3166-L	JPMDV	JPMORGAN CHASE BANK, N.A.	779	3/10/2017	3/9/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00004-2	2017-3210-L	JPMDV	JPMORGAN CHASE BANK, N.A.	268	3/13/2017	3/8/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00004-3	2017-3211-L	JPMDV	JPMORGAN CHASE BANK, N.A.	242	3/13/2017	3/10/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00004-4	2017-3214-L	JPMDV	JPMORGAN CHASE BANK, N.A.	221	3/13/2017	3/10/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00004-5	2017-3213-L	JPMDV	JPMORGAN CHASE BANK, N.A.	202	3/13/2017	3/10/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00004-6	2017-3212-L	JPMDV	JPMORGAN CHASE BANK, N.A.	186	3/13/2017	3/10/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00004-7	2017-3208-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,128	3/13/2017	3/8/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00005-2	2017-3226-L	JPMDV	JPMORGAN CHASE BANK, N.A.	1,004	3/15/2017	3/2/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00005-3	2017-3227-L	JPMDV	JPMORGAN CHASE BANK, N.A.	905	3/15/2017	3/2/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00005-4	2017-3228-L	JPMDV	JPMORGAN CHASE BANK, N.A.	823	3/15/2017	3/2/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00005-5	2017-3229-L	JPMDV	JPMORGAN CHASE BANK, N.A.	754	3/15/2017	3/2/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00005-6	2017-3230-L	JPMDV	JPMORGAN CHASE BANK, N.A.	693	3/15/2017	3/2/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00005-7	2017-3231-L	JPMDV	JPMORGAN CHASE BANK, N.A.	4,209	3/15/2017	3/2/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00006-3	2017-3266-L	JPMDV	JPMORGAN CHASE BANK, N.A.	114	3/20/2017	3/16/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00006-4	2017-3267-L	JPMDV	JPMORGAN CHASE BANK, N.A.	104	3/20/2017	3/16/2021	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00006-5	2017-3268-L	JPMDV	JPMORGAN CHASE BANK, N.A.	95	3/20/2017	3/16/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00006-6	2017-3269-L	JPMDV	JPMORGAN CHASE BANK, N.A.	88	3/20/2017	3/16/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00006-7	2017-3270-L	JPMDV	JPMORGAN CHASE BANK, N.A.	533	3/20/2017	3/16/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00006-2	2017-3265-L	JPMDV	JPMORGAN CHASE BANK, N.A.	126	3/20/2017	3/16/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00001-2	2017-3366-L	CITDV	Citibank, N.A.	3,250	3/29/2017	3/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00001-3	2017-3369-L	CITDV	Citibank, N.A.	2,936	3/29/2017	3/18/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00001-4	2017-3371-L	CITDV	Citibank, N.A.	2,681	3/29/2017	3/18/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00001-5	2017-3365-L	CITDV	Citibank, N.A.	2,461	3/29/2017	3/18/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00001-6	2017-3368-L	CITDV	Citibank, N.A.	2,267	3/29/2017	3/18/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00001-7	2017-3363-L	CITDV	Citibank, N.A.	12,677	3/29/2017	3/18/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00002-2	2017-3483-L	CITDV	Citibank, N.A.	3,509	4/10/2017	4/3/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00002-3	2017-3484-L	CITDV	Citibank, N.A.	3,163	4/10/2017	4/3/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00002-6	2017-3487-L	CITDV	Citibank, N.A.	2,436	4/10/2017	4/3/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00002-7	2017-3489-L	CITDV	Citibank, N.A.	13,660	4/10/2017	4/3/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00002-5	2017-3486-L	CITDV	Citibank, N.A.	2,647	4/10/2017	4/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00002-4	2017-3485-L	CITDV	Citibank, N.A.	2,886	4/10/2017	4/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00003-2	2017-3683-L	CITDV	Citibank, N.A.	3,460	4/17/2017	4/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00003-3	2017-3685-L	CITDV	Citibank, N.A.	3,111	4/17/2017	4/9/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00003-4	2017-3688-L	CITDV	Citibank, N.A.	2,835	4/17/2017	4/9/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00003-7	2017-3694-L	CITDV	Citibank, N.A.	13,417	4/17/2017	4/9/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00003-5	2017-3692-L	CITDV	Citibank, N.A.	2,599	4/17/2017	4/8/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00003-6	2017-3693-L	CITDV	Citibank, N.A.	2,394	4/17/2017	4/6/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00007-2	2017-3705-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,704	4/18/2017	4/3/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00007-3	2017-3706-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,790	4/18/2017	4/3/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00007-4	2017-3708-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,970	4/18/2017	4/3/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00007-5	2017-3710-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,250	4/18/2017	4/3/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00007-6	2017-3711-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,594	4/18/2017	4/3/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00007-7	2017-3712-L	JPMDV	JPMORGAN CHASE BANK, N.A.	51,256	4/18/2017	4/3/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00004-3	2017-3784-L	CITDV	Citibank, N.A.	5,550	4/27/2017	4/20/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00004-4	2017-3785-L	CITDV	Citibank, N.A.	5,053	4/27/2017	4/20/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00004-5	2017-3783-L	CITDV	Citibank, N.A.	4,630	4/27/2017	4/20/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00004-6	2017-3781-L	CITDV	Citibank, N.A.	4,259	4/27/2017	4/20/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00004-2	2017-3782-L	CITDV	Citibank, N.A.	6,177	4/27/2017	4/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00004-7	2017-3780-L	CITDV	Citibank, N.A.	23,932	4/27/2017	4/19/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00005-2	2017-3829-L	CITDV	Citibank, N.A.	3,441	5/2/2017	4/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00005-3	2017-3831-L	CITDV	Citibank, N.A.	3,094	5/2/2017	4/21/2020	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00005-4	2017-3832-L	CITDV	Citibank, N.A.	2,819	5/2/2017	4/21/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00005-5	2017-3833-L	CITDV	Citibank, N.A.	2,584	5/2/2017	4/21/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00005-6	2017-3834-L	CITDV	Citibank, N.A.	2,378	5/2/2017	4/21/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00005-7	2017-3835-L	CITDV	Citibank, N.A.	13,305	5/2/2017	4/19/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00008-2	2017-3892-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,024	5/10/2017	4/27/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00008-3	2017-3894-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,428	5/10/2017	4/27/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00008-4	2017-3890-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,158	5/10/2017	4/27/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00008-5	2017-3893-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,076	5/10/2017	4/27/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00008-6	2017-3895-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,093	5/10/2017	4/27/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00008-7	2017-3896-L	JPMDV	JPMORGAN CHASE BANK, N.A.	69,120	5/10/2017	4/26/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00006-2	2017-3957-L	CITDV	Citibank, N.A.	3,548	5/15/2017	5/7/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00006-3	2017-3961-L	CITDV	Citibank, N.A.	3,193	5/15/2017	5/7/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00006-4	2017-3962-L	CITDV	Citibank, N.A.	2,910	5/15/2017	5/7/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00006-7	2017-3966-L	CITDV	Citibank, N.A.	13,771	5/15/2017	5/7/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00006-5	2017-3959-L	CITDV	Citibank, N.A.	2,669	5/15/2017	5/6/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00006-6	2017-3964-L	CITDV	Citibank, N.A.	2,456	5/15/2017	5/5/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00007-3	2017-4002-L	CITDV	Citibank, N.A.	4,317	5/18/2017	5/12/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00007-4	2017-4001-L	CITDV	Citibank, N.A.	3,959	5/18/2017	5/12/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00007-5	2017-4003-L	CITDV	Citibank, N.A.	3,647	5/18/2017	5/12/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00007-6	2017-3998-L	CITDV	Citibank, N.A.	3,369	5/18/2017	5/12/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00007-2	2017-3999-L	CITDV	Citibank, N.A.	4,753	5/18/2017	5/10/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00007-7	2017-4006-L	CITDV	Citibank, N.A.	18,880	5/18/2017	5/10/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00008-2	2017-4011-L	CITDV	Citibank, N.A.	8,445	5/19/2017	5/15/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00008-3	2017-4013-L	CITDV	Citibank, N.A.	7,615	5/19/2017	5/15/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00008-6	2017-4018-L	CITDV	Citibank, N.A.	5,880	5/19/2017	5/15/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00008-7	2017-4019-L	CITDV	Citibank, N.A.	32,971	5/19/2017	5/15/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00008-4	2017-4014-L	CITDV	Citibank, N.A.	6,953	5/19/2017	5/14/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00008-5	2017-4016-L	CITDV	Citibank, N.A.	6,384	5/19/2017	5/13/2022	GA
Cliquet	MCI	100M	100M02218	2017-4106-L	UBSDV	UBS AG	54,063	5/26/2017	5/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00009-2	2017-4053-L	CITDV	Citibank, N.A.	12,348	5/24/2017	5/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00009-3	2017-4055-L	CITDV	Citibank, N.A.	11,061	5/24/2017	5/20/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00009-4	2017-4056-L	CITDV	Citibank, N.A.	10,054	5/24/2017	5/20/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00009-5	2017-4057-L	CITDV	Citibank, N.A.	9,206	5/24/2017	5/20/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00009-7	2017-4054-L	CITDV	Citibank, N.A.	47,442	5/24/2017	5/20/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00010-2	2017-4071-L	CITDV	Citibank, N.A.	3,891	5/25/2017	5/21/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00010-3	2017-4073-L	CITDV	Citibank, N.A.	3,473	5/25/2017	5/21/2020	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00010-4	2017-4077-L	CITDV	Citibank, N.A.	3,150	5/25/2017	5/21/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00009-2	2017-4062-L	JPMDV	JPMORGAN CHASE BANK, N.A.	20,166	5/24/2017	5/13/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00009-3	2017-4066-L	JPMDV	JPMORGAN CHASE BANK, N.A.	18,248	5/24/2017	5/13/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00009-4	2017-4061-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,738	5/24/2017	5/13/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00009-5	2017-4065-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,411	5/24/2017	5/13/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00009-6	2017-4058-L	CITDV	Citibank, N.A.	8,460	5/24/2017	5/19/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00010-5	2017-4078-L	CITDV	Citibank, N.A.	2,878	5/25/2017	5/20/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00010-6	2017-4079-L	CITDV	Citibank, N.A.	2,642	5/25/2017	5/19/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00009-6	2017-4064-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,240	5/24/2017	5/12/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00010-7	2017-4080-L	CITDV	Citibank, N.A.	14,786	5/25/2017	5/21/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00009-7	2017-4060-L	JPMDV	JPMORGAN CHASE BANK, N.A.	88,662	5/24/2017	5/13/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00011-2	2017-4130-L	CITDV	Citibank, N.A.	3,647	5/31/2017	5/28/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00011-3	2017-4131-L	CITDV	Citibank, N.A.	3,292	5/31/2017	5/28/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00011-4	2017-4132-L	CITDV	Citibank, N.A.	3,006	5/31/2017	5/28/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00011-7	2017-4135-L	CITDV	Citibank, N.A.	14,274	5/31/2017	5/28/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00011-5	2017-4133-L	CITDV	Citibank, N.A.	2,762	5/31/2017	5/27/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00011-6	2017-4134-L	CITDV	Citibank, N.A.	2,546	5/31/2017	5/26/2023	GA
Cliquet	MCI	100M	100M02221	2017-4148-L	BOADV	Bank of America, N.A.	78,843	6/1/2017	5/30/2018	GA
Asian	Spread 1	100S	100S03425	2017-4144-L	GSIDV	Goldman Sachs International	41,561	6/1/2017	5/29/2018	GA
Digital	Trigger	10PT	10PT00775	2017-4146-L	GSIDV	Goldman Sachs International	22,642	6/1/2017	5/30/2018	GA
Call Spread	Secure	100C	100C03538	2017-4142-L	GSIDV	Goldman Sachs International	357,019	6/1/2017	5/31/2018	GA
Call Spread	Secure	100C	100C03539	2017-4151-L	NATDV	NATIXIS SA	500,505	6/2/2017	6/1/2018	GA
Cliquet	MCI	100M	100M02222	2017-4156-L	GSIDV	Goldman Sachs International	98,108	6/2/2017	5/31/2018	GA
Asian	Spread 1	100S	100S03426	2017-4153-L	NATDV	NATIXIS SA	85,340	6/2/2017	6/2/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00216	2017-4147-L	DBDV	Deutsche Bank AG	25,421	6/1/2017	5/29/2018	GA
Asian	Spread 9	900S	900S00308	2017-4155-L	NATDV	NATIXIS SA	5,519	6/2/2017	1/28/2023	GA
Asian	Spread 1	100S	100S03427	2017-4167-L	GSIDV	Goldman Sachs International	39,208	6/5/2017	6/1/2018	GA
Basket	Envoy Cap	10EC	10EC02177	2017-4165-L	BARDV	Barclays Bank, PLC	29,668	6/5/2017	6/1/2018	GA
Digital	Trigger	10PT	10PT00776	2017-4164-L	NATDV	NATIXIS SA	51,461	6/5/2017	6/2/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01052	2017-3512-S	GSIDV	Goldman Sachs International	28,000	6/2/2017	6/1/2018	GA
Call Spread	Secure	100C	100C03541	2017-4170-L	GSIDV	Goldman Sachs International	863,400	6/6/2017	6/4/2018	GA
Call Spread	Secure	100C	100C03540	2017-4168-L	GSIDV	Goldman Sachs International	354,189	6/5/2017	6/1/2018	GA
Cliquet	MCI	100M	100M02223	2017-4163-L	GSIDV	Goldman Sachs International	74,366	6/5/2017	6/1/2018	GA
Cliquet	MCI	100M	100M02224	2017-4181-L	GSIDV	Goldman Sachs International	171,765	6/6/2017	6/4/2018	GA
Call	Secure Par	100P	100P00767	2017-4172-L	GSIDV	Goldman Sachs International	56,477	6/6/2017	6/1/2018	GA
Asian	Spread 1	100S	100S03428	2017-4173-L	GSIDV	Goldman Sachs International	103,651	6/6/2017	6/4/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Basket	Envoy Cap	10EC	10EC02178	2017-4186-L	GSIDV	Goldman Sachs International	59,303	6/6/2017	6/4/2018	GA
Digital	Trigger	10PT	10PT00777	2017-4176-L	GSIDV	Goldman Sachs International	53,993	6/6/2017	6/2/2018	GA
Asian Call Spread	Regency	110R	110R01086	2017-4174-L	GSIDV	Goldman Sachs International	37,452	6/6/2017	5/31/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00217	2017-4162-L	DBDV	Deutsche Bank AG	16,818	6/5/2017	5/29/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-1	2017-4178-L	CITDV	Citibank, N.A.	6,397	6/6/2017	6/1/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-3	2017-4180-L	CITDV	Citibank, N.A.	4,990	6/6/2017	6/1/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-4	2017-4194-L	CITDV	Citibank, N.A.	4,550	6/6/2017	6/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-5	2017-4183-L	CITDV	Citibank, N.A.	4,175	6/6/2017	6/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-6	2017-4184-L	CITDV	Citibank, N.A.	3,845	6/6/2017	6/1/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-1	2017-4187-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,852	6/6/2017	5/29/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-2	2017-4195-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,096	6/6/2017	5/29/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-3	2017-4193-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,932	6/6/2017	5/29/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-2	2017-4179-L	CITDV	Citibank, N.A.	5,550	6/6/2017	5/31/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-4	2017-4189-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,935	6/6/2017	5/28/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-5	2017-4190-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,115	6/6/2017	5/27/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-6	2017-4191-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,372	6/6/2017	5/26/2023	GA
Swaption	Interest Rate Benchmark	10RC	10RC01053	2017-3530-S	GSIDV	Goldman Sachs International	19,000	6/5/2017	6/1/2018	GA
Call Spread	Secure	100C	100C03542	2017-4197-L	GSIDV	Goldman Sachs International	359,228	6/7/2017	6/7/2018	GA
Cliquet	MCI	100M	100M02225	2017-4200-L	MSIDV	Morgan Stanley & Co International, PLC	76,334	6/7/2017	6/1/2018	GA
Asian	Spread 1	100S	100S03429	2017-4199-L	GSIDV	Goldman Sachs International	37,789	6/7/2017	6/5/2018	GA
Digital	Trigger	10PT	10PT00778	2017-4196-L	GSIDV	Goldman Sachs International	45,959	6/7/2017	6/2/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00218	2017-4177-L	DBDV	Deutsche Bank AG	17,301	6/6/2017	6/4/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00012-7	2017-4185-L	CITDV	Citibank, N.A.	21,547	6/6/2017	5/31/2024	GA
Swaption	Interest Rate Benchmark	10RC	10RC01054	2017-3531-S	NATDV	NATIXIS SA	37,650	6/6/2017	6/1/2018	GA
Cliquet	MCI	100M	100M02226	2017-4204-L	GSIDV	Goldman Sachs International	51,460	6/8/2017	6/6/2018	GA
Asian	Spread 1	100S	100S03430	2017-4203-L	GSIDV	Goldman Sachs International	19,392	6/8/2017	6/4/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00010-7	2017-4192-L	JPMDV	JPMORGAN CHASE BANK, N.A.	57,803	6/6/2017	5/29/2024	GA
Swaption	Interest Rate Benchmark	10RC	10RC01055	2017-3534-S	NATDV	NATIXIS SA	25,950	6/7/2017	6/7/2018	GA
Call Spread	Secure	100C	100C03543	2017-4201-L	GSIDV	Goldman Sachs International	251,873	6/8/2017	6/8/2018	GA
Call Spread	Secure	100C	100C03544	2017-4212-L	GSIDV	Goldman Sachs International	417,891	6/9/2017	6/8/2018	GA
Cliquet	MCI	100M	100M02227	2017-4218-L	GSIDV	Goldman Sachs International	54,225	6/9/2017	6/8/2018	GA
Asian	Spread 1	100S	100S03431	2017-4214-L	GSIDV	Goldman Sachs International	42,047	6/9/2017	6/8/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01056	2017-3540-S	GSIDV	Goldman Sachs International	19,000	6/8/2017	6/7/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03545	2017-4244-L	HSBDV	HSBC Bank USA, National Association	310,748	6/12/2017	6/8/2018	GA
Cliquet	MCI	100M	100M02228	2017-4253-L	UBSDV	UBS AG	79,419	6/12/2017	6/8/2018	GA
Asian	Spread 1	100S	100S03432	2017-4247-L	HSBDV	HSBC Bank USA, National Association	32,674	6/12/2017	6/8/2018	GA
Digital	Trigger	10PT	10PT00779	2017-4245-L	GSIDV	Goldman Sachs International	32,460	6/12/2017	6/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-1	2017-4249-L	CITDV	Citibank, N.A.	3,931	6/12/2017	6/1/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-2	2017-4251-L	CITDV	Citibank, N.A.	3,441	6/12/2017	5/31/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-3	2017-4252-L	CITDV	Citibank, N.A.	3,106	6/12/2017	6/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-5	2017-4256-L	CITDV	Citibank, N.A.	2,609	6/12/2017	6/2/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-6	2017-4257-L	CITDV	Citibank, N.A.	2,406	6/12/2017	6/2/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-7	2017-4255-L	CITDV	Citibank, N.A.	13,475	6/12/2017	5/31/2024	GA
Basket	Envoy Cap	10EC	10EC02180	2017-4248-L	NATDV	NATIXIS SA	21,231	6/12/2017	6/8/2018	GA
Basket	Envoy Cap	10EC	10EC02181	2017-4263-L	CITDV	Citibank, N.A.	26,681	6/13/2017	6/11/2018	GA
Call Spread	Secure	100C	100C03546	2017-4259-L	BARDV	Barclays Bank, PLC	916,858	6/13/2017	6/12/2018	GA
Cliquet	MCI	100M	100M02229	2017-4265-L	MSIDV	Morgan Stanley & Co International, PLC	201,997	6/13/2017	6/11/2018	GA
Asian	Spread 1	100S	100S03433	2017-4261-L	BARDV	Barclays Bank, PLC	68,173	6/13/2017	6/10/2018	GA
Digital	Trigger	10PT	10PT00780	2017-4262-L	HSBDV	HSBC Bank USA, National Association	36,585	6/13/2017	6/11/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00219	2017-4215-L	DBDV	Deutsche Bank AG	17,993	6/9/2017	6/8/2018	GA
Call Spread	Secure	100C	100C03547	2017-4266-L	HSBDV	HSBC Bank USA, National Association	317,406	6/14/2017	6/11/2018	GA
Cliquet	MCI	100M	100M02230	2017-4280-L	GSIDV	Goldman Sachs International	86,329	6/14/2017	6/12/2018	GA
Call	Secure Par	100P	100P00768	2017-4268-L	HSBDV	HSBC Bank USA, National Association	55,568	6/14/2017	6/8/2018	GA
Asian	Spread 1	100S	100S03434	2017-4269-L	HSBDV	HSBC Bank USA, National Association	28,759	6/14/2017	6/12/2018	GA
Digital	Trigger	10PT	10PT00781	2017-4270-L	CSBDV	Credit Suisse International	20,850	6/14/2017	6/13/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00220	2017-4258-L	DBDV	Deutsche Bank AG	28,574	6/13/2017	6/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00013-4	2017-4254-L	CITDV	Citibank, N.A.	2,838	6/12/2017	6/2/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-2	2017-4272-L	CITDV	Citibank, N.A.	3,463	6/14/2017	6/10/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-3	2017-4273-L	CITDV	Citibank, N.A.	3,128	6/14/2017	6/10/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-4	2017-4274-L	CITDV	Citibank, N.A.	2,860	6/14/2017	6/10/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-5	2017-4276-L	CITDV	Citibank, N.A.	2,630	6/14/2017	6/10/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-7	2017-4278-L	CITDV	Citibank, N.A.	13,603	6/14/2017	6/10/2024	GA
Swaption	Interest Rate Benchmark	10RC	10RC01057	2017-3554-S	BNPDV	BNP Paribas	71,000	6/13/2017	6/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-1	2017-4271-L	CITDV	Citibank, N.A.	3,957	6/14/2017	6/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00014-6	2017-4277-L	CITDV	Citibank, N.A.	2,426	6/14/2017	6/9/2023	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03548	2017-4281-L	HSBDV	HSBC Bank USA, National Association	272,907	6/15/2017	6/13/2018	GA
Cliquet	MCI	100M	100M02231	2017-4285-L	GSIDV	Goldman Sachs International	80,830	6/15/2017	6/13/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01058	2017-3555-S	BNPDV	BNP Paribas	18,000	6/14/2017	6/12/2018	GA
Call Spread	Secure	100C	100C03549	2017-4289-L	HSBDV	HSBC Bank USA, National Association	355,046	6/16/2017	6/15/2018	GA
Cliquet	MCI	100M	100M02232	2017-4299-L	GSIDV	Goldman Sachs International	66,987	6/16/2017	6/15/2018	GA
Asian	Spread 1	100S	100S03436	2017-4288-L	HSBDV	HSBC Bank USA, National Association	68,969	6/16/2017	6/14/2018	GA
Digital	Trigger	10PT	10PT00782	2017-4291-L	GSIDV	Goldman Sachs International	25,611	6/16/2017	6/15/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00221	2017-4284-L	DBDV	Deutsche Bank AG	14,984	6/15/2017	6/11/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-1	2017-4302-L	CITDV	Citibank, N.A.	7,351	6/16/2017	6/14/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-2	2017-4303-L	CITDV	Citibank, N.A.	6,493	6/16/2017	6/14/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-4	2017-4305-L	CITDV	Citibank, N.A.	5,396	6/16/2017	6/14/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-5	2017-4306-L	CITDV	Citibank, N.A.	4,970	6/16/2017	6/14/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-6	2017-4308-L	CITDV	Citibank, N.A.	4,592	6/16/2017	6/14/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-7	2017-4309-L	CITDV	Citibank, N.A.	25,757	6/16/2017	6/14/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-1	2017-4292-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,046	6/16/2017	6/5/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-3	2017-4294-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,339	6/16/2017	6/5/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-6	2017-4297-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,831	6/16/2017	6/5/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-7	2017-4298-L	JPMDV	JPMORGAN CHASE BANK, N.A.	55,327	6/16/2017	6/5/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-4	2017-4295-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,426	6/16/2017	6/4/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-5	2017-4296-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,656	6/16/2017	6/3/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00015-3	2017-4304-L	CITDV	Citibank, N.A.	5,891	6/16/2017	6/12/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00011-2	2017-4293-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,458	6/16/2017	6/5/2019	GA
Call Spread	Secure	100C	100C03550	2017-4316-L	HSBDV	HSBC Bank USA, National Association	358,218	6/19/2017	6/15/2018	GA
Cliquet	MCI	100M	100M02233	2017-4322-L	UBSDV	UBS AG	84,743	6/19/2017	6/15/2018	GA
Asian	Spread 1	100S	100S03435	2017-4283-L	HSBDV	HSBC Bank USA, National Association	14,992	6/15/2017	6/12/2018	GA
Asian	Spread 1	100S	100S03437	2017-4318-L	HSBDV	HSBC Bank USA, National Association	56,563	6/19/2017	6/12/2018	GA
Digital	Trigger	10PT	10PT00783	2017-4319-L	GSIDV	Goldman Sachs International	17,421	6/19/2017	6/13/2018	GA
Basket	Envoy Cap	10EC	10EC02179	2017-4205-L	BARDV	Barclays Bank, PLC	40,856	6/8/2017	6/7/2018	GA
Basket	Envoy Cap	10EC	10EC02182	2017-4300-L	BARDV	Barclays Bank, PLC	67,333	6/16/2017	6/15/2018	GA
Call Spread	Secure	100C	100C03551	2017-4334-L	GSIDV	Goldman Sachs International	933,319	6/20/2017	6/18/2018	GA
Cliquet	MCI	100M	100M02234	2017-4355-L	BOADV	Bank of America, N.A.	171,873	6/20/2017	6/19/2018	GA
Asian	Spread 1	100S	100S03438	2017-4336-L	GSIDV	Goldman Sachs International	126,957	6/20/2017	6/18/2018	GA
Basket	Envoy Cap	10EC	10EC02183	2017-4354-L	NATDV	NATIXIS SA	39,251	6/20/2017	6/18/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00784	2017-4332-L	HSBDV	HSBC Bank USA, National Association	48,916	6/20/2017	6/18/2018	GA
Asian Call Spread	Regency	110R	110R01087	2017-4337-L	GSIDV	Goldman Sachs International	31,434	6/20/2017	6/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-1	2017-4340-L	CITDV	Citibank, N.A.	3,819	6/20/2017	6/19/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-2	2017-4341-L	CITDV	Citibank, N.A.	3,337	6/20/2017	6/19/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-3	2017-4339-L	CITDV	Citibank, N.A.	3,011	6/20/2017	6/19/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-6	2017-4344-L	CITDV	Citibank, N.A.	2,332	6/20/2017	6/19/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-7	2017-4345-L	CITDV	Citibank, N.A.	13,091	6/20/2017	6/19/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-4	2017-4342-L	CITDV	Citibank, N.A.	2,751	6/20/2017	6/18/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00016-5	2017-4343-L	CITDV	Citibank, N.A.	2,529	6/20/2017	6/17/2022	GA
Swaption	Interest Rate Benchmark	10RC	10RC01059	2017-3556-S	GSIDV	Goldman Sachs International	18,000	6/16/2017	6/14/2018	GA
Call Spread	Secure	100C	100C03552	2017-4358-L	WCHDV	Wells Fargo Bank, N. A.	381,380	6/21/2017	6/22/2018	GA
Cliquet	MCI	100M	100M02235	2017-4365-L	BOADV	Bank of America, N.A.	73,424	6/21/2017	6/20/2018	GA
Call	Secure Par	100P	100P00769	2017-4361-L	WCHDV	Wells Fargo Bank, N. A.	58,454	6/21/2017	6/15/2018	GA
Asian	Spread 1	100S	100S03439	2017-4360-L	WCHDV	Wells Fargo Bank, N. A.	23,733	6/21/2017	6/19/2018	GA
Digital	Trigger	10PT	10PT00785	2017-4362-L	GSIDV	Goldman Sachs International	22,092	6/21/2017	6/20/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00222	2017-4323-L	DBDV	Deutsche Bank AG	25,068	6/20/2017	6/13/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01060	2017-3574-S	BNPDV	BNP Paribas	67,900	6/20/2017	6/20/2018	GA
Call Spread	Secure	100C	100C03553	2017-4366-L	NATDV	NATIXIS SA	289,134	6/22/2017	6/20/2018	GA
Cliquet	MCI	100M	100M02236	2017-4376-L	UBSDV	UBS AG	55,905	6/22/2017	6/19/2018	GA
Asian	Spread 1	100S	100S03440	2017-4371-L	NATDV	NATIXIS SA	24,982	6/22/2017	6/20/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00223	2017-4357-L	DBDV	Deutsche Bank AG	14,567	6/21/2017	6/20/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-1	2017-4381-L	CITDV	Citibank, N.A.	8,993	6/22/2017	6/15/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-3	2017-4384-L	CITDV	Citibank, N.A.	7,139	6/22/2017	6/15/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-4	2017-4385-L	CITDV	Citibank, N.A.	6,532	6/22/2017	6/15/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-5	2017-4386-L	CITDV	Citibank, N.A.	6,010	6/22/2017	6/15/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-6	2017-4387-L	CITDV	Citibank, N.A.	5,547	6/22/2017	6/15/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-1	2017-4372-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,468	6/22/2017	6/14/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-2	2017-4373-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,004	6/22/2017	6/14/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-4	2017-4377-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,085	6/22/2017	6/14/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-5	2017-4378-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,349	6/22/2017	6/14/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-6	2017-4379-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,657	6/22/2017	6/14/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-7	2017-4382-L	JPMDV	JPMORGAN CHASE BANK, N.A.	53,544	6/22/2017	6/14/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-2	2017-4383-L	CITDV	Citibank, N.A.	7,893	6/22/2017	6/14/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00017-7	2017-4388-L	CITDV	Citibank, N.A.	31,074	6/22/2017	6/14/2024	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00012-3	2017-4374-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,957	6/22/2017	6/12/2020	GA
Swaption	Interest Rate Benchmark	10RC	10RC01061	2017-3580-S	GSIDV	Goldman Sachs International	15,600	6/21/2017	6/19/2018	GA
Call Spread	Secure	100C	100C03554	2017-4390-L	WCHDV	Wells Fargo Bank, N. A.	383,381	6/23/2017	6/22/2018	GA
Cliquet	MCI	100M	100M02237	2017-4394-L	UBSDV	UBS AG	62,498	6/23/2017	6/22/2018	GA
Asian	Spread 1	100S	100S03441	2017-4392-L	WCHDV	Wells Fargo Bank, N. A.	80,421	6/23/2017	6/21/2018	GA
Basket	Envoy Cap	10EC	10EC02184	2017-4395-L	NATDV	NATIXIS SA	32,712	6/23/2017	6/27/2018	GA
Digital	Trigger	10PT	10PT00786	2017-4393-L	GSIDV	Goldman Sachs International	33,259	6/23/2017	6/19/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01062	2017-3581-S	BNPDV	BNP Paribas	18,800	6/22/2017	6/21/2018	GA
Cliquet	MCI	100M	100M02238	2017-4410-L	UBSDV	UBS AG	76,826	6/26/2017	6/23/2018	GA
Asian	Spread 1	100S	100S03442	2017-4397-L	HSBDV	HSBC Bank USA, National Association	26,975	6/26/2017	6/22/2018	GA
Basket	Envoy Cap	10EC	10EC02185	2017-4404-L	CITDV	Citibank, N.A.	28,268	6/26/2017	6/13/2018	GA
Digital	Trigger	10PT	10PT00787	2017-4398-L	CSBDV	Credit Suisse International	22,300	6/26/2017	6/25/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00224	2017-4389-L	DBDV	Deutsche Bank AG	21,907	6/23/2017	6/20/2018	GA
Call Spread	Secure	100C	100C03555	2017-4400-L	HSBDV	HSBC Bank USA, National Association	415,027	6/26/2017	6/22/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-1	2017-4402-L	CITDV	Citibank, N.A.	7,406	6/26/2017	6/22/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-3	2017-4405-L	CITDV	Citibank, N.A.	5,834	6/26/2017	6/22/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-4	2017-4406-L	CITDV	Citibank, N.A.	5,328	6/26/2017	6/22/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-5	2017-4407-L	CITDV	Citibank, N.A.	4,895	6/26/2017	6/22/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-6	2017-4408-L	CITDV	Citibank, N.A.	4,514	6/26/2017	6/22/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-2	2017-4403-L	CITDV	Citibank, N.A.	6,469	6/26/2017	6/21/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00018-7	2017-4409-L	CITDV	Citibank, N.A.	25,327	6/26/2017	6/21/2024	GA
Call Spread	Secure	100C	100C03556	2017-4418-L	HSBDV	HSBC Bank USA, National Association	944,416	6/27/2017	6/22/2018	GA
Asian	Spread 1	100S	100S03443	2017-4421-L	HSBDV	HSBC Bank USA, National Association	68,064	6/27/2017	6/25/2018	GA
Call	Secure Par	100P	100P00770	2017-4420-L	HSBDV	HSBC Bank USA, National Association	57,753	6/27/2017	6/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01064	2017-3604-S	NATDV	NATIXIS SA	79,750	6/27/2017	6/25/2018	GA
Digital	Trigger	10PT	10PT00788	2017-4426-L	HSBDV	HSBC Bank USA, National Association	53,113	6/27/2017	6/24/2018	GA
Cliquet	MCI	100M	100M02239	2017-4439-L	GSIDV	Goldman Sachs International	201,109	6/27/2017	6/24/2018	GA
Basket	Envoy Cap	10EC	10EC02186	2017-4432-L	BARDV	Barclays Bank, PLC	63,201	6/27/2017	6/22/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-1	2017-4427-L	CITDV	Citibank, N.A.	8,813	6/27/2017	6/22/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-2	2017-4428-L	CITDV	Citibank, N.A.	7,758	6/27/2017	6/24/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-3	2017-4429-L	CITDV	Citibank, N.A.	7,026	6/27/2017	6/24/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-4	2017-4430-L	CITDV	Citibank, N.A.	6,430	6/27/2017	6/24/2021	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-5	2017-4431-L	CITDV	Citibank, N.A.	5,915	6/27/2017	6/24/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-7	2017-4437-L	CITDV	Citibank, N.A.	30,613	6/27/2017	6/24/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00019-6	2017-4433-L	CITDV	Citibank, N.A.	5,459	6/27/2017	6/23/2023	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00225	2017-4422-L	DBDV	Deutsche Bank AG	37,580	6/27/2017	6/23/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01063	2017-3599-S	GSIDV	Goldman Sachs International	14,000	6/26/2017	6/22/2018	GA
Call Spread	Secure	100C	100C03557	2017-4444-L	WCHDV	Wells Fargo Bank, N. A.	353,746	6/28/2017	6/27/2018	GA
Asian	Spread 1	100S	100S03444	2017-4442-L	WCHDV	Wells Fargo Bank, N. A.	25,276	6/28/2017	6/27/2018	GA
Digital	Trigger	10PT	10PT00789	2017-4443-L	HSBDV	HSBC Bank USA, National Association	37,795	6/28/2017	6/25/2018	GA
Cliquet	MCI	100M	100M02240	2017-4446-L	GSIDV	Goldman Sachs International	64,934	6/28/2017	6/27/2018	GA
Call Spread	Secure	100C	100C03558	2017-4459-L	HSBDV	HSBC Bank USA, National Association	238,841	6/29/2017	7/3/2018	GA
Asian	Spread 1	100S	100S03445	2017-4468-L	HSBDV	HSBC Bank USA, National Association	31,622	6/29/2017	6/29/2018	GA
Cliquet	MCI	100M	100M02241	2017-4469-L	BOADV	Bank of America, N.A.	47,397	6/29/2017	6/24/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00226	2017-4441-L	DBDV	Deutsche Bank AG	13,172	6/28/2017	6/27/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01065	2017-3605-S	GSIDV	Goldman Sachs International	21,000	6/28/2017	6/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-3	2017-4453-L	CITDV	Citibank, N.A.	4,176	6/29/2017	6/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-4	2017-4454-L	CITDV	Citibank, N.A.	3,847	6/29/2017	6/23/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-5	2017-4455-L	CITDV	Citibank, N.A.	3,555	6/29/2017	6/23/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-6	2017-4456-L	CITDV	Citibank, N.A.	3,290	6/29/2017	6/23/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-1	2017-4451-L	CITDV	Citibank, N.A.	5,052	6/29/2017	6/22/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-2	2017-4452-L	CITDV	Citibank, N.A.	4,561	6/29/2017	6/21/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-3	2017-4463-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,709	6/29/2017	6/23/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-4	2017-4464-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,882	6/29/2017	6/23/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-5	2017-4465-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,171	6/29/2017	6/23/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-6	2017-4466-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,501	6/29/2017	6/23/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-1	2017-4460-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,946	6/29/2017	6/22/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-2	2017-4462-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,684	6/29/2017	6/21/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00013-7	2017-4467-L	JPMDV	JPMORGAN CHASE BANK, N.A.	52,018	6/29/2017	6/21/2024	GA
Call Spread	Secure	100C	100C03559	2017-4472-L	CITDV	Citibank, N.A.	325,815	6/30/2017	6/29/2018	GA
Asian	Spread 1	100S	100S03446	2017-4474-L	CITDV	Citibank, N.A.	53,767	6/30/2017	6/29/2018	GA
Digital	Trigger	10PT	10PT00790	2017-4482-L	CSBDV	Credit Suisse International	27,314	6/30/2017	6/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01066	2017-3611-S	BNPDV	BNP Paribas	34,800	6/29/2017	6/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00020-7	2017-4457-L	CITDV	Citibank, N.A.	18,450	6/29/2017	6/21/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00227	2017-4458-L	DBDV	Deutsche Bank AG	11,346	6/29/2017	6/30/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02242	2017-4477-L	MSIDV	Morgan Stanley & Co International, PLC	60,040	6/30/2017	6/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01067	2017-3612-S	GSIDV	Goldman Sachs International	17,000	6/30/2017	6/27/2018	GA
Basket	Envoy Cap	10EC	10EC02187	2017-4478-L	BARDV	Barclays Bank, PLC	34,726	6/30/2017	6/28/2018	GA
Call Spread	Secure	100C	100C03560	2017-4486-L	HSBDV	HSBC Bank USA, National Association	1,164,122	7/5/2017	6/29/2018	GA
Asian	Spread 1	100S	100S03447	2017-4488-L	HSBDV	HSBC Bank USA, National Association	144,470	7/5/2017	6/30/2018	GA
Asian Call Spread	Regency	110R	110R01088	2017-4489-L	HSBDV	HSBC Bank USA, National Association	32,175	7/5/2017	6/27/2018	GA
Cliquet	MCI	100M	100M02243	2017-4502-L	MSIDV	Morgan Stanley & Co International, PLC	241,300	7/5/2017	7/1/2018	GA
Basket	Envoy Cap	10EC	10EC02188	2017-4499-L	GSIDV	Goldman Sachs International	55,293	7/5/2017	7/2/2018	GA
Digital	Trigger	10PT	10PT00791	2017-4491-L	NATDV	NATIXIS SA	121,549	7/5/2017	7/1/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-1	2017-4492-L	CITDV	Citibank, N.A.	4,818	7/5/2017	6/29/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-3	2017-4494-L	CITDV	Citibank, N.A.	3,828	7/5/2017	6/29/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-4	2017-4495-L	CITDV	Citibank, N.A.	3,497	7/5/2017	6/29/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-5	2017-4496-L	CITDV	Citibank, N.A.	3,212	7/5/2017	6/29/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-6	2017-4497-L	CITDV	Citibank, N.A.	2,959	7/5/2017	6/29/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-2	2017-4493-L	CITDV	Citibank, N.A.	4,235	7/5/2017	6/28/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00021-7	2017-4498-L	CITDV	Citibank, N.A.	16,602	7/5/2017	6/28/2024	GA
Call Spread	Secure	100C	100C03561	2017-4523-L	HSBDV	HSBC Bank USA, National Association	340,951	7/6/2017	7/6/2018	GA
Asian	Spread 1	100S	100S03448	2017-4526-L	HSBDV	HSBC Bank USA, National Association	23,555	7/6/2017	7/5/2018	GA
Call	Secure Par	100P	100P00771	2017-4525-L	HSBDV	HSBC Bank USA, National Association	56,465	7/6/2017	7/5/2018	GA
Digital	Trigger	10PT	10PT00792	2017-4528-L	CSBDV	Credit Suisse International	35,423	7/6/2017	7/6/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00228	2017-4485-L	DBDV	Deutsche Bank AG	38,311	7/5/2017	6/28/2018	GA
Cliquet	MCI	100M	100M02244	2017-4527-L	UBSDV	UBS AG	82,293	7/6/2017	7/3/2018	GA
Call Spread	Secure	100C	100C03562	2017-4544-L	RBCDV	Royal Bank of Canada	403,416	7/7/2017	7/5/2018	GA
Asian	Spread 1	100S	100S03449	2017-4548-L	RBCDV	Royal Bank of Canada	39,376	7/7/2017	7/5/2018	GA
Basket	Envoy Cap	10EC	10EC02189	2017-4551-L	BARDV	Barclays Bank, PLC	21,532	7/7/2017	7/5/2018	GA
Cliquet	MCI	100M	100M02245	2017-4550-L	GSIDV	Goldman Sachs International	60,673	7/7/2017	7/5/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01069	2017-3632-S	BNPDV	BNP Paribas	35,000	7/6/2017	7/3/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-1	2017-4539-L	CITDV	Citibank, N.A.	6,186	7/7/2017	7/5/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-2	2017-4540-L	CITDV	Citibank, N.A.	5,495	7/7/2017	7/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-5	2017-4543-L	CITDV	Citibank, N.A.	4,205	7/7/2017	7/5/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-6	2017-4545-L	CITDV	Citibank, N.A.	3,879	7/7/2017	7/5/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-7	2017-4546-L	CITDV	Citibank, N.A.	21,776	7/7/2017	7/5/2024	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-3	2017-4541-L	CITDV	Citibank, N.A.	4,993	7/7/2017	7/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00022-4	2017-4542-L	CITDV	Citibank, N.A.	4,573	7/7/2017	7/2/2021	GA
Call Spread	Secure	100C	100C03563	2017-4557-L	RBCDV	Royal Bank of Canada	325,057	7/10/2017	7/6/2018	GA
Asian	Spread 1	100S	100S03450	2017-4559-L	RBCDV	Royal Bank of Canada	63,623	7/10/2017	7/5/2018	GA
Cliquet	MCI	100M	100M02246	2017-4560-L	GSIDV	Goldman Sachs International	65,671	7/10/2017	7/7/2018	GA
Digital	Trigger	10PT	10PT00793	2017-4555-L	HSBDV	HSBC Bank USA, National Association	28,331	7/10/2017	7/3/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00229	2017-4549-L	DBDV	Deutsche Bank AG	23,066	7/7/2017	7/3/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01068	2017-3631-S	BNPDV	BNP Paribas	92,500	7/5/2017	6/29/2018	GA
Asian	Spread 1	100S	100S03451	2017-4569-L	CITDV	Citibank, N.A.	97,095	7/11/2017	7/9/2018	GA
Cliquet	MCI	100M	100M02247	2017-4566-L	UBSDV	UBS AG	185,548	7/11/2017	7/9/2018	GA
Basket	Envoy Cap	10EC	10EC02190	2017-4585-L	GSIDV	Goldman Sachs International	60,778	7/11/2017	7/9/2018	GA
Digital	Trigger	10PT	10PT00794	2017-4565-L	NATDV	NATIXIS SA	63,583	7/11/2017	7/9/2018	GA
Call Spread	Secure	100C	100C03564	2017-4567-L	CITDV	Citibank, N.A.	680,023	7/11/2017	7/9/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00230	2017-4572-L	DBDV	Deutsche Bank AG	36,630	7/11/2017	7/5/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-2	2017-4578-L	CITDV	Citibank, N.A.	5,476	7/11/2017	7/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-3	2017-4580-L	CITDV	Citibank, N.A.	4,937	7/11/2017	7/8/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-4	2017-4581-L	CITDV	Citibank, N.A.	4,503	7/11/2017	7/8/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-5	2017-4582-L	CITDV	Citibank, N.A.	4,130	7/11/2017	7/8/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-1	2017-4575-L	CITDV	Citibank, N.A.	6,271	7/11/2017	7/6/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-6	2017-4583-L	CITDV	Citibank, N.A.	3,802	7/11/2017	7/7/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-1	2017-4568-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,026	7/11/2017	7/3/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-2	2017-4571-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,795	7/11/2017	7/3/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-3	2017-4573-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,824	7/11/2017	7/2/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-4	2017-4574-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,963	7/11/2017	7/2/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-5	2017-4576-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,214	7/11/2017	7/1/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-6	2017-4577-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,531	7/11/2017	7/3/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00014-7	2017-4579-L	JPMDV	JPMORGAN CHASE BANK, N.A.	51,093	7/11/2017	7/3/2024	GA
Asian	Spread 1	100S	100S03452	2017-4591-L	WCHDV	Wells Fargo Bank, N. A.	21,035	7/12/2017	7/11/2018	GA
Call	Secure Par	100P	100P00772	2017-4589-L	WCHDV	Wells Fargo Bank, N. A.	67,327	7/12/2017	7/6/2018	GA
Cliquet	MCI	100M	100M02248	2017-4592-L	GSIDV	Goldman Sachs International	79,968	7/12/2017	7/11/2018	GA
Digital	Trigger	10PT	10PT00795	2017-4590-L	HSBDV	HSBC Bank USA, National Association	29,145	7/12/2017	7/9/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01072	2017-3649-S	GSIDV	Goldman Sachs International	23,000	7/12/2017	7/10/2018	GA
Call Spread	Secure	100C	100C03566	2017-4596-L	WCHDV	Wells Fargo Bank, N. A.	354,204	7/13/2017	7/12/2018	GA
Asian	Spread 1	100S	100S03453	2017-4598-L	WCHDV	Wells Fargo Bank, N. A.	19,176	7/13/2017	7/8/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00796	2017-4595-L	HSBDV	HSBC Bank USA, National Association	23,151	7/13/2017	7/13/2018	GA
Cliquet	MCI	100M	100M02249	2017-4600-L	GSIDV	Goldman Sachs International	59,397	7/13/2017	7/12/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00231	2017-4599-L	DBDV	Deutsche Bank AG	18,090	7/13/2017	7/11/2018	GA
Call Spread	Secure	100C	100C03567	2017-4704-L	HSBDV	HSBC Bank USA, National Association	326,767	7/14/2017	7/12/2018	GA
Asian	Spread 1	100S	100S03454	2017-4717-L	HSBDV	HSBC Bank USA, National Association	89,479	7/14/2017	7/12/2018	GA
Digital	Trigger	10PT	10PT00797	2017-4727-L	NATDV	NATIXIS SA	41,705	7/14/2017	7/11/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01073	2017-3650-S	GSIDV	Goldman Sachs International	18,700	7/14/2017	7/11/2018	GA
Cliquet	MCI	100M	100M02250	2017-4729-L	DBDV	Deutsche Bank AG	65,684	7/14/2017	7/12/2018	GA
Call Spread	Secure	100C	100C03568	2017-4730-L	HSBDV	HSBC Bank USA, National Association	406,414	7/17/2017	7/13/2018	GA
Asian	Spread 1	100S	100S03455	2017-4733-L	HSBDV	HSBC Bank USA, National Association	56,431	7/17/2017	7/12/2018	GA
Digital	Trigger	10PT	10PT00798	2017-4732-L	CSBDV	Credit Suisse International	38,477	7/17/2017	7/14/2018	GA
Basket	Envoy Cap	10EC	10EC02191	2017-4736-L	BARDV	Barclays Bank, PLC	39,265	7/17/2017	7/18/2018	GA
Cliquet	MCI	100M	100M02251	2017-4738-L	GSIDV	Goldman Sachs International	48,878	7/17/2017	7/18/2018	GA
Call Spread	Secure	100C	100C03565	2017-4587-L	WCHDV	Wells Fargo Bank, N. A.	322,514	7/12/2017	7/11/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01070	2017-3646-S	BNPDV	BNP Paribas	17,600	7/10/2017	7/6/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01071	2017-3648-S	GSIDV	Goldman Sachs International	72,000	7/11/2017	7/6/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00023-7	2017-4584-L	CITDV	Citibank, N.A.	21,348	7/11/2017	7/8/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00232	2017-4734-L	DBDV	Deutsche Bank AG	16,000	7/17/2017	7/10/2018	GA
Call Spread	Secure	100C	100C03569	2017-4758-L	WCHDV	Wells Fargo Bank, N. A.	1,010,702	7/18/2017	7/16/2018	GA
Asian	Spread 1	100S	100S03456	2017-4765-L	WCHDV	Wells Fargo Bank, N. A.	68,143	7/18/2017	7/18/2018	GA
Cliquet	MCI	100M	100M02252	2017-4788-L	BOADV	Bank of America, N.A.	165,239	7/18/2017	7/15/2018	GA
Basket	Envoy Cap	10EC	10EC02192	2017-4779-L	CITDV	Citibank, N.A.	31,160	7/18/2017	7/16/2018	GA
Digital	Trigger	10PT	10PT00799	2017-4754-L	CSBDV	Credit Suisse International	101,762	7/18/2017	7/16/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-1	2017-4740-L	CITDV	Citibank, N.A.	7,253	7/18/2017	7/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-3	2017-4742-L	CITDV	Citibank, N.A.	5,639	7/18/2017	7/13/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-4	2017-4743-L	CITDV	Citibank, N.A.	5,134	7/18/2017	7/13/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-5	2017-4745-L	CITDV	Citibank, N.A.	4,705	7/18/2017	7/13/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-6	2017-4746-L	CITDV	Citibank, N.A.	4,329	7/18/2017	7/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-2	2017-4741-L	CITDV	Citibank, N.A.	6,281	7/18/2017	7/12/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00024-7	2017-4749-L	CITDV	Citibank, N.A.	24,282	7/18/2017	7/12/2024	GA
Call Spread	Secure	100C	100C03570	2017-4793-L	NATDV	NATIXIS SA	352,739	7/19/2017	7/13/2018	GA
Asian	Spread 1	100S	100S03457	2017-4798-L	NATDV	NATIXIS SA	27,406	7/19/2017	7/18/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian Call Spread	Regency	110R	110R01089	2017-4797-L	NATDV	NATIXIS SA	35,106	7/19/2017	7/12/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01074	2017-3667-S	GSIDV	Goldman Sachs International	74,000	7/18/2017	7/13/2018	GA
Cliquet	MCI	100M	100M02253	2017-4800-L	GSIDV	Goldman Sachs International	60,255	7/19/2017	7/18/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00233	2017-4778-L	DBDV	Deutsche Bank AG	22,426	7/18/2017	7/18/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00234	2017-4795-L	DBDV	Deutsche Bank AG	16,630	7/19/2017	7/5/2018	GA
Call Spread	Secure	100C	100C03571	2017-4803-L	CITDV	Citibank, N.A.	281,642	7/20/2017	7/18/2018	GA
Asian	Spread 1	100S	100S03458	2017-4801-L	CITDV	Citibank, N.A.	27,028	7/20/2017	7/15/2018	GA
Call	Secure Par	100P	100P00773	2017-4804-L	CITDV	Citibank, N.A.	61,171	7/20/2017	7/9/2018	GA
Cliquet	MCI	100M	100M02254	2017-4808-L	DBDV	Deutsche Bank AG	43,097	7/20/2017	7/18/2018	GA
Basket	Envoy Cap	10EC	10EC02193	2017-4806-L	CITDV	Citibank, N.A.	19,936	7/20/2017	7/19/2018	GA
Digital	Trigger	10PT	10PT00800	2017-4802-L	GSIDV	Goldman Sachs International	46,722	7/20/2017	7/19/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01075	2017-3676-S	GSIDV	Goldman Sachs International	23,000	7/19/2017	7/17/2018	GA
Call Spread	Secure	100C	100C03572	2017-4810-L	CITDV	Citibank, N.A.	394,678	7/21/2017	7/20/2018	GA
Asian	Spread 1	100S	100S03459	2017-4812-L	CITDV	Citibank, N.A.	70,430	7/21/2017	7/19/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01076	2017-3677-S	BNPDV	BNP Paribas	14,500	7/20/2017	7/19/2018	GA
Cliquet	MCI	100M	100M02255	2017-4815-L	MSIDV	Morgan Stanley & Co International, PLC	96,211	7/21/2017	7/14/2018	GA
Call Spread	Secure	100C	100C03573	2017-4818-L	CITDV	Citibank, N.A.	290,564	7/24/2017	7/18/2018	GA
Asian	Spread 1	100S	100S03460	2017-4820-L	CITDV	Citibank, N.A.	29,232	7/24/2017	7/19/2018	GA
Cliquet	MCI	100M	100M02256	2017-4833-L	CITDV	Citibank, N.A.	53,332	7/24/2017	7/21/2018	GA
Basket	Envoy Cap	10EC	10EC02194	2017-4825-L	CITDV	Citibank, N.A.	30,894	7/24/2017	7/21/2018	GA
Digital	Trigger	10PT	10PT00801	2017-4814-L	NATDV	NATIXIS SA	38,726	7/21/2017	7/14/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01077	2017-3678-S	BNPDV	BNP Paribas	16,600	7/21/2017	7/20/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00235	2017-4813-L	DBDV	Deutsche Bank AG	24,895	7/21/2017	7/17/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-1	2017-4823-L	CITDV	Citibank, N.A.	5,512	7/24/2017	7/19/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-2	2017-4828-L	CITDV	Citibank, N.A.	4,848	7/24/2017	7/19/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-4	2017-4830-L	CITDV	Citibank, N.A.	4,014	7/24/2017	7/19/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-5	2017-4831-L	CITDV	Citibank, N.A.	3,691	7/24/2017	7/19/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-6	2017-4834-L	CITDV	Citibank, N.A.	3,404	7/24/2017	7/19/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-7	2017-4835-L	CITDV	Citibank, N.A.	19,084	7/24/2017	7/19/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00025-3	2017-4829-L	CITDV	Citibank, N.A.	4,389	7/24/2017	7/17/2020	GA
Call Spread	Secure	100C	100C03574	2017-4843-L	HSBDV	HSBC Bank USA, National Association	766,326	7/25/2017	7/20/2018	GA
Asian	Spread 1	100S	100S03461	2017-4845-L	HSBDV	HSBC Bank USA, National Association	64,323	7/25/2017	7/23/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00802	2017-4840-L	CSBDV	Credit Suisse International	102,970	7/25/2017	7/22/2018	GA
Cliquet	MCI	100M	100M02257	2017-4846-L	UBSDV	UBS AG	183,993	7/25/2017	7/23/2018	GA
Basket	Envoy Cap	10EC	10EC02195	2017-4841-L	NATDV	NATIXIS SA	49,113	7/25/2017	7/23/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01078	2017-3692-S	GSIDV	Goldman Sachs International	94,000	7/25/2017	7/20/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00236	2017-4839-L	DBDV	Deutsche Bank AG	28,667	7/25/2017	7/19/2018	GA
Call Spread	Secure	100C	100C03575	2017-4850-L	HSBDV	HSBC Bank USA, National Association	391,992	7/26/2017	7/25/2018	GA
Asian	Spread 1	100S	100S03462	2017-4852-L	HSBDV	HSBC Bank USA, National Association	21,262	7/26/2017	7/18/2018	GA
Digital	Trigger	10PT	10PT00803	2017-4869-L	GSIDV	Goldman Sachs International	24,014	7/26/2017	7/25/2018	GA
Cliquet	MCI	100M	100M02258	2017-4872-L	DBDV	Deutsche Bank AG	74,329	7/26/2017	7/25/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-2	2017-4866-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,707	7/26/2017	7/19/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-5	2017-4870-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,528	7/26/2017	7/19/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-6	2017-4871-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,536	7/26/2017	7/19/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-7	2017-4873-L	JPMDV	JPMORGAN CHASE BANK, N.A.	76,964	7/26/2017	7/19/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-3	2017-4867-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,072	7/26/2017	7/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-2	2017-4875-L	CITDV	Citibank, N.A.	9,988	7/26/2017	7/23/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-3	2017-4876-L	CITDV	Citibank, N.A.	9,023	7/26/2017	7/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-7	2017-4880-L	CITDV	Citibank, N.A.	39,127	7/26/2017	7/23/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-5	2017-4878-L	CITDV	Citibank, N.A.	7,571	7/26/2017	7/22/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-6	2017-4879-L	CITDV	Citibank, N.A.	6,974	7/26/2017	7/21/2023	GA
Asian	Spread 1	100S	100S03463	2017-4882-L	HSBDV	HSBC Bank USA, National Association	11,071	7/27/2017	7/25/2018	GA
Digital	Trigger	10PT	10PT00804	2017-4881-L	CSBDV	Credit Suisse International	23,731	7/27/2017	7/26/2018	GA
Cliquet	MCI	100M	100M02259	2017-4888-L	UBSDV	UBS AG	55,095	7/27/2017	7/26/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00237	2017-4847-L	DBDV	Deutsche Bank AG	19,557	7/26/2017	7/25/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01079	2017-3693-S	BNPDV	BNP Paribas	21,600	7/26/2017	7/24/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-4	2017-4877-L	CITDV	Citibank, N.A.	8,242	7/26/2017	7/23/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-4	2017-4868-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,727	7/26/2017	7/19/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00015-1	2017-4865-L	JPMDV	JPMORGAN CHASE BANK, N.A.	20,069	7/26/2017	7/19/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00026-1	2017-4874-L	CITDV	Citibank, N.A.	11,390	7/26/2017	7/23/2018	GA
Digital	Trigger	10PT	10PT00805	2017-4890-L	HSBDV	HSBC Bank USA, National Association	49,648	7/28/2017	7/22/2018	GA
Asian	Spread 1	100S	100S03464	2017-4895-L	HSBDV	HSBC Bank USA, National Association	55,412	7/28/2017	7/28/2018	GA
Cliquet	MCI	100M	100M02260	2017-4896-L	UBSDV	UBS AG	77,081	7/28/2017	7/27/2018	GA
Call Spread	Secure	100C	100C03576	2017-4883-L	HSBDV	HSBC Bank USA, National Association	216,214	7/27/2017	7/26/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03577	2017-4893-L	HSBDV	HSBC Bank USA, National Association	397,520	7/28/2017	7/28/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00238	2017-4889-L	DBDV	Deutsche Bank AG	14,216	7/28/2017	7/26/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01080	2017-3699-S	BNPDV	BNP Paribas	32,800	7/28/2017	7/25/2018	GA
Call Spread	Secure	100C	100C03578	2017-4901-L	HSBDV	HSBC Bank USA, National Association	375,352	7/31/2017	7/27/2018	GA
Asian	Spread 1	100S	100S03465	2017-4903-L	HSBDV	HSBC Bank USA, National Association	45,783	7/31/2017	7/27/2018	GA
Call	Secure Par	100P	100P00774	2017-4904-L	HSBDV	HSBC Bank USA, National Association	50,984	7/31/2017	7/26/2018	GA
Basket	Envoy Cap	10EC	10EC02196	2017-4905-L	NATDV	NATIXIS SA	36,907	7/31/2017	7/27/2018	GA
Cliquet	MCI	100M	100M02261	2017-4914-L	GSIDV	Goldman Sachs International	97,360	7/31/2017	7/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-1	2017-4909-L	CITDV	Citibank, N.A.	4,144	7/31/2017	7/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-3	2017-4911-L	CITDV	Citibank, N.A.	3,315	7/31/2017	7/27/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-4	2017-4912-L	CITDV	Citibank, N.A.	3,035	7/31/2017	7/27/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-5	2017-4913-L	CITDV	Citibank, N.A.	2,792	7/31/2017	7/27/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-6	2017-4915-L	CITDV	Citibank, N.A.	2,575	7/31/2017	7/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-2	2017-4910-L	CITDV	Citibank, N.A.	3,658	7/31/2017	7/26/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00027-7	2017-4916-L	CITDV	Citibank, N.A.	14,437	7/31/2017	7/26/2024	GA
Call Spread	Secure	100C	100C03579	2017-4921-L	HSBDV	HSBC Bank USA, National Association	1,013,827	8/1/2017	7/30/2018	GA
Asian	Spread 1	100S	100S03466	2017-4925-L	HSBDV	HSBC Bank USA, National Association	74,314	8/1/2017	7/30/2018	GA
Asian Call Spread	Regency	110R	110R01090	2017-4929-L	HSBDV	HSBC Bank USA, National Association	26,466	8/1/2017	7/24/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00239	2017-4908-L	DBDV	Deutsche Bank AG	15,893	7/31/2017	7/23/2018	GA
Cliquet	MCI	100M	100M02262	2017-4924-L	GSIDV	Goldman Sachs International	142,622	8/1/2017	7/29/2018	GA
Basket	Envoy Cap	10EC	10EC02197	2017-4926-L	BARDV	Barclays Bank, PLC	48,683	8/1/2017	7/28/2018	GA
Digital	Trigger	10PT	10PT00806	2017-4927-L	NATDV	NATIXIS SA	115,899	8/1/2017	7/30/2018	GA
Call Spread	Secure	100C	100C03580	2017-4932-L	WCHDV	Wells Fargo Bank, N. A.	299,372	8/2/2017	8/1/2018	GA
Asian	Spread 1	100S	100S03467	2017-4935-L	WCHDV	Wells Fargo Bank, N. A.	35,803	8/2/2017	8/1/2018	GA
Digital	Trigger	10PT	10PT00807	2017-4934-L	HSBDV	HSBC Bank USA, National Association	41,098	8/2/2017	8/2/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00240	2017-4920-L	DBDV	Deutsche Bank AG	19,918	8/1/2017	7/29/2018	GA
Cliquet	MCI	100M	100M02263	2017-4938-L	DBDV	Deutsche Bank AG	68,631	8/2/2017	8/1/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01081	2017-3714-S	GSIDV	Goldman Sachs International	93,000	8/1/2017	7/27/2018	GA
Call Spread	Secure	100C	100C03581	2017-4952-L	HSBDV	HSBC Bank USA, National Association	298,177	8/3/2017	8/2/2018	GA
Asian	Spread 1	100S	100S03468	2017-4950-L	HSBDV	HSBC Bank USA, National Association	9,828	8/3/2017	7/31/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00241	2017-4931-L	DBDV	Deutsche Bank AG	13,309	8/2/2017	7/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01083	2017-3717-S	WCHDV	Wells Fargo Bank, N. A.	14,900	8/3/2017	8/1/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01082	2017-3715-S	GSIDV	Goldman Sachs International	19,000	8/2/2017	7/30/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00242	2017-4946-L	DBDV	Deutsche Bank AG	17,877	8/3/2017	8/2/2018	GA
Cliquet	MCI	100M	100M02264	2017-4966-L	UBSDV	UBS AG	43,612	8/3/2017	8/2/2018	GA
Digital	Trigger	10PT	10PT00808	2017-4949-L	HSBDV	HSBC Bank USA, National Association	20,710	8/3/2017	8/1/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-1	2017-4948-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,241	8/3/2017	7/27/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-3	2017-4953-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,423	8/3/2017	7/27/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-4	2017-4955-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,482	8/3/2017	7/27/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-6	2017-4957-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,944	8/3/2017	7/27/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-2	2017-4951-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,579	8/3/2017	7/26/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-5	2017-4956-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,642	8/3/2017	7/27/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00016-7	2017-4958-L	JPMDV	JPMORGAN CHASE BANK, N.A.	54,934	8/3/2017	7/26/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-1	2017-4959-L	CITDV	Citibank, N.A.	5,827	8/3/2017	7/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-3	2017-4961-L	CITDV	Citibank, N.A.	4,606	8/3/2017	7/27/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-4	2017-4962-L	CITDV	Citibank, N.A.	4,209	8/3/2017	7/27/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-5	2017-4963-L	CITDV	Citibank, N.A.	3,867	8/3/2017	7/27/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-6	2017-4964-L	CITDV	Citibank, N.A.	3,564	8/3/2017	7/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-2	2017-4960-L	CITDV	Citibank, N.A.	5,101	8/3/2017	7/26/2019	GA
Call Spread	Secure	100C	100C03582	2017-4967-L	HSBDV	HSBC Bank USA, National Association	442,903	8/4/2017	8/3/2018	GA
Asian	Spread 1	100S	100S03469	2017-4968-L	HSBDV	HSBC Bank USA, National Association	71,527	8/4/2017	8/3/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-1	2017-4972-L	CITDV	Citibank, N.A.	4,503	8/4/2017	7/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-3	2017-4975-L	CITDV	Citibank, N.A.	3,546	8/4/2017	7/27/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-4	2017-4976-L	CITDV	Citibank, N.A.	3,237	8/4/2017	7/27/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-5	2017-4977-L	CITDV	Citibank, N.A.	2,973	8/4/2017	7/27/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-6	2017-4978-L	CITDV	Citibank, N.A.	2,739	8/4/2017	7/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-7	2017-4979-L	CITDV	Citibank, N.A.	15,328	8/4/2017	7/26/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00029-2	2017-4974-L	CITDV	Citibank, N.A.	3,931	8/4/2017	7/26/2019	GA
Cliquet	MCI	100M	100M02265	2017-4970-L	MSIDV	Morgan Stanley & Co International, PLC	57,182	8/4/2017	8/3/2018	GA
Basket	Envoy Cap	10EC	10EC02198	2017-4971-L	NATDV	NATIXIS SA	33,510	8/4/2017	8/2/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00028-7	2017-4965-L	CITDV	Citibank, N.A.	19,975	8/3/2017	7/26/2024	GA
Call Spread	Secure	100C	100C03583	2017-4984-L	GSIDV	Goldman Sachs International	359,023	8/7/2017	8/3/2018	GA
Call	Secure Par	100P	100P00775	2017-4987-L	GSIDV	Goldman Sachs International	51,672	8/7/2017	8/1/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Spread 1	100S	100S03470	2017-4983-L	GSIDV	Goldman Sachs International	19,110	8/7/2017	8/4/2018	GA
Digital	Trigger	10PT	10PT00809	2017-4989-L	GSIDV	Goldman Sachs International	32,177	8/7/2017	8/7/2018	GA
Cliquet	MCI	100M	100M02266	2017-4990-L	UBSDV	UBS AG	80,634	8/7/2017	8/4/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01084	2017-3719-S	SGDV	Societe Generale	25,900	8/4/2017	8/3/2018	GA
Call Spread	Secure	100C	100C03584	2017-4992-L	GSIDV	Goldman Sachs International	861,008	8/8/2017	8/3/2018	GA
Asian	Spread 1	100S	100S03471	2017-4994-L	GSIDV	Goldman Sachs International	79,572	8/8/2017	8/6/2018	GA
Digital	Trigger	10PT	10PT00810	2017-4995-L	CSBDV	Credit Suisse International	73,292	8/8/2017	8/6/2018	GA
Cliquet	MCI	100M	100M02267	2017-4997-L	CSBDV	Credit Suisse International	158,278	8/8/2017	8/6/2018	GA
Basket	Envoy Cap	10EC	10EC02199	2017-4996-L	GSIDV	Goldman Sachs International	45,296	8/8/2017	8/5/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00243	2017-4980-L	DBDV	Deutsche Bank AG	17,000	8/7/2017	8/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-1	2017-4999-L	CITDV	Citibank, N.A.	6,446	8/8/2017	8/2/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-2	2017-5000-L	CITDV	Citibank, N.A.	5,624	8/8/2017	8/2/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-4	2017-5002-L	CITDV	Citibank, N.A.	4,629	8/8/2017	8/2/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-5	2017-5003-L	CITDV	Citibank, N.A.	4,250	8/8/2017	8/2/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-6	2017-5004-L	CITDV	Citibank, N.A.	3,915	8/8/2017	8/2/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-7	2017-5005-L	CITDV	Citibank, N.A.	21,964	8/8/2017	8/2/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00030-3	2017-5001-L	CITDV	Citibank, N.A.	5,073	8/8/2017	7/31/2020	GA
Call Spread	Secure	100C	100C03585	2017-5009-L	GSIDV	Goldman Sachs International	307,262	8/9/2017	8/7/2018	GA
Asian	Spread 1	100S	100S03472	2017-5008-L	GSIDV	Goldman Sachs International	15,376	8/9/2017	8/7/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00244	2017-4991-L	DBDV	Deutsche Bank AG	17,813	8/8/2017	8/5/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01086	2017-3739-S	SGDV	Societe Generale	30,300	8/9/2017	8/7/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01085	2017-3737-S	GSIDV	Goldman Sachs International	68,000	8/8/2017	8/3/2018	GA
Digital	Trigger	10PT	10PT00811	2017-5011-L	GSIDV	Goldman Sachs International	46,224	8/9/2017	8/6/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-1	2017-5012-L	CITDV	Citibank, N.A.	9,450	8/9/2017	8/6/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-2	2017-5013-L	CITDV	Citibank, N.A.	8,314	8/9/2017	8/6/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-3	2017-5014-L	CITDV	Citibank, N.A.	7,528	8/9/2017	8/6/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-4	2017-5015-L	CITDV	Citibank, N.A.	6,890	8/9/2017	8/6/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-7	2017-5019-L	CITDV	Citibank, N.A.	32,832	8/9/2017	8/6/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-5	2017-5016-L	CITDV	Citibank, N.A.	6,340	8/9/2017	8/5/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00031-6	2017-5018-L	CITDV	Citibank, N.A.	5,849	8/9/2017	8/4/2023	GA
Cliquet	MCI	100M	100M02268	2017-5020-L	CITDV	Citibank, N.A.	59,593	8/9/2017	8/8/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00245	2017-5017-L	DBDV	Deutsche Bank AG	22,894	8/9/2017	8/3/2018	GA
Call Spread	Secure	100C	100C03586	2017-5026-L	HSBDV	HSBC Bank USA, National Association	251,154	8/10/2017	8/9/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Spread 1	100S	100S03473	2017-5027-L	HSBDV	HSBC Bank USA, National Association	15,576	8/10/2017	8/9/2018	GA
Cliquet	MCI	100M	100M02269	2017-5028-L	CSBDV	Credit Suisse International	52,240	8/10/2017	8/9/2018	GA
Digital	Trigger	10PT	10PT00812	2017-5036-L	CSBDV	Credit Suisse International	31,453	8/11/2017	8/10/2018	GA
Call Spread	Secure	100C	100C03587	2017-5044-L	GSIDV	Goldman Sachs International	326,298	8/11/2017	8/10/2018	GA
Asian	Spread 1	100S	100S03474	2017-5041-L	GSIDV	Goldman Sachs International	39,182	8/11/2017	8/9/2018	GA
Cliquet	MCI	100M	100M02270	2017-5047-L	MSIDV	Morgan Stanley & Co International, PLC	59,289	8/11/2017	8/9/2018	GA
Basket	Envoy Cap	10EC	10EC02200	2017-5042-L	GSIDV	Goldman Sachs International	25,965	8/11/2017	8/11/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-1	2017-5030-L	CITDV	Citibank, N.A.	5,396	8/11/2017	8/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-5	2017-5035-L	CITDV	Citibank, N.A.	3,723	8/11/2017	8/8/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-6	2017-5037-L	CITDV	Citibank, N.A.	3,444	8/11/2017	8/8/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-7	2017-5038-L	CITDV	Citibank, N.A.	19,323	8/11/2017	8/8/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-3	2017-5032-L	CITDV	Citibank, N.A.	4,389	8/11/2017	8/7/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-4	2017-5033-L	CITDV	Citibank, N.A.	4,035	8/11/2017	8/6/2021	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00246	2017-5034-L	DBDV	Deutsche Bank AG	17,813	8/11/2017	8/10/2018	GA
Call Spread	Secure	100C	100C03588	2017-5055-L	CITDV	Citibank, N.A.	389,268	8/14/2017	8/10/2018	GA
Asian	Spread 1	100S	100S03475	2017-5050-L	CITDV	Citibank, N.A.	78,198	8/14/2017	8/11/2018	GA
Asian Call Spread	Regency	110R	110R01091	2017-5048-L	CITDV	Citibank, N.A.	26,560	8/14/2017	8/6/2018	GA
Cliquet	MCI	100M	100M02271	2017-5060-L	CSBDV	Credit Suisse International	62,715	8/14/2017	8/11/2018	GA
Basket	Envoy Cap	10EC	10EC02201	2017-5062-L	NATDV	NATIXIS SA	20,569	8/14/2017	8/11/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-3	2017-5054-L	CITDV	Citibank, N.A.	5,315	8/14/2017	8/11/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-4	2017-5056-L	CITDV	Citibank, N.A.	4,840	8/14/2017	8/11/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-5	2017-5057-L	CITDV	Citibank, N.A.	4,436	8/14/2017	8/11/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-6	2017-5059-L	CITDV	Citibank, N.A.	4,082	8/14/2017	8/11/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-1	2017-5051-L	CITDV	Citibank, N.A.	6,849	8/14/2017	8/10/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-2	2017-5053-L	CITDV	Citibank, N.A.	5,923	8/14/2017	8/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00033-7	2017-5061-L	CITDV	Citibank, N.A.	22,901	8/14/2017	8/9/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00032-2	2017-5031-L	CITDV	Citibank, N.A.	4,814	8/11/2017	8/8/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01087	2017-3741-S	SGDV	Societe Generale	32,600	8/10/2017	8/9/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01088	2017-3758-S	SGDV	Societe Generale	31,100	8/14/2017	8/10/2018	GA
Call Spread	Secure	100C	100C03589	2017-5067-L	HSBDV	HSBC Bank USA, National Association	986,444	8/15/2017	8/13/2018	GA
Asian	Spread 1	100S	100S03476	2017-5070-L	HSBDV	HSBC Bank USA, National Association	140,466	8/15/2017	8/13/2018	GA
Call	Secure Par	100P	100P00776	2017-5069-L	HSBDV	HSBC Bank USA, National Association	63,605	8/15/2017	8/8/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01089	2017-3759-S	GSIDV	Goldman Sachs International	69,500	8/15/2017	8/10/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00813	2017-5085-L	HSBDV	HSBC Bank USA, National Association	156,932	8/15/2017	8/13/2018	GA
Basket	Envoy Cap	10EC	10EC02202	2017-5087-L	BARDV	Barclays Bank, PLC	40,575	8/15/2017	8/13/2018	GA
Cliquet	MCI	100M	100M02272	2017-5086-L	UBSDV	UBS AG	214,376	8/15/2017	8/13/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-1	2017-5077-L	JPMDV	JPMORGAN CHASE BANK, N.A.	18,975	8/15/2017	8/6/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-2	2017-5079-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,833	8/15/2017	8/6/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-3	2017-5080-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,328	8/15/2017	8/6/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-4	2017-5081-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,089	8/15/2017	8/6/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-7	2017-5084-L	JPMDV	JPMORGAN CHASE BANK, N.A.	73,683	8/15/2017	8/6/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-5	2017-5082-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,009	8/15/2017	8/5/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00017-6	2017-5083-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,055	8/15/2017	8/4/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-2	2017-5072-L	CITDV	Citibank, N.A.	3,992	8/15/2017	8/12/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-3	2017-5073-L	CITDV	Citibank, N.A.	3,607	8/15/2017	8/12/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-4	2017-5074-L	CITDV	Citibank, N.A.	3,297	8/15/2017	8/12/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-5	2017-5075-L	CITDV	Citibank, N.A.	3,031	8/15/2017	8/12/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-7	2017-5078-L	CITDV	Citibank, N.A.	15,672	8/15/2017	8/12/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-1	2017-5071-L	CITDV	Citibank, N.A.	4,560	8/15/2017	8/10/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00034-6	2017-5076-L	CITDV	Citibank, N.A.	2,794	8/15/2017	8/11/2023	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00247	2017-5064-L	DBDV	Deutsche Bank AG	25,561	8/15/2017	8/12/2018	GA
Call Spread	Secure	100C	100C03590	2017-5093-L	NATDV	NATIXIS SA	349,221	8/16/2017	8/15/2018	GA
Asian	Spread 1	100S	100S03477	2017-5092-L	NATDV	NATIXIS SA	29,489	8/16/2017	8/14/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01090	2017-3760-S	BNPDV	BNP Paribas	23,900	8/16/2017	8/14/2018	GA
Cliquet	MCI	100M	100M02273	2017-5095-L	GSIDV	Goldman Sachs International	69,809	8/16/2017	8/16/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00248	2017-5091-L	DBDV	Deutsche Bank AG	21,694	8/16/2017	8/14/2018	GA
Digital	Trigger	10PT	10PT00814	2017-5096-L	HSBDV	HSBC Bank USA, National Association	44,087	8/17/2017	8/15/2018	GA
Call Spread	Secure	100C	100C03591	2017-5098-L	HSBDV	HSBC Bank USA, National Association	267,526	8/17/2017	8/17/2018	GA
Asian	Spread 1	100S	100S03478	2017-5097-L	HSBDV	HSBC Bank USA, National Association	10,314	8/17/2017	8/15/2018	GA
Cliquet	MCI	100M	100M02274	2017-5100-L	CSBDV	Credit Suisse International	56,092	8/17/2017	8/14/2018	GA
Call Spread	Secure	100C	100C03592	2017-5110-L	CSBDV	Credit Suisse International	342,157	8/18/2017	8/17/2018	GA
Asian	Spread 1	100S	100S03479	2017-5109-L	CSBDV	Credit Suisse International	23,870	8/18/2017	8/16/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01091	2017-3761-S	BNPDV	BNP Paribas	15,500	8/17/2017	8/15/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-1	2017-5101-L	CITDV	Citibank, N.A.	4,807	8/18/2017	8/14/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-2	2017-5103-L	CITDV	Citibank, N.A.	4,327	8/18/2017	8/14/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-3	2017-5104-L	CITDV	Citibank, N.A.	3,960	8/18/2017	8/14/2020	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-6	2017-5107-L	CITDV	Citibank, N.A.	3,126	8/18/2017	8/14/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-7	2017-5108-L	CITDV	Citibank, N.A.	17,539	8/18/2017	8/14/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-4	2017-5105-L	CITDV	Citibank, N.A.	3,651	8/18/2017	8/13/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00035-5	2017-5106-L	CITDV	Citibank, N.A.	3,376	8/18/2017	8/12/2022	GA
Cliquet	MCI	100M	100M02275	2017-5112-L	GSIDV	Goldman Sachs International	62,510	8/18/2017	8/17/2018	GA
Call Spread	Secure	100C	100C03593	2017-5150-L	CITDV	Citibank, N.A.	341,796	8/21/2017	8/17/2018	GA
Asian	Spread 1	100S	100S03480	2017-5149-L	CITDV	Citibank, N.A.	33,826	8/21/2017	8/16/2018	GA
Digital	Trigger	10PT	10PT00815	2017-5145-L	GSIDV	Goldman Sachs International	39,127	8/21/2017	8/16/2018	GA
Basket	Envoy Cap	10EC	10EC02203	2017-5151-L	NATDV	NATIXIS SA	42,810	8/21/2017	8/17/2018	GA
Cliquet	MCI	100M	100M02276	2017-5148-L	CSBDV	Credit Suisse International	90,032	8/21/2017	8/18/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00249	2017-5102-L	DBDV	Deutsche Bank AG	14,468	8/18/2017	8/21/2018	GA
Call Spread	Secure	100C	100C03594	2017-5158-L	HSBDV	HSBC Bank USA, National Association	926,162	8/22/2017	8/20/2018	GA
Asian	Spread 1	100S	100S03481	2017-5160-L	HSBDV	HSBC Bank USA, National Association	109,116	8/22/2017	8/24/2018	GA
Digital	Trigger	10PT	10PT00816	2017-5161-L	CSBDV	Credit Suisse International	111,685	8/22/2017	8/20/2018	GA
Cliquet	MCI	100M	100M02277	2017-5165-L	DBDV	Deutsche Bank AG	160,759	8/22/2017	8/20/2018	GA
Basket	Envoy Cap	10EC	10EC02204	2017-5162-L	GSIDV	Goldman Sachs International	34,939	8/22/2017	8/20/2018	GA
Call Spread	Secure	100C	100C03595	2017-5176-L	CITDV	Citibank, N.A.	405,649	8/23/2017	8/23/2018	GA
Asian	Spread 1	100S	100S03482	2017-5175-L	CITDV	Citibank, N.A.	36,397	8/23/2017	8/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01093	2017-3779-S	BNPDV	BNP Paribas	27,600	8/23/2017	8/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-1	2017-5167-L	CITDV	Citibank, N.A.	6,008	8/23/2017	8/20/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-2	2017-5168-L	CITDV	Citibank, N.A.	5,265	8/23/2017	8/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-3	2017-5169-L	CITDV	Citibank, N.A.	4,760	8/23/2017	8/20/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-4	2017-5170-L	CITDV	Citibank, N.A.	4,354	8/23/2017	8/20/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-7	2017-5173-L	CITDV	Citibank, N.A.	20,743	8/23/2017	8/20/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-5	2017-5171-L	CITDV	Citibank, N.A.	4,007	8/23/2017	8/19/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00036-6	2017-5172-L	CITDV	Citibank, N.A.	3,697	8/23/2017	8/18/2023	GA
Digital	Trigger	10PT	10PT00817	2017-5174-L	HSBDV	HSBC Bank USA, National Association	54,103	8/23/2017	8/21/2018	GA
Cliquet	MCI	100M	100M02278	2017-5178-L	DBDV	Deutsche Bank AG	68,507	8/23/2017	8/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01092	2017-3778-S	NATDV	NATIXIS SA	97,000	8/22/2017	8/17/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00251	2017-5166-L	DBDV	Deutsche Bank AG	40,148	8/23/2017	8/21/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00250	2017-5157-L	DBDV	Deutsche Bank AG	38,165	8/22/2017	8/24/2018	GA
Call Spread	Secure	100C	100C03596	2017-5181-L	NATDV	NATIXIS SA	174,583	8/24/2017	8/29/2018	GA
Asian	Spread 1	100S	100S03483	2017-5184-L	NATDV	NATIXIS SA	15,768	8/24/2017	8/20/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call	Secure Par	100P	100P00777	2017-5183-L	NATDV	NATIXIS SA	49,372	8/24/2017	8/17/2018	GA
Basket	Envoy Cap	10EC	10EC02205	2017-5185-L	NATDV	NATIXIS SA	19,700	8/24/2017	8/23/2018	GA
Cliquet	MCI	100M	100M02279	2017-5186-L	CSBDV	Credit Suisse International	61,262	8/24/2017	8/23/2018	GA
Digital	Trigger	10PT	10PT00818	2017-5204-L	NATDV	NATIXIS SA	44,509	8/25/2017	8/30/2018	GA
Call Spread	Secure	100C	100C03597	2017-5197-L	CITDV	Citibank, N.A.	410,005	8/25/2017	8/21/2018	GA
Asian	Spread 1	100S	100S03484	2017-5199-L	CITDV	Citibank, N.A.	70,107	8/25/2017	8/23/2018	GA
Cliquet	MCI	100M	100M02280	2017-5210-L	MSIDV	Morgan Stanley & Co International, PLC	56,253	8/25/2017	8/21/2018	GA
Basket	Envoy Cap	10EC	10EC02206	2017-5208-L	BARDV	Barclays Bank, PLC	32,421	8/25/2017	8/24/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-1	2017-5200-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,399	8/25/2017	8/17/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-3	2017-5202-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,283	8/25/2017	8/17/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-4	2017-5203-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,266	8/25/2017	8/17/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-5	2017-5205-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,391	8/25/2017	8/17/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-6	2017-5206-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,616	8/25/2017	8/17/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-2	2017-5201-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,547	8/25/2017	8/16/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00018-7	2017-5207-L	JPMDV	JPMORGAN CHASE BANK, N.A.	59,360	8/25/2017	8/16/2024	GA
Digital	Trigger	10PT	10PT00819	2017-5234-L	CSBDV	Credit Suisse International	43,097	8/28/2017	8/24/2018	GA
Call Spread	Secure	100C	100C03598	2017-5224-L	HSBDV	HSBC Bank USA, National Association	408,393	8/28/2017	8/16/2018	GA
Asian	Spread 1	100S	100S03485	2017-5226-L	HSBDV	HSBC Bank USA, National Association	34,147	8/28/2017	8/25/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-1	2017-5227-L	CITDV	Citibank, N.A.	4,191	8/28/2017	8/20/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-2	2017-5228-L	CITDV	Citibank, N.A.	3,695	8/28/2017	8/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-3	2017-5229-L	CITDV	Citibank, N.A.	3,351	8/28/2017	8/20/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-4	2017-5230-L	CITDV	Citibank, N.A.	3,071	8/28/2017	8/20/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-7	2017-5233-L	CITDV	Citibank, N.A.	14,651	8/28/2017	8/20/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-5	2017-5231-L	CITDV	Citibank, N.A.	2,830	8/28/2017	8/19/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00037-6	2017-5232-L	CITDV	Citibank, N.A.	2,614	8/28/2017	8/18/2023	GA
Cliquet	MCI	100M	100M02281	2017-5235-L	UBSDV	UBS AG	55,119	8/28/2017	8/24/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01095	2017-3781-S	SGDV	Societe Generale	16,000	8/25/2017	8/24/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01094	2017-3780-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	25,000	8/24/2017	8/22/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00252	2017-5189-L	DBDV	Deutsche Bank AG	21,728	8/25/2017	8/22/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00253	2017-5214-L	DBDV	Deutsche Bank AG	31,442	8/28/2017	8/23/2018	GA
Call Spread	Secure	100C	100C03599	2017-5249-L	HSBDV	HSBC Bank USA, National Association	950,490	8/29/2017	8/27/2018	GA
Cliquet	MCI	100M	100M02282	2017-5253-L	DBDV	Deutsche Bank AG	169,831	8/29/2017	8/27/2018	GA
Asian	Spread 1	100S	100S03486	2017-5248-L	HSBDV	HSBC Bank USA, National Association	224,790	8/29/2017	8/27/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian Call Spread	Regency	110R	110R01092	2017-5244-L	HSBDV	HSBC Bank USA, National Association	32,431	8/29/2017	8/20/2018	GA
Basket	Envoy Cap	10EC	10EC02207	2017-5251-L	BARDV	Barclays Bank, PLC	54,863	8/29/2017	8/26/2018	GA
Digital	Trigger	10PT	10PT00820	2017-5247-L	CSBDV	Credit Suisse International	187,495	8/29/2017	8/27/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00254	2017-5241-L	DBDV	Deutsche Bank AG	24,583	8/29/2017	8/26/2018	GA
Call Spread	Secure	100C	100C03600	2017-5256-L	HSBDV	HSBC Bank USA, National Association	366,344	8/30/2017	8/28/2018	GA
Asian	Spread 1	100S	100S03487	2017-5258-L	HSBDV	HSBC Bank USA, National Association	33,663	8/30/2017	8/28/2018	GA
Digital	Trigger	10PT	10PT00821	2017-5259-L	HSBDV	HSBC Bank USA, National Association	69,945	8/30/2017	8/28/2018	GA
Cliquet	MCI	100M	100M02283	2017-5260-L	UBSDV	UBS AG	97,331	8/30/2017	8/29/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01096	2017-3797-S	SGDV	Societe Generale	64,700	8/29/2017	8/24/2018	GA
Call Spread	Secure	100C	100C03601	2017-5261-L	NATDV	NATIXIS SA	252,584	8/31/2017	8/31/2018	GA
Asian	Spread 1	100S	100S03488	2017-5263-L	NATDV	NATIXIS SA	52,816	8/31/2017	8/31/2018	GA
Digital	Trigger	10PT	10PT00822	2017-5271-L	NATDV	NATIXIS SA	24,041	8/31/2017	8/28/2018	GA
Cliquet	MCI	100M	100M02284	2017-5272-L	GSIDV	Goldman Sachs International	45,076	8/31/2017	8/30/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00255	2017-5254-L	DBDV	Deutsche Bank AG	39,687	8/30/2017	8/29/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01097	2017-3798-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	30,000	8/30/2017	8/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01098	2017-3800-S	GSIDV	Goldman Sachs International	17,000	8/31/2017	8/29/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-1	2017-5273-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,560	8/31/2017	8/22/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-5	2017-5277-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,817	8/31/2017	8/22/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-6	2017-5278-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,113	8/31/2017	8/22/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-7	2017-5279-L	JPMDV	JPMORGAN CHASE BANK, N.A.	56,666	8/31/2017	8/22/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-3	2017-5275-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,612	8/31/2017	8/21/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-4	2017-5276-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,664	8/31/2017	8/20/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-3	2017-5266-L	CITDV	Citibank, N.A.	5,193	8/31/2017	9/1/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-4	2017-5267-L	CITDV	Citibank, N.A.	4,733	8/31/2017	9/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-5	2017-5268-L	CITDV	Citibank, N.A.	4,342	8/31/2017	9/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-6	2017-5269-L	CITDV	Citibank, N.A.	3,999	8/31/2017	9/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-7	2017-5270-L	CITDV	Citibank, N.A.	22,448	8/31/2017	8/30/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-1	2017-5264-L	CITDV	Citibank, N.A.	6,682	8/31/2017	8/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00038-2	2017-5265-L	CITDV	Citibank, N.A.	5,783	8/31/2017	8/30/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00019-2	2017-5274-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,793	8/31/2017	8/22/2019	GA
Call Spread	Secure	100C	100C03602	2017-5282-L	CITDV	Citibank, N.A.	442,161	9/1/2017	8/31/2018	GA
Call	Secure Par	100P	100P00778	2017-5283-L	CITDV	Citibank, N.A.	57,100	9/1/2017	8/23/2018	GA
Asian	Spread 1	100S	100S03489	2017-5285-L	CITDV	Citibank, N.A.	101,325	9/1/2017	8/31/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00823	2017-5287-L	GSIDV	Goldman Sachs International	39,301	9/1/2017	8/29/2018	GA
Basket	Envoy Cap	10EC	10EC02208	2017-5291-L	BARDV	Barclays Bank, PLC	52,150	9/1/2017	8/31/2018	GA
Cliquet	MCI	100M	100M02285	2017-5288-L	GSIDV	Goldman Sachs International	60,798	9/1/2017	9/1/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00256	2017-5286-L	DBDV	Deutsche Bank AG	25,594	9/1/2017	8/31/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01099	2017-3818-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	11,700	9/5/2017	8/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-3	2017-5299-L	CITDV	Citibank, N.A.	3,167	9/5/2017	9/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-4	2017-5300-L	CITDV	Citibank, N.A.	2,892	9/5/2017	9/2/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-5	2017-5301-L	CITDV	Citibank, N.A.	2,657	9/5/2017	9/2/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-1	2017-5297-L	CITDV	Citibank, N.A.	4,055	9/5/2017	8/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-2	2017-5298-L	CITDV	Citibank, N.A.	3,520	9/5/2017	8/30/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-6	2017-5303-L	CITDV	Citibank, N.A.	2,450	9/5/2017	9/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00039-7	2017-5304-L	CITDV	Citibank, N.A.	13,749	9/5/2017	8/30/2024	GA
Call Spread	Secure	100C	100C03603	2017-5295-L	CITDV	Citibank, N.A.	210,945	9/5/2017	8/29/2018	GA
Asian	Spread 1	100S	100S03490	2017-5294-L	CITDV	Citibank, N.A.	33,892	9/5/2017	8/30/2018	GA
Cliquet	MCI	100M	100M02286	2017-5302-L	MSIDV	Morgan Stanley & Co International, PLC	27,954	9/5/2017	8/29/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00257	2017-5293-L	DBDV	Deutsche Bank AG	18,621	9/5/2017	9/2/2018	GA
Digital	Trigger	10PT	10PT00824	2017-5308-L	HSBDV	HSBC Bank USA, National Association	127,064	9/6/2017	9/3/2018	GA
Call Spread	Secure	100C	100C03604	2017-5306-L	CITDV	Citibank, N.A.	1,029,122	9/6/2017	9/3/2018	GA
Asian	Spread 1	100S	100S03491	2017-5309-L	CITDV	Citibank, N.A.	90,463	9/6/2017	9/3/2018	GA
Cliquet	MCI	100M	100M02287	2017-5319-L	GSIDV	Goldman Sachs International	247,444	9/6/2017	9/3/2018	GA
Basket	Envoy Cap	10EC	10EC02209	2017-5312-L	GSIDV	Goldman Sachs International	54,992	9/6/2017	9/3/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-1	2017-5314-L	CITDV	Citibank, N.A.	5,879	9/6/2017	9/4/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-2	2017-5315-L	CITDV	Citibank, N.A.	5,130	9/6/2017	9/4/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-3	2017-5316-L	CITDV	Citibank, N.A.	4,631	9/6/2017	9/4/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-7	2017-5321-L	CITDV	Citibank, N.A.	20,170	9/6/2017	9/4/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-4	2017-5317-L	CITDV	Citibank, N.A.	4,235	9/6/2017	9/3/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-5	2017-5318-L	CITDV	Citibank, N.A.	3,896	9/6/2017	9/2/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00040-6	2017-5320-L	CITDV	Citibank, N.A.	3,596	9/6/2017	9/1/2023	GA
Call Spread	Secure	100C	100C03605	2017-5325-L	CITDV	Citibank, N.A. 314,469.95		9/7/2017	9/7/2018	GA
Asian	Spread 1	100S	100S03492	2017-5326-L	CITDV	Citibank, N.A. 21,632.01		9/7/2017	9/7/2018	GA
Digital	Trigger	10PT	10PT00825	2017-5324-L	HSBDV	HSBC Bank USA, National Association 27,101.65		9/7/2017	9/6/2018	GA
Cliquet	MCI	100M	100M02288	2017-5328-L	DBDV	Deutsche Bank AG 43,020.95		9/7/2017	9/7/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01100	2017-3819-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES 40,500.00		9/6/2017	8/31/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01101	2017-3820-S	GSCDV	GOLDMAN SACHS BANK USA/SALT LAKE 24,000.00		9/7/2017	9/4/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00259	2017-5323-L	DBDV	Deutsche Bank AG 25,092.36		9/7/2017	9/6/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00258	2017-5305-L	DBDV	Deutsche Bank AG 25,870.74		9/6/2017	9/2/2018	GA
Call Spread	Secure	100C	100C03606	2017-5329-L	CITDV	Citibank, N.A. 187,005.12		9/8/2017	8/31/2018	GA
Asian	Spread 1	100S	100S03493	2017-5331-L	CITDV	Citibank, N.A. 16,864.56		9/8/2017	9/3/2018	GA
Asian Call Spread	Advantage 1	110A	110A00332	2017-5332-L	CITDV	Citibank, N.A. 15,951.64		9/8/2017	8/11/2018	GA
Cliquet	MCI	100M	100M02289	2017-5341-L	DBDV	Deutsche Bank AG 36,809.62		9/8/2017	9/4/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-1	2017-5334-L	CITDV	Citibank, N.A. 4,921.39		9/8/2017	8/29/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-2	2017-5335-L	CITDV	Citibank, N.A. 4,282.11		9/8/2017	8/29/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-5	2017-5338-L	CITDV	Citibank, N.A. 3,243.88		9/8/2017	8/29/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-6	2017-5339-L	CITDV	Citibank, N.A. 2,992.49		9/8/2017	8/29/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-7	2017-5340-L	CITDV	Citibank, N.A. 16,745.23		9/8/2017	8/29/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-3	2017-5336-L	CITDV	Citibank, N.A. 3,861.18		9/8/2017	8/28/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00041-4	2017-5337-L	CITDV	Citibank, N.A. 3,528.71		9/8/2017	8/27/2021	GA
Call Spread	Secure	100C	100C03607	2017-5342-L	WCHDV	Wells Fargo Bank, N. A. 382,491.20		9/11/2017	9/7/2018	GA
Digital	Trigger	10PT	10PT00826	2017-5362-L	CSBDV	Credit Suisse International 38,210.85		9/11/2017	9/8/2018	GA
Cliquet	MCI	100M	100M02290	2017-5361-L	GSIDV	Goldman Sachs International 70,976.69		9/11/2017	9/8/2018	GA
Asian	Spread 1	100S	100S03494	2017-5346-L	WCHDV	Wells Fargo Bank, N. A. 177,531.20		9/11/2017	9/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-1	2017-5344-L	CITDV	Citibank, N.A. 4,960.22		9/11/2017	9/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-4	2017-5348-L	CITDV	Citibank, N.A. 3,599.44		9/11/2017	9/7/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-5	2017-5349-L	CITDV	Citibank, N.A. 3,312.18		9/11/2017	9/7/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-6	2017-5350-L	CITDV	Citibank, N.A. 3,058.17		9/11/2017	9/7/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-2	2017-5345-L	CITDV	Citibank, N.A. 4,349.81		9/11/2017	9/6/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-3	2017-5347-L	CITDV	Citibank, N.A. 3,934.94		9/11/2017	9/4/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-2	2017-5354-L	JPMDV	JPMORGAN CHASE BANK, N.A. 15,969.18		9/11/2017	9/3/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-3	2017-5355-L	JPMDV	JPMORGAN CHASE BANK, N.A. 14,491.46		9/11/2017	9/3/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-4	2017-5356-L	JPMDV	JPMORGAN CHASE BANK, N.A. 13,307.62		9/11/2017	9/3/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-7	2017-5359-L	JPMDV	JPMORGAN CHASE BANK, N.A. 70,988.97		9/11/2017	9/3/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-1	2017-5352-L	JPMDV	JPMORGAN CHASE BANK, N.A. 18,171.56		9/11/2017	8/31/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-5	2017-5357-L	JPMDV	JPMORGAN CHASE BANK, N.A. 12,290.34		9/11/2017	9/2/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00020-6	2017-5358-L	JPMDV	JPMORGAN CHASE BANK, N.A. 11,382.77		9/11/2017	9/1/2023	GA
Call Spread	Secure	100C	100C03608	2017-5367-L	HSBDV	HSBC Bank USA, National Association 1,033,872.21		9/12/2017	9/9/2018	GA
Asian	Spread 1	100S	100S03495	2017-5369-L	HSBDV	HSBC Bank USA, National Association 178,618.55		9/12/2017	9/10/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01102	2017-3843-S	WCHDV	Wells Fargo Bank, N. A. 14,900.00		9/11/2017	9/7/2018	GA
Digital	Trigger	10PT	10PT00827	2017-5370-L	CSBDV	Credit Suisse International 121,807.82		9/12/2017	9/9/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02291	2017-5372-L	GSIDV	Goldman Sachs International 160,116.74		9/12/2017	9/10/2018	GA
Basket	Envoy Cap	10EC	10EC02210	2017-5365-L	CITDV	Citibank, N.A. 33,372.44		9/11/2017	9/6/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00042-7	2017-5351-L	CITDV	Citibank, N.A. 17,173.73		9/11/2017	9/6/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00260	2017-5363-L	DBDV	Deutsche Bank AG 17,144.22		9/11/2017	9/8/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00261	2017-5371-L	DBDV	Deutsche Bank AG 17,321.70		9/12/2017	9/9/2018	GA
Digital	Trigger	10PT	10PT00828	2017-5391-L	GSIDV	Goldman Sachs International 29,902.47		9/13/2017	9/12/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-3	2017-5380-L	CITDV	Citibank, N.A. 5,208.88		9/13/2017	9/8/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-4	2017-5381-L	CITDV	Citibank, N.A. 4,759.73		9/13/2017	9/8/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-5	2017-5382-L	CITDV	Citibank, N.A. 4,375.49		9/13/2017	9/8/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-6	2017-5383-L	CITDV	Citibank, N.A. 4,034.62		9/13/2017	9/8/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-1	2017-5377-L	CITDV	Citibank, N.A. 6,607.50		9/13/2017	9/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-2	2017-5378-L	CITDV	Citibank, N.A. 5,773.66		9/13/2017	9/6/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00043-7	2017-5385-L	CITDV	Citibank, N.A. 22,627.24		9/13/2017	9/6/2024	GA
Call Spread	Secure	100C	100C03609	2017-5374-L	WCHDV	Wells Fargo Bank, N. A. 334,962.60		9/13/2017	9/13/2018	GA
Asian	Spread 1	100S	100S03496	2017-5379-L	WCHDV	Wells Fargo Bank, N. A. 23,085.00		9/13/2017	9/11/2018	GA
Cliquet	MCI	100M	100M02292	2017-5390-L	DBDV	Deutsche Bank AG 81,868.80		9/13/2017	9/12/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01103	2017-3844-S	BARDV	Barclays Bank, PLC 75,382.00		9/12/2017	9/7/2018	GA
Call Spread	Secure	100C	100C03611	2017-5412-L	WCHDV	Wells Fargo Bank, N. A. 379,627.65		9/15/2017	9/14/2018	GA
Asian	Spread 1	100S	100S03498	2017-5414-L	WCHDV	Wells Fargo Bank, N. A. 107,243.20		9/15/2017	9/14/2018	GA
Asian Call Spread	Regency	110R	110R01093	2017-5410-L	WCHDV	Wells Fargo Bank, N. A.	35,038	9/15/2017	9/6/2018	GA
Digital	Trigger	10PT	10PT00829	2017-5423-L	GSIDV	Goldman Sachs International	38,777	9/15/2017	9/12/2018	GA
Cliquet	MCI	100M	100M02294	2017-5422-L	DBDV	Deutsche Bank AG	91,675	9/15/2017	9/15/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00262	2017-5373-L	DBDV	Deutsche Bank AG	17,357	9/13/2017	9/13/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01105	2017-3848-S	GSIDV	Goldman Sachs International	15,000	9/14/2017	9/19/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01104	2017-3846-S	SGDV	Societe Generale	21,100	9/13/2017	9/10/2018	GA
Call Spread	Secure	100C	100C03610	2017-5394-L	BARDV	Barclays Bank, PLC	248,598	9/14/2017	9/14/2018	GA
Call	Secure Par	100P	100P00779	2017-5397-L	BARDV	Barclays Bank, PLC	51,782	9/14/2017	9/11/2018	GA
Asian	Spread 1	100S	100S03497	2017-5396-L	BARDV	Barclays Bank, PLC	7,817	9/14/2017	9/12/2018	GA
Cliquet	MCI	100M	100M02293	2017-5400-L	DBDV	Deutsche Bank AG	67,806	9/14/2017	9/17/2018	GA
Basket	Envoy Cap	10EC	10EC02211	2017-5398-L	BARDV	Barclays Bank, PLC	30,687	9/14/2017	9/11/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-3	2017-5417-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,826	9/15/2017	9/11/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-6	2017-5420-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,958	9/15/2017	9/11/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-7	2017-5421-L	JPMDV	JPMORGAN CHASE BANK, N.A.	68,206	9/15/2017	9/11/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-1	2017-5415-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,032	9/15/2017	9/11/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-2	2017-5416-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,153	9/15/2017	9/11/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-4	2017-5418-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,746	9/15/2017	9/10/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00021-5	2017-5419-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,803	9/15/2017	9/9/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-1	2017-5402-L	CITDV	Citibank, N.A.	4,266	9/15/2017	8/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-3	2017-5404-L	CITDV	Citibank, N.A.	3,367	9/15/2017	8/31/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-4	2017-5405-L	CITDV	Citibank, N.A.	3,077	9/15/2017	8/31/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-5	2017-5406-L	CITDV	Citibank, N.A.	2,828	9/15/2017	8/31/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-6	2017-5407-L	CITDV	Citibank, N.A.	2,608	9/15/2017	8/31/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-2	2017-5403-L	CITDV	Citibank, N.A.	3,731	9/15/2017	8/30/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00044-7	2017-5408-L	CITDV	Citibank, N.A.	14,601	9/15/2017	8/30/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00263	2017-5401-L	DBDV	Deutsche Bank AG	19,880	9/15/2017	9/14/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01106	2017-3864-S	SGDV	Societe Generale	34,900	9/18/2017	9/14/2018	GA
Call Spread	Secure	100C	100C03612	2017-5427-L	NATDV	NATIXIS SA	403,155	9/18/2017	9/17/2018	GA
Asian	Spread 1	100S	100S03499	2017-5430-L	NATDV	NATIXIS SA	68,736	9/18/2017	9/13/2018	GA
Digital	Trigger	10PT	10PT00830	2017-5436-L	HSBDV	HSBC Bank USA, National Association	34,568	9/18/2017	9/13/2018	GA
Cliquet	MCI	100M	100M02295	2017-5432-L	UBSDV	UBS AG	63,124	9/18/2017	9/16/2018	GA
Basket	Envoy Cap	10EC	10EC02212	2017-5433-L	CITDV	Citibank, N.A.	40,241	9/18/2017	9/15/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00264	2017-5428-L	DBDV	Deutsche Bank AG	20,168	9/18/2017	9/15/2018	GA
Call Spread	Secure	100C	100C03613	2017-5441-L	SGDV	Societe Generale	1,037,787	9/19/2017	9/17/2018	GA
Asian	Spread 1	100S	100S03500	2017-5443-L	SGDV	Societe Generale	143,020	9/19/2017	9/17/2018	GA
Digital	Trigger	10PT	10PT00831	2017-5446-L	CSBDV	Credit Suisse International	105,092	9/19/2017	9/17/2018	GA
Basket	Envoy Cap	10EC	10EC02213	2017-5444-L	CITDV	Citibank, N.A.	33,411	9/19/2017	9/17/2018	GA
Cliquet	MCI	100M	100M02296	2017-5447-L	DBDV	Deutsche Bank AG	191,481	9/19/2017	9/17/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-3	2017-5450-L	CITDV	Citibank, N.A.	3,777	9/19/2017	9/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-4	2017-5451-L	CITDV	Citibank, N.A.	3,451	9/19/2017	9/17/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-7	2017-5454-L	CITDV	Citibank, N.A.	16,417	9/19/2017	9/17/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-2	2017-5449-L	CITDV	Citibank, N.A.	4,185	9/19/2017	9/17/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-5	2017-5452-L	CITDV	Citibank, N.A.	3,171	9/19/2017	9/16/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-6	2017-5453-L	CITDV	Citibank, N.A.	2,924	9/19/2017	9/15/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00045-1	2017-5448-L	CITDV	Citibank, N.A.	4,784	9/19/2017	9/17/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01107	2017-3865-S	SGDV	Societe Generale	88,200	9/19/2017	9/14/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01108	2017-3866-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	28,200	9/20/2017	9/19/2018	GA
Call Spread	Secure	100C	100C03614	2017-5456-L	CITDV	Citibank, N.A.	394,845	9/20/2017	9/20/2018	GA
Asian	Spread 1	100S	100S03501	2017-5458-L	CITDV	Citibank, N.A.	26,165	9/20/2017	9/17/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00832	2017-5461-L	GSIDV	Goldman Sachs International	35,146	9/20/2017	9/17/2018	GA
Cliquet	MCI	100M	100M02297	2017-5462-L	GSIDV	Goldman Sachs International	79,050	9/20/2017	9/17/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00265	2017-5455-L	DBDV	Deutsche Bank AG	42,034	9/20/2017	9/17/2018	GA
Digital	Trigger	10PT	10PT00833	2017-5467-L	HSBDV	HSBC Bank USA, National Association	22,562	9/21/2017	9/18/2018	GA
Call Spread	Secure	100C	100C03615	2017-5464-L	HSBDV	HSBC Bank USA, National Association	245,562	9/21/2017	9/18/2018	GA
Asian	Spread 1	100S	100S03502	2017-5466-L	HSBDV	HSBC Bank USA, National Association	8,222	9/21/2017	9/19/2018	GA
Cliquet	MCI	100M	100M02298	2017-5469-L	DBDV	Deutsche Bank AG	68,348	9/21/2017	9/16/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-1	2017-5468-L	CITDV	Citibank, N.A.	5,668	9/21/2017	9/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-2	2017-5470-L	CITDV	Citibank, N.A.	4,967	9/21/2017	9/13/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-4	2017-5472-L	CITDV	Citibank, N.A.	4,100	9/21/2017	9/13/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-5	2017-5473-L	CITDV	Citibank, N.A.	3,769	9/21/2017	9/13/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-6	2017-5474-L	CITDV	Citibank, N.A.	3,476	9/21/2017	9/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-7	2017-5475-L	CITDV	Citibank, N.A.	19,507	9/21/2017	9/13/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00046-3	2017-5471-L	CITDV	Citibank, N.A.	4,489	9/21/2017	9/11/2020	GA
Call Spread	Secure	100C	100C03616	2017-5479-L	HSBDV	HSBC Bank USA, National Association	421,900	9/22/2017	9/21/2018	GA
Asian	Spread 1	100S	100S03503	2017-5478-L	HSBDV	HSBC Bank USA, National Association	86,768	9/22/2017	9/20/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01109	2017-3878-S	GSIDV	Goldman Sachs International	48,000	9/22/2017	9/6/2018	GA
Digital	Trigger	10PT	10PT00834	2017-5490-L	CSBDV	Credit Suisse International	30,621	9/22/2017	9/21/2018	GA
Basket	Envoy Cap	10EC	10EC02214	2017-5488-L	BARDV	Barclays Bank, PLC	23,058	9/22/2017	9/12/2018	GA
Cliquet	MCI	100M	100M02299	2017-5491-L	MSIDV	Morgan Stanley & Co International, PLC	66,400	9/22/2017	9/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-1	2017-5482-L	CITDV	Citibank, N.A.	4,768	9/22/2017	9/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-3	2017-5484-L	CITDV	Citibank, N.A.	3,815	9/22/2017	9/21/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-4	2017-5485-L	CITDV	Citibank, N.A.	3,494	9/22/2017	9/21/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-5	2017-5481-L	CITDV	Citibank, N.A.	3,216	9/22/2017	9/21/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-6	2017-5486-L	CITDV	Citibank, N.A.	2,969	9/22/2017	9/21/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-2	2017-5483-L	CITDV	Citibank, N.A.	4,210	9/22/2017	9/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00047-7	2017-5487-L	CITDV	Citibank, N.A.	16,684	9/22/2017	9/20/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00266	2017-5477-L	DBDV	Deutsche Bank AG	25,664	9/22/2017	9/21/2018	GA
Digital	Trigger	10PT	10PT00835	2017-5505-L	HSBDV	HSBC Bank USA, National Association	25,363	9/25/2017	9/24/2018	GA
Call Spread	Secure	100C	100C03617	2017-5500-L	GSIDV	Goldman Sachs International	352,685	9/25/2017	9/21/2018	GA
Asian	Spread 1	100S	100S03504	2017-5504-L	GSIDV	Goldman Sachs International	42,555	9/25/2017	9/19/2018	GA
Cliquet	MCI	100M	100M02300	2017-5506-L	UBSDV	UBS AG	59,367	9/25/2017	9/16/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-1	2017-5495-L	CITDV	Citibank, N.A.	4,421	9/25/2017	9/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-3	2017-5497-L	CITDV	Citibank, N.A.	3,549	9/25/2017	9/21/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-4	2017-5498-L	CITDV	Citibank, N.A.	3,254	9/25/2017	9/21/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-5	2017-5499-L	CITDV	Citibank, N.A.	2,999	9/25/2017	9/21/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-6	2017-5501-L	CITDV	Citibank, N.A.	2,771	9/25/2017	9/21/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-2	2017-5496-L	CITDV	Citibank, N.A.	3,912	9/25/2017	9/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00048-7	2017-5502-L	CITDV	Citibank, N.A.	15,562	9/25/2017	9/20/2024	GA
Call Spread	Secure	100C	100C03618	2017-5517-L	GSIDV	Goldman Sachs International	930,100	9/26/2017	9/21/2018	GA
Call	Secure Par	100P	100P00780	2017-5516-L	GSIDV	Goldman Sachs International	47,232	9/26/2017	9/17/2018	GA
Asian	Spread 1	100S	100S03505	2017-5513-L	GSIDV	Goldman Sachs International	169,174	9/26/2017	9/24/2018	GA
Basket	Envoy Cap	10EC	10EC02215	2017-5534-L	NATDV	NATIXIS SA	58,587	9/26/2017	9/24/2018	GA
Digital	Trigger	10PT	10PT00836	2017-5535-L	NATDV	NATIXIS SA	92,199	9/26/2017	9/24/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-1	2017-5508-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,050	9/26/2017	9/18/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-2	2017-5509-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,143	9/26/2017	9/18/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-3	2017-5510-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,797	9/26/2017	9/18/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-6	2017-5514-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,919	9/26/2017	9/18/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-7	2017-5515-L	JPMDV	JPMORGAN CHASE BANK, N.A.	67,291	9/26/2017	9/18/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-4	2017-5511-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,697	9/26/2017	9/17/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00022-5	2017-5512-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,741	9/26/2017	9/16/2022	GA
Swaption	Interest Rate Benchmark	10RC	10RC01111	2017-3901-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	31,900	9/27/2017	9/28/2018	GA
Digital	Trigger	10PT	10PT00837	2017-5543-L	HSBDV	HSBC Bank USA, National Association	68,434	9/27/2017	9/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-1	2017-5544-L	CITDV	Citibank, N.A.	9,090	9/27/2017	9/25/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-2	2017-5545-L	CITDV	Citibank, N.A.	8,013	9/27/2017	9/25/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-3	2017-5546-L	CITDV	Citibank, N.A.	7,259	9/27/2017	9/25/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-6	2017-5550-L	CITDV	Citibank, N.A.	5,643	9/27/2017	9/25/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-4	2017-5548-L	CITDV	Citibank, N.A.	6,646	9/27/2017	9/24/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-5	2017-5549-L	CITDV	Citibank, N.A.	6,117	9/27/2017	9/23/2022	GA
Call Spread	Secure	100C	100C03619	2017-5539-L	HSBDV	HSBC Bank USA, National Association	301,741	9/27/2017	9/28/2018	GA
Asian	Spread 1	100S	100S03506	2017-5541-L	HSBDV	HSBC Bank USA, National Association	20,932	9/27/2017	9/25/2018	GA
Basket	Envoy Cap	10EC	10EC02216	2017-5554-L	BARDV	Barclays Bank, PLC	29,410	9/27/2017	9/26/2018	GA
Cliquet	MCI	100M	100M02302	2017-5542-L	DBDV	Deutsche Bank AG	68,070	9/27/2017	9/28/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00268	2017-5538-L	DBDV	Deutsche Bank AG	45,838	9/27/2017	9/25/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00267	2017-5492-L	DBDV	Deutsche Bank AG	18,058	9/25/2017	9/17/2018	GA
Call Spread	Secure	100C	100C03620	2017-5556-L	WCHDV	Wells Fargo Bank, N. A.	272,488	9/28/2017	9/27/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02303	2017-5564-L	DBDV	Deutsche Bank AG	75,236	9/28/2017	9/27/2018	GA
Call Spread	Secure	100C	100C03621	2017-5567-L	CITDV	Citibank, N.A.	529,365	9/29/2017	9/26/2018	GA
Asian	Spread 1	100S	100S03508	2017-5569-L	CITDV	Citibank, N.A.	127,320	9/29/2017	9/27/2018	GA
Asian	Spread 1	100S	100S03507	2017-5559-L	WCHDV	Wells Fargo Bank, N. A.	34,008	9/28/2017	9/27/2018	GA
Cliquet	MCI	100M	100M02301	2017-5537-L	UBSDV	UBS AG	154,129	9/26/2017	9/24/2018	GA
Cliquet	MCI	100M	100M02304	2017-5580-L	GSIDV	Goldman Sachs International	62,426	9/29/2017	9/28/2018	GA
Basket	Envoy Cap	10EC	10EC02217	2017-5577-L	NATDV	NATIXIS SA	40,950	9/29/2017	9/28/2018	GA
Digital	Trigger	10PT	10PT00838	2017-5578-L	SGDV	Societe Generale	64,328	9/29/2017	9/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01110	2017-3899-S	SGDV	Societe Generale	103,100	9/26/2017	9/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01112	2017-3902-S	BNPDV	BNP Paribas	20,200	9/28/2017	9/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01113	2017-3905-S	WCHDV	Wells Fargo Bank, N. A.	34,000	9/29/2017	9/28/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00269	2017-5557-L	DBDV	Deutsche Bank AG	21,459	9/28/2017	9/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00049-7	2017-5551-L	CITDV	Citibank, N.A.	31,694	9/27/2017	9/25/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-2	2017-5571-L	CITDV	Citibank, N.A.	4,577	9/29/2017	9/23/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-3	2017-5572-L	CITDV	Citibank, N.A.	4,118	9/29/2017	9/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-4	2017-5573-L	CITDV	Citibank, N.A.	3,753	9/29/2017	9/23/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-5	2017-5574-L	CITDV	Citibank, N.A.	3,442	9/29/2017	9/23/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-7	2017-5576-L	CITDV	Citibank, N.A.	17,794	9/29/2017	9/23/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-1	2017-5570-L	CITDV	Citibank, N.A.	5,267	9/29/2017	9/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00050-6	2017-5575-L	CITDV	Citibank, N.A.	3,170	9/29/2017	9/22/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-1	2017-5581-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,447	9/29/2017	9/25/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-2	2017-5582-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,910	9/29/2017	9/25/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-3	2017-5583-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,790	9/29/2017	9/25/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-6	2017-5586-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,346	9/29/2017	9/25/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-7	2017-5587-L	JPMDV	JPMORGAN CHASE BANK, N.A.	57,312	9/29/2017	9/25/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-4	2017-5584-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,860	9/29/2017	9/24/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00023-5	2017-5585-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,045	9/29/2017	9/23/2022	GA
Digital	Trigger	10PT	10PT00839	2017-5588-L	SGDV	Societe Generale	24,764	10/2/2017	9/28/2018	GA
Call Spread	Secure	100C	100C03622	2017-5597-L	CITDV	Citibank, N.A.	346,661	10/2/2017	9/28/2018	GA
Asian	Spread 1	100S	100S03509	2017-5591-L	CITDV	Citibank, N.A.	88,204	10/2/2017	9/27/2018	GA
Asian	Market Smart 5	500K	500K00013	2017-5596-L	CITDV	Citibank, N.A.	2,253	10/2/2017	6/1/2020	GA
Asian	Choice 7	7200	720000061	2017-5590-L	CITDV	Citibank, N.A.	145,712	10/2/2017	3/9/2019	GA
Asian Call Spread	Regency	110R	110R01094	2017-5592-L	CITDV	Citibank, N.A.	33,596	10/2/2017	9/22/2018	GA
Cliquet	MCI	100M	100M02305	2017-5589-L	DBDV	Deutsche Bank AG	37,107	10/2/2017	10/1/2018	GA
Call Spread	Secure	100C	100C03623	2017-5611-L	WCHDV	Wells Fargo Bank, N. A.	1,005,869	10/3/2017	10/1/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Spread 1	100S	100S03510	2017-5613-L	WCHDV	Wells Fargo Bank, N. A.	109,665	10/3/2017	10/1/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01114	2017-3921-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	113,800	10/3/2017	9/28/2018	GA
Cliquet	MCI	100M	100M02306	2017-5609-L	GSIDV	Goldman Sachs International	166,628	10/3/2017	9/26/2018	GA
Basket	Envoy Cap	10EC	10EC02218	2017-5614-L	CITDV	Citibank, N.A.	32,326	10/3/2017	10/1/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-1	2017-5600-L	CITDV	Citibank, N.A.	9,051	10/3/2017	9/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-2	2017-5601-L	CITDV	Citibank, N.A.	7,715	10/3/2017	9/26/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-5	2017-5604-L	CITDV	Citibank, N.A.	5,548	10/3/2017	9/26/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-6	2017-5605-L	CITDV	Citibank, N.A.	5,037	10/3/2017	9/26/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-7	2017-5606-L	CITDV	Citibank, N.A.	27,893	10/3/2017	9/26/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-3	2017-5602-L	CITDV	Citibank, N.A.	6,833	10/3/2017	9/25/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00051-4	2017-5603-L	CITDV	Citibank, N.A.	6,137	10/3/2017	9/24/2021	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00270	2017-5599-L	DBDV	Deutsche Bank AG	51,725	10/3/2017	9/12/2018	GA
Call Spread	Secure	100C	100C03624	2017-5618-L	CITDV	Citibank, N.A.	269,299	10/4/2017	10/5/2018	GA
Asian	Spread 1	100S	100S03511	2017-5621-L	CITDV	Citibank, N.A.	33,485	10/4/2017	10/2/2018	GA
Cliquet	MCI	100M	100M02307	2017-5620-L	UBSDV	UBS AG	81,123	10/4/2017	9/28/2018	GA
Call Spread	Secure	100C	100C03625	2017-5622-L	WCHDV	Wells Fargo Bank, N. A.	201,739	10/5/2017	10/4/2018	GA
Asian	Spread 1	100S	100S03512	2017-5624-L	WCHDV	Wells Fargo Bank, N. A.	18,339	10/5/2017	10/1/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00271	2017-5617-L	DBDV	Deutsche Bank AG	45,605	10/4/2017	10/3/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01115	2017-3931-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	29,400	10/4/2017	9/28/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-1	2017-5626-L	CITDV	Citibank, N.A.	6,007	10/5/2017	10/2/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-2	2017-5627-L	CITDV	Citibank, N.A.	5,126	10/5/2017	10/2/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-3	2017-5628-L	CITDV	Citibank, N.A.	4,538	10/5/2017	10/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-6	2017-5633-L	CITDV	Citibank, N.A.	3,346	10/5/2017	10/2/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-7	2017-5634-L	CITDV	Citibank, N.A.	18,550	10/5/2017	10/2/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-4	2017-5630-L	CITDV	Citibank, N.A.	4,076	10/5/2017	10/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00052-5	2017-5632-L	CITDV	Citibank, N.A.	3,686	10/5/2017	9/30/2022	GA
Digital	Trigger	10PT	10PT00840	2017-5610-L	SGDV	Societe Generale	94,360	10/3/2017	10/1/2018	GA
Digital	Trigger	10PT	10PT00841	2017-5625-L	NATDV	NATIXIS SA	48,892	10/5/2017	10/4/2018	GA
Cliquet	MCI	100M	100M02308	2017-5629-L	GSIDV	Goldman Sachs International	39,284	10/5/2017	10/2/2018	GA
Call Spread	Secure	100C	100C03626	2017-5636-L	WCHDV	Wells Fargo Bank, N. A.	390,374	10/6/2017	10/5/2018	GA
Asian	Spread 1	100S	100S03513	2017-5638-L	WCHDV	Wells Fargo Bank, N. A.	95,589	10/6/2017	10/3/2018	GA
Digital	Trigger	10PT	10PT00842	2017-5640-L	GSIDV	Goldman Sachs International	31,214	10/6/2017	10/2/2018	GA
Cliquet	MCI	100M	100M02309	2017-5639-L	DBDV	Deutsche Bank AG	79,229	10/6/2017	10/7/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01116	2017-3938-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	22,400	10/5/2017	10/3/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00272	2017-5635-L	DBDV	Deutsche Bank AG	19,830	10/6/2017	10/2/2018	GA
Call Spread	Secure	100C	100C03627	2017-5646-L	WCHDV	Wells Fargo Bank, N. A.	336,023	10/9/2017	10/5/2018	GA
Asian	Spread 1	100S	100S03514	2017-5652-L	WCHDV	Wells Fargo Bank, N. A.	26,480	10/9/2017	10/7/2018	GA
Call	Secure Par	100P	100P00781	2017-5651-L	WCHDV	Wells Fargo Bank, N. A.	55,382	10/9/2017	9/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-1	2017-5642-L	CITDV	Citibank, N.A.	5,980	10/9/2017	10/4/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-2	2017-5643-L	CITDV	Citibank, N.A.	5,144	10/9/2017	10/4/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-4	2017-5645-L	CITDV	Citibank, N.A.	4,116	10/9/2017	10/4/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-5	2017-5647-L	CITDV	Citibank, N.A.	3,727	10/9/2017	10/4/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-6	2017-5648-L	CITDV	Citibank, N.A.	3,390	10/9/2017	10/4/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-7	2017-5650-L	CITDV	Citibank, N.A.	18,795	10/9/2017	10/4/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00053-3	2017-5644-L	CITDV	Citibank, N.A.	4,575	10/9/2017	10/2/2020	GA
Digital	Trigger	10PT	10PT00843	2017-5653-L	SGDV	Societe Generale	21,877	10/9/2017	10/5/2018	GA
Cliquet	MCI	100M	100M02310	2017-5654-L	UBSDV	UBS AG	92,583	10/9/2017	10/6/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00273	2017-5641-L	DBDV	Deutsche Bank AG	17,857	10/9/2017	10/5/2018	GA
Call Spread	Secure	100C	100C03628	2017-5688-L	WCHDV	Wells Fargo Bank, N. A.	886,181	10/10/2017	10/8/2018	GA
Asian	Spread 1	100S	100S03515	2017-5690-L	WCHDV	Wells Fargo Bank, N. A.	73,429	10/10/2017	10/10/2018	GA
Digital	Trigger	10PT	10PT00844	2017-5696-L	NATDV	NATIXIS SA	127,384	10/10/2017	10/8/2018	GA
Cliquet	MCI	100M	100M02311	2017-5695-L	DBDV	Deutsche Bank AG	176,976	10/10/2017	10/8/2018	GA
Basket	Envoy Cap	10EC	10EC02220	2017-5697-L	GSIDV	Goldman Sachs International	42,180	10/10/2017	10/8/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-1	2017-5699-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,753	10/10/2017	10/2/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-2	2017-5700-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,630	10/10/2017	10/2/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-3	2017-5701-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,135	10/10/2017	10/2/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-6	2017-5704-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,910	10/10/2017	10/2/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-7	2017-5705-L	JPMDV	JPMORGAN CHASE BANK, N.A.	60,445	10/10/2017	10/2/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-4	2017-5702-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,892	10/10/2017	10/1/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00024-5	2017-5703-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,841	10/10/2017	9/30/2022	GA
Call Spread	Secure	100C	100C03629	2017-5708-L	SGDV	Societe Generale	387,035	10/11/2017	10/9/2018	GA
Asian	Spread 1	100S	100S03516	2017-5712-L	SGDV	Societe Generale	43,371	10/11/2017	10/9/2018	GA
Asian Call Spread	Regency	110R	110R01095	2017-5714-L	SGDV	Societe Generale	32,336	10/11/2017	10/6/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01117	2017-3959-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	129,500	10/10/2017	10/5/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01118	2017-3961-S	WCHDV	Wells Fargo Bank, N. A.	52,000	10/11/2017	10/10/2018	GA
Digital	Trigger	10PT	10PT00845	2017-5719-L	GSIDV	Goldman Sachs International	30,305	10/11/2017	10/10/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-1	2017-5707-L	CITDV	Citibank, N.A.	7,727	10/11/2017	10/9/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-2	2017-5709-L	CITDV	Citibank, N.A.	6,657	10/11/2017	10/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-3	2017-5711-L	CITDV	Citibank, N.A.	5,924	10/11/2017	10/9/2020	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-6	2017-5717-L	CITDV	Citibank, N.A.	4,402	10/11/2017	10/9/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-7	2017-5718-L	CITDV	Citibank, N.A.	24,436	10/11/2017	10/9/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-4	2017-5713-L	CITDV	Citibank, N.A.	5,338	10/11/2017	10/8/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00054-5	2017-5715-L	CITDV	Citibank, N.A.	4,841	10/11/2017	10/7/2022	GA
Cliquet	MCI	100M	100M02312	2017-5720-L	CSBDV	Credit Suisse International	77,410	10/11/2017	10/7/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00275	2017-5706-L	DBDV	Deutsche Bank AG	29,277	10/11/2017	10/10/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00274	2017-5657-L	DBDV	Deutsche Bank AG	19,573	10/10/2017	10/8/2018	GA
Call Spread	Secure	100C	100C03630	2017-5721-L	NATDV	NATIXIS SA	234,675	10/12/2017	10/11/2018	GA
Asian	Spread 1	100S	100S03517	2017-5723-L	NATDV	NATIXIS SA	21,861	10/12/2017	10/11/2018	GA
Digital	Trigger	10PT	10PT00846	2017-5724-L	GSIDV	Goldman Sachs International	22,334	10/12/2017	10/9/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-1	2017-5725-L	CITDV	Citibank, N.A.	6,175	10/12/2017	10/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-2	2017-5726-L	CITDV	Citibank, N.A.	5,305	10/12/2017	10/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-3	2017-5727-L	CITDV	Citibank, N.A.	4,714	10/12/2017	10/8/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-4	2017-5728-L	CITDV	Citibank, N.A.	4,244	10/12/2017	10/8/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-7	2017-5731-L	CITDV	Citibank, N.A.	19,411	10/12/2017	10/8/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-5	2017-5729-L	CITDV	Citibank, N.A.	3,846	10/12/2017	10/7/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00055-6	2017-5730-L	CITDV	Citibank, N.A.	3,498	10/12/2017	10/6/2023	GA
Option Name	Strategy Name	Option Code	OptionNumber	DealNumber	CounterPartyID	Counterparty	Cost	TradeDate	GA/	SA
Cliquet	MCI	100M	100M02313	2017-5732-L	UBSDV	UBS AG	52,823	10/12/2017	10/10/2018	GA
Call Spread	Secure	100C	100C03631	2017-5741-L	GSIDV	Goldman Sachs International	295,894	10/13/2017	10/12/2018	GA
Asian	Spread 1	100S	100S03518	2017-5744-L	GSIDV	Goldman Sachs International	23,652	10/13/2017	10/12/2018	GA
Basket	Envoy Cap	10EC	10EC02219	2017-5655-L	CITDV	Citibank, N.A.	24,360	10/9/2017	10/5/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-1	2017-5735-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,986	10/13/2017	10/9/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-2	2017-5736-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,881	10/13/2017	10/9/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-3	2017-5737-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,430	10/13/2017	10/9/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-6	2017-5740-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,359	10/13/2017	10/9/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-7	2017-5742-L	JPMDV	JPMORGAN CHASE BANK, N.A.	57,452	10/13/2017	10/9/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-4	2017-5738-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,241	10/13/2017	10/8/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00025-5	2017-5739-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,242	10/13/2017	10/7/2022	GA
Digital	Trigger	10PT	10PT00847	2017-5745-L	SGDV	Societe Generale	20,213	10/13/2017	10/12/2018	GA
Cliquet	MCI	100M	100M02314	2017-5755-L	DBDV	Deutsche Bank AG	64,490	10/13/2017	10/11/2018	GA
Basket	Envoy Cap	10EC	10EC02221	2017-5747-L	BARDV	Barclays Bank, PLC	19,859	10/13/2017	10/11/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-3	2017-5749-L	CITDV	Citibank, N.A.	3,892	10/13/2017	10/6/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-4	2017-5751-L	CITDV	Citibank, N.A.	3,495	10/13/2017	10/6/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-5	2017-5752-L	CITDV	Citibank, N.A.	3,162	10/13/2017	10/6/2022	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-6	2017-5753-L	CITDV	Citibank, N.A.	2,872	10/13/2017	10/6/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-1	2017-5746-L	CITDV	Citibank, N.A.	5,171	10/13/2017	10/5/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-2	2017-5748-L	CITDV	Citibank, N.A.	4,401	10/13/2017	10/4/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00056-7	2017-5754-L	CITDV	Citibank, N.A.	15,923	10/13/2017	10/4/2024	GA
Swaption	Interest Rate Benchmark	10RC	10RC01119	2017-3968-S	GSIDV	Goldman Sachs International	42,000	10/13/2017	10/11/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00276	2017-5734-L	DBDV	Deutsche Bank AG	19,498	10/13/2017	10/10/2018	GA
Call Spread	Secure	100C	100C03632	2017-5756-L	GSIDV	Goldman Sachs International	313,624	10/16/2017	10/12/2018	GA
Asian	Spread 1	100S	100S03519	2017-5758-L	GSIDV	Goldman Sachs International	50,277	10/16/2017	10/12/2018	GA
Cliquet	MCI	100M	100M02315	2017-5759-L	UBSDV	UBS AG	57,104	10/16/2017	10/10/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-1	2017-5760-L	CITDV	Citibank, N.A.	6,482	10/16/2017	10/9/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-2	2017-5761-L	CITDV	Citibank, N.A.	5,554	10/16/2017	10/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-3	2017-5762-L	CITDV	Citibank, N.A.	4,929	10/16/2017	10/9/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-6	2017-5765-L	CITDV	Citibank, N.A.	3,653	10/16/2017	10/9/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-7	2017-5766-L	CITDV	Citibank, N.A.	20,262	10/16/2017	10/9/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-4	2017-5763-L	CITDV	Citibank, N.A.	4,436	10/16/2017	10/8/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00057-5	2017-5764-L	CITDV	Citibank, N.A.	4,019	10/16/2017	10/7/2022	GA
Call Spread	Secure	100C	100C03633	2017-5789-L	HSBDV	HSBC Bank USA, National Association	908,272	10/17/2017	10/15/2018	GA
Asian	Spread 1	100S	100S03520	2017-5792-L	HSBDV	HSBC Bank USA, National Association	90,814	10/17/2017	10/15/2018	GA
Digital	Trigger	10PT	10PT00848	2017-5849-L	SGDV	Societe Generale	133,098	10/17/2017	10/15/2018	GA
Basket	Envoy Cap	10EC	10EC02222	2017-5876-L	BARDV	Barclays Bank, PLC	49,117	10/17/2017	10/14/2018	GA
Cliquet	MCI	100M	100M02316	2017-5879-L	DBDV	Deutsche Bank AG	164,870	10/17/2017	10/16/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00277	2017-5781-L	DBDV	Deutsche Bank AG	70,085	10/17/2017	10/14/2018	GA
Call Spread	Secure	100C	100C03634	2017-5893-L	HSBDV	HSBC Bank USA, National Association	329,190	10/18/2017	10/17/2018	GA
Asian	Spread 1	100S	100S03521	2017-5895-L	HSBDV	HSBC Bank USA, National Association	27,348	10/18/2017	10/16/2018	GA
Digital	Trigger	10PT	10PT00849	2017-5897-L	SGDV	Societe Generale	25,731	10/18/2017	10/17/2018	GA
Cliquet	MCI	100M	100M02317	2017-5905-L	DBDV	Deutsche Bank AG	79,138	10/18/2017	10/15/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-3	2017-5900-L	CITDV	Citibank, N.A.	4,615	10/18/2017	10/13/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-4	2017-5901-L	CITDV	Citibank, N.A.	4,158	10/18/2017	10/13/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-6	2017-5903-L	CITDV	Citibank, N.A.	3,429	10/18/2017	10/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-1	2017-5898-L	CITDV	Citibank, N.A.	6,017	10/18/2017	10/12/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-2	2017-5899-L	CITDV	Citibank, N.A.	5,189	10/18/2017	10/11/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-7	2017-5904-L	CITDV	Citibank, N.A.	19,008	10/18/2017	10/11/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00058-5	2017-5902-L	CITDV	Citibank, N.A.	3,770	10/18/2017	10/13/2022	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01120	2017-3990-S	NATDV	NATIXIS SA	133,650	10/17/2017	10/12/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01121	2017-3991-S	WCHDV	Wells Fargo Bank, N. A.	38,900	10/18/2017	10/15/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00278	2017-5896-L	DBDV	Deutsche Bank AG	26,120	10/18/2017	10/17/2018	GA
Call Spread	Secure	100C	100C03635	2017-5906-L	WCHDV	Wells Fargo Bank, N. A.	294,744	10/19/2017	10/17/2018	GA
Call	Secure Par	100P	100P00782	2017-5908-L	WCHDV	Wells Fargo Bank, N. A.	56,728	10/19/2017	10/12/2018	GA
Asian	Spread 1	100S	100S03522	2017-5909-L	WCHDV	Wells Fargo Bank, N. A.	4,848	10/19/2017	10/18/2018	GA
Digital	Trigger	10PT	10PT00850	2017-5917-L	SGDV	Societe Generale	42,786	10/19/2017	10/18/2018	GA
Cliquet	MCI	100M	100M02318	2017-5918-L	MSIDV	Morgan Stanley & Co International, PLC	73,675	10/19/2017	10/17/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-2	2017-5911-L	CITDV	Citibank, N.A.	6,770	10/19/2017	10/14/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-3	2017-5912-L	CITDV	Citibank, N.A.	6,026	10/19/2017	10/14/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-5	2017-5914-L	CITDV	Citibank, N.A.	4,923	10/19/2017	10/14/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-7	2017-5916-L	CITDV	Citibank, N.A.	24,863	10/19/2017	10/14/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-1	2017-5910-L	CITDV	Citibank, N.A.	7,855	10/19/2017	10/12/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-6	2017-5915-L	CITDV	Citibank, N.A.	4,479	10/19/2017	10/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00059-4	2017-5913-L	CITDV	Citibank, N.A.	5,429	10/19/2017	10/14/2021	GA
Call Spread	Secure	100C	100C03636	2017-5920-L	BOADV	Bank of America, N.A.	471,577	10/20/2017	10/19/2018	GA
Asian	Spread 1	100S	100S03523	2017-5922-L	BOADV	Bank of America, N.A.	59,694	10/20/2017	10/20/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01123	2017-3993-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	23,000	10/20/2017	10/19/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01122	2017-3992-S	GSIDV	Goldman Sachs International	26,500	10/19/2017	10/18/2018	GA
Cliquet	MCI	100M	100M02319	2017-5923-L	DBDV	Deutsche Bank AG	76,832	10/20/2017	10/19/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00279	2017-5919-L	DBDV	Deutsche Bank AG	29,150	10/20/2017	10/15/2018	GA
Digital	Trigger	10PT	10PT00851	2017-5944-L	NATDV	NATIXIS SA	43,802	10/23/2017	10/19/2018	GA
Call Spread	Secure	100C	100C03637	2017-5927-L	BARDV	Barclays Bank, PLC	449,575	10/23/2017	10/19/2018	GA
Asian	Spread 1	100S	100S03524	2017-5929-L	BARDV	Barclays Bank, PLC	73,775	10/23/2017	10/19/2018	GA
Cliquet	MCI	100M	100M02320	2017-5945-L	DBDV	Deutsche Bank AG	83,866	10/23/2017	10/20/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-1	2017-5930-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,579	10/23/2017	10/12/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-3	2017-5934-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,131	10/23/2017	10/12/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-4	2017-5937-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,990	10/23/2017	10/12/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-5	2017-5938-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,009	10/23/2017	10/12/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-6	2017-5940-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,131	10/23/2017	10/12/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-2	2017-5931-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,564	10/23/2017	10/11/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00026-7	2017-5942-L	JPMDV	JPMORGAN CHASE BANK, N.A.	56,261	10/23/2017	10/11/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-1	2017-5932-L	CITDV	Citibank, N.A.	4,938	10/23/2017	10/17/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-2	2017-5933-L	CITDV	Citibank, N.A.	4,231	10/23/2017	10/17/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-5	2017-5939-L	CITDV	Citibank, N.A.	3,053	10/23/2017	10/17/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-6	2017-5941-L	CITDV	Citibank, N.A.	2,773	10/23/2017	10/17/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-7	2017-5943-L	CITDV	Citibank, N.A.	15,374	10/23/2017	10/17/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-3	2017-5935-L	CITDV	Citibank, N.A.	3,754	10/23/2017	10/16/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00060-4	2017-5936-L	CITDV	Citibank, N.A.	3,375	10/23/2017	10/15/2021	GA
Basket	Envoy Cap	10EC	10EC02223	2017-5924-L	NATDV	NATIXIS SA	20,047	10/20/2017	10/18/2018	GA
Call Spread	Secure	100C	100C03638	2017-5948-L	HSBDV	HSBC Bank USA, National Association	1,078,712	10/24/2017	10/22/2018	GA
Asian	Spread 1	100S	100S03525	2017-5952-L	HSBDV	HSBC Bank USA, National Association	57,221	10/24/2017	10/21/2018	GA
Digital	Trigger	10PT	10PT00852	2017-5953-L	GSIDV	Goldman Sachs International	73,721	10/24/2017	10/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01124	2017-4012-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	101,600	10/24/2017	10/19/2018	GA
Cliquet	MCI	100M	100M02321	2017-5971-L	GSIDV	Goldman Sachs International	214,112	10/24/2017	10/21/2018	GA
Basket	Envoy Cap	10EC	10EC02224	2017-5960-L	NATDV	NATIXIS SA	58,785	10/24/2017	10/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-1	2017-5961-L	CITDV	Citibank, N.A.	9,539	10/24/2017	10/17/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-2	2017-5962-L	CITDV	Citibank, N.A.	8,215	10/24/2017	10/17/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-5	2017-5966-L	CITDV	Citibank, N.A.	5,954	10/24/2017	10/17/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-6	2017-5967-L	CITDV	Citibank, N.A.	5,410	10/24/2017	10/17/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-7	2017-5968-L	CITDV	Citibank, N.A.	30,008	10/24/2017	10/17/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-3	2017-5964-L	CITDV	Citibank, N.A.	7,306	10/24/2017	10/16/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00061-4	2017-5965-L	CITDV	Citibank, N.A.	6,576	10/24/2017	10/15/2021	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00281	2017-5947-L	DBDV	Deutsche Bank AG	42,395	10/24/2017	10/21/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00280	2017-5926-L	DBDV	Deutsche Bank AG	45,072	10/23/2017	10/20/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01125	2017-4013-S	SGDV	Societe Generale	55,300	10/25/2017	10/24/2018	GA
Call Spread	Secure	100C	100C03639	2017-5973-L	SGDV	Societe Generale	272,636	10/25/2017	10/25/2018	GA
Asian	Spread 1	100S	100S03526	2017-5976-L	SGDV	Societe Generale	29,291	10/25/2017	10/23/2018	GA
Asian Call Spread	Regency	110R	110R01096	2017-5977-L	SGDV	Societe Generale	25,265	10/25/2017	10/17/2018	GA
Cliquet	MCI	100M	100M02322	2017-5986-L	UBSDV	UBS AG	78,305	10/25/2017	10/24/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-1	2017-5978-L	CITDV	Citibank, N.A.	4,825	10/25/2017	10/23/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-2	2017-5980-L	CITDV	Citibank, N.A.	4,245	10/25/2017	10/23/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-3	2017-5981-L	CITDV	Citibank, N.A.	3,812	10/25/2017	10/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-6	2017-5984-L	CITDV	Citibank, N.A.	2,860	10/25/2017	10/23/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-4	2017-5982-L	CITDV	Citibank, N.A.	3,452	10/25/2017	10/22/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-5	2017-5983-L	CITDV	Citibank, N.A.	3,140	10/25/2017	10/21/2022	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00282	2017-5972-L	DBDV	Deutsche Bank AG	16,932	10/25/2017	10/24/2018	GA
Digital	Trigger	10PT	10PT00854	2017-5987-L	NATDV	NATIXIS SA	31,985	10/26/2017	10/26/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-1	2017-6007-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,146	10/26/2017	10/24/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-2	2017-6009-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,165	10/26/2017	10/24/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-5	2017-6015-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,321	10/26/2017	10/24/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-6	2017-6016-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,355	10/26/2017	10/24/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-7	2017-6017-L	JPMDV	JPMORGAN CHASE BANK, N.A.	62,782	10/26/2017	10/24/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-3	2017-6011-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,667	10/26/2017	10/23/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00027-4	2017-6013-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,434	10/26/2017	10/22/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-1	2017-5988-L	CITDV	Citibank, N.A.	4,739	10/26/2017	10/24/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-2	2017-5989-L	CITDV	Citibank, N.A.	4,127	10/26/2017	10/24/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-5	2017-5992-L	CITDV	Citibank, N.A.	3,020	10/26/2017	10/24/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-6	2017-5993-L	CITDV	Citibank, N.A.	2,748	10/26/2017	10/24/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-7	2017-5994-L	CITDV	Citibank, N.A.	15,267	10/26/2017	10/24/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-3	2017-5990-L	CITDV	Citibank, N.A.	3,689	10/26/2017	10/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00063-4	2017-5991-L	CITDV	Citibank, N.A.	3,331	10/26/2017	10/22/2021	GA
Cliquet	MCI	100M	100M02323	2017-6018-L	DBDV	Deutsche Bank AG	72,566	10/26/2017	10/24/2018	GA
Call Spread	Secure	100C	100C03640	2017-6000-L	RBCDV	Royal Bank of Canada	264,168	10/26/2017	10/26/2018	GA
Asian	Spread 1	100S	100S03527	2017-6008-L	RBCDV	Royal Bank of Canada	6,052	10/26/2017	10/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01126	2017-4014-S	BNPDV	BNP Paribas	39,500	10/26/2017	10/25/2018	GA
Call Spread	Secure	100C	100C03641	2017-6024-L	BARDV	Barclays Bank, PLC	541,615	10/27/2017	10/26/2018	GA
Asian	Spread 1	100S	100S03528	2017-6030-L	BARDV	Barclays Bank, PLC	107,986	10/27/2017	10/25/2018	GA
Call	Secure Par	100P	100P00783	2017-6027-L	BARDV	Barclays Bank, PLC	61,084	10/27/2017	10/22/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01127	2017-4015-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	28,700	10/27/2017	10/26/2018	GA
Digital	Trigger	10PT	10PT00855	2017-6023-L	GSIDV	Goldman Sachs International	32,389	10/27/2017	10/25/2018	GA
Digital	Trigger	10PT	10PT00853	2017-5974-L	GSIDV	Goldman Sachs International	37,102	10/25/2017	10/24/2018	GA
Basket	Envoy Cap	10EC	10EC02225	2017-6028-L	GSIDV	Goldman Sachs International	29,258	10/27/2017	10/23/2018	GA
Cliquet	MCI	100M	100M02324	2017-6026-L	CSBDV	Credit Suisse International	84,013	10/27/2017	10/26/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00283	2017-6019-L	DBDV	Deutsche Bank AG	31,786	10/27/2017	10/26/2018	GA
Call Spread	Secure	100C	100C03642	2017-6038-L	WCHDV	Wells Fargo Bank, N. A.	401,545	10/30/2017	10/26/2018	GA
Asian	Spread 1	100S	100S03529	2017-6041-L	WCHDV	Wells Fargo Bank, N. A.	18,763	10/30/2017	10/25/2018	GA
Cliquet	MCI	100M	100M02325	2017-6044-L	MSIDV	Morgan Stanley & Co International, PLC	75,881	10/30/2017	10/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-1	2017-6031-L	CITDV	Citibank, N.A.	15,832	10/30/2017	10/25/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-2	2017-6032-L	CITDV	Citibank, N.A.	13,609	10/30/2017	10/25/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-4	2017-6034-L	CITDV	Citibank, N.A.	10,880	10/30/2017	10/25/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-5	2017-6035-L	CITDV	Citibank, N.A.	9,853	10/30/2017	10/25/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-6	2017-6036-L	CITDV	Citibank, N.A.	8,953	10/30/2017	10/25/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-7	2017-6037-L	CITDV	Citibank, N.A.	49,627	10/30/2017	10/25/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00064-3	2017-6033-L	CITDV	Citibank, N.A.	12,094	10/30/2017	10/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00062-7	2017-5985-L	CITDV	Citibank, N.A.	15,893	10/25/2017	10/23/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00284	2017-6039-L	DBDV	Deutsche Bank AG	14,699	10/30/2017	10/27/2018	GA
Call Spread	Secure	100C	100C03643	2017-6061-L	HSBDV	HSBC Bank USA, National Association	975,458	10/31/2017	10/29/2018	GA
Asian	Spread 1	100S	100S03530	2017-6068-L	HSBDV	HSBC Bank USA, National Association	84,790	10/31/2017	10/28/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01128	2017-4036-S	GSIDV	Goldman Sachs International	110,500	10/31/2017	10/26/2018	GA
Digital	Trigger	10PT	10PT00856	2017-6060-L	NATDV	NATIXIS SA	140,740	10/31/2017	10/26/2018	GA
Cliquet	MCI	100M	100M02326	2017-6065-L	CSBDV	Credit Suisse International	217,981	10/31/2017	10/29/2018	GA
Basket	Envoy Cap	10EC	10EC02226	2017-6066-L	NATDV	NATIXIS SA	28,111	10/31/2017	10/28/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-1	2017-6053-L	CITDV	Citibank, N.A.	5,078	10/31/2017	10/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-3	2017-6055-L	CITDV	Citibank, N.A.	3,887	10/31/2017	10/26/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-4	2017-6056-L	CITDV	Citibank, N.A.	3,499	10/31/2017	10/26/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-5	2017-6057-L	CITDV	Citibank, N.A.	3,170	10/31/2017	10/26/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-6	2017-6058-L	CITDV	Citibank, N.A.	2,881	10/31/2017	10/26/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-2	2017-6054-L	CITDV	Citibank, N.A.	4,373	10/31/2017	10/25/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00065-7	2017-6059-L	CITDV	Citibank, N.A.	15,974	10/31/2017	10/25/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00285	2017-6052-L	DBDV	Deutsche Bank AG	36,968	10/31/2017	10/29/2018	GA
Call Spread	Secure	100C	100C03644	2017-6085-L	WCHDV	Wells Fargo Bank, N. A.	372,954	11/1/2017	10/31/2018	GA
Asian	Spread 1	100S	100S03531	2017-6080-L	WCHDV	Wells Fargo Bank, N. A.	37,853	11/1/2017	10/31/2018	GA
Digital	Trigger	10PT	10PT00857	2017-6076-L	GSIDV	Goldman Sachs International	40,395	11/1/2017	10/31/2018	GA
Cliquet	MCI	100M	100M02327	2017-6088-L	MSIDV	Morgan Stanley & Co International, PLC	96,301	11/1/2017	10/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-1	2017-6070-L	CITDV	Citibank, N.A.	5,208	11/1/2017	10/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-3	2017-6074-L	CITDV	Citibank, N.A.	3,964	11/1/2017	10/26/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-4	2017-6077-L	CITDV	Citibank, N.A.	3,564	11/1/2017	10/26/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-5	2017-6079-L	CITDV	Citibank, N.A.	3,227	11/1/2017	10/26/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-6	2017-6081-L	CITDV	Citibank, N.A.	2,931	11/1/2017	10/26/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-2	2017-6072-L	CITDV	Citibank, N.A.	4,467	11/1/2017	10/25/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00066-7	2017-6083-L	CITDV	Citibank, N.A.	16,249	11/1/2017	10/25/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-1	2017-6069-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,955	11/1/2017	10/25/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-2	2017-6071-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,773	11/1/2017	10/25/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-4	2017-6078-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,094	11/1/2017	10/25/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-5	2017-6082-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,065	11/1/2017	10/25/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-6	2017-6084-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,176	11/1/2017	10/25/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-7	2017-6087-L	JPMDV	JPMORGAN CHASE BANK, N.A.	56,671	11/1/2017	10/25/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00028-3	2017-6075-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,280	11/1/2017	10/23/2020	GA
Cliquet	MCI	100M	100M02328	2017-6093-L	MSIDV	Morgan Stanley & Co International, PLC	47,419	11/2/2017	11/1/2018	GA
Asian	Spread 1	100S	100S03532	2017-6091-L	SGDV	Societe Generale	27,506	11/2/2017	10/30/2018	GA
Digital	Trigger	10PT	10PT00858	2017-6094-L	GSIDV	Goldman Sachs International	26,861	11/2/2017	11/1/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01129	2017-4038-S	WCHDV	Wells Fargo Bank, N. A.	34,000	11/1/2017	10/31/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00286	2017-6073-L	DBDV	Deutsche Bank AG	33,524	11/1/2017	10/31/2018	GA
Call Spread	Secure	100C	100C03645	2017-6090-L	SGDV	Societe Generale	245,279	11/2/2017	11/1/2018	GA
Call Spread	Secure	100C	100C03646	2017-6096-L	HSBDV	HSBC Bank USA, National Association	428,951	11/3/2017	11/2/2018	GA
Cliquet	MCI	100M	100M02329	2017-6100-L	DBDV	Deutsche Bank AG	59,339	11/3/2017	11/1/2018	GA
Asian	Spread 1	100S	100S03533	2017-6097-L	HSBDV	HSBC Bank USA, National Association	47,021	11/3/2017	11/5/2018	GA
Basket	Envoy Cap	10EC	10EC02227	2017-6101-L	CITDV	Citibank, N.A.	20,973	11/3/2017	11/1/2018	GA
Digital	Trigger	10PT	10PT00859	2017-6099-L	GSIDV	Goldman Sachs International	23,919	11/3/2017	11/2/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01130	2017-4039-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	33,500	11/2/2017	11/1/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00287	2017-6089-L	DBDV	Deutsche Bank AG	34,961	11/2/2017	11/1/2018	GA
Cliquet	MCI	100M	100M02330	2017-6117-L	GSIDV	Goldman Sachs International	95,886	11/6/2017	11/3/2018	GA
Call Spread	Secure	100C	100C03647	2017-6114-L	HSBDV	HSBC Bank USA, National Association	463,284	11/6/2017	11/2/2018	GA
Asian	Spread 1	100S	100S03534	2017-6116-L	HSBDV	HSBC Bank USA, National Association	69,961	11/6/2017	11/3/2018	GA
Digital	Trigger	10PT	10PT00860	2017-6113-L	GSIDV	Goldman Sachs International	13,546	11/6/2017	11/10/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01131	2017-4040-S	CITDV	Citibank, N.A.	27,600	11/3/2017	11/1/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00288	2017-6095-L	DBDV	Deutsche Bank AG	22,763	11/3/2017	11/2/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-1	2017-6103-L	CITDV	Citibank, N.A.	10,487	11/6/2017	11/2/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-2	2017-6104-L	CITDV	Citibank, N.A.	8,991	11/6/2017	11/1/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-3	2017-6105-L	CITDV	Citibank, N.A.	7,973	11/6/2017	11/3/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-4	2017-6106-L	CITDV	Citibank, N.A.	7,170	11/6/2017	11/3/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-5	2017-6107-L	CITDV	Citibank, N.A.	6,492	11/6/2017	11/3/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-6	2017-6108-L	CITDV	Citibank, N.A.	5,900	11/6/2017	11/3/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00067-7	2017-6109-L	CITDV	Citibank, N.A.	32,741	11/6/2017	11/1/2024	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03648	2017-6120-L	HSBDV	HSBC Bank USA, National Association	908,075	11/7/2017	11/5/2018	GA
Asian	Spread 1	100S	100S03535	2017-6124-L	HSBDV	HSBC Bank USA, National Association	82,520	11/7/2017	11/4/2018	GA
Cliquet	MCI	100M	100M02331	2017-6123-L	CSBDV	Credit Suisse International	172,982	11/7/2017	11/5/2018	GA
Basket	Envoy Cap	10EC	10EC02228	2017-6125-L	NATDV	NATIXIS SA	51,826	11/7/2017	11/4/2018	GA
Digital	Trigger	10PT	10PT00861	2017-6121-L	SGDV	Societe Generale	105,042	11/7/2017	11/5/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01132	2017-4059-S	GSIDV	Goldman Sachs International	39,900	11/6/2017	10/31/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00289	2017-6110-L	DBDV	Deutsche Bank AG	19,632	11/6/2017	11/3/2018	GA
Call Spread	Secure	100C	100C03649	2017-6136-L	WCHDV	Wells Fargo Bank, N. A.	361,016	11/8/2017	11/7/2018	GA
Cliquet	MCI	100M	100M02332	2017-6142-L	GSIDV	Goldman Sachs International	90,622	11/8/2017	11/5/2018	GA
Asian	Spread 1	100S	100S03536	2017-6135-L	WCHDV	Wells Fargo Bank, N. A.	27,941	11/8/2017	11/7/2018	GA
Digital	Trigger	10PT	10PT00862	2017-6141-L	NATDV	NATIXIS SA	41,766	11/8/2017	11/2/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01133	2017-4060-S	GSIDV	Goldman Sachs International	99,000	11/7/2017	11/2/2018	GA
Call	Secure Par	100P	100P00784	2017-6139-L	WCHDV	Wells Fargo Bank, N. A.	64,262	11/8/2017	10/31/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00290	2017-6119-L	DBDV	Deutsche Bank AG	39,090	11/7/2017	11/5/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-1	2017-6128-L	CITDV	Citibank, N.A.	5,449	11/8/2017	11/2/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-2	2017-6129-L	CITDV	Citibank, N.A.	4,674	11/8/2017	11/1/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-3	2017-6130-L	CITDV	Citibank, N.A.	4,147	11/8/2017	11/3/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-4	2017-6131-L	CITDV	Citibank, N.A.	3,731	11/8/2017	11/3/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-5	2017-6132-L	CITDV	Citibank, N.A.	3,380	11/8/2017	11/3/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-6	2017-6133-L	CITDV	Citibank, N.A.	3,072	11/8/2017	11/3/2023	GA
Call Spread	Secure	100C	100C03650	2017-6144-L	CSBDV	Credit Suisse International	191,574	11/9/2017	11/9/2018	GA
Asian	Spread 1	100S	100S03537	2017-6146-L	CSBDV	Credit Suisse International	12,181	11/9/2017	11/6/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-1	2017-6151-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,917	11/9/2017	11/2/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-2	2017-6152-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,557	11/9/2017	11/1/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-3	2017-6155-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,440	11/9/2017	11/2/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-4	2017-6156-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,451	11/9/2017	11/2/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-5	2017-6157-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,564	11/9/2017	11/2/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-6	2017-6158-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,807	11/9/2017	11/2/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00029-7	2017-6159-L	JPMDV	JPMORGAN CHASE BANK, N.A.	52,903	11/9/2017	11/1/2024	GA
Basket	Envoy Cap	10EC	10EC02229	2017-6153-L	BARDV	Barclays Bank, PLC	19,935	11/9/2017	11/7/2018	GA
Digital	Trigger	10PT	10PT00863	2017-6148-L	HSBDV	HSBC Bank USA, National Association	29,982	11/9/2017	11/8/2018	GA
Cliquet	MCI	100M	100M02333	2017-6147-L	CSBDV	Credit Suisse International	60,929	11/9/2017	11/7/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01134	2017-4061-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	35,400	11/8/2017	11/7/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00291	2017-6127-L	DBDV	Deutsche Bank AG	30,996	11/8/2017	11/6/2018	GA
Call Spread	Secure	100C	100C03651	2017-6165-L	WCHDV	Wells Fargo Bank, N. A.	512,755	11/10/2017	11/8/2018	GA
Digital	Trigger	10PT	10PT00864	2017-6173-L	HSBDV	HSBC Bank USA, National Association	28,774	11/10/2017	11/9/2018	GA
Cliquet	MCI	100M	100M02334	2017-6174-L	MSIDV	Morgan Stanley & Co International, PLC	98,928	11/10/2017	11/9/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-1	2017-6161-L	CITDV	Citibank, N.A.	14,383	11/10/2017	11/1/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-2	2017-6162-L	CITDV	Citibank, N.A.	12,494	11/10/2017	11/1/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-4	2017-6164-L	CITDV	Citibank, N.A.	10,068	11/10/2017	11/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-5	2017-6166-L	CITDV	Citibank, N.A.	9,138	11/10/2017	11/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-6	2017-6168-L	CITDV	Citibank, N.A.	8,316	11/10/2017	11/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-7	2017-6169-L	CITDV	Citibank, N.A.	46,059	11/10/2017	11/1/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00069-3	2017-6163-L	CITDV	Citibank, N.A.	11,160	11/10/2017	10/30/2020	GA
Asian	Spread 1	100S	100S03538	2017-6170-L	WCHDV	Wells Fargo Bank, N. A.	71,607	11/10/2017	11/9/2018	GA
Asian Call Spread	Regency	110R	110R01097	2017-6171-L	WCHDV	Wells Fargo Bank, N. A.	29,404	11/10/2017	11/2/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00292	2017-6143-L	DBDV	Deutsche Bank AG	15,167	11/9/2017	11/4/2018	GA
Call Spread	Secure	100C	100C03652	2017-6199-L	SGDV	Societe Generale	346,105	11/13/2017	11/9/2018	GA
Cliquet	MCI	100M	100M02335	2017-6212-L	MSIDV	Morgan Stanley & Co International, PLC	74,906	11/13/2017	11/8/2018	GA
Asian	Spread 1	100S	100S03539	2017-6201-L	SGDV	Societe Generale	31,780	11/13/2017	11/9/2018	GA
Basket	Envoy Cap	10EC	10EC02230	2017-6208-L	NATDV	NATIXIS SA	27,875	11/13/2017	11/9/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00293	2017-6160-L	DBDV	Deutsche Bank AG	12,928	11/10/2017	11/8/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01135	2017-4062-S	CITDV	Citibank, N.A.	42,900	11/10/2017	11/9/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-1	2017-6202-L	CITDV	Citibank, N.A.	7,640	11/13/2017	11/9/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-2	2017-6204-L	CITDV	Citibank, N.A.	6,643	11/13/2017	11/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-3	2017-6205-L	CITDV	Citibank, N.A.	5,931	11/13/2017	11/9/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-4	2017-6206-L	CITDV	Citibank, N.A.	5,354	11/13/2017	11/9/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-5	2017-6207-L	CITDV	Citibank, N.A.	4,859	11/13/2017	11/9/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-6	2017-6209-L	CITDV	Citibank, N.A.	4,424	11/13/2017	11/9/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00070-7	2017-6210-L	CITDV	Citibank, N.A.	24,557	11/13/2017	11/8/2024	GA
Call Spread	Secure	100C	100C03653	2017-6215-L	BOADV	Bank of America, N.A.	848,941	11/14/2017	11/12/2018	GA
Asian	Spread 1	100S	100S03540	2017-6217-L	BOADV	Bank of America, N.A.	100,909	11/14/2017	11/11/2018	GA
Digital	Trigger	10PT	10PT00865	2017-6228-L	SGDV	Societe Generale	118,482	11/14/2017	11/12/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01136	2017-4076-S	GSIDV	Goldman Sachs International	28,700	11/13/2017	11/9/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00294	2017-6175-L	DBDV	Deutsche Bank AG	22,642	11/13/2017	11/10/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-1	2017-6218-L	CITDV	Citibank, N.A.	6,569	11/14/2017	11/9/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-2	2017-6219-L	CITDV	Citibank, N.A.	5,756	11/14/2017	11/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-3	2017-6220-L	CITDV	Citibank, N.A.	5,158	11/14/2017	11/10/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-4	2017-6221-L	CITDV	Citibank, N.A.	4,667	11/14/2017	11/10/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-5	2017-6222-L	CITDV	Citibank, N.A.	4,244	11/14/2017	11/10/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-6	2017-6223-L	CITDV	Citibank, N.A.	3,868	11/14/2017	11/10/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00071-7	2017-6224-L	CITDV	Citibank, N.A.	21,463	11/14/2017	11/8/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-1	2017-6229-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,842	11/14/2017	11/9/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-2	2017-6230-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,492	11/14/2017	11/8/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-3	2017-6231-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,376	11/14/2017	11/9/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-4	2017-6232-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,388	11/14/2017	11/9/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-5	2017-6233-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,501	11/14/2017	11/9/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-6	2017-6234-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,744	11/14/2017	11/9/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00030-7	2017-6235-L	JPMDV	JPMORGAN CHASE BANK, N.A.	52,490	11/14/2017	11/8/2024	GA
Cliquet	MCI	100M	100M02336	2017-6225-L	GSIDV	Goldman Sachs International	176,562	11/14/2017	11/12/2018	GA
Basket	Envoy Cap	10EC	10EC02231	2017-6226-L	NATDV	NATIXIS SA	29,799	11/14/2017	11/12/2018	GA
Cliquet	MCI	100M	100M02337	2017-6241-L	DBDV	Deutsche Bank AG	83,601	11/15/2017	11/13/2018	GA
Call Spread	Secure	100C	100C03654	2017-6236-L	GSIDV	Goldman Sachs International	304,056	11/15/2017	11/13/2018	GA
Asian	Spread 1	100S	100S03541	2017-6238-L	GSIDV	Goldman Sachs International	49,143	11/15/2017	11/12/2018	GA
Digital	Trigger	10PT	10PT00866	2017-6239-L	HSBDV	HSBC Bank USA, National Association	21,200	11/15/2017	11/15/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01138	2017-4079-S	GSIDV	Goldman Sachs International	34,500	11/15/2017	11/13/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01137	2017-4077-S	GSIDV	Goldman Sachs International	93,200	11/14/2017	11/9/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00296	2017-6240-L	DBDV	Deutsche Bank AG	29,065	11/15/2017	11/14/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-1	2017-6251-L	CITDV	Citibank, N.A.	4,845	11/16/2017	11/14/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-2	2017-6252-L	CITDV	Citibank, N.A.	4,172	11/16/2017	11/14/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-3	2017-6253-L	CITDV	Citibank, N.A.	3,710	11/16/2017	11/13/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-4	2017-6254-L	CITDV	Citibank, N.A.	3,341	11/16/2017	11/12/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-5	2017-6255-L	CITDV	Citibank, N.A.	3,026	11/16/2017	11/14/2022	GA
Cliquet	MCI	100M	100M02338	2017-6258-L	GSIDV	Goldman Sachs International	69,360	11/16/2017	11/14/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00295	2017-6214-L	DBDV	Deutsche Bank AG	27,757	11/14/2017	11/10/2018	GA
Call Spread	Secure	100C	100C03655	2017-6245-L	SGDV	Societe Generale	243,674	11/16/2017	11/14/2018	GA
Asian	Spread 1	100S	100S03542	2017-6247-L	SGDV	Societe Generale	17,295	11/16/2017	11/14/2018	GA
Digital	Trigger	10PT	10PT00867	2017-6250-L	SGDV	Societe Generale	31,602	11/16/2017	11/14/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-6	2017-6256-L	CITDV	Citibank, N.A.	2,751	11/16/2017	11/14/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00072-7	2017-6257-L	CITDV	Citibank, N.A.	15,277	11/16/2017	11/14/2024	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03656	2017-6259-L	SGDV	Societe Generale	431,624	11/17/2017	11/16/2018	GA
Cliquet	MCI	100M	100M02339	2017-6262-L	GSIDV	Goldman Sachs International	84,258	11/17/2017	11/15/2018	GA
Asian	Spread 1	100S	100S03543	2017-6261-L	SGDV	Societe Generale	74,797	11/17/2017	11/16/2018	GA
Digital	Trigger	10PT	10PT00868	2017-6267-L	GSIDV	Goldman Sachs International	51,761	11/17/2017	11/16/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01139	2017-4080-S	GSIDV	Goldman Sachs International	52,300	11/16/2017	11/15/2018	GA
Call Spread	Secure	100C	100C03657	2017-6269-L	HSBDV	HSBC Bank USA, National Association	461,202	11/20/2017	11/16/2018	GA
Call Spread	Secure	100C	100C03658	2017-6282-L	HSBDV	HSBC Bank USA, National Association	1,246,954	11/21/2017	11/19/2018	GA
Cliquet	MCI	100M	100M02340	2017-6268-L	UBSDV	UBS AG	60,932	11/20/2017	11/17/2018	GA
Asian	Spread 1	100S	100S03544	2017-6271-L	HSBDV	HSBC Bank USA, National Association	60,700	11/20/2017	11/16/2018	GA
Asian	Spread 1	100S	100S03545	2017-6285-L	HSBDV	HSBC Bank USA, National Association	147,123	11/21/2017	11/19/2018	GA
Basket	Envoy Cap	10EC	10EC02232	2017-6272-L	GSIDV	Goldman Sachs International	41,416	11/20/2017	11/16/2018	GA
Basket	Envoy Cap	10EC	10EC02233	2017-6289-L	NATDV	NATIXIS SA	25,235	11/21/2017	11/19/2018	GA
Cliquet	MCI	100M	100M02341	2017-6287-L	GSIDV	Goldman Sachs International	222,986	11/21/2017	11/18/2018	GA
Digital	Trigger	10PT	10PT00869	2017-6288-L	NATDV	NATIXIS SA	146,412	11/21/2017	11/18/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00297	2017-6266-L	DBDV	Deutsche Bank AG	44,629	11/17/2017	11/16/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01140	2017-4081-S	GSIDV	Goldman Sachs International	40,200	11/17/2017	11/16/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00298	2017-6281-L	DBDV	Deutsche Bank AG	10,175	11/20/2017	11/16/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-1	2017-6273-L	CITDV	Citibank, N.A.	8,274	11/20/2017	11/15/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-2	2017-6274-L	CITDV	Citibank, N.A.	7,114	11/20/2017	11/15/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-3	2017-6276-L	CITDV	Citibank, N.A.	6,322	11/20/2017	11/13/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-4	2017-6277-L	CITDV	Citibank, N.A.	5,687	11/20/2017	11/15/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-5	2017-6278-L	CITDV	Citibank, N.A.	5,151	11/20/2017	11/15/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-6	2017-6279-L	CITDV	Citibank, N.A.	4,683	11/20/2017	11/15/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00073-7	2017-6280-L	CITDV	Citibank, N.A.	26,000	11/20/2017	11/15/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-1	2017-6290-L	CITDV	Citibank, N.A.	8,774	11/21/2017	11/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-2	2017-6291-L	CITDV	Citibank, N.A.	7,525	11/21/2017	11/13/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-3	2017-6293-L	CITDV	Citibank, N.A.	6,677	11/21/2017	11/13/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-4	2017-6294-L	CITDV	Citibank, N.A.	6,005	11/21/2017	11/12/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-5	2017-6295-L	CITDV	Citibank, N.A.	5,438	11/21/2017	11/11/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-6	2017-6296-L	CITDV	Citibank, N.A.	4,941	11/21/2017	11/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00074-7	2017-6297-L	CITDV	Citibank, N.A.	28,053	11/21/2017	11/13/2024	GA
Call	Secure Par	100P	100P00785	2017-6286-L	HSBDV	HSBC Bank USA, National Association	58,580	11/21/2017	11/14/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00299	2017-6284-L	DBDV	Deutsche Bank AG	19,649	11/21/2017	11/20/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01141	2017-4100-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	129,800	11/21/2017	11/16/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01142	2017-4101-S	GSIDV	Goldman Sachs International	50,800	11/22/2017	11/23/2018	GA
Digital	Trigger	10PT	10PT00870	2017-6299-L	SGDV	Societe Generale	28,141	11/22/2017	11/20/2018	GA
Call Spread	Secure	100C	100C03659	2017-6300-L	CITDV	Citibank, N.A.	454,205	11/22/2017	11/21/2018	GA
Asian	Spread 1	100S	100S03546	2017-6301-L	CITDV	Citibank, N.A.	77,219	11/22/2017	11/17/2018	GA
Cliquet	MCI	100M	100M02342	2017-6304-L	UBSDV	UBS AG	98,803	11/22/2017	11/21/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00300	2017-6298-L	DBDV	Deutsche Bank AG	24,358	11/22/2017	11/21/2018	GA
Call Spread	Secure	100C	100C03660	2017-6306-L	CITDV	Citibank, N.A.	1,134,747	11/27/2017	11/23/2018	GA
Asian	Spread 1	100S	100S03547	2017-6308-L	CITDV	Citibank, N.A.	160,483	11/27/2017	11/22/2018	GA
Asian Call Spread	Advantage 1	110A	110A00333	2017-6311-L	CITDV	Citibank, N.A.	19,242	11/27/2017	10/20/2018	GA
Digital	Trigger	10PT	10PT00871	2017-6320-L	SGDV	Societe Generale	67,582	11/27/2017	11/26/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-1	2017-6321-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,219	11/27/2017	11/21/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-2	2017-6322-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,905	11/27/2017	11/21/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-5	2017-6325-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,911	11/27/2017	11/21/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-6	2017-6326-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,960	11/27/2017	11/21/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-7	2017-6328-L	JPMDV	JPMORGAN CHASE BANK, N.A.	61,492	11/27/2017	11/21/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-3	2017-6323-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,295	11/27/2017	11/20/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00031-4	2017-6324-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,022	11/27/2017	11/19/2021	GA
Cliquet	MCI	100M	100M02343	2017-6332-L	GSIDV	Goldman Sachs International	221,680	11/27/2017	11/23/2018	GA
Basket	Envoy Cap	10EC	10EC02234	2017-6334-L	CITDV	Citibank, N.A.	58,217	11/27/2017	11/23/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-1	2017-6313-L	CITDV	Citibank, N.A.	4,708	11/27/2017	12/5/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-2	2017-6314-L	CITDV	Citibank, N.A.	4,063	11/27/2017	12/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-5	2017-6317-L	CITDV	Citibank, N.A.	2,952	11/27/2017	12/5/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-6	2017-6318-L	CITDV	Citibank, N.A.	2,686	11/27/2017	12/5/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-7	2017-6319-L	CITDV	Citibank, N.A.	15,673	11/27/2017	12/5/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-3	2017-6315-L	CITDV	Citibank, N.A.	3,615	11/27/2017	12/4/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00075-4	2017-6316-L	CITDV	Citibank, N.A.	3,257	11/27/2017	12/3/2021	GA
Swaption	Interest Rate Benchmark	10RC	10RC01143	2017-4117-S	GSIDV	Goldman Sachs International	57,900	11/27/2017	11/23/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00301	2017-6336-L	DBDV	Deutsche Bank AG	37,322	11/27/2017	11/22/2018	GA
Call Spread	Secure	100C	100C03661	2017-6341-L	HSBDV	HSBC Bank USA, National Association	992,030	11/28/2017	11/26/2018	GA
Asian	Spread 1	100S	100S03548	2017-6343-L	HSBDV	HSBC Bank USA, National Association	150,073	11/28/2017	11/25/2018	GA
Digital	Trigger	10PT	10PT00872	2017-6347-L	NATDV	NATIXIS SA	148,678	11/28/2017	11/24/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02344	2017-6350-L	GSIDV	Goldman Sachs International	193,239	11/28/2017	11/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-1	2017-6349-L	CITDV	Citibank, N.A.	9,985	11/28/2017	11/15/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-2	2017-6355-L	CITDV	Citibank, N.A.	8,410	11/28/2017	11/15/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-4	2017-6357-L	CITDV	Citibank, N.A.	6,617	11/28/2017	11/15/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-5	2017-6358-L	CITDV	Citibank, N.A.	5,970	11/28/2017	11/15/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-6	2017-6359-L	CITDV	Citibank, N.A.	5,412	11/28/2017	11/15/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-7	2017-6360-L	CITDV	Citibank, N.A.	30,820	11/28/2017	11/15/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00076-3	2017-6356-L	CITDV	Citibank, N.A.	7,400	11/28/2017	11/13/2020	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00302	2017-6340-L	DBDV	Deutsche Bank AG	47,682	11/28/2017	11/25/2018	GA
Call Spread	Secure	100C	100C03662	2017-6362-L	WCHDV	Wells Fargo Bank, N. A.	320,504	11/29/2017	11/28/2018	GA
Asian	Spread 1	100S	100S03549	2017-6366-L	WCHDV	Wells Fargo Bank, N. A.	111,413	11/29/2017	11/24/2018	GA
Asian Call Spread	Regency	110R	110R01098	2017-6364-L	WCHDV	Wells Fargo Bank, N. A.	36,134	11/29/2017	11/19/2018	GA
Cliquet	MCI	100M	100M02345	2017-6367-L	UBSDV	UBS AG	70,869	11/29/2017	11/26/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01144	2017-4119-S	GSIDV	Goldman Sachs International	89,600	11/28/2017	11/23/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00303	2017-6361-L	DBDV	Deutsche Bank AG	16,146	11/29/2017	12/10/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01145	2017-4121-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	25,600	11/29/2017	11/23/2018	GA
Call Spread	Secure	100C	100C03663	2017-6370-L	SGDV	Societe Generale	268,148	11/30/2017	11/16/2018	GA
Asian	Spread 1	100S	100S03550	2017-6369-L	SGDV	Societe Generale	20,090	11/30/2017	11/22/2018	GA
Digital	Trigger	10PT	10PT00873	2017-6368-L	GSIDV	Goldman Sachs International	44,359	11/30/2017	12/2/2018	GA
Cliquet	MCI	100M	100M02346	2017-6372-L	DBDV	Deutsche Bank AG	66,678	11/30/2017	11/27/2018	GA
Call Spread	Secure	100C	100C03664	2017-6375-L	WCHDV	Wells Fargo Bank, N. A.	354,330	12/1/2017	11/30/2018	GA
Asian	Spread 1	100S	100S03551	2017-6379-L	WCHDV	Wells Fargo Bank, N. A.	118,831	12/1/2017	11/29/2018	GA
Digital	Trigger	10PT	10PT00874	2017-6378-L	HSBDV	HSBC Bank USA, National Association	20,417	12/1/2017	11/27/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-1	2017-6380-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,281	12/1/2017	11/19/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-2	2017-6382-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,252	12/1/2017	11/19/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-3	2017-6383-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,796	12/1/2017	11/19/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-4	2017-6384-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,601	12/1/2017	11/19/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-7	2017-6389-L	JPMDV	JPMORGAN CHASE BANK, N.A.	60,712	12/1/2017	11/19/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-5	2017-6386-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,568	12/1/2017	11/18/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00032-6	2017-6388-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,653	12/1/2017	11/17/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-1	2017-6385-L	CITDV	Citibank, N.A.	10,988	12/1/2017	11/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-2	2017-6387-L	CITDV	Citibank, N.A.	9,340	12/1/2017	11/27/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-3	2017-6390-L	CITDV	Citibank, N.A.	8,247	12/1/2017	11/27/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-6	2017-6393-L	CITDV	Citibank, N.A.	6,062	12/1/2017	11/27/2023	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-4	2017-6391-L	CITDV	Citibank, N.A.	7,396	12/1/2017	11/26/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-5	2017-6392-L	CITDV	Citibank, N.A.	6,682	12/1/2017	11/25/2022	GA
Swaption	Interest Rate Benchmark	10RC	10RC01146	2017-4122-S	CITDV	Citibank, N.A.	24,600	11/30/2017	11/29/2018	GA
Cliquet	MCI	100M	100M02347	2017-6381-L	UBSDV	UBS AG	59,703	12/1/2017	11/29/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00304	2017-6377-L	DBDV	Deutsche Bank AG	11,835	12/1/2017	12/7/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01147	2017-4141-S	GSIDV	Goldman Sachs International	45,600	12/4/2017	11/30/2018	GA
Call Spread	Secure	100C	100C03665	2017-6401-L	CITDV	Citibank, N.A.	446,657	12/4/2017	11/30/2018	GA
Call	Secure Par	100P	100P00786	2017-6405-L	CITDV	Citibank, N.A.	73,394	12/4/2017	11/26/2018	GA
Asian	Spread 1	100S	100S03552	2017-6406-L	CITDV	Citibank, N.A.	44,278	12/4/2017	12/5/2018	GA
Cliquet	MCI	100M	100M02348	2017-6408-L	GSIDV	Goldman Sachs International	69,433	12/4/2017	11/30/2018	GA
Basket	Envoy Cap	10EC	10EC02235	2017-6407-L	BARDV	Barclays Bank, PLC	24,497	12/4/2017	11/29/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-1	2017-6395-L	CITDV	Citibank, N.A.	6,171	12/4/2017	11/30/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-2	2017-6396-L	CITDV	Citibank, N.A.	5,238	12/4/2017	11/29/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-3	2017-6397-L	CITDV	Citibank, N.A.	4,619	12/4/2017	12/1/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-4	2017-6398-L	CITDV	Citibank, N.A.	4,138	12/4/2017	12/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-5	2017-6399-L	CITDV	Citibank, N.A.	3,736	12/4/2017	12/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-6	2017-6400-L	CITDV	Citibank, N.A.	3,389	12/4/2017	12/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00078-7	2017-6402-L	CITDV	Citibank, N.A.	19,260	12/4/2017	11/29/2024	GA
Call Spread	Secure	100C	100C03666	2017-6411-L	CITDV	Citibank, N.A.	1,034,379	12/5/2017	12/3/2018	GA
Asian	Spread 1	100S	100S03553	2017-6413-L	CITDV	Citibank, N.A.	163,664	12/5/2017	12/1/2018	GA
Digital	Trigger	10PT	10PT00875	2017-6416-L	SGDV	Societe Generale	86,702	12/5/2017	12/4/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-2	2017-6418-L	CITDV	Citibank, N.A.	8,765	12/5/2017	12/2/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-3	2017-6419-L	CITDV	Citibank, N.A.	7,798	12/5/2017	12/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-4	2017-6420-L	CITDV	Citibank, N.A.	7,023	12/5/2017	12/2/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-5	2017-6421-L	CITDV	Citibank, N.A.	6,365	12/5/2017	12/2/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-7	2017-6423-L	CITDV	Citibank, N.A.	34,479	12/5/2017	12/2/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-1	2017-6417-L	CITDV	Citibank, N.A.	10,167	12/5/2017	11/30/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00079-6	2017-6422-L	CITDV	Citibank, N.A.	5,792	12/5/2017	12/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00077-7	2017-6394-L	CITDV	Citibank, N.A.	36,418	12/1/2017	11/27/2024	GA
Cliquet	MCI	100M	100M02349	2017-6424-L	UBSDV	UBS AG	151,036	12/5/2017	12/3/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00305	2017-6410-L	DBDV	Deutsche Bank AG	45,768	12/5/2017	12/2/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01148	2017-4142-S	GSIDV	Goldman Sachs International	65,800	12/5/2017	12/3/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01149	2017-4143-S	CITDV	Citibank, N.A.	31,100	12/6/2017	12/5/2018	GA
Asian	Spread 1	100S	100S03554	2017-6429-L	GSIDV	Goldman Sachs International	61,575	12/6/2017	12/4/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00876	2017-6431-L	GSIDV	Goldman Sachs International	34,882	12/6/2017	12/5/2018	GA
Cliquet	MCI	100M	100M02350	2017-6430-L	GSIDV	Goldman Sachs International	95,085	12/6/2017	12/5/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00306	2017-6425-L	DBDV	Deutsche Bank AG	19,824	12/6/2017	12/5/2018	GA
Call Spread	Secure	100C	100C03668	2017-6433-L	GSIDV	Goldman Sachs International	279,675	12/7/2017	12/7/2018	GA
Asian	Spread 1	100S	100S03555	2017-6435-L	GSIDV	Goldman Sachs International	58,579	12/7/2017	12/4/2018	GA
Digital	Trigger	10PT	10PT00877	2017-6447-L	HSBDV	HSBC Bank USA, National Association	25,033	12/7/2017	12/5/2018	GA
Cliquet	MCI	100M	100M02351	2017-6448-L	UBSDV	UBS AG	88,077	12/7/2017	12/5/2018	GA
Cliquet	MCI	100M	100M02352	2017-6468-L	MSIDV	Morgan Stanley & Co International, PLC	80,557	12/8/2017	12/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-1	2017-6440-L	CITDV	Citibank, N.A.	7,219	12/7/2017	12/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-3	2017-6442-L	CITDV	Citibank, N.A.	5,728	12/7/2017	12/7/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-4	2017-6443-L	CITDV	Citibank, N.A.	5,192	12/7/2017	12/7/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-5	2017-6444-L	CITDV	Citibank, N.A.	4,728	12/7/2017	12/7/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-6	2017-6445-L	CITDV	Citibank, N.A.	4,316	12/7/2017	12/7/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-2	2017-6441-L	CITDV	Citibank, N.A.	6,371	12/7/2017	12/6/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00080-7	2017-6446-L	CITDV	Citibank, N.A.	25,990	12/7/2017	12/6/2024	GA
Basket	Envoy Cap	10EC	10EC02236	2017-6456-L	CITDV	Citibank, N.A.	24,036	12/7/2017	12/2/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-1	2017-6449-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,199	12/7/2017	12/3/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-2	2017-6450-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,419	12/7/2017	12/3/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-3	2017-6451-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,131	12/7/2017	12/3/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-4	2017-6452-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,087	12/7/2017	12/3/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-7	2017-6455-L	JPMDV	JPMORGAN CHASE BANK, N.A.	53,963	12/7/2017	12/3/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-5	2017-6453-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,185	12/7/2017	12/2/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00033-6	2017-6454-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,386	12/7/2017	12/1/2023	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00307	2017-6439-L	DBDV	Deutsche Bank AG	29,841	12/7/2017	12/2/2018	GA
Call Spread	Secure	100C	100C03669	2017-6462-L	BARDV	Barclays Bank, PLC	428,966	12/8/2017	12/7/2018	GA
Asian	Spread 1	100S	100S03556	2017-6464-L	BARDV	Barclays Bank, PLC	100,585	12/8/2017	12/6/2018	GA
Digital	Trigger	10PT	10PT00878	2017-6465-L	GSIDV	Goldman Sachs International	32,217	12/8/2017	12/5/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-2	2017-6472-L	CITDV	Citibank, N.A.	3,535	12/8/2017	12/2/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-3	2017-6473-L	CITDV	Citibank, N.A.	3,122	12/8/2017	12/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-4	2017-6474-L	CITDV	Citibank, N.A.	2,799	12/8/2017	12/2/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-5	2017-6475-L	CITDV	Citibank, N.A.	2,528	12/8/2017	12/2/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-7	2017-6477-L	CITDV	Citibank, N.A.	13,904	12/8/2017	12/2/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-6	2017-6476-L	CITDV	Citibank, N.A.	2,294	12/8/2017	12/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00081-1	2017-6471-L	CITDV	Citibank, N.A.	4,162	12/8/2017	11/30/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01150	2017-4144-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	31,000	12/7/2017	12/5/2018	GA
Basket	Envoy Cap	10EC	10EC02237	2017-6469-L	NATDV	NATIXIS SA	23,019	12/8/2017	12/7/2018	GA
Call Spread	Secure	100C	100C03667	2017-6426-L	GSIDV	Goldman Sachs International	317,947	12/6/2017	12/6/2018	GA
Call Spread	Secure	100C	100C03670	2017-6480-L	BARDV	Barclays Bank, PLC	378,572	12/11/2017	12/7/2018	GA
Cliquet	MCI	100M	100M02353	2017-6490-L	MSIDV	Morgan Stanley & Co International, PLC	68,995	12/11/2017	12/8/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-1	2017-6483-L	CITDV	Citibank, N.A.	5,803	12/11/2017	12/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-3	2017-6485-L	CITDV	Citibank, N.A.	4,366	12/11/2017	12/7/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-4	2017-6486-L	CITDV	Citibank, N.A.	3,916	12/11/2017	12/7/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-5	2017-6487-L	CITDV	Citibank, N.A.	3,539	12/11/2017	12/7/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-6	2017-6488-L	CITDV	Citibank, N.A.	3,212	12/11/2017	12/7/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-2	2017-6484-L	CITDV	Citibank, N.A.	4,942	12/11/2017	12/6/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00082-7	2017-6489-L	CITDV	Citibank, N.A.	20,097	12/11/2017	12/6/2024	GA
Asian	Spread 1	100S	100S03557	2017-6482-L	BARDV	Barclays Bank, PLC	78,131	12/11/2017	12/7/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00308	2017-6479-L	DBDV	Deutsche Bank AG	33,377	12/11/2017	12/8/2018	GA
Call Spread	Secure	100C	100C03671	2017-6491-L	GSIDV	Goldman Sachs International	1,380,205	12/12/2017	12/10/2018	GA
Cliquet	MCI	100M	100M02354	2017-6518-L	MSIDV	Morgan Stanley & Co International, PLC	219,547	12/12/2017	12/10/2018	GA
Basket	Envoy Cap	10EC	10EC02238	2017-6515-L	BARDV	Barclays Bank, PLC	31,898	12/12/2017	12/10/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01151	2017-4162-S	GSIDV	Goldman Sachs International	43,600	12/11/2017	12/7/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00309	2017-6495-L	DBDV	Deutsche Bank AG	23,852	12/12/2017	12/11/2018	GA
Call Spread	Secure	100C	100C03672	2017-6536-L	CITDV	Citibank, N.A.	369,084	12/13/2017	12/12/2018	GA
Asian	Spread 1	100S	100S03559	2017-6535-L	CITDV	Citibank, N.A.	78,359	12/13/2017	12/11/2018	GA
Asian	Spread 1	100S	100S03558	2017-6493-L	GSIDV	Goldman Sachs International	175,245	12/12/2017	12/10/2018	GA
Digital	Trigger	10PT	10PT00879	2017-6494-L	NATDV	NATIXIS SA	149,645	12/12/2017	12/10/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01152	2017-4163-S	GSIDV	Goldman Sachs International	79,900	12/12/2017	12/10/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-1	2017-6519-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,797	12/12/2017	12/6/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-2	2017-6520-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,977	12/12/2017	12/6/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-4	2017-6528-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,665	12/12/2017	12/6/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-5	2017-6530-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,781	12/12/2017	12/6/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-6	2017-6531-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,698	12/12/2017	12/6/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-7	2017-6532-L	JPMDV	JPMORGAN CHASE BANK, N.A.	54,774	12/12/2017	12/6/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00034-3	2017-6521-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,698	12/12/2017	12/4/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-1	2017-6522-L	CITDV	Citibank, N.A.	9,208	12/12/2017	12/10/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-2	2017-6523-L	CITDV	Citibank, N.A.	7,842	12/12/2017	12/10/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-3	2017-6524-L	CITDV	Citibank, N.A.	6,932	12/12/2017	12/10/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-4	2017-6525-L	CITDV	Citibank, N.A.	6,217	12/12/2017	12/10/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-7	2017-6529-L	CITDV	Citibank, N.A.	31,441	12/12/2017	12/10/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-5	2017-6526-L	CITDV	Citibank, N.A.	5,618	12/12/2017	12/9/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00083-6	2017-6527-L	CITDV	Citibank, N.A.	5,100	12/12/2017	12/8/2023	GA
Swaption	Interest Rate Benchmark	10RC	10RC01153	2017-4164-S	CITDV	Citibank, N.A.	36,900	12/13/2017	12/11/2018	GA
Digital	Trigger	10PT	10PT00880	2017-6538-L	GSIDV	Goldman Sachs International	39,749	12/13/2017	12/11/2018	GA
Cliquet	MCI	100M	100M02355	2017-6539-L	UBSDV	UBS AG	54,968	12/13/2017	12/9/2018	GA
Call Spread	Secure	100C	100C03673	2017-6541-L	CITDV	Citibank, N.A.	259,722	12/14/2017	12/13/2018	GA
Asian	Spread 1	100S	100S03560	2017-6544-L	CITDV	Citibank, N.A.	25,900	12/14/2017	12/10/2018	GA
Call	Secure Par	100P	100P00787	2017-6546-L	CITDV	Citibank, N.A.	68,821	12/14/2017	12/7/2018	GA
Cliquet	MCI	100M	100M02356	2017-6545-L	DBDV	Deutsche Bank AG	67,608	12/14/2017	12/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-2	2017-6548-L	CITDV	Citibank, N.A.	3,295	12/14/2017	12/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-3	2017-6549-L	CITDV	Citibank, N.A.	2,920	12/14/2017	12/9/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-4	2017-6550-L	CITDV	Citibank, N.A.	2,624	12/14/2017	12/9/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-5	2017-6551-L	CITDV	Citibank, N.A.	2,376	12/14/2017	12/9/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-7	2017-6553-L	CITDV	Citibank, N.A.	13,493	12/14/2017	12/9/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-1	2017-6547-L	CITDV	Citibank, N.A.	3,856	12/14/2017	12/7/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00084-6	2017-6552-L	CITDV	Citibank, N.A.	2,160	12/14/2017	12/8/2023	GA
Digital	Trigger	10PT	10PT00881	2017-6555-L	SGDV	Societe Generale	56,391	12/15/2017	12/13/2018	GA
Call Spread	Secure	100C	100C03674	2017-6556-L	CITDV	Citibank, N.A.	462,194	12/15/2017	12/13/2018	GA
Asian	Spread 1	100S	100S03561	2017-6558-L	CITDV	Citibank, N.A.	106,342	12/15/2017	12/14/2018	GA
Cliquet	MCI	100M	100M02357	2017-6559-L	DBDV	Deutsche Bank AG	64,847	12/15/2017	12/14/2018	GA
Basket	Envoy Cap	10EC	10EC02239	2017-6560-L	CITDV	Citibank, N.A.	28,829	12/15/2017	12/15/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01154	2017-4165-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	27,100	12/14/2017	12/13/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00310	2017-6534-L	DBDV	Deutsche Bank AG	23,607	12/13/2017	12/13/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00311	2017-6540-L	DBDV	Deutsche Bank AG	17,005	12/14/2017	12/12/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00312	2017-6554-L	DBDV	Deutsche Bank AG	20,778	12/15/2017	12/13/2018	GA
Call Spread	Secure	100C	100C03675	2017-6565-L	CITDV	Citibank, N.A.	485,031	12/18/2017	12/14/2018	GA
Asian	Spread 1	100S	100S03562	2017-6567-L	CITDV	Citibank, N.A.	154,580	12/18/2017	12/15/2018	GA
Digital	Trigger	10PT	10PT00882	2017-6564-L	GSIDV	Goldman Sachs International	33,028	12/18/2017	12/14/2018	GA
Cliquet	MCI	100M	100M02358	2017-6576-L	CSBDV	Credit Suisse International	57,562	12/18/2017	12/15/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-1	2017-6569-L	CITDV	Citibank, N.A.	5,886	12/18/2017	12/14/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-3	2017-6571-L	CITDV	Citibank, N.A.	4,350	12/18/2017	12/14/2020	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-4	2017-6572-L	CITDV	Citibank, N.A.	3,888	12/18/2017	12/14/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-5	2017-6574-L	CITDV	Citibank, N.A.	3,505	12/18/2017	12/14/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-6	2017-6573-L	CITDV	Citibank, N.A.	3,176	12/18/2017	12/14/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-2	2017-6570-L	CITDV	Citibank, N.A.	4,954	12/18/2017	12/13/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00085-7	2017-6575-L	CITDV	Citibank, N.A.	19,577	12/18/2017	12/13/2024	GA
Call Spread	Secure	100C	100C03676	2017-6589-L	CITDV	Citibank, N.A.	1,146,675	12/19/2017	12/17/2018	GA
Asian	Spread 1	100S	100S03563	2017-6591-L	CITDV	Citibank, N.A.	234,872	12/19/2017	12/17/2018	GA
Digital	Trigger	10PT	10PT00883	2017-6582-L	SGDV	Societe Generale	128,717	12/19/2017	12/17/2018	GA
Cliquet	MCI	100M	100M02359	2017-6594-L	DBDV	Deutsche Bank AG	238,219	12/19/2017	12/17/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01155	2017-4184-S	GSIDV	Goldman Sachs International	27,700	12/18/2017	12/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-1	2017-6577-L	CITDV	Citibank, N.A.	6,222	12/19/2017	12/13/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-2	2017-6578-L	CITDV	Citibank, N.A.	5,309	12/19/2017	12/13/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-4	2017-6581-L	CITDV	Citibank, N.A.	4,215	12/19/2017	12/13/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-5	2017-6583-L	CITDV	Citibank, N.A.	3,810	12/19/2017	12/13/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-6	2017-6579-L	CITDV	Citibank, N.A.	3,460	12/19/2017	12/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-7	2017-6584-L	CITDV	Citibank, N.A.	21,613	12/19/2017	12/13/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00086-3	2017-6580-L	CITDV	Citibank, N.A.	4,698	12/19/2017	12/11/2020	GA
Swaption	Interest Rate Benchmark	10RC	10RC01156	2017-4185-S	GSIDV	Goldman Sachs International	91,200	12/19/2017	12/17/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01157	2017-4190-S	GSIDV	Goldman Sachs International	71,500	12/20/2017	12/18/2018	GA
Call Spread	Secure	100C	100C03677	2017-6596-L	CITDV	Citibank, N.A.	437,628	12/20/2017	12/19/2018	GA
Asian	Spread 1	100S	100S03564	2017-6598-L	CITDV	Citibank, N.A.	42,064	12/20/2017	12/18/2018	GA
Digital	Trigger	10PT	10PT00884	2017-6601-L	SGDV	Societe Generale	68,880	12/20/2017	12/19/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-1	2017-6603-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,992	12/20/2017	12/13/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-2	2017-6607-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,132	12/20/2017	12/13/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-4	2017-6614-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,565	12/20/2017	12/13/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-5	2017-6615-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,541	12/20/2017	12/13/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-6	2017-6616-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,635	12/20/2017	12/13/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-7	2017-6617-L	JPMDV	JPMORGAN CHASE BANK, N.A.	65,517	12/20/2017	12/13/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00035-3	2017-6611-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,739	12/20/2017	12/11/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-1	2017-6605-L	CITDV	Citibank, N.A.	5,946	12/20/2017	12/17/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-2	2017-6606-L	CITDV	Citibank, N.A.	5,158	12/20/2017	12/17/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-3	2017-6608-L	CITDV	Citibank, N.A.	4,599	12/20/2017	12/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-4	2017-6609-L	CITDV	Citibank, N.A.	4,147	12/20/2017	12/17/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-7	2017-6613-L	CITDV	Citibank, N.A.	21,416	12/20/2017	12/17/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-5	2017-6610-L	CITDV	Citibank, N.A.	3,763	12/20/2017	12/16/2022	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00087-6	2017-6612-L	CITDV	Citibank, N.A.	3,425	12/20/2017	12/15/2023	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00314	2017-6599-L	DBDV	Deutsche Bank AG	42,162	12/20/2017	12/19/2018	GA
Digital	Trigger	10PT	10PT00885	2017-6620-L	GSIDV	Goldman Sachs International	24,789	12/21/2017	12/25/2018	GA
Basket	Envoy Cap	10EC	10EC02241	2017-6623-L	BARDV	Barclays Bank, PLC	19,946	12/21/2017	12/20/2018	GA
Cliquet	MCI	100M	100M02361	2017-6621-L	DBDV	Deutsche Bank AG	68,985	12/21/2017	12/18/2018	GA
Call Spread	Secure	100C	100C03678	2017-6622-L	WCHDV	Wells Fargo Bank, N. A.	237,843	12/21/2017	12/20/2018	GA
Asian	Spread 1	100S	100S03565	2017-6626-L	WCHDV	Wells Fargo Bank, N. A.	54,449	12/21/2017	12/19/2018	GA
Basket	Envoy Cap	10EC	10EC02240	2017-6586-L	CITDV	Citibank, N.A.	46,333	12/19/2017	12/16/2018	GA
Asian Call Spread	Regency	110R	110R01099	2017-6592-L	CITDV	Citibank, N.A.	37,747	12/19/2017	12/8/2018	GA
Call Spread	Secure	100C	100C03679	2017-6629-L	WCHDV	Wells Fargo Bank, N. A.	387,712	12/22/2017	12/21/2018	GA
Digital	Trigger	10PT	10PT00886	2017-6631-L	GSIDV	Goldman Sachs International	28,550	12/22/2017	12/22/2018	GA
Cliquet	MCI	100M	100M02362	2017-6633-L	GSIDV	Goldman Sachs International	94,855	12/22/2017	12/21/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00315	2017-6619-L	DBDV	Deutsche Bank AG	22,009	12/21/2017	12/20/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01158	2017-4191-S	GSIDV	Goldman Sachs International	26,000	12/21/2017	12/17/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01159	2017-4193-S	GSIDV	Goldman Sachs International	30,500	12/22/2017	12/21/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00316	2017-6628-L	DBDV	Deutsche Bank AG	20,193	12/22/2017	12/21/2018	GA
Digital	Trigger	10PT	10PT00887	2017-6638-L	CSBDV	Credit Suisse International	44,490	12/26/2017	12/20/2018	GA
Cliquet	MCI	100M	100M02363	2017-6635-L	MSIDV	Morgan Stanley & Co International, PLC	81,746	12/26/2017	12/22/2018	GA
Call Spread	Secure	100C	100C03680	2017-6636-L	CITDV	Citibank, N.A.	477,824	12/26/2017	12/21/2018	GA
Asian	Spread 1	100S	100S03567	2017-6641-L	CITDV	Citibank, N.A.	150,252	12/26/2017	12/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-1	2017-6639-L	CITDV	Citibank, N.A.	7,657	12/26/2017	12/6/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-2	2017-6640-L	CITDV	Citibank, N.A.	6,468	12/26/2017	12/6/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-4	2017-6643-L	CITDV	Citibank, N.A.	5,098	12/26/2017	12/6/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-5	2017-6644-L	CITDV	Citibank, N.A.	4,602	12/26/2017	12/6/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-6	2017-6645-L	CITDV	Citibank, N.A.	4,173	12/26/2017	12/6/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-7	2017-6646-L	CITDV	Citibank, N.A.	24,534	12/26/2017	12/6/2024	GA
Cliquet	MCI	100M	100M02360	2017-6602-L	GSIDV	Goldman Sachs International	69,351	12/20/2017	12/19/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00088-3	2017-6642-L	CITDV	Citibank, N.A.	5,698	12/26/2017	12/4/2020	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00317	2017-6634-L	DBDV	Deutsche Bank AG	14,912	12/26/2017	12/27/2018	GA
Call Spread	Secure	100C	100C03681	2017-6648-L	BARDV	Barclays Bank, PLC	946,270	12/27/2017	12/24/2018	GA
Asian	Spread 1	100S	100S03568	2017-6650-L	BARDV	Barclays Bank, PLC	132,962	12/27/2017	12/24/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01160	2017-4211-S	GSIDV	Goldman Sachs International	116,800	12/27/2017	12/21/2018	GA
Digital	Trigger	10PT	10PT00888	2017-6659-L	SGDV	Societe Generale	77,653	12/27/2017	12/24/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Basket	Envoy Cap	10EC	10EC02242	2017-6661-L	CITDV	Citibank, N.A.	35,447	12/27/2017	12/22/2018	GA
Cliquet	MCI	100M	100M02364	2017-6657-L	MSIDV	Morgan Stanley & Co International, PLC	192,721	12/27/2017	12/23/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-3	2017-6662-L	CITDV	Citibank, N.A.	2,849	12/27/2017	12/22/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-4	2017-6664-L	CITDV	Citibank, N.A.	2,567	12/27/2017	12/22/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-5	2017-6665-L	CITDV	Citibank, N.A.	2,328	12/27/2017	12/22/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-6	2017-6666-L	CITDV	Citibank, N.A.	2,119	12/27/2017	12/22/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-1	2017-6658-L	CITDV	Citibank, N.A.	3,707	12/27/2017	12/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-2	2017-6660-L	CITDV	Citibank, N.A.	3,202	12/27/2017	12/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00089-7	2017-6668-L	CITDV	Citibank, N.A.	13,256	12/27/2017	12/20/2024	GA
Swaption	Interest Rate Benchmark	10RC	10RC01161	2017-4212-S	GSIDV	Goldman Sachs International	27,500	12/28/2017	12/24/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00318	2017-6647-L	DBDV	Deutsche Bank AG	25,894	12/27/2017	12/24/2018	GA
Digital	Trigger	10PT	10PT00889	2017-6678-L	CSBDV	Credit Suisse International	32,381	12/28/2017	12/28/2018	GA
Call Spread	Secure	100C	100C03682	2017-6671-L	SGDV	Societe Generale	428,910	12/28/2017	12/27/2018	GA
Asian	Spread 1	100S	100S03569	2017-6675-L	SGDV	Societe Generale	54,960	12/28/2017	12/26/2018	GA
Cliquet	MCI	100M	100M02365	2017-6686-L	DBDV	Deutsche Bank AG	147,489	12/28/2017	12/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-1	2017-6679-L	CITDV	Citibank, N.A.	5,259	12/28/2017	12/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-2	2017-6680-L	CITDV	Citibank, N.A.	4,539	12/28/2017	12/26/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-6	2017-6684-L	CITDV	Citibank, N.A.	2,999	12/28/2017	12/26/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-3	2017-6681-L	CITDV	Citibank, N.A.	4,038	12/28/2017	12/24/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-4	2017-6682-L	CITDV	Citibank, N.A.	3,638	12/28/2017	12/23/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-5	2017-6683-L	CITDV	Citibank, N.A.	3,298	12/28/2017	12/23/2022	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00319	2017-6676-L	DBDV	Deutsche Bank AG	36,271	12/28/2017	12/27/2018	GA
Digital	Trigger	10PT	10PT00890	2017-6700-L	GSIDV	Goldman Sachs International	28,496	12/29/2017	12/26/2018	GA
Call Spread	Secure	100C	100C03683	2017-6694-L	RBCDV	Royal Bank of Canada	510,833	12/29/2017	12/28/2018	GA
Call	Secure Par	100P	100P00788	2017-6697-L	RBCDV	Royal Bank of Canada	60,487	12/29/2017	12/20/2018	GA
Asian	Spread 1	100S	100S03570	2017-6696-L	RBCDV	Royal Bank of Canada	104,791	12/29/2017	12/27/2018	GA
Basket	Envoy Cap	10EC	10EC02243	2017-6692-L	SGDV	Societe Generale	26,488	12/29/2017	12/27/2018	GA
Cliquet	MCI	100M	100M02366	2017-6705-L	GSIDV	Goldman Sachs International	74,705	12/29/2017	12/26/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-1	2017-6698-L	CITDV	Citibank, N.A.	3,910	12/29/2017	12/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-2	2017-6699-L	CITDV	Citibank, N.A.	3,374	12/29/2017	12/27/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-4	2017-6702-L	CITDV	Citibank, N.A.	2,703	12/29/2017	12/27/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-5	2017-6703-L	CITDV	Citibank, N.A.	2,451	12/29/2017	12/27/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-6	2017-6704-L	CITDV	Citibank, N.A.	2,230	12/29/2017	12/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-7	2017-6706-L	CITDV	Citibank, N.A.	13,825	12/29/2017	12/27/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00091-3	2017-6701-L	CITDV	Citibank, N.A.	3,003	12/29/2017	12/24/2020	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00068-7	2017-6134-L	CITDV	Citibank, N.A.	17,026	11/8/2017	11/1/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00313	2017-6595-L	DBDV	Deutsche Bank AG	31,667	12/19/2017	12/14/2018	GA
Asian	Spread 1	100S	100S03566	2017-6632-L	WCHDV	Wells Fargo Bank, N. A.	121,135	12/22/2017	12/22/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00320	2017-6691-L	DBDV	Deutsche Bank AG	23,445	12/29/2017	12/28/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00090-7	2017-6685-L	CITDV	Citibank, N.A.	18,756	12/28/2017	12/26/2024	GA
Call Spread	Secure	100C	100C03684	2018-6708-L	BNPDV	BNP Paribas	352,563	1/2/2018	2/30/2018	GA
Asian	Spread 1	100S	100S03571	2018-6707-L	BNPDV	BNP Paribas	73,526	1/2/2018	2/28/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00321	2018-6710-L	DBDV	Deutsche Bank AG	35,724	1/2/2018	2/28/2018	GA
Call Spread	Secure	100C	100C03685	2018-6733-L	CITDV	Citibank, N.A.	1,105,891	1/3/2018	2/31/2018	GA
Asian	Spread 1	100S	100S03572	2018-6735-L	CITDV	Citibank, N.A.	203,218	1/3/2018	2/31/2018	GA
Digital	Trigger	10PT	10PT00891	2018-6736-L	HSBDV	HSBC Bank USA, National Association	141,161	1/3/2018	2/31/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00322	2018-6730-L	DBDV	Deutsche Bank AG	36,587	1/3/2018	2/31/2018	GA
Digital	Trigger	10PT	10PT00892	2018-6748-L	CSBDV	Credit Suisse International	29,510	1/4/2018	1/2/2019	GA
Call Spread	Secure	100C	100C03686	2018-6749-L	RBCDV	Royal Bank of Canada	288,326	1/4/2018	1/2/2019	GA
Asian	Spread 1	100S	100S03573	2018-6751-L	RBCDV	Royal Bank of Canada	98,304	1/4/2018	1/3/2019	GA
Cliquet	MCI	100M	100M02369	2018-6752-L	GSIDV	Goldman Sachs International	69,717	1/4/2018	1/1/2019	GA
Cliquet	MCI	100M	100M02368	2018-6743-L	GSIDV	Goldman Sachs International	251,182	1/3/2018	2/31/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00323	2018-6753-L	DBDV	Deutsche Bank AG	36,151	1/4/2018	1/1/2019	GA
Call Spread	Secure	100C	100C03687	2018-6757-L	BARDV	Barclays Bank, PLC	335,290	1/5/2018	1/4/2019	GA
Asian	Spread 1	100S	100S03574	2018-6759-L	BARDV	Barclays Bank, PLC	106,027	1/5/2018	1/3/2019	GA
Cliquet	MCI	100M	100M02370	2018-6760-L	CSBDV	Credit Suisse International	57,044	1/5/2018	1/2/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00324	2018-6754-L	DBDV	Deutsche Bank AG	36,882	1/5/2018	1/4/2019	GA
Call Spread	Secure	100C	100C03688	2018-6773-L	NATDV	NATIXIS SA	319,930	1/8/2018	1/6/2019	GA
Asian	Spread 1	100S	100S03575	2018-6779-L	NATDV	NATIXIS SA	75,430	1/8/2018	1/1/2019	GA
Digital	Trigger	10PT	10PT00893	2018-6781-L	NATDV	NATIXIS SA	29,726	1/8/2018	1/5/2019	GA
Call Spread	Secure	100C	100C03689	2018-1383879-L	UBSDV	UBS AG	819,373	1/9/2018	1/7/2019	GA
Asian	Spread 1	100S	100S03576	2018-1383881-L	UBSDV	UBS AG	112,789	1/9/2018	1/6/2019	GA
Digital	Trigger	10PT	10PT00894	2018-1383864-L	CSBDV	Credit Suisse International	85,187	1/9/2018	1/7/2019	GA
Cliquet	MCI	100M	100M02372	2018-1383906-L	MSIDV	Morgan Stanley & Co International, PLC	162,763	1/9/2018	1/6/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00325	2018-1383905-L	DBDV	Deutsche Bank AG	33,617	1/9/2018	1/9/2019	GA
Call Spread	Secure	100C	100C03690	2018-1399615-L	NATDV	NATIXIS SA	376,951	1/10/2018	1/9/2019	GA
Call	Secure Par	100P	100P00789	2018-1399617-L	NATDV	NATIXIS SA	62,975	1/10/2018	1/3/2019	GA
Asian	Spread 1	100S	100S03577	2018-1399618-L	NATDV	NATIXIS SA	54,041	1/10/2018	1/7/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02373	2018-1399647-L	DBDV	Deutsche Bank AG	77,409	1/10/2018	1/8/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00326	2018-1399610-L	DBDV	Deutsche Bank AG	36,379	1/10/2018	1/9/2019	GA
Digital	Trigger	10PT	10PT00895	2018-1402876-L	GSIDV	Goldman Sachs International	23,647	1/11/2018	1/9/2019	GA
Call Spread	Secure	100C	100C03691	2018-1402851-L	BOADV	Bank of America, N.A.	199,866	1/11/2018	1/10/2019	GA
Asian	Spread 1	100S	100S03578	2018-1402853-L	BOADV	Bank of America, N.A.	25,240	1/11/2018	1/9/2019	GA
Asian Call Spread	Regency	110R	110R01100	2018-1402854-L	BOADV	Bank of America, N.A.	40,996	1/11/2018	12/25/2018	GA
Cliquet	MCI	100M	100M02374	2018-1402881-L	CSBDV	Credit Suisse International	58,537	1/11/2018	1/9/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00327	2018-1402826-L	DBDV	Deutsche Bank AG	23,436	1/11/2018	1/10/2019	GA
Call Spread	Secure	100C	100C03692	2018-1406070-L	BARDV	Barclays Bank, PLC	333,640	1/12/2018	1/11/2019	GA
Asian	Spread 1	100S	100S03579	2018-1406072-L	BARDV	Barclays Bank, PLC	65,901	1/12/2018	1/10/2019	GA
Digital	Trigger	10PT	10PT00896	2018-1406077-L	NATDV	NATIXIS SA	39,386	1/12/2018	1/11/2019	GA
Cliquet	MCI	100M	100M02375	2018-1406079-L	MSIDV	Morgan Stanley & Co International, PLC	93,960	1/12/2018	1/9/2019	GA
Call Spread	Secure	100C	100C03693	2018-1409370-L	BARDV	Barclays Bank, PLC	303,353	1/16/2018	1/11/2019	GA
Asian	Spread 1	100S	100S03580	2018-1409372-L	BARDV	Barclays Bank, PLC	127,672	1/16/2018	1/10/2019	GA
Cliquet	MCI	100M	100M02376	2018-1409377-L	BOADV	Bank of America, N.A.	76,865	1/16/2018	1/11/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00328	2018-1409369-L	DBDV	Deutsche Bank AG	51,550	1/16/2018	1/12/2019	GA
Digital	Trigger	10PT	10PT00897	2018-1412689-L	GSIDV	Goldman Sachs International	136,432	1/17/2018	1/14/2019	GA
Call Spread	Secure	100C	100C03694	2018-1412685-L	NATDV	NATIXIS SA	1,061,967	1/17/2018	1/14/2019	GA
Asian	Spread 1	100S	100S03581	2018-1412688-L	NATDV	NATIXIS SA	227,497	1/17/2018	1/13/2019	GA
Cliquet	MCI	100M	100M02377	2018-1412692-L	DBDV	Deutsche Bank AG	240,597	1/17/2018	1/13/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00329	2018-1412683-L	DBDV	Deutsche Bank AG	75,105	1/17/2018	1/14/2019	GA
Call Spread	Secure	100C	100C03695	2018-1415938-L	HSBDV	HSBC Bank USA, National Association	235,738	1/18/2018	1/18/2019	GA
Asian	Spread 1	100S	100S03582	2018-1415940-L	HSBDV	HSBC Bank USA, National Association	85,846	1/18/2018	1/14/2019	GA
Cliquet	MCI	100M	100M02378	2018-1415941-L	UBSDV	UBS AG	79,347	1/18/2018	1/16/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00330	2018-1415942-L	DBDV	Deutsche Bank AG	35,815	1/18/2018	1/17/2019	GA
Call Spread	Secure	100C	100C03696	2018-1419196-L	SGDV	Societe Generale	197,283	1/19/2018	1/18/2019	GA
Asian	Spread 1	100S	100S03583	2018-1419197-L	SGDV	Societe Generale	45,717	1/19/2018	1/14/2019	GA
Digital	Trigger	10PT	10PT00898	2018-1419170-L	HSBDV	HSBC Bank USA, National Association	31,684	1/19/2018	1/15/2019	GA
Cliquet	MCI	100M	100M02379	2018-1419169-L	UBSDV	UBS AG	62,006	1/19/2018	1/18/2019	GA
Cliquet	MCI	100M	100M02371	2018-6785-L	MSIDV	Morgan Stanley & Co International, PLC	53,995	1/8/2018	1/4/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01162	2018-4231-S	CITDV	Citibank, N.A.	34,500	1/2/2018	2/27/2018	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01163	2018-4232-S	GSIDV	Goldman Sachs International	59,600	1/3/2018	2/31/2018	GA
Swaption	Interest Rate Benchmark	10RC	10RC01164	2018-4233-S	GSIDV	Goldman Sachs International	26,900	1/4/2018	1/2/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01165	2018-4280-S	GSIDV	Goldman Sachs International	23,900	1/8/2018	1/4/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01166	2018-4282-S	GSIDV	Goldman Sachs International	69,500	1/9/2018	1/4/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01167	2018-4283-S	GSIDV	Goldman Sachs International	27,400	1/10/2018	1/9/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01168	2018-4287-S	GSIDV	Goldman Sachs International	36,400	1/11/2018	1/10/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01169	2018-4414-S	GSIDV	Goldman Sachs International	25,400	1/16/2018	1/9/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01170	2018-4415-S	GSIDV	Goldman Sachs International	91,100	1/17/2018	1/11/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01171	2018-4416-S	GSIDV	Goldman Sachs International	33,200	1/18/2018	1/11/2019	GA
Call Spread	Secure	100C	100C03697	2018-1422443-L	SGDV	Societe Generale	379,012	1/22/2018	1/18/2019	GA
Asian	Spread 1	100S	100S03584	2018-1422445-L	SGDV	Societe Generale	125,684	1/22/2018	1/18/2019	GA
Cliquet	MCI	100M	100M02380	2018-1422438-L	CSBDV	Credit Suisse International	65,722	1/22/2018	1/19/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01172	2018-4437-S	GSIDV	Goldman Sachs International	75,500	1/23/2018	1/18/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00331	2018-1422452-L	DBDV	Deutsche Bank AG	45,365	1/22/2018	1/20/2019	GA
Call Spread	Secure	100C	100C03698	2018-1425711-L	WCHDV	Wells Fargo Bank, N. A.	901,496	1/23/2018	1/21/2019	GA
Asian	Spread 1	100S	100S03585	2018-1425714-L	WCHDV	Wells Fargo Bank, N. A.	205,105	1/23/2018	1/20/2019	GA
Call	Secure Par	100P	100P00790	2018-1425713-L	WCHDV	Wells Fargo Bank, N. A.	78,332	1/23/2018	1/15/2019	GA
Digital	Trigger	10PT	10PT00899	2018-1425723-L	GSIDV	Goldman Sachs International	96,607	1/23/2018	1/20/2019	GA
Cliquet	MCI	100M	100M02381	2018-1425724-L	CSBDV	Credit Suisse International	204,141	1/23/2018	1/20/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00332	2018-1425697-L	DBDV	Deutsche Bank AG	23,656	1/23/2018	1/19/2019	GA
Call Spread	Secure	100C	100C03699	2018-1428997-L	SGDV	Societe Generale	267,550	1/24/2018	1/24/2019	GA
Asian	Spread 1	100S	100S03586	2018-1428999-L	SGDV	Societe Generale	56,028	1/24/2018	1/23/2019	GA
Digital	Trigger	10PT	10PT00900	2018-1428996-L	SGDV	Societe Generale	34,280	1/24/2018	1/20/2019	GA
Cliquet	MCI	100M	100M02382	2018-1429021-L	MSIDV	Morgan Stanley & Co International, PLC	94,064	1/24/2018	1/23/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00333	2018-1429000-L	DBDV	Deutsche Bank AG	34,616	1/24/2018	1/19/2019	GA
Call Spread	Secure	100C	100C03700	2018-1432298-L	WCHDV	Wells Fargo Bank, N. A.	247,211	1/25/2018	1/25/2019	GA
Asian	Spread 1	100S	100S03587	2018-1432300-L	WCHDV	Wells Fargo Bank, N. A.	134,081	1/25/2018	1/18/2019	GA
Asian Call Spread	Regency	110R	110R01101	2018-1432301-L	WCHDV	Wells Fargo Bank, N. A.	41,189	1/25/2018	1/21/2019	GA
Digital	Trigger	10PT	10PT00901	2018-1432309-L	GSIDV	Goldman Sachs International	28,706	1/25/2018	1/24/2019	GA
Cliquet	MCI	100M	100M02383	2018-1434188-L	CSBDV	Credit Suisse International	115,051	1/25/2018	1/23/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01173	2018-4446-S	GSIDV	Goldman Sachs International	32,500	1/24/2018	1/18/2019	GA
Call Spread	Secure	100C	100C03701	2018-1437443-L	GSIDV	Goldman Sachs International	383,966	1/26/2018	1/25/2019	GA
Asian	Spread 1	100S	100S03588	2018-1437445-L	GSIDV	Goldman Sachs International	147,164	1/26/2018	1/24/2019	GA
Digital	Trigger	10PT	10PT00902	2018-1437458-L	CSBDV	Credit Suisse International	33,871	1/26/2018	1/24/2019	GA
Cliquet	MCI	100M	100M02384	2018-1437460-L	UBSDV	UBS AG	66,143	1/26/2018	1/26/2019	GA
Basket	Envoy Cap	10EC	10EC02244	2018-6737-L	CITDV	Citibank, N.A.	21,417	1/3/2018	2/31/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-1	2018-6738-L	CITDV	Citibank, N.A.	5,387	1/3/2018	2/21/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-3	2018-6741-L	CITDV	Citibank, N.A.	3,919	1/3/2018	2/21/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-4	2018-6744-L	CITDV	Citibank, N.A.	3,489	1/3/2018	2/21/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-5	2018-6745-L	CITDV	Citibank, N.A.	3,138	1/3/2018	2/21/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-6	2018-6746-L	CITDV	Citibank, N.A.	2,837	1/3/2018	2/21/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-2	2018-6739-L	CITDV	Citibank, N.A.	4,487	1/3/2018	2/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00093-7	2018-6747-L	CITDV	Citibank, N.A.	17,721	1/3/2018	2/20/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-1	2018-6711-L	CITDV	Citibank, N.A.	8,525	1/2/2018	2/27/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-2	2018-6719-L	CITDV	Citibank, N.A.	7,331	1/2/2018	2/27/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-4	2018-6725-L	CITDV	Citibank, N.A.	5,857	1/2/2018	2/27/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-6	2018-6728-L	CITDV	Citibank, N.A.	4,824	1/2/2018	2/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-7	2018-6729-L	CITDV	Citibank, N.A.	30,168	1/2/2018	2/27/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-3	2018-6724-L	CITDV	Citibank, N.A.	6,514	1/2/2018	2/24/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00092-5	2018-6727-L	CITDV	Citibank, N.A.	5,306	1/2/2018	2/27/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-2	2018-6714-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,772	1/2/2018	2/24/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-3	2018-6715-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,003	1/2/2018	2/24/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-7	2018-6721-L	JPMDV	JPMORGAN CHASE BANK, N.A.	76,205	1/2/2018	2/24/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-1	2018-6713-L	JPMDV	JPMORGAN CHASE BANK, N.A.	19,252	1/2/2018	2/24/2018	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-4	2018-6716-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,592	1/2/2018	2/23/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-5	2018-6717-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,352	1/2/2018	2/23/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00036-6	2018-6718-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,259	1/2/2018	2/22/2023	GA
Basket	Envoy Cap	10EC	10EC02245	2018-6775-L	CITDV	Citibank, N.A.	33,338	1/8/2018	1/3/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-1	2018-6771-L	CITDV	Citibank, N.A.	5,124	1/8/2018	2/24/2018	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-2	2018-6774-L	CITDV	Citibank, N.A.	4,294	1/8/2018	2/24/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-3	2018-6778-L	CITDV	Citibank, N.A.	3,763	1/8/2018	2/24/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-4	2018-6782-L	CITDV	Citibank, N.A.	3,358	1/8/2018	2/23/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-5	2018-6783-L	CITDV	Citibank, N.A.	3,023	1/8/2018	2/23/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-6	2018-6784-L	CITDV	Citibank, N.A.	2,737	1/8/2018	2/22/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00094-7	2018-6786-L	CITDV	Citibank, N.A.	17,068	1/8/2018	2/24/2024	GA
Basket	Envoy Cap	10EC	10EC02246	2018-1409405-L	GSIDV	Goldman Sachs International	21,467	1/16/2018	1/9/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-2	2018-1383909-L	CITDV	Citibank, N.A.	3,889	1/9/2018	1/8/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-3	2018-1383910-L	CITDV	Citibank, N.A.	3,442	1/9/2018	1/8/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-6	2018-1383913-L	CITDV	Citibank, N.A.	2,534	1/9/2018	1/8/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-7	2018-1383914-L	CITDV	Citibank, N.A.	15,861	1/9/2018	1/8/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-1	2018-1383908-L	CITDV	Citibank, N.A.	4,548	1/9/2018	1/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-4	2018-1383911-L	CITDV	Citibank, N.A.	3,089	1/9/2018	1/7/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00095-5	2018-1383912-L	CITDV	Citibank, N.A.	2,793	1/9/2018	1/6/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-2	2018-1399641-L	CITDV	Citibank, N.A.	3,935	1/10/2018	1/6/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-3	2018-1399642-L	CITDV	Citibank, N.A.	3,486	1/10/2018	1/6/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-4	2018-1399643-L	CITDV	Citibank, N.A.	3,129	1/10/2018	1/6/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-5	2018-1399644-L	CITDV	Citibank, N.A.	2,829	1/10/2018	1/6/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-1	2018-1399640-L	CITDV	Citibank, N.A.	4,597	1/10/2018	1/4/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-6	2018-1399645-L	CITDV	Citibank, N.A.	2,568	1/10/2018	1/5/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-1	2018-1406103-L	CITDV	Citibank, N.A.	4,552	1/12/2018	1/2/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-2	2018-1406104-L	CITDV	Citibank, N.A.	3,785	1/12/2018	1/2/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-6	2018-1406108-L	CITDV	Citibank, N.A.	2,378	1/12/2018	1/2/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-3	2018-1406105-L	CITDV	Citibank, N.A.	3,302	1/12/2018	12/31/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-4	2018-1406106-L	CITDV	Citibank, N.A.	2,935	1/12/2018	12/31/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-5	2018-1406107-L	CITDV	Citibank, N.A.	2,635	1/12/2018	12/30/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-1	2018-1406089-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,634	1/12/2018	1/2/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-2	2018-1406090-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,254	1/12/2018	1/2/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-6	2018-1406094-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,348	1/12/2018	1/2/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-3	2018-1406091-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,647	1/12/2018	12/31/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-4	2018-1406092-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,389	1/12/2018	12/31/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-5	2018-1406093-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,308	1/12/2018	12/30/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-1	2018-1409386-L	CITDV	Citibank, N.A.	5,224	1/16/2018	1/4/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-3	2018-1409388-L	CITDV	Citibank, N.A.	3,785	1/16/2018	1/4/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-4	2018-1409389-L	CITDV	Citibank, N.A.	3,364	1/16/2018	1/4/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-6	2018-1409391-L	CITDV	Citibank, N.A.	2,727	1/16/2018	1/4/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-5	2018-1409390-L	CITDV	Citibank, N.A.	3,020	1/16/2018	1/4/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-2	2018-1409387-L	CITDV	Citibank, N.A.	4,342	1/16/2018	1/3/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00098-7	2018-1409392-L	CITDV	Citibank, N.A.	17,083	1/16/2018	1/3/2025	GA
Basket	Envoy Cap	10EC	10EC02247	2018-1422450-L	CITDV	Citibank, N.A.	41,561	1/22/2018	1/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-3	2018-1412695-L	CITDV	Citibank, N.A.	5,474	1/17/2018	1/12/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-4	2018-1412696-L	CITDV	Citibank, N.A.	4,886	1/17/2018	1/12/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-5	2018-1412697-L	CITDV	Citibank, N.A.	4,401	1/17/2018	1/12/2023	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-1	2018-1412693-L	CITDV	Citibank, N.A.	7,407	1/17/2018	1/11/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-2	2018-1412694-L	CITDV	Citibank, N.A.	6,238	1/17/2018	1/10/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-6	2018-1412698-L	CITDV	Citibank, N.A.	3,983	1/17/2018	1/12/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00099-7	2018-1412699-L	CITDV	Citibank, N.A.	24,911	1/17/2018	1/10/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-1	2018-1419178-L	CITDV	Citibank, N.A.	5,229	1/19/2018	1/17/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-2	2018-1419179-L	CITDV	Citibank, N.A.	4,474	1/19/2018	1/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-5	2018-1419182-L	CITDV	Citibank, N.A.	3,204	1/19/2018	1/17/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-6	2018-1419183-L	CITDV	Citibank, N.A.	2,905	1/19/2018	1/17/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-7	2018-1419184-L	CITDV	Citibank, N.A.	18,201	1/19/2018	1/17/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-3	2018-1419180-L	CITDV	Citibank, N.A.	3,959	1/19/2018	1/15/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00100-4	2018-1419181-L	CITDV	Citibank, N.A.	3,550	1/19/2018	1/14/2022	GA
Basket	Envoy Cap	10EC	10EC02248	2018-1425754-L	NATDV	NATIXIS SA	35,152	1/23/2018	1/21/2019	GA
Basket	Envoy Cap	10EC	10EC02249	2018-1437491-L	CITDV	Citibank, N.A.	28,808	1/26/2018	1/25/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-3	2018-1425727-L	CITDV	Citibank, N.A.	7,526	1/23/2018	1/19/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-4	2018-1425728-L	CITDV	Citibank, N.A.	6,704	1/23/2018	1/19/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-6	2018-1425730-L	CITDV	Citibank, N.A.	5,444	1/23/2018	1/19/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00334	2018-1437449-L	DBDV	Deutsche Bank AG	29,965	1/26/2018	1/29/2019	GA
Call Spread	Secure	100C	100C03702	2018-1440802-L	BOADV	Bank of America, N.A.	379,075	1/29/2018	1/28/2019	GA
Asian	Spread 1	100S	100S03589	2018-1440801-L	BOADV	Bank of America, N.A.	126,465	1/29/2018	1/24/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-3	2018-1440788-L	CITDV	Citibank, N.A.	5,021	1/29/2018	1/20/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-4	2018-1440789-L	CITDV	Citibank, N.A.	4,470	1/29/2018	1/20/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-5	2018-1440790-L	CITDV	Citibank, N.A.	4,015	1/29/2018	1/20/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-1	2018-1440786-L	CITDV	Citibank, N.A.	6,845	1/29/2018	1/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-2	2018-1440787-L	CITDV	Citibank, N.A.	5,741	1/29/2018	1/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-6	2018-1440791-L	CITDV	Citibank, N.A.	3,627	1/29/2018	1/19/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00103-7	2018-1440792-L	CITDV	Citibank, N.A.	22,668	1/29/2018	1/17/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-1	2018-1425725-L	CITDV	Citibank, N.A.	10,259	1/23/2018	1/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-2	2018-1425726-L	CITDV	Citibank, N.A.	8,603	1/23/2018	1/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-5	2018-1425729-L	CITDV	Citibank, N.A.	6,025	1/23/2018	1/19/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-1	2018-1429007-L	CITDV	Citibank, N.A.	5,475	1/24/2018	1/16/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-2	2018-1429008-L	CITDV	Citibank, N.A.	4,582	1/24/2018	1/16/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-6	2018-1429012-L	CITDV	Citibank, N.A.	2,894	1/24/2018	1/16/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-7	2018-1429013-L	CITDV	Citibank, N.A.	18,119	1/24/2018	1/16/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-3	2018-1429009-L	CITDV	Citibank, N.A.	4,008	1/24/2018	1/15/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-4	2018-1429010-L	CITDV	Citibank, N.A.	3,568	1/24/2018	1/14/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00102-5	2018-1429011-L	CITDV	Citibank, N.A.	3,206	1/24/2018	1/13/2023	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-1	2018-1425715-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,788	1/23/2018	1/15/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-2	2018-1425716-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,536	1/23/2018	1/15/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-3	2018-1425717-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,966	1/23/2018	1/15/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-7	2018-1425721-L	JPMDV	JPMORGAN CHASE BANK, N.A.	67,348	1/23/2018	1/15/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-4	2018-1425718-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,686	1/23/2018	1/14/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-5	2018-1425719-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,608	1/23/2018	1/13/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00038-6	2018-1425720-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,650	1/23/2018	1/12/2024	GA
Swaption	Interest Rate Benchmark	10RC	10RC01174	2018-4455-S	GSIDV	Goldman Sachs International	31,800	1/26/2018	1/24/2019	GA
Call Spread	Secure	100C	100C03703	2018-1444116-L	RBCDV	Royal Bank of Canada	783,406	1/30/2018	1/29/2019	GA
Asian	Spread 1	100S	100S03590	2018-1444118-L	RBCDV	Royal Bank of Canada	144,925	1/30/2018	1/27/2019	GA
Digital	Trigger	10PT	10PT00903	2018-1444115-L	CSBDV	Credit Suisse International	91,449	1/30/2018	1/28/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00096-7	2018-1399646-L	CITDV	Citibank, N.A.	16,072	1/10/2018	1/6/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00097-7	2018-1406109-L	CITDV	Citibank, N.A.	14,907	1/12/2018	1/2/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00037-7	2018-1406095-L	JPMDV	JPMORGAN CHASE BANK, N.A.	65,054	1/12/2018	1/2/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00101-7	2018-1425731-L	CITDV	Citibank, N.A.	34,124	1/23/2018	1/17/2025	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00335	2018-1440777-L	DBDV	Deutsche Bank AG	55,798	1/29/2018	1/25/2019	GA
Cliquet	MCI	100M	100M02385	2018-1444169-L	CSBDV	Credit Suisse International	51,176	1/29/2018	1/28/2019	GA
Call Spread	Secure	100C	100C03704	2018-1447454-L	CITDV	Citibank, N.A.	265,098	1/31/2018	1/31/2019	GA
Asian	Spread 1	100S	100S03591	2018-1447456-L	CITDV	Citibank, N.A.	33,765	1/31/2018	1/29/2019	GA
Digital	Trigger	10PT	10PT00904	2018-1447453-L	CSBDV	Credit Suisse International	24,708	1/31/2018	1/28/2019	GA
Cliquet	MCI	100M	100M02386	2018-1444119-L	MSIDV	Morgan Stanley & Co International, PLC	178,693	1/30/2018	1/25/2019	GA
Basket	Envoy Cap	10EC	10EC02250	2018-1447487-L	NATDV	NATIXIS SA	47,293	1/31/2018	1/28/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01175	2018-4480-S	GSIDV	Goldman Sachs International	94,400	1/30/2018	1/25/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00336	2018-1444108-L	DBDV	Deutsche Bank AG	29,457	1/30/2018	1/29/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-1	2018-1444135-L	CITDV	Citibank, N.A.	6,790	1/30/2018	1/28/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-3	2018-1444137-L	CITDV	Citibank, N.A.	5,515	1/30/2018	1/28/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-4	2018-1444138-L	CITDV	Citibank, N.A.	5,010	1/30/2018	1/28/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-7	2018-1444141-L	CITDV	Citibank, N.A.	26,171	1/30/2018	1/28/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-2	2018-1444136-L	CITDV	Citibank, N.A.	6,098	1/30/2018	1/28/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-5	2018-1444139-L	CITDV	Citibank, N.A.	4,565	1/30/2018	1/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00104-6	2018-1444140-L	CITDV	Citibank, N.A.	4,167	1/30/2018	1/26/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-1	2018-1447469-L	CITDV	Citibank, N.A.	4,666	1/31/2018	1/30/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-2	2018-1447470-L	CITDV	Citibank, N.A.	4,106	1/31/2018	1/30/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-5	2018-1447473-L	CITDV	Citibank, N.A.	3,015	1/31/2018	1/30/2023	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-6	2018-1447474-L	CITDV	Citibank, N.A.	2,744	1/31/2018	1/30/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-7	2018-1447475-L	CITDV	Citibank, N.A.	17,225	1/31/2018	1/30/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-3	2018-1447471-L	CITDV	Citibank, N.A.	3,679	1/31/2018	1/29/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00105-4	2018-1447472-L	CITDV	Citibank, N.A.	3,324	1/31/2018	1/28/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-1	2018-1444124-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,527	1/30/2018	1/23/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-2	2018-1444125-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,201	1/30/2018	1/23/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-5	2018-1444128-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,403	1/30/2018	1/23/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-6	2018-1444129-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,710	1/30/2018	1/23/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-7	2018-1444130-L	JPMDV	JPMORGAN CHASE BANK, N.A.	52,402	1/30/2018	1/23/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-3	2018-1444126-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,140	1/30/2018	1/22/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00039-4	2018-1444127-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,213	1/30/2018	1/21/2022	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00337	2018-1447452-L	DBDV	Deutsche Bank AG	18,770	1/31/2018	1/28/2019	GA
Call Spread	Secure	100C	100C03705	2018-1454138-L	CITDV	Citibank, N.A.	274,749	2/1/2018	1/31/2019	GA
Asian	Spread 1	100S	100S03592	2018-1454142-L	CITDV	Citibank, N.A.	33,512	2/1/2018	1/30/2019	GA
Digital	Trigger	10PT	10PT00905	2018-1454157-L	SGDV	Societe Generale	27,322	2/1/2018	1/31/2019	GA
Call Spread	Secure	100C	100C03706	2018-1454153-L	CITDV	Citibank, N.A.	368,505	2/2/2018	2/1/2019	GA
Asian	Spread 1	100S	100S03593	2018-1454156-L	CITDV	Citibank, N.A.	73,952	2/2/2018	1/31/2019	GA
Call	Secure Par	100P	100P00791	2018-1454155-L	CITDV	Citibank, N.A.	56,209	2/2/2018	1/25/2019	GA
Digital	Trigger	10PT	10PT00906	2018-1454167-L	NATDV	NATIXIS SA	37,401	2/2/2018	2/1/2019	GA
Cliquet	MCI	100M	100M02387	2018-1447460-L	MSIDV	Morgan Stanley & Co International, PLC	64,278	1/31/2018	1/31/2019	GA
Cliquet	MCI	100M	100M02388	2018-1454136-L	UBSDV	UBS AG	55,788	2/1/2018	1/31/2019	GA
Cliquet	MCI	100M	100M02389	2018-1454164-L	MSIDV	Morgan Stanley & Co International, PLC	76,202	2/2/2018	1/31/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01176	2018-4488-S	CITDV	Citibank, N.A.	38,600	2/1/2018	2/1/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00338	2018-1454143-L	DBDV	Deutsche Bank AG	21,661	2/2/2018	1/31/2019	GA
Cliquet	MCI	100M	100M02390	2018-1457547-L	DBDV	Deutsche Bank AG	48,775	2/5/2018	2/1/2019	GA
Basket	Envoy Cap	10EC	10EC02251	2018-1457548-L	CITDV	Citibank, N.A.	28,872	2/5/2018	2/1/2019	GA
Call Spread	Secure	100C	100C03707	2018-1457552-L	WCHDV	Wells Fargo Bank, N. A.	214,276	2/5/2018	2/1/2019	GA
Asian	Spread 1	100S	100S03594	2018-1457554-L	WCHDV	Wells Fargo Bank, N. A.	37,596	2/5/2018	1/30/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-1	2018-1457557-L	CITDV	Citibank, N.A.	3,615	2/5/2018	1/30/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-2	2018-1457558-L	CITDV	Citibank, N.A.	3,632	2/5/2018	1/30/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-5	2018-1457561-L	CITDV	Citibank, N.A.	2,983	2/5/2018	1/30/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-6	2018-1457562-L	CITDV	Citibank, N.A.	2,759	2/5/2018	1/30/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-7	2018-1457563-L	CITDV	Citibank, N.A.	17,578	2/5/2018	1/30/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-3	2018-1457559-L	CITDV	Citibank, N.A.	3,444	2/5/2018	1/29/2021	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00106-4	2018-1457560-L	CITDV	Citibank, N.A.	3,215	2/5/2018	1/28/2022	GA
Call Spread	Secure	100C	100C03708	2018-1460911-L	WCHDV	Wells Fargo Bank, N. A.	924,944	2/6/2018	2/4/2019	GA
Asian	Spread 1	100S	100S03595	2018-1460913-L	WCHDV	Wells Fargo Bank, N. A.	113,800	2/6/2018	2/3/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01177	2018-4516-S	CITDV	Citibank, N.A.	26,100	2/5/2018	1/30/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01178	2018-4538-S	CITDV	Citibank, N.A.	66,700	2/6/2018	2/1/2019	GA
Cliquet	MCI	100M	100M02391	2018-1460906-L	GSIDV	Goldman Sachs International	148,027	2/6/2018	2/3/2019	GA
Digital	Trigger	10PT	10PT00907	2018-1460907-L	GSIDV	Goldman Sachs International	80,642	2/6/2018	2/4/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-1	2018-1460914-L	JPMDV	JPMORGAN CHASE BANK, N.A.	19,196	2/6/2018	2/1/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-3	2018-1460916-L	JPMDV	JPMORGAN CHASE BANK, N.A.	16,487	2/6/2018	2/1/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-4	2018-1460917-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,170	2/6/2018	2/1/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-5	2018-1460918-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,936	2/6/2018	2/1/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-6	2018-1460919-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,849	2/6/2018	2/1/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-2	2018-1460915-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,856	2/6/2018	1/31/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00040-7	2018-1460920-L	JPMDV	JPMORGAN CHASE BANK, N.A.	84,793	2/6/2018	1/31/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-1	2018-1460928-L	CITDV	Citibank, N.A.	10,119	2/6/2018	2/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-2	2018-1460929-L	CITDV	Citibank, N.A.	9,471	2/6/2018	2/5/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-3	2018-1460930-L	CITDV	Citibank, N.A.	8,722	2/6/2018	2/5/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-6	2018-1460933-L	CITDV	Citibank, N.A.	6,740	2/6/2018	2/5/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-7	2018-1460934-L	CITDV	Citibank, N.A.	42,508	2/6/2018	2/5/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-4	2018-1460931-L	CITDV	Citibank, N.A.	8,009	2/6/2018	2/4/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00107-5	2018-1460932-L	CITDV	Citibank, N.A.	7,350	2/6/2018	2/3/2023	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00339	2018-1460905-L	DBDV	Deutsche Bank AG	28,036	2/6/2018	2/3/2019	GA
Digital	Trigger	10PT	10PT00908	2018-1464312-L	CSBDV	Credit Suisse International	30,014	2/7/2018	2/4/2019	GA
Call Spread	Secure	100C	100C03709	2018-1464308-L	NATDV	NATIXIS SA	227,716	2/7/2018	2/6/2019	GA
Asian	Spread 1	100S	100S03596	2018-1464310-L	NATDV	NATIXIS SA	100,465	2/7/2018	2/5/2019	GA
Cliquet	MCI	100M	100M02392	2018-1464313-L	MSIDV	Morgan Stanley & Co International, PLC	54,807	2/7/2018	2/6/2019	GA
Basket	Envoy Cap	10EC	10EC02252	2018-1464322-L	CITDV	Citibank, N.A.	20,338	2/7/2018	2/4/2019	GA
Cliquet	MCI	100M	100M02367	2018-6726-L	GSIDV	Goldman Sachs International	72,007	1/2/2018	2/26/2018	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00340	2018-1464299-L	DBDV	Deutsche Bank AG	35,686	2/7/2018	2/6/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01179	2018-4539-S	CITDV	Citibank, N.A.	44,500	2/8/2018	2/7/2019	GA
Cliquet	MCI	100M	100M02393	2018-1467713-L	CSBDV	Credit Suisse International	53,891	2/8/2018	2/6/2019	GA
Call Spread	Secure	100C	100C03710	2018-1467692-L	BOADV	Bank of America, N.A.	318,762	2/8/2018	2/7/2019	GA
Asian	Spread 1	100S	100S03597	2018-1467694-L	BOADV	Bank of America, N.A.	34,549	2/8/2018	2/7/2019	GA
Digital	Trigger	10PT	10PT00909	2018-1467714-L	NATDV	NATIXIS SA	20,777	2/8/2018	2/8/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-1	2018-1467715-L	CITDV	Citibank, N.A.	4,178	2/8/2018	2/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-2	2018-1467716-L	CITDV	Citibank, N.A.	3,720	2/8/2018	2/5/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-3	2018-1467717-L	CITDV	Citibank, N.A.	3,351	2/8/2018	2/5/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-6	2018-1467720-L	CITDV	Citibank, N.A.	2,514	2/8/2018	2/5/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-7	2018-1467721-L	CITDV	Citibank, N.A.	15,768	2/8/2018	2/5/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-4	2018-1467718-L	CITDV	Citibank, N.A.	3,037	2/8/2018	2/4/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00108-5	2018-1467719-L	CITDV	Citibank, N.A.	2,761	2/8/2018	2/3/2023	GA
Call Spread	Secure	100C	100C03711	2018-1471088-L	RBCDV	Royal Bank of Canada	272,226	2/9/2018	2/8/2019	GA
Asian	Spread 1	100S	100S03598	2018-1471090-L	RBCDV	Royal Bank of Canada	167,863	2/9/2018	2/6/2019	GA
Digital	Trigger	10PT	10PT00910	2018-1471092-L	GSIDV	Goldman Sachs International	18,330	2/9/2018	2/8/2019	GA
Cliquet	MCI	100M	100M02394	2018-1471091-L	DBDV	Deutsche Bank AG	86,974	2/9/2018	2/8/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00341	2018-1471072-L	DBDV	Deutsche Bank AG	25,915	2/9/2018	2/8/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01180	2018-4559-S	CITDV	Citibank, N.A.	27,800	2/12/2018	2/7/2019	GA
Cliquet	MCI	100M	100M02395	2018-1474451-L	GSIDV	Goldman Sachs International	61,060	2/12/2018	2/8/2019	GA
Asian	Spread 1	100S	100S03599	2018-1474456-L	BARDV	Barclays Bank, PLC	331,260	2/12/2018	2/8/2019	GA
Call Spread	Secure	100C	100C03712	2018-1474454-L	BARDV	Barclays Bank, PLC	355,269	2/12/2018	2/8/2019	GA
Call Spread	Secure	100C	100C03713	2018-1477836-L	CITDV	Citibank, N.A.	1,134,933	2/13/2018	2/11/2019	GA
Asian	Spread 1	100S	100S03600	2018-1477839-L	CITDV	Citibank, N.A.	368,123	2/13/2018	2/11/2019	GA
Call	Secure Par	100P	100P00792	2018-1477838-L	CITDV	Citibank, N.A.	60,545	2/13/2018	2/6/2019	GA
Digital	Trigger	10PT	10PT00911	2018-1477863-L	NATDV	NATIXIS SA	95,183	2/13/2018	2/12/2019	GA
Cliquet	MCI	100M	100M02396	2018-1477866-L	MSIDV	Morgan Stanley & Co International, PLC	163,581	2/13/2018	2/10/2019	GA
Basket	Envoy Cap	10EC	10EC02253	2018-1477870-L	GSIDV	Goldman Sachs International	55,555	2/13/2018	2/14/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00342	2018-1477840-L	DBDV	Deutsche Bank AG	48,294	2/13/2018	2/10/2019	GA
Call Spread	Secure	100C	100C03714	2018-1481258-L	CITDV	Citibank, N.A.	284,725	2/14/2018	2/12/2019	GA
Asian	Spread 1	100S	100S03601	2018-1481260-L	CITDV	Citibank, N.A.	112,588	2/14/2018	2/12/2019	GA
Digital	Trigger	10PT	10PT00912	2018-1481266-L	CSBDV	Credit Suisse International	26,173	2/14/2018	2/13/2019	GA
Cliquet	MCI	100M	100M02397	2018-1481267-L	GSIDV	Goldman Sachs International	82,193	2/14/2018	2/10/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00343	2018-1481257-L	DBDV	Deutsche Bank AG	27,824	2/14/2018	2/7/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-2	2018-1484700-L	CITDV	Citibank, N.A.	2,437	2/15/2018	2/3/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-3	2018-1484701-L	CITDV	Citibank, N.A.	2,282	2/15/2018	2/3/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-4	2018-1484702-L	CITDV	Citibank, N.A.	2,115	2/15/2018	2/3/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-5	2018-1484703-L	CITDV	Citibank, N.A.	1,952	2/15/2018	2/3/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-7	2018-1484705-L	CITDV	Citibank, N.A.	11,397	2/15/2018	2/3/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-1	2018-1484699-L	CITDV	Citibank, N.A.	2,492	2/15/2018	2/1/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00109-6	2018-1484704-L	CITDV	Citibank, N.A.	1,799	2/15/2018	2/2/2024	GA
Call Spread	Secure	100C	100C03715	2018-1484905-L	NATDV	NATIXIS SA	271,653	2/15/2018	2/15/2019	GA
Asian	Spread 1	100S	100S03602	2018-1484907-L	NATDV	NATIXIS SA	66,902	2/15/2018	2/12/2019	GA
Digital	Trigger	10PT	10PT00913	2018-1484914-L	CSBDV	Credit Suisse International	29,347	2/15/2018	2/14/2019	GA
Cliquet	MCI	100M	100M02398	2018-1484908-L	MSIDV	Morgan Stanley & Co International, PLC	57,701	2/15/2018	2/14/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01181	2018-4561-S	GSIDV	Goldman Sachs International	43,500	2/13/2018	2/11/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01182	2018-4573-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	28,500	2/14/2018	2/15/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-1	2018-1488513-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,498	2/16/2018	2/6/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-2	2018-1488514-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,219	2/16/2018	2/6/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-5	2018-1488517-L	JPMDV	JPMORGAN CHASE BANK, N.A.	6,715	2/16/2018	2/6/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-7	2018-1488519-L	JPMDV	JPMORGAN CHASE BANK, N.A.	41,221	2/16/2018	2/6/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-3	2018-1488515-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,247	2/16/2018	2/5/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-4	2018-1488516-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,431	2/16/2018	2/4/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00041-6	2018-1488518-L	JPMDV	JPMORGAN CHASE BANK, N.A.	6,104	2/16/2018	2/6/2024	GA
Call Spread	Secure	100C	100C03716	2018-1488520-L	SGDV	Societe Generale	162,534	2/16/2018	2/18/2019	GA
Asian	Spread 1	100S	100S03603	2018-1488522-L	SGDV	Societe Generale	77,003	2/16/2018	2/12/2019	GA
Cliquet	MCI	100M	100M02399	2018-1488523-L	UBSDV	UBS AG	35,119	2/16/2018	2/15/2019	GA
Call Spread	Secure	100C	100C03717	2018-1491606-L	BARDV	Barclays Bank, PLC	391,983	2/20/2018	2/15/2019	GA
Asian	Spread 1	100S	100S03604	2018-1491610-L	BARDV	Barclays Bank, PLC	159,527	2/20/2018	2/13/2019	GA
Digital	Trigger	10PT	10PT00914	2018-1491604-L	CSBDV	Credit Suisse International	50,232	2/20/2018	2/14/2019	GA
Cliquet	MCI	100M	100M02400	2018-1491603-L	DBDV	Deutsche Bank AG	78,325	2/20/2018	2/16/2019	GA
Basket	Envoy Cap	10EC	10EC02254	2018-1491616-L	NATDV	NATIXIS SA	37,160	2/20/2018	2/8/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01183	2018-4598-S	CITDV	Citibank, N.A.	55,400	2/20/2018	2/8/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00344	2018-1491589-L	DBDV	Deutsche Bank AG	44,117	2/20/2018	2/16/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-1	2018-1491625-L	CITDV	Citibank, N.A.	4,470	2/20/2018	2/13/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-2	2018-1491626-L	CITDV	Citibank, N.A.	3,909	2/20/2018	2/13/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-5	2018-1491629-L	CITDV	Citibank, N.A.	2,849	2/20/2018	2/13/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-6	2018-1491630-L	CITDV	Citibank, N.A.	2,588	2/20/2018	2/13/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-7	2018-1491631-L	CITDV	Citibank, N.A.	16,207	2/20/2018	2/13/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-3	2018-1491627-L	CITDV	Citibank, N.A.	3,491	2/20/2018	2/12/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00110-4	2018-1491628-L	CITDV	Citibank, N.A.	3,146	2/20/2018	2/11/2022	GA
Swaption	Interest Rate Benchmark	10RC	10RC01184	2018-4600-S	CITDV	Citibank, N.A.	71,000	2/21/2018	2/15/2019	GA
Call Spread	Secure	100C	100C03718	2018-1496451-L	SGDV	Societe Generale	1,152,272	2/21/2018	2/18/2019	GA
Asian	Spread 1	100S	100S03605	2018-1496453-L	SGDV	Societe Generale	355,193	2/21/2018	2/17/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian Call Spread	Regency	110R	110R01102	2018-1496454-L	SGDV	Societe Generale	34,190	2/21/2018	2/7/2019	GA
Digital	Trigger	10PT	10PT00915	2018-1496470-L	NATDV	NATIXIS SA	98,380	2/21/2018	2/15/2019	GA
Cliquet	MCI	100M	100M02401	2018-1496469-L	DBDV	Deutsche Bank AG	231,334	2/21/2018	2/18/2019	GA
Basket	Envoy Cap	10EC	10EC02255	2018-1496472-L	GSIDV	Goldman Sachs International	45,221	2/21/2018	2/15/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00345	2018-1496457-L	DBDV	Deutsche Bank AG	32,905	2/21/2018	2/17/2019	GA
Call Spread	Secure	100C	100C03719	2018-1499631-L	GSIDV	Goldman Sachs International	396,017	2/22/2018	2/21/2019	GA
Asian	Spread 1	100S	100S03606	2018-1499633-L	GSIDV	Goldman Sachs International	66,001	2/22/2018	2/22/2019	GA
Cliquet	MCI	100M	100M02402	2018-1499625-L	CSBDV	Credit Suisse International	66,052	2/22/2018	2/24/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00346	2018-1499626-L	DBDV	Deutsche Bank AG	19,673	2/22/2018	2/21/2019	GA
Call Spread	Secure	100C	100C03720	2018-1502939-L	GSIDV	Goldman Sachs International	494,038	2/23/2018	2/20/2019	GA
Asian	Spread 1	100S	100S03607	2018-1502945-L	GSIDV	Goldman Sachs International	102,887	2/23/2018	2/22/2019	GA
Call	Secure Par	100P	100P00793	2018-1502944-L	GSIDV	Goldman Sachs International	68,580	2/23/2018	2/20/2019	GA
Digital	Trigger	10PT	10PT00916	2018-1502949-L	CSBDV	Credit Suisse International	54,747	2/23/2018	2/22/2019	GA
Cliquet	MCI	100M	100M02403	2018-1502948-L	MSIDV	Morgan Stanley & Co International, PLC	87,623	2/23/2018	2/21/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-3	2018-1502952-L	CITDV	Citibank, N.A.	3,539	2/23/2018	2/17/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-5	2018-1502954-L	CITDV	Citibank, N.A.	2,854	2/23/2018	2/17/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-1	2018-1502950-L	CITDV	Citibank, N.A.	4,704	2/23/2018	2/15/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-2	2018-1502951-L	CITDV	Citibank, N.A.	4,013	2/23/2018	2/14/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-6	2018-1502955-L	CITDV	Citibank, N.A.	2,584	2/23/2018	2/16/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-7	2018-1502956-L	CITDV	Citibank, N.A.	16,145	2/23/2018	2/14/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00111-4	2018-1502953-L	CITDV	Citibank, N.A.	3,166	2/23/2018	2/17/2022	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00347	2018-1502934-L	DBDV	Deutsche Bank AG	28,910	2/23/2018	2/22/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01185	2018-4601-S	GSIDV	Goldman Sachs International	30,600	2/23/2018	3/7/2019	GA
Digital	Trigger	10PT	10PT00917	2018-1506054-L	CSBDV	Credit Suisse International	23,433	2/26/2018	2/21/2019	GA
Call Spread	Secure	100C	100C03721	2018-1506085-L	WCHDV	Wells Fargo Bank, N. A.	369,786	2/26/2018	2/22/2019	GA
Asian	Spread 1	100S	100S03608	2018-1506068-L	WCHDV	Wells Fargo Bank, N. A.	130,227	2/26/2018	2/19/2019	GA
Cliquet	MCI	100M	100M02404	2018-1506053-L	GSIDV	Goldman Sachs International	71,876	2/26/2018	2/21/2019	GA
Basket	Envoy Cap	10EC	10EC02256	2018-1506087-L	BARDV	Barclays Bank, PLC	20,584	2/26/2018	2/22/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00348	2018-1506040-L	DBDV	Deutsche Bank AG	22,624	2/26/2018	2/19/2019	GA
Call Spread	Secure	100C	100C03722	2018-1509237-L	WCHDV	Wells Fargo Bank, N. A.	1,074,763	2/27/2018	2/25/2019	GA
Asian	Spread 1	100S	100S03609	2018-1509239-L	WCHDV	Wells Fargo Bank, N. A.	315,579	2/27/2018	2/24/2019	GA
Digital	Trigger	10PT	10PT00918	2018-1509255-L	CSBDV	Credit Suisse International	68,696	2/27/2018	2/25/2019	GA
Cliquet	MCI	100M	100M02405	2018-1509256-L	MSIDV	Morgan Stanley & Co International, PLC	173,860	2/27/2018	2/25/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Basket	Envoy Cap	10EC	10EC02257	2018-1509281-L	NATDV	NATIXIS SA	32,084	2/27/2018	2/25/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-3	2018-1509268-L	CITDV	Citibank, N.A.	4,324	2/27/2018	2/23/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-4	2018-1509269-L	CITDV	Citibank, N.A.	3,891	2/27/2018	2/23/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-5	2018-1509270-L	CITDV	Citibank, N.A.	3,520	2/27/2018	2/23/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-6	2018-1509271-L	CITDV	Citibank, N.A.	3,196	2/27/2018	2/23/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-1	2018-1509266-L	CITDV	Citibank, N.A.	5,583	2/27/2018	2/22/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-2	2018-1509267-L	CITDV	Citibank, N.A.	4,857	2/27/2018	2/21/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00112-7	2018-1509272-L	CITDV	Citibank, N.A.	20,042	2/27/2018	2/21/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-3	2018-1509276-L	JPMDV	JPMORGAN CHASE BANK, N.A.	19,013	2/27/2018	2/23/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-4	2018-1509277-L	JPMDV	JPMORGAN CHASE BANK, N.A.	17,096	2/27/2018	2/23/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-5	2018-1509278-L	JPMDV	JPMORGAN CHASE BANK, N.A.	15,436	2/27/2018	2/23/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-6	2018-1509279-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,012	2/27/2018	2/23/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-1	2018-1509274-L	JPMDV	JPMORGAN CHASE BANK, N.A.	24,572	2/27/2018	2/22/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-2	2018-1509275-L	JPMDV	JPMORGAN CHASE BANK, N.A.	21,396	2/27/2018	2/21/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00042-7	2018-1509280-L	JPMDV	JPMORGAN CHASE BANK, N.A.	95,166	2/27/2018	2/21/2025	GA
Swaption	Interest Rate Benchmark	10RC	10RC01186	2018-4616-S	CITDV	Citibank, N.A.	99,750	2/27/2018	2/22/2019	GA
Call Spread	Secure	100C	100C03723	2018-1512405-L	BARDV	Barclays Bank, PLC	326,732	2/28/2018	2/27/2019	GA
Asian	Spread 1	100S	100S03610	2018-1512407-L	BARDV	Barclays Bank, PLC	56,943	2/28/2018	2/26/2019	GA
Digital	Trigger	10PT	10PT00919	2018-1512413-L	GSIDV	Goldman Sachs International	25,162	2/28/2018	2/28/2019	GA
Cliquet	MCI	100M	100M02406	2018-1512414-L	GSIDV	Goldman Sachs International	69,233	2/28/2018	2/27/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00349	2018-1509254-L	DBDV	Deutsche Bank AG	49,183	2/27/2018	2/25/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00350	2018-1512408-L	DBDV	Deutsche Bank AG	30,656	2/28/2018	2/25/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01187	2018-4617-S	WCHDV	Wells Fargo Bank, N. A.	26,960	2/28/2018	2/26/2019	GA
Call Spread	Secure	100C	100C03724	2018-1518832-L	GSIDV	Goldman Sachs International	250,015	3/1/2018	2/28/2019	GA
Asian	Spread 1	100S	100S03611	2018-1518835-L	GSIDV	Goldman Sachs International	39,114	3/1/2018	2/26/2019	GA
Cliquet	MCI	100M	100M02407	2018-1518831-L	GSIDV	Goldman Sachs International	40,167	3/1/2018	2/28/2019	GA
Digital	Trigger	10PT	10PT00920	2018-1518842-L	CSBDV	Credit Suisse International	25,723	3/1/2018	2/27/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-1	2018-1518844-L	CITDV	Citibank, N.A.	4,829	3/1/2018	2/22/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-3	2018-1518846-L	CITDV	Citibank, N.A.	3,838	3/1/2018	2/22/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-4	2018-1518847-L	CITDV	Citibank, N.A.	3,470	3/1/2018	2/22/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-5	2018-1518848-L	CITDV	Citibank, N.A.	3,152	3/1/2018	2/22/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-6	2018-1518849-L	CITDV	Citibank, N.A.	2,870	3/1/2018	2/22/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-2	2018-1518845-L	CITDV	Citibank, N.A.	4,275	3/1/2018	2/21/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00113-7	2018-1518850-L	CITDV	Citibank, N.A.	18,006	3/1/2018	2/21/2025	GA
Call Spread	Secure	100C	100C03725	2018-1518852-L	WCHDV	Wells Fargo Bank, N. A.	521,230	3/2/2018	3/1/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Spread 1	100S	100S03612	2018-1518854-L	WCHDV	Wells Fargo Bank, N. A.	109,199	3/2/2018	2/28/2019	GA
Digital	Trigger	10PT	10PT00921	2018-1518884-L	CSBDV	Credit Suisse International	31,152	3/2/2018	3/1/2019	GA
Cliquet	MCI	100M	100M02408	2018-1518885-L	MSIDV	Morgan Stanley & Co International, PLC	81,271	3/2/2018	3/1/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00351	2018-1518870-L	DBDV	Deutsche Bank AG	45,244	3/2/2018	3/1/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01188	2018-4638-S	GSIDV	Goldman Sachs International	40,760	3/2/2018	2/28/2019	GA
Call Spread	Secure	100C	100C03726	2018-1522023-L	CITDV	Citibank, N.A.	376,312	3/5/2018	3/1/2019	GA
Asian	Spread 1	100S	100S03613	2018-1522026-L	CITDV	Citibank, N.A.	152,425	3/5/2018	2/27/2019	GA
Call	Secure Par	100P	100P00794	2018-1522025-L	CITDV	Citibank, N.A.	67,708	3/5/2018	2/21/2019	GA
Cliquet	MCI	100M	100M02409	2018-1522021-L	MSIDV	Morgan Stanley & Co International, PLC	49,855	3/5/2018	3/3/2019	GA
Basket	Envoy Cap	10EC	10EC02258	2018-1522031-L	BARDV	Barclays Bank, PLC	23,354	3/5/2018	3/1/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01189	2018-4656-S	GSIDV	Goldman Sachs International	61,800	3/6/2018	3/1/2019	GA
Call Spread	Secure	100C	100C03727	2018-1525156-L	BOADV	Bank of America, N.A.	1,162,241	3/6/2018	3/4/2019	GA
Asian	Spread 1	100S	100S03614	2018-1525158-L	BOADV	Bank of America, N.A.	170,236	3/6/2018	3/3/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-1	2018-1525161-L	CITDV	Citibank, N.A.	6,443	3/6/2018	3/1/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-3	2018-1525163-L	CITDV	Citibank, N.A.	4,896	3/6/2018	3/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-4	2018-1525164-L	CITDV	Citibank, N.A.	4,389	3/6/2018	3/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-5	2018-1525165-L	CITDV	Citibank, N.A.	3,961	3/6/2018	3/1/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-2	2018-1525162-L	CITDV	Citibank, N.A.	5,533	3/6/2018	2/28/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-7	2018-1525167-L	CITDV	Citibank, N.A.	22,488	3/6/2018	2/28/2025	GA
Digital	Trigger	10PT	10PT00922	2018-1525168-L	SGDV	Societe Generale	123,283	3/6/2018	3/4/2019	GA
Cliquet	MCI	100M	100M02410	2018-1525169-L	UBSDV	UBS AG	188,074	3/6/2018	3/4/2019	GA
Basket	Envoy Cap	10EC	10EC02259	2018-1525184-L	CITDV	Citibank, N.A.	28,415	3/6/2018	3/4/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00352	2018-1525155-L	DBDV	Deutsche Bank AG	42,017	3/6/2018	2/27/2019	GA
Cliquet	MCI	100M	100M02411	2018-1528307-L	GSIDV	Goldman Sachs International	54,308	3/7/2018	3/5/2019	GA
Call Spread	Secure	100C	100C03728	2018-1528308-L	BOADV	Bank of America, N.A.	294,537	3/7/2018	3/8/2019	GA
Asian	Spread 1	100S	100S03615	2018-1528310-L	BOADV	Bank of America, N.A.	33,177	3/7/2018	3/5/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00353	2018-1528306-L	DBDV	Deutsche Bank AG	31,139	3/7/2018	3/6/2019	GA
Call Spread	Secure	100C	100C03729	2018-1531447-L	SGDV	Societe Generale	540,493	3/8/2018	3/7/2019	GA
Asian	Spread 1	100S	100S03616	2018-1531449-L	SGDV	Societe Generale	82,212	3/8/2018	3/5/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01190	2018-4658-S	GSIDV	Goldman Sachs International	35,000	3/8/2018	3/7/2019	GA
Cliquet	MCI	100M	100M02412	2018-1531463-L	MSIDV	Morgan Stanley & Co International, PLC	57,651	3/8/2018	3/6/2019	GA
Digital	Trigger	10PT	10PT00923	2018-1531464-L	CSBDV	Credit Suisse International	72,325	3/8/2018	3/7/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-1	2018-1531467-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,205	3/8/2018	3/1/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-3	2018-1531469-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,348	3/8/2018	3/1/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-4	2018-1531470-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,333	3/8/2018	3/1/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-5	2018-1531471-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,446	3/8/2018	3/1/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-2	2018-1531468-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,563	3/8/2018	2/28/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-7	2018-1531473-L	JPMDV	JPMORGAN CHASE BANK, N.A.	52,344	3/8/2018	2/28/2025	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00354	2018-1531455-L	DBDV	Deutsche Bank AG	31,952	3/8/2018	3/4/2019	GA
Call Spread	Secure	100C	100C03730	2018-1534626-L	SGDV	Societe Generale	423,621	3/9/2018	3/7/2019	GA
Asian	Spread 1	100S	100S03617	2018-1534628-L	SGDV	Societe Generale	76,251	3/9/2018	3/8/2019	GA
Cliquet	MCI	100M	100M02413	2018-1534629-L	GSIDV	Goldman Sachs International	47,579	3/9/2018	3/8/2019	GA
Basket	Envoy Cap	10EC	10EC02260	2018-1534635-L	CITDV	Citibank, N.A.	22,477	3/9/2018	3/7/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00355	2018-1534630-L	DBDV	Deutsche Bank AG	16,742	3/9/2018	3/6/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01191	2018-4675-S	GSIDV	Goldman Sachs International	23,700	3/12/2018	3/7/2019	GA
Cliquet	MCI	100M	100M02414	2018-1537844-L	BOADV	Bank of America, N.A.	63,844	3/12/2018	3/8/2019	GA
Digital	Trigger	10PT	10PT00924	2018-1537847-L	CSBDV	Credit Suisse International	33,080	3/12/2018	3/3/2019	GA
Call Spread	Secure	100C	100C03731	2018-1537848-L	SGDV	Societe Generale	308,554	3/12/2018	3/8/2019	GA
Asian	Spread 1	100S	100S03618	2018-1537850-L	SGDV	Societe Generale	48,979	3/12/2018	3/9/2019	GA
Asian Call Spread	Advantage 3	310A	310A00069	2018-1537853-L	SGDV	Societe Generale	63,234	3/12/2018	4/9/2020	GA
Swaption	Interest Rate Benchmark	10RC	10RC01192	2018-4676-S	GSIDV	Goldman Sachs International	69,800	3/13/2018	3/8/2019	GA
Digital	Trigger	10PT	10PT00925	2018-1541035-L	SGDV	Societe Generale	101,457	3/13/2018	3/10/2019	GA
Call Spread	Secure	100C	100C03732	2018-1541026-L	WCHDV	Wells Fargo Bank, N. A.	1,031,940	3/13/2018	3/11/2019	GA
Asian	Spread 1	100S	100S03619	2018-1541029-L	WCHDV	Wells Fargo Bank, N. A.	92,877	3/13/2018	3/11/2019	GA
Call	Secure Par	100P	100P00795	2018-1541028-L	WCHDV	Wells Fargo Bank, N. A.	86,256	3/13/2018	3/7/2019	GA
Cliquet	MCI	100M	100M02415	2018-1541055-L	GSIDV	Goldman Sachs International	228,789	3/13/2018	3/12/2019	GA
Basket	Envoy Cap	10EC	10EC02261	2018-1541056-L	BARDV	Barclays Bank, PLC	59,707	3/13/2018	3/10/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-1	2018-1541060-L	CITDV	Citibank, N.A.	6,255	3/13/2018	3/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-2	2018-1541061-L	CITDV	Citibank, N.A.	5,315	3/13/2018	3/4/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-3	2018-1541062-L	CITDV	Citibank, N.A.	4,681	3/13/2018	3/5/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-6	2018-1541065-L	CITDV	Citibank, N.A.	3,413	3/13/2018	3/4/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-7	2018-1541066-L	CITDV	Citibank, N.A.	21,363	3/13/2018	3/5/2025	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00356	2018-1541011-L	DBDV	Deutsche Bank AG	43,721	3/13/2018	3/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-4	2018-1541063-L	CITDV	Citibank, N.A.	4,186	3/13/2018	3/4/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00115-5	2018-1541064-L	CITDV	Citibank, N.A.	3,772	3/13/2018	3/3/2023	GA
Cliquet	MCI	100M	100M02416	2018-1544156-L	MSIDV	Morgan Stanley & Co International, PLC	57,605	3/14/2018	3/10/2019	GA
Digital	Trigger	10PT	10PT00926	2018-1544158-L	GSIDV	Goldman Sachs International	20,220	3/14/2018	3/13/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03733	2018-1544160-L	CITDV	Citibank, N.A.	281,959	3/14/2018	3/12/2019	GA
Asian	Spread 1	100S	100S03620	2018-1544162-L	CITDV	Citibank, N.A.	30,246	3/14/2018	3/13/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00357	2018-1544143-L	DBDV	Deutsche Bank AG	22,279	3/14/2018	3/13/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01193	2018-4677-S	GSIDV	Goldman Sachs International	36,100	3/15/2018	3/13/2019	GA
Digital	Trigger	10PT	10PT00927	2018-1547253-L	CSBDV	Credit Suisse International	36,470	3/15/2018	3/13/2019	GA
Call Spread	Secure	100C	100C03734	2018-1547250-L	CITDV	Citibank, N.A.	470,367	3/15/2018	3/14/2019	GA
Asian	Spread 1	100S	100S03621	2018-1547252-L	CITDV	Citibank, N.A.	78,688	3/15/2018	3/13/2019	GA
Cliquet	MCI	100M	100M02417	2018-1547257-L	MSIDV	Morgan Stanley & Co International, PLC	66,793	3/15/2018	3/14/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00358	2018-1547243-L	DBDV	Deutsche Bank AG	20,560	3/15/2018	3/11/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-1	2018-1547260-L	CITDV	Citibank, N.A.	3,759	3/15/2018	3/11/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-2	2018-1547261-L	CITDV	Citibank, N.A.	3,245	3/15/2018	3/11/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-3	2018-1547262-L	CITDV	Citibank, N.A.	2,882	3/15/2018	3/11/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-4	2018-1547263-L	CITDV	Citibank, N.A.	2,589	3/15/2018	3/11/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-6	2018-1547265-L	CITDV	Citibank, N.A.	2,124	3/15/2018	3/11/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-7	2018-1547266-L	CITDV	Citibank, N.A.	13,327	3/15/2018	3/11/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00116-5	2018-1547264-L	CITDV	Citibank, N.A.	2,342	3/15/2018	3/10/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00114-6	2018-1525166-L	CITDV	Citibank, N.A.	3,589	3/6/2018	3/1/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00043-6	2018-1531472-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,684	3/8/2018	3/1/2024	GA
Call Spread	Secure	100C	100C03735	2018-1550337-L	WCHDV	Wells Fargo Bank, N. A.	295,870	3/16/2018	3/15/2019	GA
Asian	Spread 1	100S	100S03622	2018-1550339-L	WCHDV	Wells Fargo Bank, N. A.	47,016	3/16/2018	3/15/2019	GA
Cliquet	MCI	100M	100M02418	2018-1550343-L	MSIDV	Morgan Stanley & Co International, PLC	49,878	3/16/2018	3/14/2019	GA
Basket	Envoy Cap	10EC	10EC02262	2018-1550367-L	CITDV	Citibank, N.A.	25,363	3/16/2018	3/15/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-3	2018-1550348-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,089	3/16/2018	3/9/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-4	2018-1550349-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,998	3/16/2018	3/9/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-5	2018-1550350-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,055	3/16/2018	3/9/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-6	2018-1550351-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,254	3/16/2018	3/8/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-1	2018-1550346-L	JPMDV	JPMORGAN CHASE BANK, N.A.	14,183	3/16/2018	3/8/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-2	2018-1550347-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,399	3/16/2018	3/6/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00044-7	2018-1550352-L	JPMDV	JPMORGAN CHASE BANK, N.A.	56,017	3/16/2018	3/7/2025	GA
Digital	Trigger	10PT	10PT00928	2018-1553438-L	CSBDV	Credit Suisse International	30,181	3/19/2018	3/15/2019	GA
Call Spread	Secure	100C	100C03736	2018-1553439-L	WCHDV	Wells Fargo Bank, N. A.	398,675	3/19/2018	3/15/2019	GA
Asian	Spread 1	100S	100S03623	2018-1553443-L	WCHDV	Wells Fargo Bank, N. A.	31,374	3/19/2018	3/15/2019	GA
Asian Call Spread	Regency	110R	110R01103	2018-1553444-L	WCHDV	Wells Fargo Bank, N. A.	31,460	3/19/2018	3/4/2019	GA
Cliquet	MCI	100M	100M02419	2018-1553437-L	MSIDV	Morgan Stanley & Co International, PLC	70,985	3/19/2018	3/16/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00359	2018-1553436-L	DBDV	Deutsche Bank AG	17,811	3/19/2018	3/14/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01194	2018-4691-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	28,600	3/19/2018	3/15/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-2	2018-1553450-L	CITDV	Citibank, N.A.	3,292	3/19/2018	3/10/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-3	2018-1553451-L	CITDV	Citibank, N.A.	2,934	3/19/2018	3/10/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-4	2018-1553452-L	CITDV	Citibank, N.A.	2,643	3/19/2018	3/10/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-7	2018-1553455-L	CITDV	Citibank, N.A.	13,624	3/19/2018	3/10/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-1	2018-1553449-L	CITDV	Citibank, N.A.	3,786	3/19/2018	3/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-5	2018-1553453-L	CITDV	Citibank, N.A.	2,393	3/19/2018	3/10/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00117-6	2018-1553454-L	CITDV	Citibank, N.A.	2,175	3/19/2018	3/8/2024	GA
Digital	Trigger	10PT	10PT00929	2018-1556546-L	SGDV	Societe Generale	81,079	3/20/2018	3/18/2019	GA
Call Spread	Secure	100C	100C03737	2018-1556548-L	RBCDV	Royal Bank of Canada	1,030,147	3/20/2018	3/18/2019	GA
Asian	Spread 1	100S	100S03624	2018-1556550-L	RBCDV	Royal Bank of Canada	35,295	3/20/2018	3/18/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01195	2018-4692-S	GSIDV	Goldman Sachs International	44,200	3/20/2018	3/18/2019	GA
Cliquet	MCI	100M	100M02420	2018-1556547-L	MSIDV	Morgan Stanley & Co International, PLC	146,286	3/20/2018	3/18/2019	GA
Basket	Envoy Cap	10EC	10EC02263	2018-1556557-L	NATDV	NATIXIS SA	66,290	3/20/2018	3/15/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00360	2018-1556545-L	DBDV	Deutsche Bank AG	29,010	3/20/2018	3/16/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-1	2018-1559642-L	CITDV	Citibank, N.A.	3,994	3/21/2018	3/19/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-2	2018-1559643-L	CITDV	Citibank, N.A.	3,489	3/21/2018	3/19/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-3	2018-1559644-L	CITDV	Citibank, N.A.	3,114	3/21/2018	3/19/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-6	2018-1559647-L	CITDV	Citibank, N.A.	2,307	3/21/2018	3/19/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-7	2018-1559648-L	CITDV	Citibank, N.A.	14,485	3/21/2018	3/19/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-4	2018-1559645-L	CITDV	Citibank, N.A.	2,805	3/21/2018	3/18/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00118-5	2018-1559646-L	CITDV	Citibank, N.A.	2,540	3/21/2018	3/17/2023	GA
Digital	Trigger	10PT	10PT00930	2018-1559663-L	NATDV	NATIXIS SA	25,943	3/21/2018	3/20/2019	GA
Call Spread	Secure	100C	100C03738	2018-1559657-L	HSBDV	HSBC Bank USA, National Association	247,230	3/21/2018	3/19/2019	GA
Asian	Spread 1	100S	100S03625	2018-1559659-L	HSBDV	HSBC Bank USA, National Association	67,063	3/21/2018	3/18/2019	GA
Cliquet	MCI	100M	100M02421	2018-1559662-L	BOADV	Bank of America, N.A.	60,138	3/21/2018	3/19/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00361	2018-1559636-L	DBDV	Deutsche Bank AG	34,819	3/21/2018	3/24/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01196	2018-4696-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	26,200	3/22/2018	3/20/2019	GA
Call Spread	Secure	100C	100C03739	2018-1562781-L	GSIDV	Goldman Sachs International	377,369	3/22/2018	3/22/2019	GA
Asian	Spread 1	100S	100S03626	2018-1562783-L	GSIDV	Goldman Sachs International	11,691	3/22/2018	3/21/2019	GA
Digital	Trigger	10PT	10PT00931	2018-1562787-L	GSIDV	Goldman Sachs International	34,187	3/22/2018	3/20/2019	GA
Cliquet	MCI	100M	100M02422	2018-1562789-L	GSIDV	Goldman Sachs International	46,904	3/22/2018	3/21/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Basket	Envoy Cap	10EC	10EC02264	2018-1562793-L	CSBDV	Credit Suisse International	21,654	3/22/2018	3/20/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00362	2018-1562780-L	DBDV	Deutsche Bank AG	21,691	3/22/2018	3/20/2019	GA
Asian	Spread 1	100S	100S03627	2018-1565878-L	MSIDV	Morgan Stanley & Co International, PLC	9,756	3/23/2018	3/24/2019	GA
Digital	Trigger	10PT	10PT00932	2018-1565891-L	CSBDV	Credit Suisse International	23,415	3/23/2018	3/20/2019	GA
Cliquet	MCI	100M	100M02423	2018-1565888-L	MSIDV	Morgan Stanley & Co International, PLC	42,406	3/23/2018	3/21/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01197	2018-4714-S	GSIDV	Goldman Sachs International	17,200	3/26/2018	3/22/2019	GA
Call Spread	Secure	100C	100C03741	2018-1568976-L	RBCDV	Royal Bank of Canada	383,455	3/26/2018	3/22/2019	GA
Asian	Spread 1	100S	100S03628	2018-1568978-L	RBCDV	Royal Bank of Canada	26,672	3/26/2018	3/22/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-2	2018-1568986-L	CITDV	Citibank, N.A.	3,898	3/26/2018	3/23/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-3	2018-1568987-L	CITDV	Citibank, N.A.	3,472	3/26/2018	3/23/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-4	2018-1568988-L	CITDV	Citibank, N.A.	3,124	3/26/2018	3/23/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-5	2018-1568989-L	CITDV	Citibank, N.A.	2,828	3/26/2018	3/23/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-1	2018-1568985-L	CITDV	Citibank, N.A.	4,488	3/26/2018	3/22/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-6	2018-1568990-L	CITDV	Citibank, N.A.	2,569	3/26/2018	3/22/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00119-7	2018-1568991-L	CITDV	Citibank, N.A.	16,094	3/26/2018	3/21/2025	GA
Cliquet	MCI	100M	100M02424	2018-1568972-L	MSIDV	Morgan Stanley & Co International, PLC	68,486	3/26/2018	3/23/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00363	2018-1568956-L	DBDV	Deutsche Bank AG	30,655	3/26/2018	3/21/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01198	2018-4715-S	GSIDV	Goldman Sachs International	46,200	3/27/2018	3/25/2019	GA
Call Spread	Secure	100C	100C03742	2018-1572101-L	SGDV	Societe Generale	993,590	3/27/2018	3/25/2019	GA
Asian	Spread 1	100S	100S03629	2018-1572104-L	SGDV	Societe Generale	173,206	3/27/2018	3/25/2019	GA
Call	Secure Par	100P	100P00796	2018-1572103-L	SGDV	Societe Generale	72,801	3/27/2018	3/19/2019	GA
Digital	Trigger	10PT	10PT00933	2018-1572115-L	BARDV	Barclays Bank, PLC	100,587	3/27/2018	3/24/2019	GA
Cliquet	MCI	100M	100M02425	2018-1572117-L	GSIDV	Goldman Sachs International	177,160	3/27/2018	3/25/2019	GA
Basket	Envoy Cap	10EC	10EC02265	2018-1572127-L	GSIDV	Goldman Sachs International	63,990	3/27/2018	3/22/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00364	2018-1572105-L	DBDV	Deutsche Bank AG	31,850	3/27/2018	3/25/2019	GA
Digital	Trigger	10PT	10PT00934	2018-1575227-L	GSIDV	Goldman Sachs International	30,639	3/28/2018	3/22/2019	GA
Cliquet	MCI	100M	100M02426	2018-1575230-L	GSIDV	Goldman Sachs International	38,860	3/28/2018	3/27/2019	GA
Call Spread	Secure	100C	100C03743	2018-1575231-L	WCHDV	Wells Fargo Bank, N. A.	228,823	3/28/2018	3/27/2019	GA
Asian	Spread 1	100S	100S03630	2018-1575233-L	WCHDV	Wells Fargo Bank, N. A.	41,412	3/28/2018	3/23/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01199	2018-4740-S	WCHDV	Wells Fargo Bank, N. A.	30,500	3/29/2018	3/28/2019	GA
Call Spread	Secure	100C	100C03744	2018-1578355-L	SGDV	Societe Generale	625,530	3/29/2018	3/27/2019	GA
Asian	Spread 1	100S	100S03631	2018-1578357-L	SGDV	Societe Generale	66,896	3/29/2018	3/27/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00935	2018-1578363-L	HSBDV	HSBC Bank USA, National Association	54,307	3/29/2018	3/28/2019	GA
Cliquet	MCI	100M	100M02427	2018-1578364-L	GSIDV	Goldman Sachs International	56,319	3/29/2018	3/28/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-1	2018-1578369-L	CITDV	Citibank, N.A.	7,283	3/29/2018	3/27/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-2	2018-1578370-L	CITDV	Citibank, N.A.	6,235	3/29/2018	3/27/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-5	2018-1578373-L	CITDV	Citibank, N.A.	4,467	3/29/2018	3/27/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-6	2018-1578374-L	CITDV	Citibank, N.A.	4,051	3/29/2018	3/27/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-7	2018-1578375-L	CITDV	Citibank, N.A.	25,387	3/29/2018	3/27/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-3	2018-1578371-L	CITDV	Citibank, N.A.	5,518	3/29/2018	3/26/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00120-4	2018-1578372-L	CITDV	Citibank, N.A.	4,947	3/29/2018	3/25/2022	GA
Call Spread	Secure	100C	100C03745	2018-1585879-L	WCHDV	Wells Fargo Bank, N. A.	305,649	4/2/2018	3/29/2019	GA
Asian	Spread 1	100S	100S03632	2018-1585881-L	WCHDV	Wells Fargo Bank, N. A.	15,010	4/2/2018	3/29/2019	GA
Digital	Trigger	10PT	10PT00936	2018-1585886-L	NATDV	NATIXIS SA	33,314	4/2/2018	3/28/2019	GA
Cliquet	MCI	100M	100M02428	2018-1585889-L	UBSDV	UBS AG	29,913	4/2/2018	3/28/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00365	2018-1578352-L	DBDV	Deutsche Bank AG	32,093	3/29/2018	4/1/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00366	2018-1585885-L	DBDV	Deutsche Bank AG	13,100	4/2/2018	3/22/2019	GA
Call Spread	Secure	100C	100C03740	2018-1565876-L	MSIDV	Morgan Stanley & Co International, PLC	287,287	3/23/2018	3/21/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01200	2018-4761-S	GSIDV	Goldman Sachs International	71,100	4/3/2018	3/29/2019	GA
Call Spread	Secure	100C	100C03746	2018-1585971-L	NATDV	NATIXIS SA	1,320,743	4/3/2018	3/29/2019	GA
Asian	Spread 1	100S	100S03633	2018-1585973-L	NATDV	NATIXIS SA	76,332	4/3/2018	4/2/2019	GA
Digital	Trigger	10PT	10PT00937	2018-1585980-L	SGDV	Societe Generale	111,053	4/3/2018	3/29/2019	GA
Cliquet	MCI	100M	100M02429	2018-1585981-L	UBSDV	UBS AG	223,184	4/3/2018	3/31/2019	GA
Basket	Envoy Cap	10EC	10EC02266	2018-1585984-L	BARDV	Barclays Bank, PLC	55,191	4/3/2018	3/29/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00367	2018-1585970-L	DBDV	Deutsche Bank AG	44,605	4/3/2018	3/26/2019	GA
Call Spread	Secure	100C	100C03747	2018-1589116-L	NATDV	NATIXIS SA	319,775	4/4/2018	4/3/2019	GA
Asian	Spread 1	100S	100S03634	2018-1589118-L	NATDV	NATIXIS SA	83,194	4/4/2018	3/31/2019	GA
Digital	Trigger	10PT	10PT00938	2018-1589119-L	HSBDV	HSBC Bank USA, National Association	24,997	4/4/2018	4/1/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-1	2018-1589124-L	CITDV	Citibank, N.A.	3,423	4/4/2018	4/1/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-2	2018-1589125-L	CITDV	Citibank, N.A.	2,967	4/4/2018	4/1/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-3	2018-1589126-L	CITDV	Citibank, N.A.	2,640	4/4/2018	4/1/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-4	2018-1589127-L	CITDV	Citibank, N.A.	2,375	4/4/2018	4/1/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-6	2018-1589129-L	CITDV	Citibank, N.A.	1,953	4/4/2018	4/1/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-7	2018-1589130-L	CITDV	Citibank, N.A.	12,253	4/4/2018	4/1/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00121-5	2018-1589128-L	CITDV	Citibank, N.A.	2,150	4/4/2018	3/31/2023	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02430	2018-1589123-L	GSIDV	Goldman Sachs International	45,273	4/4/2018	3/30/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00368	2018-1589114-L	DBDV	Deutsche Bank AG	22,621	4/4/2018	4/1/2019	GA
Digital	Trigger	10PT	10PT00939	2018-1592295-L	GSIDV	Goldman Sachs International	45,007	4/5/2018	4/4/2019	GA
Call Spread	Secure	100C	100C03748	2018-1592289-L	GSIDV	Goldman Sachs International	506,748	4/5/2018	4/4/2019	GA
Call	Secure Par	100P	100P00797	2018-1592291-L	GSIDV	Goldman Sachs International	94,164	4/5/2018	4/1/2019	GA
Asian	Spread 1	100S	100S03635	2018-1592292-L	GSIDV	Goldman Sachs International	61,952	4/5/2018	4/4/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01201	2018-4765-S	WCHDV	Wells Fargo Bank, N. A.	29,300	4/5/2018	4/2/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-7	2018-1592303-L	JPMDV	JPMORGAN CHASE BANK, N.A.	53,473	4/5/2018	3/24/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-5	2018-1592301-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,644	4/5/2018	3/24/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-4	2018-1592300-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,545	4/5/2018	3/24/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-3	2018-1592299-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,585	4/5/2018	3/24/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-2	2018-1592298-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,862	4/5/2018	3/24/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-1	2018-1592297-L	JPMDV	JPMORGAN CHASE BANK, N.A.	13,693	4/5/2018	3/22/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00045-6	2018-1592302-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,887	4/5/2018	3/22/2024	GA
Cliquet	MCI	100M	100M02431	2018-1592296-L	BOADV	Bank of America, N.A.	78,351	4/5/2018	4/4/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00369	2018-1592287-L	DBDV	Deutsche Bank AG	30,286	4/5/2018	4/3/2019	GA
Call Spread	Secure	100C	100C03749	2018-1598676-L	BOADV	Bank of America, N.A.	298,897	4/6/2018	4/5/2019	GA
Asian	Spread 1	100S	100S03636	2018-1598678-L	BOADV	Bank of America, N.A.	34,076	4/6/2018	4/6/2019	GA
Cliquet	MCI	100M	100M02432	2018-1595548-L	BOADV	Bank of America, N.A.	70,728	4/6/2018	4/4/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01202	2018-4782-S	GSIDV	Goldman Sachs International	16,700	4/9/2018	4/5/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00370	2018-1595547-L	DBDV	Deutsche Bank AG	19,264	4/6/2018	4/4/2019	GA
Digital	Trigger	10PT	10PT00940	2018-1598701-L	HSBDV	HSBC Bank USA, National Association	30,501	4/9/2018	4/5/2019	GA
Call Spread	Secure	100C	100C03750	2018-1598697-L	BOADV	Bank of America, N.A.	320,767	4/9/2018	4/5/2019	GA
Asian	Spread 1	100S	100S03637	2018-1598699-L	BOADV	Bank of America, N.A.	32,115	4/9/2018	4/8/2019	GA
Cliquet	MCI	100M	100M02433	2018-1598700-L	UBSDV	UBS AG	36,445	4/9/2018	4/5/2019	GA
Basket	Envoy Cap	10EC	10EC02267	2018-1598707-L	BARDV	Barclays Bank, PLC	30,727	4/9/2018	4/5/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01203	2018-4783-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	30,000	4/10/2018	4/8/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-2	2018-1601874-L	CITDV	Citibank, N.A.	4,673	4/10/2018	4/6/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-3	2018-1601875-L	CITDV	Citibank, N.A.	4,151	4/10/2018	4/6/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-4	2018-1601876-L	CITDV	Citibank, N.A.	3,730	4/10/2018	4/6/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-5	2018-1601877-L	CITDV	Citibank, N.A.	3,373	4/10/2018	4/6/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-1	2018-1601873-L	CITDV	Citibank, N.A.	5,418	4/10/2018	4/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-6	2018-1601878-L	CITDV	Citibank, N.A.	3,063	4/10/2018	4/5/2024	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00122-7	2018-1601879-L	CITDV	Citibank, N.A.	19,188	4/10/2018	4/4/2025	GA
Call Spread	Secure	100C	100C03751	2018-1601870-L	BOADV	Bank of America, N.A.	1,207,769	4/10/2018	4/8/2019	GA
Asian	Spread 1	100S	100S03638	2018-1601872-L	BOADV	Bank of America, N.A.	151,062	4/10/2018	4/8/2019	GA
Digital	Trigger	10PT	10PT00941	2018-1601891-L	HSBDV	HSBC Bank USA, National Association	70,586	4/10/2018	4/8/2019	GA
Cliquet	MCI	100M	100M02434	2018-1601890-L	MSIDV	Morgan Stanley & Co International, PLC	183,344	4/10/2018	4/8/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00371	2018-1601864-L	DBDV	Deutsche Bank AG	55,893	4/10/2018	4/6/2019	GA
Digital	Trigger	10PT	10PT00942	2018-1605062-L	GSIDV	Goldman Sachs International	21,616	4/11/2018	4/9/2019	GA
Call Spread	Secure	100C	100C03752	2018-1605057-L	CSBDV	Credit Suisse International	387,485	4/11/2018	4/9/2019	GA
Asian	Spread 1	100S	100S03639	2018-1605059-L	CSBDV	Credit Suisse International	110,858	4/11/2018	4/1/2019	GA
Asian Call Spread	Regency	110R	110R01104	2018-1605060-L	CSBDV	Credit Suisse International	38,223	4/11/2018	3/30/2019	GA
Cliquet	MCI	100M	100M02435	2018-1605066-L	BOADV	Bank of America, N.A.	70,509	4/11/2018	4/10/2019	GA
Basket	Envoy Cap	10EC	10EC02268	2018-1605070-L	NATDV	NATIXIS SA	23,304	4/11/2018	4/8/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00372	2018-1605056-L	DBDV	Deutsche Bank AG	26,835	4/11/2018	4/7/2019	GA
Digital	Trigger	10PT	10PT00943	2018-1608260-L	CSBDV	Credit Suisse International	57,864	4/12/2018	4/10/2019	GA
Asian	Spread 1	100S	100S03640	2018-1608259-L	BOADV	Bank of America, N.A.	50,045	4/12/2018	4/13/2019	GA
Cliquet	MCI	100M	100M02436	2018-1608261-L	DBDV	Deutsche Bank AG	62,095	4/12/2018	4/10/2019	GA
Basket	Envoy Cap	10EC	10EC02269	2018-1608266-L	NATDV	NATIXIS SA	29,286	4/12/2018	4/11/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01204	2018-4876-S	WCHDV	Wells Fargo Bank, N. A.	23,500	4/12/2018	4/10/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00373	2018-1608252-L	DBDV	Deutsche Bank AG	46,882	4/12/2018	4/7/2019	GA
Call Spread	Secure	100C	100C03754	2018-1611547-L	HSBDV	HSBC Bank USA, National Association	341,691	4/13/2018	4/11/2019	GA
Asian	Spread 1	100S	100S03641	2018-1611549-L	HSBDV	HSBC Bank USA, National Association	36,031	4/13/2018	4/9/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-2	2018-1611565-L	CITDV	Citibank, N.A.	3,598	4/13/2018	4/6/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-3	2018-1611566-L	CITDV	Citibank, N.A.	3,206	4/13/2018	4/6/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-4	2018-1611567-L	CITDV	Citibank, N.A.	2,887	4/13/2018	4/6/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-5	2018-1611568-L	CITDV	Citibank, N.A.	2,616	4/13/2018	4/6/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-1	2018-1611564-L	CITDV	Citibank, N.A.	4,141	4/13/2018	4/5/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-6	2018-1611569-L	CITDV	Citibank, N.A.	2,378	4/13/2018	4/5/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00123-7	2018-1611570-L	CITDV	Citibank, N.A.	14,907	4/13/2018	4/4/2025	GA
Digital	Trigger	10PT	10PT00944	2018-1611571-L	CSBDV	Credit Suisse International	24,387	4/13/2018	4/10/2019	GA
Cliquet	MCI	100M	100M02437	2018-1611572-L	GSIDV	Goldman Sachs International	67,610	4/13/2018	4/10/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00374	2018-1611541-L	DBDV	Deutsche Bank AG	16,451	4/13/2018	4/12/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01205	2018-4900-S	WCHDV	Wells Fargo Bank, N. A.	19,150	4/16/2018	4/12/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Call Spread	Secure	100C	100C03755	2018-1614787-L	HSBDV	HSBC Bank USA, National Association	465,517	4/16/2018	4/12/2019	GA
Asian	Spread 1	100S	100S03642	2018-1614790-L	HSBDV	HSBC Bank USA, National Association	46,232	4/16/2018	4/13/2019	GA
Cliquet	MCI	100M	100M02438	2018-1614796-L	MSIDV	Morgan Stanley & Co International, PLC	90,954	4/16/2018	4/12/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00375	2018-1614780-L	DBDV	Deutsche Bank AG	25,108	4/16/2018	4/12/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-1	2018-1614797-L	CITDV	Citibank, N.A.	3,818	4/16/2018	4/11/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-4	2018-1614800-L	CITDV	Citibank, N.A.	2,643	4/16/2018	4/11/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-5	2018-1614801-L	CITDV	Citibank, N.A.	2,392	4/16/2018	4/11/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-6	2018-1614802-L	CITDV	Citibank, N.A.	2,173	4/16/2018	4/11/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-7	2018-1614803-L	CITDV	Citibank, N.A.	13,629	4/16/2018	4/11/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-2	2018-1614798-L	CITDV	Citibank, N.A.	3,307	4/16/2018	4/9/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00124-3	2018-1614799-L	CITDV	Citibank, N.A.	2,940	4/16/2018	4/9/2021	GA
Swaption	Interest Rate Benchmark	10RC	10RC01206	2018-4924-S	GSIDV	Goldman Sachs International	39,000	4/17/2018	4/15/2019	GA
Call Spread	Secure	100C	100C03756	2018-1618003-L	WCHDV	Wells Fargo Bank, N. A.	1,214,298	4/17/2018	4/15/2019	GA
Call	Secure Par	100P	100P00798	2018-1618005-L	WCHDV	Wells Fargo Bank, N. A.	87,736	4/17/2018	4/12/2019	GA
Asian	Spread 1	100S	100S03643	2018-1618006-L	WCHDV	Wells Fargo Bank, N. A.	114,822	4/17/2018	4/14/2019	GA
Digital	Trigger	10PT	10PT00945	2018-1618016-L	HSBDV	HSBC Bank USA, National Association	134,125	4/17/2018	4/12/2019	GA
Cliquet	MCI	100M	100M02439	2018-1618015-L	MSIDV	Morgan Stanley & Co International, PLC	187,596	4/17/2018	4/15/2019	GA
Basket	Envoy Cap	10EC	10EC02270	2018-1618020-L	GSIDV	Goldman Sachs International	56,963	4/17/2018	4/12/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-1	2018-1618022-L	CITDV	Citibank, N.A.	3,830	4/17/2018	4/16/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-2	2018-1618023-L	CITDV	Citibank, N.A.	3,289	4/17/2018	4/16/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-3	2018-1618024-L	CITDV	Citibank, N.A.	2,913	4/17/2018	4/16/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-6	2018-1618027-L	CITDV	Citibank, N.A.	2,143	4/17/2018	4/16/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-7	2018-1618028-L	CITDV	Citibank, N.A.	13,454	4/17/2018	4/16/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-4	2018-1618025-L	CITDV	Citibank, N.A.	2,615	4/17/2018	4/14/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00125-5	2018-1618026-L	CITDV	Citibank, N.A.	2,363	4/17/2018	4/14/2023	GA
Swaption	Interest Rate Benchmark	10RC	10RC01207	2018-4925-S	GSIDV	Goldman Sachs International	18,500	4/18/2018	4/12/2019	GA
Digital	Trigger	10PT	10PT00946	2018-1621240-L	HSBDV	HSBC Bank USA, National Association	28,981	4/18/2018	4/12/2019	GA
Call Spread	Secure	100C	100C03757	2018-1621237-L	NATDV	NATIXIS SA	376,300	4/18/2018	4/15/2019	GA
Asian	Spread 1	100S	100S03644	2018-1621239-L	NATDV	NATIXIS SA	91,958	4/18/2018	4/21/2019	GA
Cliquet	MCI	100M	100M02440	2018-1621247-L	DBDV	Deutsche Bank AG	61,378	4/18/2018	4/16/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00377	2018-1621248-L	DBDV	Deutsche Bank AG	64,779	4/18/2018	4/9/2019	GA
Call Spread	Secure	100C	100C03758	2018-1624436-L	WCHDV	Wells Fargo Bank, N. A.	404,778	4/19/2018	4/18/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Spread 1	100S	100S03645	2018-1624438-L	WCHDV	Wells Fargo Bank, N. A.	17,467	4/19/2018	4/23/2019	GA
Digital	Trigger	10PT	10PT00947	2018-1624439-L	HSBDV	HSBC Bank USA, National Association	45,174	4/19/2018	4/21/2019	GA
Cliquet	MCI	100M	100M02441	2018-1624445-L	BOADV	Bank of America, N.A.	63,735	4/19/2018	4/17/2019	GA
Basket	Envoy Cap	10EC	10EC02271	2018-1624450-L	CITDV	Citibank, N.A.	32,454	4/19/2018	4/17/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00378	2018-1624435-L	DBDV	Deutsche Bank AG	36,820	4/19/2018	4/4/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-1	2018-1627661-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,966	4/20/2018	4/9/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-2	2018-1627662-L	JPMDV	JPMORGAN CHASE BANK, N.A.	11,180	4/20/2018	4/9/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-3	2018-1627663-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,934	4/20/2018	4/9/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-6	2018-1627666-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,346	4/20/2018	4/9/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-7	2018-1627667-L	JPMDV	JPMORGAN CHASE BANK, N.A.	49,379	4/20/2018	4/9/2025	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-4	2018-1627664-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,886	4/20/2018	4/8/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00046-5	2018-1627665-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,056	4/20/2018	4/6/2023	GA
Call Spread	Secure	100C	100C03759	2018-1627669-L	CITDV	Citibank, N.A.	317,468	4/20/2018	4/18/2019	GA
Asian	Spread 1	100S	100S03646	2018-1627671-L	CITDV	Citibank, N.A.	21,125	4/20/2018	4/18/2019	GA
Cliquet	MCI	100M	100M02442	2018-1627668-L	BOADV	Bank of America, N.A.	61,438	4/20/2018	4/18/2019	GA
Call Spread	Secure	100C	100C03753	2018-1608257-L	BOADV	Bank of America, N.A.	531,801	4/12/2018	4/11/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00376	2018-1618002-L	DBDV	Deutsche Bank AG	21,224	4/17/2018	4/13/2019	GA
Call Spread	Secure	100C	100C03760	2018-1630877-L	CITDV	Citibank, N.A.	366,331	4/23/2018	4/8/2019	GA
Asian	Spread 1	100S	100S03647	2018-1630879-L	CITDV	Citibank, N.A.	75,760	4/23/2018	4/20/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01208	2018-4945-S	SGDV	Societe Generale	26,258	4/23/2018	4/18/2019	GA
Cliquet	MCI	100M	100M02443	2018-1630874-L	MSIDV	Morgan Stanley & Co International, PLC	51,867	4/23/2018	4/19/2019	GA
Digital	Trigger	10PT	10PT00948	2018-1630876-L	HSBDV	HSBC Bank USA, National Association	35,015	4/23/2018	4/26/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00379	2018-1630872-L	DBDV	Deutsche Bank AG	97,639	4/23/2018	4/10/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-1	2018-1630880-L	CITDV	Citibank, N.A.	6,948	4/23/2018	4/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-4	2018-1630883-L	CITDV	Citibank, N.A.	4,908	4/23/2018	4/18/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-5	2018-1630884-L	CITDV	Citibank, N.A.	4,445	4/23/2018	4/18/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-6	2018-1630885-L	CITDV	Citibank, N.A.	4,040	4/23/2018	4/18/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-2	2018-1630881-L	CITDV	Citibank, N.A.	6,093	4/23/2018	4/17/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-3	2018-1630882-L	CITDV	Citibank, N.A.	5,447	4/23/2018	4/16/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00126-7	2018-1630886-L	CITDV	Citibank, N.A.	25,340	4/23/2018	4/17/2025	GA
Call Spread	Secure	100C	100C03761	2018-1634104-L	CITDV	Citibank, N.A.	1,144,049	4/24/2018	4/19/2019	GA
Asian	Spread 1	100S	100S03648	2018-1634106-L	CITDV	Citibank, N.A.	86,407	4/24/2018	4/21/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01209	2018-4952-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	54,200	4/24/2018	4/18/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Digital	Trigger	10PT	10PT00949	2018-1634119-L	SGDV	Societe Generale	98,919	4/24/2018	4/18/2019	GA
Cliquet	MCI	100M	100M02444	2018-1634122-L	GSIDV	Goldman Sachs International	125,119	4/24/2018	4/21/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00380	2018-1634103-L	DBDV	Deutsche Bank AG	40,166	4/24/2018	4/18/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-1	2018-1634111-L	CITDV	Citibank, N.A.	4,478	4/24/2018	4/22/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-2	2018-1634112-L	CITDV	Citibank, N.A.	3,941	4/24/2018	4/22/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-3	2018-1634113-L	CITDV	Citibank, N.A.	3,528	4/24/2018	4/22/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-4	2018-1634114-L	CITDV	Citibank, N.A.	3,184	4/24/2018	4/22/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-6	2018-1634116-L	CITDV	Citibank, N.A.	2,624	4/24/2018	4/22/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-7	2018-1634117-L	CITDV	Citibank, N.A.	16,477	4/24/2018	4/22/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00127-5	2018-1634115-L	CITDV	Citibank, N.A.	2,887	4/24/2018	4/21/2023	GA
Call Spread	Secure	100C	100C03762	2018-1637421-L	SGDV	Societe Generale	293,266	4/25/2018	4/23/2019	GA
Asian	Spread 1	100S	100S03649	2018-1637423-L	SGDV	Societe Generale	70,039	4/25/2018	4/23/2019	GA
Cliquet	MCI	100M	100M02445	2018-1637420-L	GSIDV	Goldman Sachs International	58,567	4/25/2018	4/26/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01210	2018-4957-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	33,900	4/26/2018	4/18/2019	GA
Call Spread	Secure	100C	100C03763	2018-1640720-L	GSIDV	Goldman Sachs International	429,527	4/26/2018	4/24/2019	GA
Call	Secure Par	100P	100P00799	2018-1640722-L	GSIDV	Goldman Sachs International	61,354	4/26/2018	4/19/2019	GA
Asian	Spread 1	100S	100S03650	2018-1640723-L	GSIDV	Goldman Sachs International	51,435	4/26/2018	4/26/2019	GA
Digital	Trigger	10PT	10PT00950	2018-1640746-L	CSBDV	Credit Suisse International	58,662	4/26/2018	4/23/2019	GA
Cliquet	MCI	100M	100M02446	2018-1640747-L	DBDV	Deutsche Bank AG	57,723	4/26/2018	4/23/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00381	2018-1640719-L	DBDV	Deutsche Bank AG	84,138	4/26/2018	4/24/2019	GA
Cliquet	MCI	100M	100M02447	2018-1643878-L	MSIDV	Morgan Stanley & Co International, PLC	54,993	4/27/2018	4/26/2019	GA
Call Spread	Secure	100C	100C03764	2018-1643885-L	WCHDV	Wells Fargo Bank, N. A.	263,028	4/27/2018	4/26/2019	GA
Asian	Spread 1	100S	100S03651	2018-1643887-L	WCHDV	Wells Fargo Bank, N. A.	68,644	4/27/2018	4/24/2019	GA
Asian Call Spread	Regency	110R	110R01105	2018-1643888-L	WCHDV	Wells Fargo Bank, N. A.	36,594	4/27/2018	4/18/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00382	2018-1643864-L	DBDV	Deutsche Bank AG	49,515	4/27/2018	4/22/2019	GA
Call Spread	Secure	100C	100C03765	2018-1646994-L	GSIDV	Goldman Sachs International	385,559	4/30/2018	4/26/2019	GA
Asian	Spread 1	100S	100S03652	2018-1646996-L	GSIDV	Goldman Sachs International	80,600	4/30/2018	4/24/2019	GA
Cliquet	MCI	100M	100M02448	2018-1646986-L	MSIDV	Morgan Stanley & Co International, PLC	79,232	4/30/2018	4/26/2019	GA
Digital	Trigger	10PT	10PT00951	2018-1646993-L	CSBDV	Credit Suisse International	28,289	4/30/2018	4/26/2019	GA
Basket	Envoy Cap	10EC	10EC02272	2018-1634125-L	NATDV	NATIXIS SA	70,625	4/24/2018	4/18/2019	GA
Call Spread	Secure	100C	100C03769	2018-1659481-L	NATDV	NATIXIS SA	262,950	5/4/2018	5/3/2019	GA
Call Spread	Secure	100C	100C03766	2018-1653192-L	NATDV	NATIXIS SA	976,778	5/1/2018	4/29/2019	GA
Asian	Spread 1	100S	100S03653	2018-1653194-L	NATDV	NATIXIS SA	68,579	5/1/2018	4/30/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01211	2018-4978-S	CAYDV	CREDIT AGRICOLE CORPORATE & INVES	66,700	5/1/2018	4/26/2019	GA
Cliquet	MCI	100M	100M02449	2018-1653196-L	GSIDV	Goldman Sachs International	172,108	5/1/2018	4/29/2019	GA
Digital	Trigger	10PT	10PT00952	2018-1653197-L	CSBDV	Credit Suisse International	94,415	5/1/2018	4/30/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00383	2018-1653195-L	DBDV	Deutsche Bank AG	84,516	5/1/2018	4/28/2019	GA
Call Spread	Secure	100C	100C03767	2018-1653235-L	BOADV	Bank of America, N.A.	346,191	5/2/2018	5/1/2019	GA
Asian	Spread 1	100S	100S03654	2018-1653237-L	BOADV	Bank of America, N.A.	54,225	5/2/2018	5/2/2019	GA
Digital	Trigger	10PT	10PT00953	2018-1653245-L	CSBDV	Credit Suisse International	28,882	5/2/2018	5/3/2019	GA
Basket	Envoy Cap	10EC	10EC02273	2018-1653247-L	CITDV	Citibank, N.A.	58,174	5/2/2018	4/26/2019	GA
Cliquet	MCI	100M	100M02450	2018-1653244-L	DBDV	Deutsche Bank AG	74,691	5/2/2018	5/1/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00384	2018-1653243-L	DBDV	Deutsche Bank AG	28,367	5/2/2018	4/27/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-1	2018-1653198-L	CITDV	Citibank, N.A.	4,617	5/1/2018	4/25/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-4	2018-1653201-L	CITDV	Citibank, N.A.	3,204	5/1/2018	4/25/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-5	2018-1653202-L	CITDV	Citibank, N.A.	2,897	5/1/2018	4/25/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-6	2018-1653203-L	CITDV	Citibank, N.A.	2,629	5/1/2018	4/25/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-7	2018-1653204-L	CITDV	Citibank, N.A.	16,480	5/1/2018	4/25/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-2	2018-1653199-L	CITDV	Citibank, N.A.	4,007	5/1/2018	4/24/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00128-3	2018-1653200-L	CITDV	Citibank, N.A.	3,566	5/1/2018	4/23/2021	GA
Swaption	Interest Rate Benchmark	10RC	10RC01212	2018-4980-S	SGDV	Societe Generale	30,300	5/3/2018	5/1/2019	GA
Call Spread	Secure	100C	100C03768	2018-1656349-L	CITDV	Citibank, N.A.	374,110	5/3/2018	5/1/2019	GA
Asian	Spread 1	100S	100S03655	2018-1656351-L	CITDV	Citibank, N.A.	24,125	5/3/2018	5/2/2019	GA
Cliquet	MCI	100M	100M02451	2018-1656355-L	GSIDV	Goldman Sachs International	54,453	5/3/2018	5/1/2019	GA
Digital	Trigger	10PT	10PT00954	2018-1656352-L	HSBDV	HSBC Bank USA, National Association	38,555	5/3/2018	5/2/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00385	2018-1656348-L	DBDV	Deutsche Bank AG	20,261	5/3/2018	5/1/2019	GA
Cliquet	MCI	100M	100M02452	2018-1659484-L	GSIDV	Goldman Sachs International	87,286	5/4/2018	5/3/2019	GA
Asian	Spread 1	100S	100S03656	2018-1659483-L	NATDV	NATIXIS SA	19,929	5/4/2018	5/7/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01213	2018-4982-S	SGDV	Societe Generale	20,500	5/4/2018	5/2/2019	GA
Digital	Trigger	10PT	10PT00955	2018-1662595-L	HSBDV	HSBC Bank USA, National Association	30,286	5/7/2018	5/3/2019	GA
Call Spread	Secure	100C	100C03770	2018-1662596-L	SGDV	Societe Generale	435,863	5/7/2018	5/3/2019	GA
Asian	Spread 1	100S	100S03657	2018-1662598-L	SGDV	Societe Generale	89,028	5/7/2018	5/5/2019	GA
Basket	Envoy Cap	10EC	10EC02274	2018-1662602-L	NATDV	NATIXIS SA	27,222	5/7/2018	5/3/2019	GA
Cliquet	MCI	100M	100M02453	2018-1662593-L	GSIDV	Goldman Sachs International	81,749	5/7/2018	5/3/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00386	2018-1662585-L	DBDV	Deutsche Bank AG	21,105	5/7/2018	4/28/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Swaption	Interest Rate Benchmark	10RC	10RC01214	2018-4999-S	SGDV	Societe Generale	71,300	5/8/2018	5/3/2019	GA
Digital	Trigger	10PT	10PT00956	2018-1665744-L	GSIDV	Goldman Sachs International	83,803	5/8/2018	5/6/2019	GA
Call Spread	Secure	100C	100C03771	2018-1665737-L	CITDV	Citibank, N.A.	1,090,436	5/8/2018	5/6/2019	GA
Asian	Spread 1	100S	100S03658	2018-1665740-L	CITDV	Citibank, N.A.	100,912	5/8/2018	5/6/2019	GA
Call	Secure Par	100P	100P00800	2018-1665739-L	CITDV	Citibank, N.A.	69,896	5/8/2018	4/30/2019	GA
Basket	Envoy Cap	10EC	10EC02275	2018-1665753-L	CITDV	Citibank, N.A.	31,907	5/8/2018	5/3/2019	GA
Cliquet	MCI	100M	100M02454	2018-1665747-L	MSIDV	Morgan Stanley & Co International, PLC	192,702	5/8/2018	5/5/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00387	2018-1665735-L	DBDV	Deutsche Bank AG	26,074	5/8/2018	5/6/2019	GA
Call Spread	Secure	100C	100C03772	2018-1668881-L	CITDV	Citibank, N.A.	315,013	5/9/2018	5/8/2019	GA
Asian	Spread 1	100S	100S03659	2018-1668883-L	CITDV	Citibank, N.A.	67,514	5/9/2018	5/3/2019	GA
Cliquet	MCI	100M	100M02455	2018-1668880-L	MSIDV	Morgan Stanley & Co International, PLC	61,595	5/9/2018	5/7/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01215	2018-5000-S	GSIDV	Goldman Sachs International	27,300	5/9/2018	5/7/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00388	2018-1668878-L	DBDV	Deutsche Bank AG	22,739	5/9/2018	5/6/2019	GA
Call Spread	Secure	100C	100C03773	2018-1672021-L	NATDV	NATIXIS SA	442,189	5/10/2018	5/9/2019	GA
Asian	Spread 1	100S	100S03660	2018-1672023-L	NATDV	NATIXIS SA	82,993	5/10/2018	5/8/2019	GA
Cliquet	MCI	100M	100M02456	2018-1672024-L	MSIDV	Morgan Stanley & Co International, PLC	68,969	5/10/2018	5/11/2019	GA
Digital	Trigger	10PT	10PT00957	2018-1672020-L	CSBDV	Credit Suisse International	44,236	5/10/2018	5/8/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00389	2018-1672014-L	DBDV	Deutsche Bank AG	25,259	5/10/2018	5/1/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01216	2018-5008-S	SGDV	Societe Generale	28,700	5/11/2018	5/9/2019	GA
Call Spread	Secure	100C	100C03774	2018-1675328-L	SGDV	Societe Generale	273,900	5/11/2018	5/10/2019	GA
Asian	Spread 1	100S	100S03661	2018-1675330-L	SGDV	Societe Generale	37,250	5/11/2018	5/8/2019	GA
Cliquet	MCI	100M	100M02457	2018-1675327-L	MSIDV	Morgan Stanley & Co International, PLC	60,932	5/11/2018	5/9/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00390	2018-1675325-L	DBDV	Deutsche Bank AG	22,108	5/11/2018	5/8/2019	GA
Digital	Trigger	10PT	10PT00958	2018-1678653-L	NATDV	NATIXIS SA	29,338	5/14/2018	5/7/2019	GA
Call Spread	Secure	100C	100C03775	2018-1678658-L	NATDV	NATIXIS SA	385,875	5/14/2018	5/10/2019	GA
Asian	Spread 1	100S	100S03662	2018-1678660-L	NATDV	NATIXIS SA	43,349	5/14/2018	5/11/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-1	2018-1678663-L	CITDV	Citibank, N.A.	6,495	5/14/2018	5/10/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-3	2018-1678665-L	CITDV	Citibank, N.A.	4,843	5/14/2018	5/10/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-5	2018-1678667-L	CITDV	Citibank, N.A.	3,886	5/14/2018	5/10/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-6	2018-1678668-L	CITDV	Citibank, N.A.	3,512	5/14/2018	5/10/2024	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-2	2018-1678664-L	CITDV	Citibank, N.A.	5,509	5/14/2018	5/8/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-4	2018-1678666-L	CITDV	Citibank, N.A.	4,322	5/14/2018	5/10/2022	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
JRNY-CITI	Citi Vol Control	CITI	CITI00129-7	2018-1678669-L	CITDV	Citibank, N.A.	22,039	5/14/2018	5/9/2025	GA
Basket	Envoy Cap	10EC	10EC02276	2018-1678685-L	CITDV	Citibank, N.A.	20,172	5/14/2018	5/10/2019	GA
Cliquet	MCI	100M	100M02458	2018-1678652-L	MSIDV	Morgan Stanley & Co International, PLC	61,647	5/14/2018	5/11/2019	GA
Call Spread	Secure	100C	100C03776	2018-1681605-L	HSBDV	HSBC Bank USA, National Association	821,457	5/15/2018	5/13/2019	GA
Asian	Spread 1	100S	100S03663	2018-1681607-L	HSBDV	HSBC Bank USA, National Association	58,616	5/15/2018	5/13/2019	GA
Digital	Trigger	10PT	10PT00959	2018-1681601-L	CSBDV	Credit Suisse International	61,560	5/15/2018	5/14/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01217	2018-5055-S	SGDV	Societe Generale	90,700	5/15/2018	5/10/2019	GA
Basket	Envoy Cap	10EC	10EC02277	2018-1681635-L	NATDV	NATIXIS SA	49,483	5/15/2018	5/13/2019	GA
Cliquet	MCI	100M	100M02459	2018-1681634-L	MSIDV	Morgan Stanley & Co International, PLC	205,913	5/15/2018	5/12/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00391	2018-1681612-L	DBDV	Deutsche Bank AG	27,862	5/15/2018	5/11/2019	GA
Call Spread	Secure	100C	100C03777	2018-1684559-L	NATDV	NATIXIS SA	294,623	5/16/2018	5/13/2019	GA
Asian	Spread 1	100S	100S03664	2018-1684561-L	NATDV	NATIXIS SA	34,851	5/16/2018	5/14/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-2	2018-1684582-L	JPMDV	JPMORGAN CHASE BANK, N.A.	10,811	5/16/2018	4/27/2020	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-3	2018-1684583-L	JPMDV	JPMORGAN CHASE BANK, N.A.	9,628	5/16/2018	4/27/2021	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-4	2018-1684584-L	JPMDV	JPMORGAN CHASE BANK, N.A.	8,656	5/16/2018	4/27/2022	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-5	2018-1684585-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,830	5/16/2018	4/27/2023	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-1	2018-1684581-L	JPMDV	JPMORGAN CHASE BANK, N.A.	12,466	5/16/2018	4/26/2019	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-6	2018-1684586-L	JPMDV	JPMORGAN CHASE BANK, N.A.	7,109	5/16/2018	4/26/2024	GA
JRNY-JPM	JPM Vol Control	JPMM	JPMM00047-7	2018-1684587-L	JPMDV	JPMORGAN CHASE BANK, N.A.	47,300	5/16/2018	4/25/2025	GA
Cliquet	MCI	100M	100M02460	2018-1684580-L	UBSDV	UBS AG	74,259	5/16/2018	5/14/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00392	2018-1684578-L	DBDV	Deutsche Bank AG	18,427	5/16/2018	5/14/2019	GA
Call Spread	Secure	100C	100C03778	2018-1690197-L	BOADV	Bank of America, N.A.	392,702	5/17/2018	5/16/2019	GA
Call	Secure Par	100P	100P00801	2018-1690199-L	BOADV	Bank of America, N.A.	69,202	5/17/2018	5/10/2019	GA
Asian	Spread 1	100S	100S03665	2018-1690200-L	BOADV	Bank of America, N.A.	27,395	5/17/2018	5/15/2019	GA
Basket	Envoy Cap	10EC	10EC02278	2018-1687398-L	CITDV	Citibank, N.A.	32,467	5/17/2018	5/16/2019	GA
Cliquet	MCI	100M	100M02461	2018-1687397-L	MSIDV	Morgan Stanley & Co International, PLC	61,298	5/17/2018	5/15/2019	GA
Digital	Trigger	10PT	10PT00960	2018-1687396-L	CSBDV	Credit Suisse International	44,217	5/17/2018	5/14/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01218	2018-5076-S	GSIDV	Goldman Sachs International	41,100	5/17/2018	5/15/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00393	2018-1687395-L	DBDV	Deutsche Bank AG	27,684	5/17/2018	5/11/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01219	2018-5083-S	WCHDV	Wells Fargo Bank, N. A.	44,300	5/18/2018	5/15/2019	GA
Call Spread	Secure	100C	100C03779	2018-1690201-L	CITDV	Citibank, N.A.	230,225	5/18/2018	5/16/2019	GA
Asian	Spread 1	100S	100S03666	2018-1690203-L	CITDV	Citibank, N.A.	9,177	5/18/2018	5/17/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Cliquet	MCI	100M	100M02462	2018-1690212-L	MSIDV	Morgan Stanley & Co International, PLC	73,894	5/18/2018	5/17/2019	GA
Call Spread	Secure	100C	100C03780	2018-1693022-L	SGDV	Societe Generale	432,604	5/21/2018	5/17/2019	GA
Asian	Spread 1	100S	100S03667	2018-1695863-L	SGDV	Societe Generale	40,415	5/21/2018	5/19/2019	GA
Cliquet	MCI	100M	100M02463	2018-1693036-L	DBDV	Deutsche Bank AG	91,324	5/21/2018	5/18/2019	GA
Basket	Envoy Cap	10EC	10EC02279	2018-1693033-L	NATDV	NATIXIS SA	27,995	5/21/2018	5/17/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00394	2018-1693025-L	DBDV	Deutsche Bank AG	35,018	5/21/2018	5/14/2019	GA
Digital	Trigger	10PT	10PT00961	2018-1693024-L	CSBDV	Credit Suisse International	67,848	5/21/2018	5/17/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01220	2018-5099-S	SGDV	Societe Generale	116,700	5/22/2018	5/17/2019	GA
Call Spread	Secure	100C	100C03781	2018-1695848-L	CITDV	Citibank, N.A.	1,029,307	5/22/2018	5/20/2019	GA
Asian	Spread 1	100S	100S03668	2018-1695850-L	CITDV	Citibank, N.A.	67,308	5/22/2018	5/19/2019	GA
Basket	Envoy Cap	10EC	10EC02280	2018-1695872-L	GSIDV	Goldman Sachs International	37,074	5/22/2018	5/20/2019	GA
Cliquet	MCI	100M	100M02464	2018-1695869-L	DBDV	Deutsche Bank AG	207,028	5/22/2018	5/20/2019	GA
Digital	Trigger	10PT	10PT00962	2018-1695871-L	HSBDV	HSBC Bank USA, National Association	63,750	5/22/2018	5/20/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-2	2018-1695877-L	CITDV	Citibank, N.A.	3,488	5/22/2018	5/5/2020	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-3	2018-1695878-L	CITDV	Citibank, N.A.	3,089	5/22/2018	5/5/2021	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-4	2018-1695879-L	CITDV	Citibank, N.A.	2,769	5/22/2018	5/5/2022	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-5	2018-1695880-L	CITDV	Citibank, N.A.	2,497	5/22/2018	5/5/2023	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-7	2018-1695882-L	CITDV	Citibank, N.A.	14,131	5/22/2018	5/5/2025	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-1	2018-1695876-L	CITDV	Citibank, N.A.	4,056	5/22/2018	5/3/2019	GA
JRNY-CITI	Citi Vol Control	CITI	CITI00130-6	2018-1695881-L	CITDV	Citibank, N.A.	2,261	5/22/2018	5/3/2024	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00395	2018-1695852-L	DBDV	Deutsche Bank AG	20,507	5/22/2018	5/20/2019	GA
Call Spread	Secure	100C	100C03782	2018-1698712-L	GSIDV	Goldman Sachs International	325,844	5/23/2018	5/21/2019	GA
Call	Secure Par	100P	100P00802	2018-1698714-L	GSIDV	Goldman Sachs International	62,630	5/23/2018	5/17/2019	GA
Asian	Spread 1	100S	100S03669	2018-1698715-L	GSIDV	Goldman Sachs International	20,328	5/23/2018	5/22/2019	GA
Digital	Trigger	10PT	10PT00963	2018-1698717-L	CSBDV	Credit Suisse International	22,979	5/23/2018	5/22/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01221	2018-5101-S	GSIDV	Goldman Sachs International	37,400	5/24/2018	5/22/2019	GA
Digital	Trigger	10PT	10PT00964	2018-1701531-L	CSBDV	Credit Suisse International	39,790	5/24/2018	5/22/2019	GA
Call Spread	Secure	100C	100C03783	2018-1701543-L	WCHDV	Wells Fargo Bank, N. A.	395,393	5/24/2018	5/24/2019	GA
Asian	Spread 1	100S	100S03670	2018-1701545-L	WCHDV	Wells Fargo Bank, N. A.	25,108	5/24/2018	5/22/2019	GA
Cliquet	MCI	100M	100M02466	2018-1701532-L	BOADV	Bank of America, N.A.	54,617	5/24/2018	5/24/2019	GA
DB CROCI Call	Vol Control 1 Yr - VIAC	1VCV	1VCV00396	2018-1701529-L	DBDV	Deutsche Bank AG	27,200	5/24/2018	5/22/2019	GA
Swaption	Interest Rate Benchmark	10RC	10RC01222	2018-5102-S	GSIDV	Goldman Sachs International	20,900	5/25/2018	5/24/2019	GA
Call Spread	Secure	100C	100C03784	2018-1704355-L	HSBDV	HSBC Bank USA, National Association	235,963	5/25/2018	5/24/2019	GA

Option Name	Strategy Name	Option Code	Option Number	Deal Number	Counterparty ID	Counterparty	Cost	Trade Date	Maturity Date	GA/SA
Asian	Spread 1	100S	100S03671	2018-1704357-L	HSBDV	HSBC Bank USA, National Association	13,151	5/25/2018	5/23/2019	GA
Cliquet	MCI	100M	100M02467	2018-1704358-L	MSIDV	Morgan Stanley & Co International, PLC	57,955	5/25/2018	5/23/2019	GA
Basket	Envoy Cap	10EC	10EC02281	2018-1704382-L	BARDV	Barclays Bank, PLC	24,383	5/25/2018	5/23/2019	GA
Cliquet	MCI	100M	100M02465	2018-1698718-L	MSIDV	Morgan Stanley & Co International, PLC	89,475	5/23/2018	5/21/2019	GA
Asian Call Spread	Regency	110R	110R01106	2018-1684562-L	NATDV	NATIXIS SA	42,619	5/16/2018	5/6/2019	GA

SCHEDULE VI
EXISTING OTHER HEDGES
None.

SCHEDULE VII
REINSURER REPORTS

Ceding Company Receipt of Information	Information to be Provided
8 Business Days after end of quarter	Draft reserve report
10 Business Days after end of quarter	Final reserve report, including statutory, GAAP and tax reserves, with an inventory of reserve topsides or adjustments
10 Business Days after the end of the quarter	Best estimate cash flows
17 Business Days after end of quarter	Reliance statements for reserves and for fixed income annuities including AG35 AA certificate and reliance for the economic assumptions used to calculate the market value of the options
10 Business Days prior to effective date of proposed changes	Recommendation for Interest Crediting
5 Business Days prior to effective date of proposed changes	Upload file for Interest Crediting
17 Business Days after end of year	Valuation Certificate/Affidavit
37 calendar days after end of year	Annual Opinion Statements
Annually by September 30th	Assumptions to support calculation of Actuarial Present Values
Annually
Support for Blue Book exhibits, including Exhibits 5 and 7; Exhibit of Policies; Analysis of Increase in Reserves (AIR), and all applicable state pages for filing of Blue Book. Additional information if needed for notes to VIAC’s financial statements, supplements, and general interrogatories

Annually
Support for Green Book exhibits, including Exhibits 3 and 6; Analysis of Increase in Reserves (AIR). Additional information if needed for notes to VIAC’s financial statements, supplements, and general interrogatories

Annually	Reliance for Asset Adequacy

EXHIBIT A
WEEKLY ACCOUNTING REPORT
See attached.

Weekly Accounting Report
VIAC to AADE FA Business Coinsurance Settlement
For the Week-to-date Accounting Period beginning: MM/DD/YY and ending on: MM/DD/YY

VIAC to AADE FA Coins (DE) - General Account 20% Quota Share
Other Deferred	FIA	SPIA/Life Contingent	SPIA/Non-Life Contingent	Supplemental Contracts/Life Contingent	Supplemental Contracts/Non-Life Contingent	Total

Section 1: Policy cash flows to/(from) Reinsurer

First Year Premium                -        -     -     -     -        -     -
Single Premium                -        -     -     -     -        -     -     Renewal Premium                -        -     -     -     -        -     -
Premium on Supplemental Contracts        -        -     -     -     -        -     -
Other Premium                -        -     -     -     -        -     -
Less: Returned Premium            -        -     -     -     -        -     -

A     TOTAL Premiums

Full Surrenders                -        -     -     -     -        -     -
Partial Surrenders                -        -     -     -     -        -     -
Death Claims                -        -     -     -     -        -     -
Interest on Death Claims            -        -     -     -     -        -     -
Annuity Payments under Payout Annuities        -        -     -     -     -        -     -
Excess Benefits1                -        -     -     -     -        -     -
Surrender Charges                -        -     -     -     -        -     -
Market Value Adjustments            -        -     -     -     -        -     -
Other                    -        -     -     -     -        -     -

B    TOTAL Claims                -        -     -     -     -        -     -
First Year Commissions            -        -     -     -     -        -     -
Renewal Commissions            -        -     -     -     -        -     -
Trail Commissions                -        -     -     -     -        -     -
Other Commission                -        -     -     -     -        -     -

C    TOTAL Commissions                -        -     -     -     -        -     -

Section 2: Existing Hedge Proceeds

D    Total existing hedge proceeds due to Reinsurer                                         -

Section 3: Policy cash flows due to/(owed from) Reinsurer

E    Reinsurer Share of Net Policy Cash Flows and Hedge Proceeds (A - B - C + D)2                                 -

Notes:

1	Excess benefits refer to income rider payments in excess of account value.

2	Reinsurer share of net policy cash flows and hedge proceeds are settled on a weekly basis

EXHIBIT B
MONTHLY ACCOUNTING REPORT
See attached.

Monthly Accounting Report
VIAC to ALRE FA (GA & SA) Business Modco Settlement
For the Year-to-date Accounting Period beginning: MM/DD/YY and ending on: MM/DD/YY

VIAC to AADE FA Coins (DE) - General Account 20% Quota Share
Other Deferred	FIA	SPIA/Life Contingent	SPIA/Non-Life Contingent	Supplemental Contracts/Life Contingent	Supplemental Contracts/Non-Life Contingent	Total

Section 1: Policy cash flows to/(from) Reinsurer

First Year Premium                -        -     -     -     -        -     -
Single Premium                -        -     -     -     -        -     -     Renewal Premium                -        -     -     -     -        -     -
Premium on Supplemental Contracts        -        -     -     -     -        -     -
Other Premium                -        -     -     -     -        -     -
Less: Returned Premium            -        -     -     -     -        -     -

A     TOTAL Premiums

Full Surrenders                -        -     -     -     -        -     -
Partial Surrenders                -        -     -     -     -        -     -
Death Claims                -        -     -     -     -        -     -
Interest on Death Claims            -        -     -     -     -        -     -
Annuity Payments under Payout Annuities        -        -     -     -     -        -     -
Excess Benefits1                -        -     -     -     -        -     -
Surrender Charges                -        -     -     -     -        -     -
Market Value Adjustments            -        -     -     -     -        -     -
Other                    -        -     -     -     -        -     -

B    TOTAL Claims                -        -     -     -     -        -     -
First Year Commissions            -        -     -     -     -        -     -
Renewal Commissions            -        -     -     -     -        -     -
Trail Commissions                -        -     -     -     -        -     -
Other Commission                -        -     -     -     -        -     -

C    TOTAL Commissions                -        -     -     -     -        -     -

Section 2: Existing Hedge Proceeds

D    Total existing hedge proceeds due to Reinsurer                                             -

Section 3: Policy cash flows due to/(owed from) Reinsurer

E    Reinsurer Share of Net Policy Cash Flows and Hedge Proceeds (A - B - C + D)2                                     -
Section 4: Other fee accruals owed from Reinsurer

F    Expenses (Q )                                                    $    -
G    Other                                                            -

Section 5: Monthly/Quarterly Net Settlement Amount owed to / (from) Reinsurer

H    Reinsurer Share of Settlement Amounts (E - F - G - H)                                            -
I    Interim settlements transferred to / (from) Modco Account during Period                                        -
J    Net Settlement Amount owed to / (from) Reinsurer (I - J)                                        $    -

Section 7: Expense Reimbursements

K    Premium Taxes Payable by Reinsurer                -     -     -     -        -     -     -
L    Guaranty Fund Assessments due from Reinsurer             -     -     -     -        -     -     -
M    Other Expenses                    -     -     -     -        -     -     -
N    TOTAL Expenses and Taxes
owed from Reinsurer (K+L+M)                -     -     -     -        -     -     -

Notes:

1	Excess benefits refer to income rider payments in excess of account value.

2	Reinsurer share of net policy cash flows and hedge proceeds are settled on a weekly basis

EXHIBIT C
QUARTERLY ACCOUNTING REPORT
See attached.

Quarterly Accounting Report
VIAC to AADE FA GA Business Coinsurance Settlement
For the Year-to-date Accounting Period beginning: MM/DD/YY and ending on MM/DD/YY

VIAC to AADE FA Coins (DE) - General Account 20% Quota Share
Other Deferred	FIA	SPIA/Life Contingent	SPIA/Non-Life Contingent	Supplemental Contracts/Life Contingent	Supplemental Contracts/Non-Life Contingent	Total

Section 1: Policy cash flows to/(from) Reinsurer
First Year Premium                    -     -     -     -        -     -     -
Single Premium                        -     -     -     -        -     -     -
Renewal Premium                    -     -     -     -        -     -     -
Premium on Supplemental Contracts                -     -     -     -        -     -     -
Other Premium                        -     -     -     -        -     -     -
Less: Returned Premium                    -     -     -     -        -     -     -

ATOTAL Premiums

Full Surrenders                        -     -     -     -        -     -     -
Partial Surrenders                    -     -     -     -        -     -     -
Death Claims                        -     -     -     -        -     -     -
Interest on Death Claims                    -     -     -     -        -     -     -
Annuity Payments under Payout Annuities                -     -     -     -        -     -     -
Excess Benefits1                        -     -     -     -        -     -     -
Surrender Charges                    -     -     -     -        -     -     -
Market Value Adjustments                    -     -     -     -        -     -     -
Other                        -     -     -     -        -     -     -

B	TOTAL Claims - - - - - - -

First Year Commissions                    -     -     -     -        -     -     -
Renewal Commissions                    -     -     -     -        -     -     -
Trail Commissions                    -     -     -     -        -     -     -
Other Commission                    -     -     -     -        -     -     -

CTOTAL Commissions                    -     -     -     -        -     -     -

Section 2: Existing Hedge Proceeds

D	Total existing hedge proceeds due to Reinsurer -

Section 3: Policy cash flows due to/(owed from) Reinsurer

E	Reinsurer Share of Net Policy Cash Flows and Hedge Proceeds (A - B - C + D)[2] -

Section 4: Other fee accruals owed from Reinsurer

F	Expenses (Q + R)[3] -

G	Other -
Section 5: Monthly/Quarterly Net Settlement Amount owed to / (from) Reinsurer

H	Reinsurer Share of Settlement Amounts (E - F - G +/- Q) -

I	Interim settlements transferred to / (from) Modco Account during Period -

J	Net Settlement Amount owed to / (from) Reinsurer (H-I) -

Section 6: Expense Reimbursements

K	Premium Taxes Payable by Reinsurer - - - - - - -

L	Guaranty Fund Assessments due from Reinsurer - - - - - - -

M	Other Expenses - - - - - - -

N	TOTAL Expenses & Taxes owed from Reinsurer (K+L+M) - - - - - - -

Section 7: Policy expenses owed from Reinsurer

Non-payout annuities - fee applied to reserves                -     -     -     -        -     -     -
Non-payout annuities - fee applied to policy count            -     -     -     -        -     -     -

TOTAL Policy Expenses specific to Non-Payout Annuities            -     -     -     -        -     -     -
Payout annuities - fee applied to reserves                -     -     -     -        -     -     -

TOTAL Policy Expenses specific to Payout Annuities            -     -     -     -        -     -     -
Other Expenses                        -     -     -     -        -     -     -

TOTAL Other Policy Expenses                    -     -     -     -        -     -     -
O TOTAL Policy Expenses                    -     -     -     -        -     -     -

Section 8: Policy Loans

P Book Value of Policy Loans at the Beginning of the Month                                                -

New loans                                                        -
Loan payments made                                                    -
Loan interest                                                        -
Q Total increase/(decrease) from Policy Loan                                                    -
R Book Value of Policy Loan at End of the Month (P+Q)                                                -

Notes:

1	Excess benefits refer to income rider payments in excess of account value.

2	Reinsurer share of net policy cash flows and hedge proceeds are settled on a weekly basis

3	Monthly settlements will only include expenses detailed in section 7. Quarterly settlements will include expenses detailed in section 7 and section 8.

EXHIBIT D
ACCOUNT VALUE ROLL-FORWARD INFORMATION FIELDS

Field	Definition
POLICY NUM	Associated policy number for the contract
PLAN CODE	Admin Plan code for the associated policy
ISSUE DATE	Date of Issuance
Month End Date	Date of the month end value
Bucket CODE	Identification of Fixed or Fund
FIA FLAG	Y / N to indicate if FIA.
Prior Month End Value	Value from the prior AVRF file at the bucket level.
Deposits	AV deposited into Bucket or Free look removed from bucket.
Annuitizations	Account Value annuitized.
AWS	Systematic Withdrawals. Would expect GMWB payments / Claims to be reported here.
DEATH CLAIMS	Death Claim
DEATH CLAIMS Excess	Death Claim paid in excess of AV
Shifts	Money moved between buckets.
SURRENDER - FULL	Full surrenders
SURRENDER - PARTIAL	Partial Surrenders
Surr Charges	Surrender charges applied
MVA	MVA applied
Apprec	Bucket Appreciation (Interest credited)
GMWB_Credit	Credit to offset the GMWB Claim, expected this to be populated when AV approaches zero. This will keep AV from going negative.
GMDB_Credit	Credit that represents excess death benefit paid out due to a GMDB rider.
GMWB_Charge	Charge applied for GMWB rider
GMDB_Charge	Charge applied for GMDB rider
Current Month End Value	Value after all monthly transactions have occurred. This should align with the "VOYA_FIELDS_IF" request. This should be the rolled value from the prior month.

EXHIBIT E
SERIATIM INFORMATION FIELDS

I.	For Payout Annuities

Request
Policy Number
Policy Status
Plan Code
Company Name
Issue State
Contract Type (Payout, Annuitization, Structured Settlement, etc..)
Owner Sex
Owner Issue Age
Owner Date of Birth
Owner Date of Death
Number of Lives
Initial Premium
Rated Age
Substandard Category
Payout Type (Cert Only, C&L, Life Only)
Recurring Benefit Payment Amount
Payment Mode
Issue Date
Benefit Start Date
Benefit Stop Date
Benefit Stop Reason
Certain Period End Date
Certain Period Months
JointSurvivor Benefit Percent or Amount -1st Life
JointSurvivor Benefit Percent or Amount -2nd Life
Contingent Annuitant's Issue Age
Contingent Annuitant's Date of Birth
Contingent Annuitant's Date of Death
Contingent Annuitant's Sex
Cost of Living Adjustment/Benefit Growth Rate Pct
Cost of Living Adjustment Frequency
Income Change Date
Income Change Amount
Lump Sum Payment Amount
Lump Sum Payment Date

Death Benefit Amount
Stat Valuation Rate 1
Stat Valuation Rate 2
Stat Valuation Rate 3
Stat Valuation Rate 4
Tax Valuation Rate 1
Tax Valuation Rate 2
Tax Valuation Rate 3
Tax Valuation Rate 4
Death Status
Valuation Date

II.	For Non-Payout Annuities

a.	For Fixed and Fixed Indexed Annuities

Field	Definition
POLICY NUM	Associated policy number for the contract
PLAN CODE	Admin Plan code for the associated policy
Company	Issuing company
Treaty	Description of the if it is in the flow or block treaty.
Quota Share	Reinsured Quota share associated with policy. This is expected to be 1.00 for Voya.
Annuity Type	Source of Funds
Policy Form Name	Name of the policy form
STATUS	A= Active, SR = Surrendered, P = Pending , T = Terminated, CA = Canceled, DH = Death, AN: Annuitized, O = Terminated for other reason
REASON	Reason for Terminating Policy (Surrender, Etc.)
ISSUE STATE	two letter code for each issue state
ISSUE DATE	Date of Issuance
RATE DETERMINATION DATE	As of date of the rates, can be different from issue date.
Application Date	Date at which policy application was filed
LIFE1 ISSUE AGE	Age at Issue
LIFE1 SEX CODE	F = female, M = Male
LIFE1 Birth Date	Date of Birth
SingleJointIndicator	Is the policy single or Joint
LIFE2 ISSUE AGE	Joint Life Age at Issue
LIFE2 SEX CODE	Joint Life F = female, M = Male
LIFE2 Birth Date	Joint Life Date of Birth
QUAL CODE	Q = Qualified, NQ = non qualified. Any other values should be explained

PremBonus	Premium Bonus (if applicable)
PremBonusType	How is the premium bonus recaptured? Via a vesting schedule or higher surrender charges?
PremBonusVestTable	Vesting schedule for premium bonus
PremBonusAddSCTable	Additional surrender charge for premium bonus.
Accum Value	Account Value
Surr Value	Accumulation value - surrender charge - premium tax
MVA_Type	Indentifier for the Type of MVA. This would generally indicate different MVA calculations. Could be descriptive or form types. NA if no MVA.
MVA_Adjustment	Current Calculated MVA Adjustment
MVA_Term	Number of years the MVA applies
MVA_RateType	They Type of rate that the MVA calculation is based on.
MVA_RateInitial	The rate from contract issue date that the mva is calculated against
MVA_RateTerm	Term of rate to be looked in the projection to calculate future MVAs
MVA_RateAdd	Additive factor to the calculation
Stat Reserve	Calculated statutory reserve
Prem Rcd	Total premium received
Prem 1yr	Total premium received in first year
Remaining Premium	Total premium received less ITD withdrawals
Comm	Total commissions paid to Agent
Comm_Code	Commission Code. Represents heaped, level, other
Comm_Table	Table reference for the commission.
Comm_ChgbackITD	ITD amount of commission chargebacks
Comm_Deferrable	Deferrable Comm
Comm_NonDeferrable	Non deferrable Comm
Comm_Ceding	Ceding Commission Associated with Policy
Death Claim	Total death claim distributed upon death
Withdrawals	Withdrawal Value
Surrenders	Total amount paid upon surrender
Surr Charge	Total surrender charges collected upon surrender
SURR CHG PCT	Current surrender charge percent (5% Surrender Charge should be shown as 0.05)
SC_Table	Table reference for looking up policy year based surrender charges
Fix_GuarPeriod_Current	Current guarantee period in months for fixed bucket. {May move to Strat Request}
Fix_GuarPeriod_Prior	Prior Guar Period in months for fixed buckets. {May move to Strat Request}
Fix_GuarPeriod_Next	What is the length of next available guaranteed period for Fixed Buckets? In months. {May move to Strat Request}
Renewal Date	Date on which the policy has had its most recent renewal
Fixed Credit RT	Current guarantee period interest rate

Fix FV	Fixed Rate Fund Value
Index FV	Indexed Rate Fund Value
SNFL Value Indexed	Minimum guaranteed contract value for Indexed buckets
SNFL Rate Indexed	Minimum guaranteed contract value interest rate for indexed buckets
SNFL Value Fixed	Minimum guaranteed contract value for fixed buckets (Including MYGA or Traditional products)
SNFL Rate Fixed	Minimum guaranteed contract value interest rate for fixed buckets. (Including MYGA or Traditional products)
MGCV	If there is an additional guarantee other than SNFL
MGCV Int Rate	If there is an additional guaranteed Rate other than SNFL
MGCV2	If there is an additional guarantee other than SNFL and MGCV
MGCV2 Int Rate	If there is an additional guaranteed Rate other than SNFL and MCGV
FPW_Avail	Free Partial Withdrawal Currently Available to the policy
FPW_ITD_Free	Inception to date free partial withdrawals taken
FPW_ITD_Excess	Inception to date partial withdrawals in excess of the free partial withdrawal amount
FPW_ITD_Total	Inception to date total partial withdrawals taken (free + excess)
Spousal Cont / Beneficiary	Indicator if it is a spousal continuation or Beneficiary, S if Spousal, B if Bene, & N if it is not
Spousal/Beneficiary Continuation Date	Date of the spousal continuation
Premium Tax	Premium tax charged to the policy
Stat Val Rate Withdrawal	Statutory Valuation rate at issue for Withdrawal Benefit Stream
Stat Val Rate Annuitization	Statutory Valuation rate at issue for Annuitization Benefit Stream
Stat Val Rate Death	Statutory Valuation rate at issue for Death Benefit Stream
Original Issue Age	For Renewed MYGAs, the issue age for first surrender period
Original Issue Month	For Renewed MYGAs, the issue month for first surrender period
Original Issue Year	For Renewed MYGAs, the issue year for first surrender period
GMWB_RiderCode	Code or form type of GMWB rider
GMWB_Value	GMWB value to multiply the payout table by calculate the benefit.
GMWB_SimpleIntBase	If rollup is simple interest, this is the basis for the interest credited to the GMWB Value
GMWB_PayoutTable	Table reference for defining attained age or select/Ult payout factors (MAW)

GMWB_ChargeType	Definition of charges. Includes, what the basis of the charge is (AV or GMWB AV), as well as if the charge is proportional or dollar for the dollar.
GMWB_Charge%	Charge Rate
GMWB_ChargeTable	Table reference for defining charges, if more complex than a single number
GMWB_ChargeITD	Charges collected from issue
GMWB_RollupType	Definition of rollup of the GMWB Value. Generally thought of Simple / Compound interest and Dollar for Dollar or Proportional. There may be other types not listed.
GMWB_Rollup%	Rollup rate
GMWB_RollupTable	Table reference for defining rollups, if more complex than a single number
GMWB_RollupPar	Participation Rate in base contract interest credits
GMWB_AccumYrs	Years the GMWB_Value will accumulate
GMWB_ValueBonus	Bonus decimal applied to the GMWB_Value
GMWB_PaymentElectDate	Date GMWB payments are elected. Default for none elected.
GMWB_PaymentAttainedAge	Attained Age used to determine GMWB payment, if attained age driven
GMWB_PaymentIssueAge	Issue Age used to determine GMWB payment, if attained age driven
GMWB_PaymentElection	Systematic or One-time MAW;
GMWB_Payment	Current annual payment for elected GMWB. 0 if not elected.
GMWB_PaymentRemaining	Remaining annual payments for GMWB. 0 if not elected
GMWB_PaymentType	Type of GMWB payment elected. Joint/Single and Level, Inflation, Increasing, Inflation, etc. This field should have all possible payment options that have been elected. Default for none elected.
GMWB_PaymentMode	Frequency of the elected gwmb payment
GMWB_PaymentUtil	Is the maximum available being taken(max), excess, or less(partial)?
GMWB_PaymentIncr	decimal representing annual increase in GMWB_Payment. 0 if no increase or not elected
GMWB_TerminationDate	Date that the income rider was terminated by the policyholder
GMWB_Restart	Y\N flag if IR Restart has been elected. Restart
GMWB_RestartDate	Date of IR Restart (if applicable)
GMWB_RestartAccumDate	If Restarted, new end date of accumulation phase
GMWB_NHBType	Determines which type of nursing home benefit can be elected under the GMWB rider. Example are 2x payment for life, 2x payment for 5 years, 2x payment until AV is exhausted, etc…
GMWB_NHBMult	Multiplier applied to payments when "X" ADLs can not be performed
GMWB_NHBElectDate	Date the Nursing home benefit is turned on

GMWB_NHBEndDate	Date the nursing benefit is turned off.
GMWBDB	Yes/No flag to indicate if GMWB rider has a death benefit associated with it
GMWBDB_PayoutTermCurr	Number of years the GMWB face is paid out over as the death benefit
GMWBDB_PayoutTermGuar	Guaranteed number of years the GMWB face is paid out over as the death benefit
GMDB_RiderCode	Code or form type of GMDB rider
GMDB_Value	GMDB Base paid out as death benefit
GMDB_SimpleIntBase	If rollup is simple interest, this is the basis for the interest credited to the GMDB Value
GMDB_ChargeType	Definition of charges. Includes, what the basis of the charge is (AV or GMDB AV), as well as if the charge is proportional or dollar for the dollar.
GMDB_Charge%	Charge Rate
GMDB_ChargeTable	Table reference for defining charges, if more complex than a single number
GMDB_RollupType	Definition of rollup of the GMDB Value. Generally thought of Simple / Compound interest and Dollar for Dollar or Proportional. There may be other types not listed.
GMDB_Rollup%	Rollup rate
GMDB_RollupTable	Table reference for defining rollups, if more complex than a single number
GMDB_RollupPar	Participation Rate in base contract interest credits
GMDB_PayoutTermCurr	Number of years the GMDB face is paid out over as the death benefit
GMDB_PayoutTermGuar	Guaranteed number of years the GMDB face is paid out over as the death benefit
PolicyLoan_Amount	Amount of loaned out AV
DistChannel	Distribution Channel. Specific names of the
Annuitization_Value	Value that can be annuitized. Generally expected to be AV. Some products have none AV values
Annuitization_Bonus	Bonus applied to the Annuitization Value.
Annuitization_MaxDate	Max Date at which the policy can annuitize
Annuitization_MinCertPeriod	Shortest certain years the policy can annuitize.
Annuitization_MinCertPeriodRate	Annuitization rate assoicated with the shortest certain period.

b.	For Fixed Indexed Annuities Only

i.	Strategy Data

Field	Definition
POLICY NUM	Associated policy number for the contract
PLAN CODE	Admin Plan code for the associated policy
Bucket CODE	Identification of Fixed or Fund
ISSUE DATE	Date of Issuance
Index Date	Date of most recent renew
Index Value	Index Value as of Index Date
Index End Date	End Date to compare Index Values
Term	Term Length, in months or years
FundInBucket	Account value for index
Index Desc	description of index
Index Cap	Cap associated with index
Min Index Cap	minimum cap for index
Participation Rate	participation rate for index
Min Part Rate	minimum participation rate for index
MinGuar	Minimum guarantee rate
Trigger Rate	Performance Trigger rate
Min Trigger Rate	Minimum Trigger rate
Bucket MGCV	Minimum guaranteed contract value at the index bucket level (sum of buckets should total to the aggregate MGCV)
Bucket F133 Guaranteed Value	Guaranteed Value at the indexed bucket level. Total of premium + transfers - withdrawals from the strategy. Could be aggregated to the total of the indexed buckets.
Buffer Rate	Rate at which policy holders beging experiencing loss
SpreadRate	Annual spread rate
Max Spread Rate	Maximum spread rate
Bailout Fields	Any fields applicable to Bailout Strategies
TIER Rates	High and Low Tiered Rates for Tiered Rate Strategies

ii.	Transaction Data

Field	Definition
POLICY NUM	Associated policy number for the contract
PLAN CODE	Admin Plan code for the associated policy
ISSUE DATE	Date of Issuance
Bucket CODE	Identification of Fixed or Fund
Index Desc	description of index
transaction type	Detailed description of transaction
Account value post	Account Value after transaction
Transaction amount	Transaction amount
Effective Date	Effective Date of transaction (sometimes it is back dated)
Processdate	Process Date of transaction
Death Date	Date of Death
Death Notification Date	Date of Death Notification
reversal code	Code for reversing transactions
date of reversal	Used in cases of reversed transactions
surrender charges	Surrender Charges associated with transaction
MVA	MVA associated with transaction
Free withdrawal amount	$ of transaction that was free of SC and MVA
Interest Earned	Interest Credited to the policy (i.e. Fixed Interest or Indexed Interest (on Anniversary))
Gross Premium	Gross Premium
Remaining premium	Remaining Premium as of after transaction

Additional Transaction relevant fields	Include any other transaction relevant fields commonly used by VOYA